UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: October 31, 2010

Date of reporting period: November 1, 2009 — April 30, 2010

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOLS
(CLASS A SHARES)

500 Fund: PJMDX

700 Fund: PDMAX

Putnam Absolute Return 500 and 700 Funds

Semiannual report 4 | 30 | 10

A world of investing.™

Putnam INVESTMENTS

ABSOLUTE RETURN FUNDS are designed for a wide range of investors and pursue positive returns with less volatility over time than more traditional funds.

Putnam
Absolute Return
500 and 700
Funds

Semiannual report
4 | 30 | 10

Message from the Trustees	1
About the funds	2
Performance snapshot	4
Interview with your fund’s portfolio manager	5
Your fund’s performance	10
Your fund’s expenses	12
Terms and definitions	15
Other information for shareholders	16
Financial statements	17
Shareholder meeting results	95

Message from the Trustees

Dear Fellow Shareholder:

Volatility returned to global equity markets this spring. This change was to be expected after the remarkable advances of the past year, but the headlines from Europe added fuel.

If 2009 can be characterized as a rebound from the liquidity crisis, the investment environment for 2010 is shaping up to be somewhat more difficult, one that requires analysis, insight, innovation, and expertise.

These attributes form the very core of Putnam’s analytic, active-management approach, which seeks to weather short-term periods of market dislocation, while preparing for the expected return of a more positive investing environment. With volatility rising in fixed-income markets, bond investors should benefit from active management as well.

We would like to thank all shareholders who took the time to vote by proxy on a number of issues, including shareholder-friendly management fee changes, which went into effect earlier this year. We would also like to welcome new shareholders to the funds, and thank all of our investors for your continued confidence in Putnam.

About the funds

Pursuing positive returns with less volatility

In response to the considerable financial market volatility investors have experienced in recent years, Putnam Absolute Return Funds are designed to provide helpful diversification to portfolios.

Putnam Absolute Return Funds differ from traditional relative return funds in three important ways. First, absolute return funds pursue positive returns with less volatility over periods of three years or more. Most traditional funds seek outperformance relative to an asset-class benchmark, and their returns may be negative when the benchmark declines. Second, to reduce volatility, absolute return funds isolate and mitigate specific risks that could cause negative results. Third, absolute return funds are independent from traditional benchmarks, giving them the flexibility to invest in a wide range of securities from sectors and markets around the world, and they can adjust the mix of investments as market opportunities change. In short, absolute return funds are less constrained than funds that focus on outperforming a traditional stock or bond benchmark.

In addition to these features, Putnam Absolute Return 500 Fund and 700 Fund are backed by experts in Putnam’s Global Asset Allocation Group. These professionals use advanced risk management techniques, such as active trading strategies designed to exploit market inefficiencies. These tools can help mitigate downside risk and potentially help the funds outperform general markets during flat or negative market conditions.

Consider these risks before investing: Asset allocation decisions may not always be correct and may adversely affect fund performance. The use of leverage through derivatives may magnify this risk. Leverage and derivatives carry other risks that may result in losses, including the effects of unexpected market shifts and/or the potential illiquidity of certain derivatives. International investments carry risks of volatile currencies, economies, and governments, and emerging-market securities can be illiquid. Bonds are affected by changes in interest rates, credit conditions, and inflation. As interest rates rise, prices of bonds fall. Long-term bonds are more sensitive to interest-rate risk than short-term bonds, while lower-rated bonds may offer higher yields in return for more risk. Unlike bonds, bond funds have ongoing fees and expenses. Stocks of small and/or midsize companies increase the risk of greater price fluctuations. REITs involve the risks of real estate investing, including declining property values. Commodities involve the risks of changes in market, political, regulatory, and natural conditions. Additional risks are listed in the funds’ prospectus.

Recurring volatility shows
the need for absolute returns

As a result of the historical events below, stocks and bonds experienced setbacks. That is why it is important to diversify a portfolio with an absolute return fund.

Inflation The Consumer Price Index rose 13.5% in 1980, and long-term government bonds fell 3.95%. (Source: Ibbotson Long-Term U.S. Government Total Return Index.)

Market panics On Black Monday, October 19, 1987, the Dow Jones Industrial Average plunged 23% in one day.

Global conflicts After the September 11 attacks in 2001, the S&P 500 dropped 7.1% when the stock market re-opened days later.

Financial crises After the Lehman Brothers collapse in September 2008, stocks, bonds, and global markets fell, and even investment-grade bonds lost value, declining 2.4% in October 2008. (Source: Barclays Capital Aggregate Bond Index.)

As stocks went up and down and Treasury bills were flat,
Putnam Absolute Return 500 Fund and 700 Fund
pursued their three-year return targets.

Performance
snapshot

Annualized total return (%) comparison as of 4/30/10

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 10–12 for additional performance information. For a portion of the periods, these funds may have limited expenses, without which returns would have been lower. A 1% short-term trading fee may apply. To obtain the most recent month-end performance, visit putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

Interview with your
fund’s portfolio manager

Jeff Knight

Jeff, we saw some renewed bouts of volatility
in stock and bond markets during
the semiannual period. How did Putnam
Absolute Return 500 Fund and Putnam
Absolute Return 700 Fund perform?

During the period, markets began to transition away from the broad-based recovery of 2009 and toward greater volatility. This sort of change is normal at this stage of a business cycle, though some of the specific triggers, such as the sovereign debt crisis in Europe, are unique to this cycle and require close attention. Fortunately, the funds continued to deliver positive results. Class A shares of the 500 Fund produced a return of 3.38% in the 6-month period, and class A shares of the 700 Fund returned 4.17% over the same period. These funds do not have a traditional stock or bond benchmark. Their return targets are established for a three-year period, which does not align with the shorter time period of this report. As a reference point, Treasury bills returned a mere 0.08% over the past six months.

How did you keep the funds on a positive
course as market volatility returned?

We saw strong results from a number of strategies in the funds, particularly the U.S. large-cap stocks and fixed-income holdings. Although stocks fell during January in the early phases of Greece’s debt crisis, the U.S. economy’s momentum continued throughout the period, helping to push corporate earnings higher and supporting the stock market’s ascent. Our stock selections performed even better than the market in general. Among the top contributors were Qwest in the telecommunications sector and Bank of America.

How did fixed-income securities contribute
to performance?

The fixed-income returns continued to be powered by attractive yields and price

Broad market index and fund performance

This comparison shows the funds’ performance in the context of broad market indexes for the six months ended 4/30/10. See pages 4 and 10–12 for additional fund performance information. Index descriptions can be found on page 15.

appreciation, extending their recovery from the unprecedented low price levels they reached in 2008. Examples of the funds’ holdings include non-government agency residential mortgage securities with some credit risk. We favor these securities because there are still questions about the housing market that are keeping security prices attractive. We think housing prices are likely to fall moderately from current levels, and so we have selected securities that we think can still have a positive return if home prices fall moderately, or even dramatically. Another fixed-income strategy that helped results involves mortgage prepayments. There has been an inconsistency in the markets today in which the markets are pricing securities as if mortgage prepayments were occurring at the same rate as they did several years ago, even though prepayments are down by half because people who are underwater on their mortgages cannot refinance. To profit from this mispricing, we have held interest-only [IO] collateralized mortgage obligation securities [CMOs] in the portfolio.

What securities detracted from performance?

We supplemented our major strategies in equities and fixed-income securities with a number of smaller strategies, such as sector allocations and exposure to commodities, high-yield corporate bonds, and emerging-markets stocks, as well as some options strategies. This reflects our flexibility to invest in a wide variety of securities and to diverge from conventional benchmarks. By pursuing this wide range of opportunities, our goal is to keep the funds on track toward their return targets with low volatility, while not depending on any individual strategy. On balance, these smaller strategies generally helped performance, but there were some that detracted from results. For example, small positions in emerging-market stocks had a setback when emerging markets in general fell during January. We added a bit more when prices were weak, and the holdings rallied for a while until the final month of the period. In April, with the rising volatility in Europe, emerging markets declined again. At the same time, the funds’ small positions in international government bonds also

Portfolio composition as of 4/30/10

500 FUND		700 FUND

Cash and equivalents	41.9%	Cash and equivalents	24.7%

Commercial MBS	14.2	Commercial MBS	17.7

U.S. large-cap stocks	11.5	Agency CMO	16.6

Agency CMO	11.3	High-yield corporate bonds	14.6

High-yield corporate bonds	8.9	U.S. large-cap stocks	12.5

Non-agency RMBS	5.2	Non-agency RMBS	7.2

Emerging-market stocks	2.7	Emerging-market stocks	2.6

Commodities	2.4	Commodities	2.2

U.S. investment-grade		U.S. investment-grade
corporate bonds	1.7	corporate bonds	1.7

Bank loans	0.1	Bank loans	0.2

Emerging-market bonds	0.1

Allocations are represented as a percentage of portfolio value and include derivative instruments. These may differ from allocations shown later in this report. Holdings and allocations may vary over time.

“We saw strong results from a number
of strategies in the funds, particularly
the U.S. large-cap stocks and the
fixed-income holdings.”

Jeff Knight

declined. But these disappointments were small in comparison to the strategies that worked for the funds.

As the manager of absolute return funds,
what is your perspective on the transition in
market trends and the jump in volatility?

This financial market recovery has followed a classic script. The rally began in March 2009, near the mid point of the recession in the economy, which fits a historical pattern. It lasted for several quarters, when you take into account the first few months of 2010. Since we have researched past recoveries, we had anticipated the next phase: more modest gains focused in fewer sectors, with a higher degree of volatility. The debt crisis in Europe appears to be a catalyst in making this transition. In other words, the strong upward movement of the market was losing its steam, and the situation in Europe hastened the transition to a new trend.

With an absolute return strategy, we have many tools to position the portfolios for a major shift in market trends. I think it is important to say that we do not simply retreat from the markets when circumstances become more difficult. Our focus is on the funds’ return objectives and their low-risk profiles, but we don’t lose our peripheral vision, you might say. We actively seek out opportunities that arise in any type of market conditions, and we look for a wide variety of potential strategies that are unrelated to each other. A high degree of diversification can help to limit risk. And when markets become turbulent, securities are often mispriced, which provides opportunities to help us pursue the funds’ target returns.

How are you positioning the funds given the
concerns about sovereign debt?

The intent of the funds is to help investors get through these swings in the markets without experiencing substantial volatility. With the

Portfolio composition comparison

This chart shows how the fund’s top weightings have changed over the past six months. Weightings are shown as a percentage of total investment portfolio value and include derivative instruments. Holdings will vary over time course of events so unclear, we implemented a number of different strategies. Some were intended to work if there were a quicker resolution to the problems, and some were designed to protect the portfolios if the situation worsened. One step was simply to reevaluate current holdings. We believe the equity and fixed-income holdings in the funds, for example, continue to offer attractive valuations, especially since markets have pulled back from their higher levels of recent months. So we continue to have confidence in our major strategies. We also began in April to use our flexibility to hedge against market declines using put options. It was a modest but helpful strategy as volatility increased. In addition to these steps, we also began to look more closely at the opportunities generated by market volatility in sovereign bonds. Yields on the bonds of several governments have risen dramatically. Given the possibility that some of these bonds are likely to deliver attractive returns because the discounts are significant, we have been analyzing the opportunities, though we remain cautious because volatility is so high.

What is your outlook for markets and the
fund? Is the current crisis likely to derail the
recovery in the market or the economy?

We are monitoring this situation closely. For now it appears that the economic recovery is intact, and corporate earnings appear to be on course to grow strongly. But we monitor a number of signals about the market and the economy, and it is fair to say that some of these have turned more negative in recent months than they were at the start of the year. Clearly, the government debt situation is a major problem for the global economy, but there is still a way forward that can keep the economic recovery and financial markets on track. With the absolute return strategy, we are fortunate to have a number of tools available to us as these events play out, both to protect the portfolios from volatility and to seize opportunities that can help the funds stay on course and pursue their return targets.

Jeff, thanks for sharing your views with
us today.

Portfolio composition comparison

This chart shows how the fund’s top weightings have changed over the past six months. Weightings are shown as a percentage of total investment portfolio value and include derivative instruments. Holdings will vary over time.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the funds for the entire period. Portfolio composition is subject to review in accordance with each fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Jeffrey Knight is Head of Global Asset Allocation at Putnam. He holds an M.B.A. from the Tuck School of Business at Dartmouth College and a B.A. from Colgate University. A CFA charterholder, he joined Putnam in 1993 and has been in the investment industry since 1987.

In addition to Jeff, your fund’s portfolio managers are James Fetch, Robert Kea, Robert Schoen, and Jason Vaillancourt.

IN THE NEWS

The first-quarter earnings season is shaping up to be one for the history books. With 172 of the S&P 500 companies reporting, 83% have beaten earnings analysts’ expectations, a record pace, according to Thomson Reuters Research. In a typical quarter, 61% of companies beat estimates. Both top-line (sales) and bottom-line earnings (profits) are coming in above expectations. What’s more, the companies have exceeded consensus earnings estimates by 16%, the highest “surprise factor” on record. Companies that undertook aggressive cost-cutting during the economic downturn have added to their bottom lines. Now many of those firms are experiencing rising sales, which is essential to sustained, long-term growth.

Your fund’s performance

This section shows each fund’s performance, price, and distribution information for periods ended April 30, 2010, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the funds’ current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

500 Fund

Fund performance Total return for periods ended 4/30/10

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(12/23/08)		(12/23/08)		(12/23/08)		(12/23/08)		(12/23/08)	(12/23/08)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Life of fund	11.44%	5.04%	10.24%	6.24%	10.28%	10.28%	10.59%	6.75%	11.03%	11.78%
Annual average	8.34	3.70	7.48	4.58	7.51	7.51	7.73	4.95	8.05	8.58

1 year	9.80	3.47	8.83	3.83	8.86	7.86	9.17	5.32	9.50	9.91

6 months	3.38	–2.58	2.94	–2.07	2.87	1.87	3.06	–0.55	3.19	3.40

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns (public offering price, or POP) for class A and M shares reflect a maximum 5.75% and 3.50% load, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC.

For a portion of the periods, this fund may have limited expenses, without which returns would have been lower.

A 1% short-term trading fee may be applied to shares exchanged or sold within 7 days of purchase.

Fund price and distribution information For the six-month period ended 4/30/10

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		1	1	1		1	1

Income	$0.1140		$0.0750	$0.0880	$0.0990		$0.1130	$0.1270

Capital gains — Long-term	0.0360		0.0360	0.0360	0.0360		0.0360	0.0360

Capital gains — Short-term	0.0413		0.0413	0.0413	0.0413		0.0413	0.0413

Total	$0.1913		$0.1523	$0.1653	$0.1763		$0.1903	$0.2043

Share value	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

10/31/09	$10.78	$11.44	$10.71	$10.72	$10.73	$11.12	$10.76	$10.81

4/30/10	10.95	11.62	10.87	10.86	10.88	11.27	10.91	10.97

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

Fund performance as of most recent calendar quarter

Total return for periods ended 3/31/10

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(12/23/08)		(12/23/08)		(12/23/08)		(12/23/08)		(12/23/08)	(12/23/08)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Life of fund	10.94%	4.56%	9.94%	5.94%	9.97%	9.97%	10.28%	6.45%	10.62%	11.37%
Annual average	8.51	3.57	7.74	4.64	7.76	7.76	8.00	5.04	8.26	8.84

1 year	10.94	4.56	10.16	5.16	10.19	9.19	10.39	6.55	10.74	11.26

6 months	3.10	–2.86	2.75	–2.25	2.78	1.78	2.88	–0.74	3.00	3.22

700 Fund

Fund performance Total return for periods ended 4/30/10

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(12/23/08)		(12/23/08)		(12/23/08)		(12/23/08)		(12/23/08)	(12/23/08)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Life of fund	16.25%	9.57%	14.93%	10.93%	15.09%	15.09%	15.24%	11.24%	15.61%	16.47%
Annual average	11.78	6.99	10.84	7.97	10.95	10.95	11.06	8.20	11.32	11.94

1 year	13.30	6.75	12.34	7.34	12.50	11.50	12.54	8.62	12.79	13.41

6 months	4.17	–1.82	3.72	–1.28	3.78	2.78	3.82	0.21	3.97	4.27

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns (public offering price, or POP) for class A and M shares reflect a maximum 5.75% and 3.50% load, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC.

For a portion of the periods, this fund may have limited expenses, without which returns would have been lower.

A 1% short-term trading fee may be applied to shares exchanged or sold within 7 days of purchase.

Fund price and distribution information For the six-month period ended 4/30/10

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		1	1	1		1	1

Income	$0.1500		$0.1090	$0.1250	$0.1300		$0.1370	$0.1620

Capital gains — Long-term	0.0270		0.0270	0.0270	0.0270		0.0270	0.0270

Capital gains — Short-term	0.0240		0.0240	0.0240	0.0240		0.0240	0.0240

Total	$0.2010		$0.1600	$0.1760	$0.1810		$0.1880	$0.2130

Share value	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

10/31/09	$11.16	$11.84	$11.08	$11.09	$11.10	$11.50	$11.12	$11.17

4/30/10	11.42	12.12	11.33	11.33	11.34	11.75	11.37	11.43

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

Fund performance as of most recent calendar quarter

Total return for periods ended 3/31/10

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(12/23/08)		(12/23/08)		(12/23/08)		(12/23/08)		(12/23/08)	(12/23/08)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Life of fund	15.74%	9.09%	14.52%	10.52%	14.58%	14.58%	14.73%	10.75%	15.00%	15.86%
Annual average	12.18	7.08	11.25	8.18	11.30	11.30	11.41	8.36	11.62	12.27

1 year	15.16	8.57	14.18	9.18	14.24	13.24	14.28	10.32	14.55	15.17

6 months	4.27	–1.75	3.73	–1.27	3.79	2.79	3.83	0.20	3.89	4.19

Comparative index returns For periods ended 4/30/10

	BofA (Bank of America)
	Merrill Lynch	Barclays Capital
	U.S. Treasury Bill Index	Aggregate Bond Index	S&P 500 Index

Life of fund	0.36%	9.23%	41.81%
Annual average	0.27	6.75	29.48

1 year	0.24	8.30	38.84

6 months	0.08	2.54	15.66

Index results should be compared to fund performance at net asset value.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

500 Fund

Net expenses for the fiscal year ended 10/31/09*†	1.44%	2.19%	2.19%	1.94%	1.69%	1.19%

Total annual operating expenses for the fiscal
year ended 10/31/09†	1.60%	2.35%	2.35%	2.10%	1.85%	1.35%

Annualized expense ratio for the six-month
period ended 4/30/10	1.50%	2.25%	2.25%	2.00%	1.75%	1.25%

700 Fund

Net expenses for the fiscal year ended 10/31/09*†	1.59%	2.34%	2.34%	2.09%	1.84%	1.34%

Total annual operating expenses for the fiscal
year ended 10/31/09†	1.82%	2.57%	2.57%	2.32%	2.07%	1.57%

Annualized expense ratio for the six-month
period ended 4/30/10	1.66%	2.41%	2.41%	2.16%	1.91%	1.41%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s decision to contractually limit expenses through 2/28/11.

† Reflects projected expenses under a new management contract effective 2/1/10 and a new expense arrangement.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in Putnam Absolute Return 500 Fund and Putnam Absolute Return 700 Fund from November 1, 2009, to April 30, 2010. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

500 Fund

Expenses paid per $1,000*†	$7.56	$11.32	$11.32	$10.07	$8.82	$6.30

Ending value (after expenses)	$1,033.80	$1,029.40	$1,028.70	$1,030.60	$1,031.90	$1,034.00

700 Fund

Expenses paid per $1,000*†	$8.40	$12.17	$12.18	$10.92	$9.66	$7.14

Ending value (after expenses)	$1,041.70	$1,037.20	$1,037.80	$1,038.20	$1,039.70	$1,042.70

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/10. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended April 30, 2010, use the following calculation method. To find the value of your investment on November 1, 2009, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

500 Fund

Expenses paid per $1,000*†	$7.50	$11.23	$11.23	$9.99	$8.75	$6.26

Ending value (after expenses)	$1,017.36	$1,013.64	$1,013.64	$1,014.88	$1,016.12	$1,018.60

700 Fund

Expenses paid per $1,000*†	$8.30	$12.03	$12.03	$10.79	$9.54	$7.05

Ending value (after expenses)	$1,016.56	$1,012.84	$1,012.84	$1,014.08	$1,015.32	$1,017.80

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/10. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Terms and definitions

Important terms

Total return shows how the value of each fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays Capital Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Barclays Capital Government Bond Index is an unmanaged index of U.S. Treasury and government agency bonds.

BofA (Bank of America) Merrill Lynch U.S. Treasury Bill Index is an unmanaged index that tracks the performance of U.S. dollar denominated U.S. Treasury Bills publicly issued in the U.S. domestic market. Qualifying securities must have a remaining term of at least one month to final maturity and a minimum amount outstanding of $1 billion.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Other information for shareholders

Important notice regarding delivery
of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2009, are available in the Individual Investors section of putnam.com, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

Each fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the funds’ Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Trustee and employee
fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of April 30, 2010, Putnam employees had approximately $347,000,000 and the Trustees had approximately $49,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

The funds’ portfolios 4/30/10 (Unaudited)

MORTGAGE-BACKED SECURITIES*	500 Fund 28.3%		700 Fund 38.2%
Principal amount		Value	Principal amount	Value

Banc of America Commercial
Mortgage, Inc.
Ser. 08-1, Class A3, 6.336s, 2014	$983,000	$1,039,328	$718,000	$759,143
FRB Ser. 07-4, Class A3, 6.002s, 2051	1,695,000	1,742,630	2,400,000	2,467,440
Ser. 07-5, Class A3, 5.62s, 2051	392,000	403,030	355,000	364,989
FRB Ser. 06-1, Class A2, 5.334s, 2045	426,000	433,757	173,000	176,150
Ser. 06-5, Class A2, 5.317s, 2047	1,008,000	1,035,716	1,294,000	1,329,580
Ser. 07-1, Class XW, IO, 0.466s, 2049	5,289,208	79,287	4,695,621	70,389

Banc of America Commercial
Mortgage, Inc. 144A
Ser. 02-PB2, Class XC, IO, 0.999s, 2035	2,816,483	30,902	2,499,716	27,426
Ser. 04-4, Class XC, IO, 0.295s, 2042	7,491,479	114,219	6,649,577	101,383

Banc of America Funding Corp. FRB
Ser. 07-6, Class A1, 0.553s, 2037	914,297	603,436	1,135,746	749,592

Bear Stearns Alternate Trust FRB
Ser. 06-2, Class 24A1, 5.784s, 2036	1,351,377	871,638	1,506,877	971,936

Bear Stearns Alternate Trust 144A FRB
Ser. 06-7, Class 1AE4, 5.887s, 2046	1,625,966	1,073,138	2,275,210	1,501,639

Bear Stearns Alternate Trust II FRB
Ser. 07-1, Class 1A1, 5.882s, 2047	943,554	586,883	1,080,052	671,784

Bear Stearns Asset Backed Securities
Trust FRB Ser. 07-AC4, Class A1,
0.563s, 2037	517,577	274,316	716,759	379,882

Bear Stearns Commercial Mortgage
Securities, Inc.
Ser. 07-PW18, Class A2, 5.613s, 2050	467,000	482,136	484,000	499,687
Ser. 06-PW13, Class A2, 5.426s, 2041	1,614,000	1,656,592	2,197,000	2,254,977
Ser. 05-PWR9, Class A2, 4.735s, 2042	305,730	307,001	536,684	538,915

Citigroup FRB Ser. 07-AR5, Class 1A2A,
5.534s, 2037	322,017	211,990	318,214	209,487

Citigroup Commercial Mortgage Trust FRB
Ser. 08-C7, Class A2B, 6.298s, 2049	331,000	345,255	166,000	173,149

Citigroup Mortgage Loan Trust, Inc.
FRB Ser. 07-6, Class 1A3A, 5.582s, 2046	266,035	151,640	231,156	131,759
FRB Ser. 06-AR7, Class 2A2A, 5.515s, 2036	432,279	272,336	537,229	338,454

Citigroup/Deutsche Bank Commercial
Mortgage Trust
Ser. 06-CD3, Class A2, 5.56s, 2048	579,000	607,588	831,000	872,031
Ser. 06-CD2, Class A2, 5.408s, 2046	1,504,000	1,527,031	2,092,000	2,124,035
Ser. 07-CD4, Class A2B, 5.205s, 2049	796,000	820,122	666,000	686,182

Commercial Mortgage Pass-Through
Certificates Ser. 06-C8, Class A2B,
5.248s, 2046	278,000	288,979	380,000	395,008

Countrywide Alternative Loan Trust
Ser. 07-16CB, Class 3A1, 6 3/4s, 2037	516,266	308,004	693,369	413,664
Ser. 06-45T1, Class 2A5, 6s, 2037	455,047	313,982	599,312	413,526
Ser. 06-41CB, Class 1A7, 6s, 2037	519,821	369,073	681,763	484,051
Ser. 06-2CB, Class A11, 6s, 2036	134,460	89,374	128,320	85,293
Ser. 05-80CB, Class 2A1, 6s, 2036	212,696	155,733	202,673	148,395

MORTGAGE-BACKED SECURITIES* cont.	500 Fund 28.3%		700 Fund 38.2%
Principal amount		Value	Principal amount	Value

Countrywide Alternative Loan Trust
Ser. 05-50CB, Class 3A1, 6s, 2035	$566,988	$333,162	$837,257	$491,972
FRB Ser. 07-HY4, Class 4A1, 5.783s, 2047	652,813	473,290	893,205	647,573
Ser. 07-2CB, Class 1A9, 5 3/4s, 2037	731,254	563,066	987,808	760,612
FRB Ser. 05-9CB, Class 1A1, 0.763s, 2035	466,702	345,591	646,455	478,698
FRB Ser. 06-23CBC, Class 2A5, 0.663s, 2036	243,710	121,855	250,809	125,404
FRB Ser. 06-18CB, Class A7, 0.613s, 2036	625,402	368,987	830,464	489,974
FRB Ser. 06-24CB, Class A13, 0.613s, 2036	409,637	261,656	513,875	328,238

Countrywide Home Loans
FRB Ser. 06-HYB3, Class 2A1A, 5.618s, 2036	798,890	593,910	974,216	724,251
FRB Ser. 06-HYB2, Class 2A1B, 5.373s, 2036	1,180,435	814,500	1,545,416	1,066,337

Countrywide Home Loans 144A
IFB Ser. 05-R1, Class 1AS, IO, 5.65s, 2035	623,074	73,138	846,675	99,385
Ser. 06-R1, Class AS, IO, 5.627s, 2036	246,242	26,779	226,997	24,686
Ser. 05-R3, Class AS, IO, 5.558s, 2035	2,006,280	220,691	3,429,907	377,290
IFB Ser. 05-R2, Class 1AS, IO, 5.305s, 2035	2,347,578	248,084	3,807,966	402,413

Credit Suisse Mortgage Capital Certificates
FRB Ser. 08-C1, Class A2, 6.422s, 2041	275,000	287,577	242,000	253,068
FRB Ser. 06-C3, Class A2, 6.019s, 2038	319,000	326,227	550,000	562,460
FRB Ser. 07-C4, Class A2, 5.998s, 2039	165,000	171,969	145,000	151,124
Ser. 07-1, Class 1A1A, 5.942s, 2037	148,093	87,375	196,424	115,890
Ser. 07-C5, Class A2, 5.589s, 2040 F	1,089,000	1,123,654	1,679,000	1,732,429
Ser. 07-C2, Class A2, 5.448s, 2049	1,444,000	1,482,493	1,259,000	1,292,561
Ser. 06-C5, Class A2, 5.246s, 2039	1,326,000	1,378,922	1,587,000	1,650,339

CS First Boston Mortgage
Securities Corp. FRB Ser. 05-C4,
Class A3, 5.12s, 2038	1,083,000	1,114,649	1,292,000	1,329,757

CS First Boston Mortgage
Securities Corp. 144A Ser. 04-C4,
Class AX, IO, 0.447s, 2039	2,993,390	66,107	2,657,153	58,681

CWCapital Cobalt Ser. 07-C2, Class A2,
5.334s, 2047	208,000	215,685	243,000	251,978

Deutsche Alternative Securities, Inc.
FRB Ser. 06-AR6, Class A6, 0.453s, 2037	456,927	255,879	522,914	292,832

Fannie Mae
IFB Ser. 05-74, Class NK, 26.188s, 2035	100,410	134,753	99,537	133,581
IFB Ser. 03-W6, Class 4S, IO, 7.338s, 2042	1,262,514	218,705	1,982,198	343,376
IFB Ser. 06-65, Class PS, IO, 6.958s, 2036	4,657,407	735,777	4,695,429	741,784
IFB Ser. 04-W2, Class 1A3S, IO, 6.888s, 2044	61,308	5,709	51,963	4,839
IFB Ser. 06-79, Class DI, IO, 6.888s, 2036	5,425,538	836,215	8,377,275	1,291,153
IFB Ser. 03-34, Class WS, IO, 6.738s, 2029	351,917	40,805	511,141	59,267
IFB Ser. 05-90, Class GS, IO, 6.488s, 2035	247,861	35,266	228,053	32,447
IFB Ser. 05-18, Class SK, IO, 6.488s, 2035	231,788	21,707	213,875	20,029
IFB Ser. 06-31, Class SX, IO, 6.438s, 2036	6,745,697	979,684	10,479,838	1,521,997
IFB Ser. 05-59, Class KS, IO, 6.438s, 2035	153,996	21,054	5,377,293	735,184
IFB Ser. 05-57, Class CI, IO, 6.438s, 2035	738,586	105,263	984,781	140,351
IFB Ser. 05-104, Class SI, IO, 6.438s, 2033	1,239,271	180,312	1,054,951	153,493
IFB Ser. 05-73, Class SD, IO, 6.418s, 2035	97,937	16,527	89,918	15,174
IFB Ser. 07-68, Class SA, IO, 6.388s, 2037	690,391	62,775	829,663	75,439
IFB Ser. 08-10, Class PI, IO, 6.388s, 2037	987,332	114,353	866,426	100,349

MORTGAGE-BACKED SECURITIES* cont.	500 Fund 28.3%		700 Fund 38.2%
Principal amount		Value	Principal amount	Value

Fannie Mae
IFB Ser. 05-21, Class SM, IO, 6.388s, 2035	$127,766	$18,216	$693,586	$98,885
IFB Ser. 05-51, Class WS, IO, 6.368s, 2035	259,990	39,604	230,863	35,167
IFB Ser. 06-36, Class PS, IO, 6.338s, 2036	357,193	51,054	317,309	45,353
IFB Ser. 10-2, Class TS, IO, 6.238s, 2027	1,208,271	150,049	1,833,103	227,644
IFB Ser. 10-27, Class BS, IO, 6.188s, 2040	4,806,236	673,197	6,836,059	957,508
IFB Ser. 09-70, Class SI, IO, 6.188s, 2036	1,822,983	182,955	4,141,179	415,609
IFB Ser. 07-102, Class SA, IO, 6.138s, 2037	493,562	43,581	438,327	38,704
IFB Ser. 08-11, Class SC, IO, 6.018s, 2038	295,702	37,953	272,767	35,010
IFB Ser. 10-2, Class MS, IO, 5.988s, 2050	751,057	81,762	1,705,526	185,669
IFB Ser. 10-5, Class SA, IO, 5.988s, 2040	824,820	97,749	723,743	85,771
IFB Ser. 09-111, Class SE, IO, 5.988s, 2040	613,505	51,945	737,267	62,424
IFB Ser. 10-9, Class ES, IO, 5.968s, 2040	4,467,860	545,372	5,808,695	709,041
IFB Ser. 09-88, Class SA, IO, 5.938s, 2039	370,537	43,290	325,350	38,011
IFB Ser. 08-62, Class SN, IO, 5.938s, 2038	430,583	31,351	377,849	27,511
IFB Ser. 09-87, Class HS, IO, 5.888s, 2039	474,147	55,593	423,345	49,636
IFB Ser. 07-34, Class S, IO, 5.848s, 2037	1,906,490	211,906	2,689,067	298,890
IFB Ser. 09-47, Class SA, IO, 5.838s, 2039	3,614,814	337,423	3,172,488	296,135
IFB Ser. 09-12, Class DI, IO, 5.768s, 2037	7,405,170	953,712	11,525,138	1,484,323
Ser. 06-W2, Class 1AS, IO, 5.755s, 2036	962,296	118,697	1,925,088	237,454
Ser. 06-W3, Class 1AS, IO, 5.752s, 2046	131,403	16,189	307,590	37,896
IFB Ser. 09-37, Class KI, IO, 5.738s, 2039	1,416,000	159,296	1,243,000	139,834
IFB Ser. 08-57, Class SE, IO, 5.738s, 2037	1,318,374	119,933	1,583,996	144,096
IFB Ser. 04-46, Class PJ, IO, 5.738s, 2034	4,516,192	562,537	6,741,056	839,666
Ser. 09-86, Class XI, IO, 5 1/2s, 2039	2,898,031	468,612	2,543,326	411,256
Ser. 385, Class 11, IO, 5 1/2s, 2037	3,730,286	543,223	4,968,266	723,504
Ser. 07-W1, Class 1AS, IO, 5.491s, 2046	1,882,938	212,614	2,510,185	283,441
Ser. 10-21, Class IP, IO, 5s, 2039	1,611,372	242,681	2,529,254	380,918
IFB Ser. 05-W2, Class A2, IO, 4.948s, 2035	645,174	61,489	1,102,974	105,121
Ser. 03-W12, Class 2, IO, 2.223s, 2043	523,049	42,466	710,586	57,692
Ser. 03-W12, Class 1IO2, IO, 1.984s, 2043	365,438	27,272	1,033,751	77,146
Ser. 03-W10, Class 1, IO, 1.764s, 2043	386,652	24,934	525,335	33,878
Ser. 03-W8, Class 12, IO, 1.638s, 2042	374,296	23,148	508,348	31,438
Ser. 98-W2, Class X, IO, 1.22s, 2028	738,508	36,306	627,138	30,831
FRB Ser. 05-115, Class DF, 1.149s, 2033	57,728	57,510	—	—
Ser. 03-W17, Class 12, IO, 1.139s, 2033	1,960,251	87,599	2,663,145	119,009
Ser. 98-W5, Class X, IO, 1.102s, 2028	312,602	14,553	265,458	12,358
FRB Ser. 07-80, Class F, 0.963s, 2037	109,283	108,284	—	—
FRB Ser. 06-61, Class TF, 0.863s, 2036	44,113	44,098	103,360	103,326
Ser. 03-T2, Class 2, IO, 0.81s, 2042	551,662	15,651	749,483	21,263
FRB Ser. 06-3, Class FY, 0.763s, 2036	177,362	176,491	152,140	151,393
Ser. 01-T12, Class IO, 0.565s, 2041	4,846,324	104,142	6,584,128	141,486
Ser. 03-W1, Class 2A, IO, 0.021s, 2042	1,095,485	1,050	930,414	891

Federal Home Loan Mortgage Corp.
Structured Pass Through Securities
Ser. T-8, Class A9, IO, 0.428s, 2028	435,795	6,822	370,098	5,794

Federal Home Loan Mortgage Corp.
Structured Pass-Through Securities
IFB Ser. T-56, Class 3ASI, IO, 7.238s, 2043	132,953	22,681	227,307	38,777
Ser. T-59, Class 1AX, IO, 0.269s, 2043	932,979	9,272	792,248	7,874
Ser. T-48, Class A2, IO, 0.212s, 2033	1,273,753	9,999	1,081,641	8,491
FRB Ser. T-54, Class 2A, IO, 0.01s, 2043	527,374	1,134	447,878	963

MORTGAGE-BACKED SECURITIES* cont.	500 Fund 28.3%		700 Fund 38.2%
	Principal amount	Value	Principal amount	Value

Freddie Mac
IFB Ser. 237, Class S22, IO, 6.896s, 2036	$5,401,273	$734,357	$8,001,997	$1,087,952
IFB Ser. 3151, Class SI, IO, 6.896s, 2036	559,983	96,814	478,290	82,691
IFB Ser. 2779, Class YS, IO, 6.896s, 2033	442,837	60,514	393,633	53,790
IFB Ser. 2645, Class ST, IO, 6.896s, 2031	8,270,860	743,468	8,491,768	763,325
IFB Ser. 3208, Class PS, IO, 6.846s, 2036	3,217,305	562,138	3,230,565	564,455
IFB Ser. 2628, Class S, IO, 6.846s, 2032	7,510,882	961,318	7,711,404	986,983
IFB Ser. 3050, Class SI, IO, 6.496s, 2034	4,894,584	776,843	4,880,574	774,620
IFB Ser. 3123, Class LI, IO, 6.446s, 2036	769,262	124,867	510,786	82,911
IFB Ser. 3117, Class SI, IO, 6.446s, 2036	5,671,739	865,826	6,773,118	1,033,959
IFB Ser. 2990, Class SE, IO, 6.446s, 2035	4,784,125	703,251	4,349,069	639,299
IFB Ser. 3107, Class DC, IO, 6.446s, 2035	8,073,218	1,187,909	10,727,857	1,578,518
IFB Ser. 2990, Class SR, IO, 6.396s, 2035	3,257,734	460,611	3,728,100	527,116
IFB Ser. 3231, Class SA, IO, 6.346s, 2036	5,788,981	825,834	8,957,070	1,277,782
IFB Ser. 3210, Class SA, IO, 6.346s, 2036	286,092	33,642	254,406	29,916
IFB Ser. 3510, Class IB, IO, 6.346s, 2036	120,682	20,143	163,961	27,367
IFB Ser. 3055, Class MS, IO, 6.346s, 2035	4,038,541	618,583	4,621,141	707,820
IFB Ser. 2866, Class GS, IO, 6.346s, 2034	2,872,830	319,602	2,674,330	297,519
IFB Ser. 3387, Class PS, IO, 6.326s, 2037	623,989	88,392	831,986	117,856
IFB Ser. 3206, Class ES, IO, 6.296s, 2036	126,871	15,046	112,826	13,380
IFB Ser. 3346, Class SC, IO, 6.296s, 2033	4,176,572	603,055	3,599,739	519,766
IFB Ser. 3346, Class SB, IO, 6.296s, 2033	2,989,545	430,644	2,598,049	374,249
IFB Ser. 3510, Class DI, IO, 6.226s, 2035	185,488	26,632	252,199	36,211
IFB Ser. 3631, Class PS, IO, 6.196s, 2040	576,359	77,651	1,589,119	214,097
IFB Ser. 3284, Class LI, IO, 6.186s, 2037	6,690,585	918,550	10,404,456	1,428,428
IFB Ser. 3261, Class SA, IO, 6.176s, 2037	275,336	37,682	373,945	51,178
IFB Ser. 3389, Class SC, IO, 6.126s, 2037	1,874,457	201,860	3,356,559	361,468
IFB Ser. 3598, Class SA, IO, 6.096s,,2039	852,568	114,884	1,936,792	260,983
IFB Ser. 3621, Class CS, IO, 6.096s, 2037	746,491	82,823	1,696,158	188,188
IFB Ser. 3242, Class SD, IO, 6.036s, 2036	552,819	63,674	491,111	56,566
IFB Ser. 3201, Class IN, IO, 5.996s, 2036	1,604,000	227,912	1,408,000	200,063
IFB Ser. 3631, Class SJ, IO, 5.986s, 2040	5,893,296	763,442	8,315,572	1,077,233
IFB Ser. 3628, Class SA, IO, 5.976s, 2040	1,151,307	133,120	1,798,862	207,993
IFB Ser. 3617, Class BS, IO, 5.966s, 2039	1,362,416	144,331	1,636,160	173,331
IFB Ser. 3589, Class SB, IO, 5.946s, 2039	3,500,770	383,991	5,364,314	588,398
IFB Ser. 3545, Class SA, IO, 5.896s, 2039	8,249,561	772,107	13,643,942	1,276,988
IFB Ser. 3476, Class S, IO, 5.846s, 2038	677,935	62,024	602,200	55,095
IFB Ser. 3530, Class CS, IO, 5.796s, 2039	19,826,225	2,206,857	19,771,488	2,200,764
IFB Ser. 3549, Class SA, IO, 5.546s, 2039	1,137,517	96,867	1,470,078	125,186
IFB Ser. 3508, Class SB, IO, 5.496s, 2039	4,533,968	477,155	10,623,481	1,118,015
IFB Ser. 3423, Class SG, IO, 5.396s, 2038	238,274	20,165	211,864	17,930
IFB Ser. 3501, Class SE, IO, 5.246s, 2039	6,260,395	521,350	8,089,452	673,669
IFB Ser. 3607, Class SB, IO, 5.001s, 2036	5,068,000	665,327	4,448,000	583,933
Ser. 3645, Class ID, IO, 5s, 2040	685,511	118,244	1,040,120	179,410
Ser. 3632, Class CI, IO, 5s, 2038	910,989	167,003	1,381,957	253,340
Ser. 3626, Class DI, IO, 5s, 2037	710,478	104,170	1,077,935	158,047
Ser. 3623, Class CI, IO, 5s, 2036	633,988	85,652	961,944	129,959
FRB Ser. 2634, Class LF, 1.549s, 2033	58,449	58,126	—	—
FRB Ser. 3190, Class FL, 1.054s, 2032	82,235	82,232	—	—
FRB Ser. 3035, Class NF, 0.949s, 2035	197,366	196,240	162,279	161,353
FRB Ser. 3350, Class FK, 0.854s, 2037	80,300	79,330	—	—

MORTGAGE-BACKED SECURITIES* cont.	500 Fund 28.3%		700 Fund 38.2%
Principal amount		Value	Principal amount	Value

GE Capital Commercial Mortgage Corp.
FRB Ser. 06-C1, Class A2, 5.514s, 2044 F	$942,000	$955,868	$1,127,000	$1,143,592
Ser. 07-C1, Class A3, 5.481s, 2049	914,000	939,467	1,009,000	1,037,113
Ser. 07-C1, Class A2, 5.417s, 2049	1,371,000	1,406,478	—	—

GE Capital Commercial Mortgage Corp.
144A Ser. 05-C2, Class XC, IO, 0.161s, 2043	19,815,078	146,392	17,587,793	129,937

Government National Mortgage Association
IFB Ser. 10-14, Class SA, IO, 7.744s, 2032	248,000	42,812	220,000	37,979
IFB Ser. 02-66, Class SA, IO, 7.394s, 2025	3,484,835	575,869	4,641,659	767,034
IFB Ser. 04-11, Class SB, IO, 6.944s, 2034	1,101,884	177,436	967,003	155,716
IFB Ser. 05-68, Class SN, IO, 6.944s, 2034	146,108	18,591	134,702	17,140
IFB Ser. 04-96, Class KS, IO, 6.744s, 2034	73,931	11,442	68,244	10,562
IFB Ser. 06-16, Class GS, IO, 6.734s, 2036	169,113	22,375	648,952	85,863
IFB Ser. 10-14, Class SD, IO, 6.724s, 2036	225,119	20,353	199,793	18,063
IFB Ser. 09-76, Class SA, IO, 6.644s, 2039	3,150,552	421,884	3,856,144	516,369
IFB Ser. 09-87, Class IW, IO, 6.594s, 2034	176,757	27,362	176,757	27,362
IFB Ser. 09-106, Class XI, IO, 6.544s, 2037	1,952,694	236,452	1,811,132	219,310
IFB Ser. 07-18, Class S, IO, 6.544s, 2037	10,099,848	1,500,635	10,072,511	1,496,574
IFB Ser. 10-14, Class SB, IO, 6.544s, 2035	101,135	14,440	97,245	13,885
IFB Ser. 05-13, Class SA, IO, 6.544s, 2035	1,785,824	272,945	2,307,638	352,699
Ser. 10-58, Class AI, 6 1/2s, 2040	6,970,000	849,469	9,061,000	1,104,309
IFB Ser. 09-87, Class SI, IO, 6.494s, 2035	5,129,013	768,583	7,660,935	1,147,991
IFB Ser. 04-104, Class IS, IO, 6.494s, 2034	235,334	29,214	216,890	26,925
IFB Ser. 09-61, Class SA, IO, 6.444s, 2039	2,835,769	360,880	6,440,912	819,670
IFB Ser. 06-25, Class SI, IO, 6.444s, 2036	344,543	43,099	306,118	38,292
IFB Ser. 07-37, Class SU, IO, 6.434s, 2037	347,841	47,209	320,343	43,477
IFB Ser. 07-37, Class YS, IO, 6.414s, 2037	203,425	26,132	187,509	24,087
IFB Ser. 07-16, Class KU, IO, 6.394s, 2037	1,005,880	133,490	903,267	119,873
IFB Ser. 07-16, Class PU, IO, 6.394s, 2037	148,775	19,164	132,471	17,064
IFB Ser. 09-106, Class LP, IO, 6.354s, 2036	1,015,921	121,189	936,539	111,720
IFB Ser. 10-47, Class SK, IO, 6.344s, 2037	567,000	67,402	503,000	59,794
IFB Ser. 09-106, Class CM, IO, 6.344s, 2034	6,300,275	827,541	5,858,820	769,556
IFB Ser. 08-6, Class TI, IO, 6.344s, 2032	138,140	13,481	127,376	12,431
IFB Ser. 06-34, Class PS, IO, 6.334s, 2036	129,489	15,214	118,229	13,891
IFB Ser. 10-31, Class PS, IO, 6.294s, 2038	5,933,301	914,926	8,762,293	1,351,162
IFB Ser. 10-47, Class BX, IO, 6.294s, 2034	—	—	3,490,355	477,675
IFB Ser. 10-47, Class XN, IO, 6.294s, 2034	615,000	56,275	544,000	49,778
IFB Ser. 03-11, Class S, IO, 6.294s, 2033	7,515,631	937,038	8,975,518	1,119,055
IFB Ser. 10-53, Class SA, IO, 6.272s, 2039	1,249,000	184,618	1,696,000	250,691
IFB Ser. 08-1, Class AS, IO, 6.244s, 2038	2,093,337	214,944	2,704,990	277,748
IFB Ser. 06-38, Class SW, IO, 6.244s, 2036	410,715	41,281	379,016	38,095
IFB Ser. 08-11, Class SA, IO, 6.234s, 2038	3,469,344	351,341	6,212,324	629,122
IFB Ser. 10-47, Class UX, IO, 6.214s, 2037	992,000	135,618	1,282,000	175,265
IFB Ser. 10-2, Class S, IO, 6.194s, 2040	2,122,805	270,658	1,865,784	237,887
IFB Ser. 07-35, Class KY, IO, 6.194s, 2037	15,936,592	1,632,226	23,358,444	2,392,372
IFB Ser. 09-102, Class SM, IO, 6.144s, 2039	3,353,598	355,272	4,871,893	516,116
IFB Ser. 08-40, Class SC, IO, 6.094s, 2038	6,079,410	796,880	5,526,550	724,412
IFB Ser. 05-65, Class SI, IO, 6.094s, 2035	237,884	27,549	322,948	37,401
IFB Ser. 09-102, Class SA, IO, 6.074s, 2039	1,336,513	147,643	1,173,257	129,608
IFB Ser. 09-92, Class SJ, IO, 6.064s, 2039	5,864,698	630,349	9,678,808	1,040,298
IFB Ser. 09-110, Class NS, IO, 6.044s, 2039	2,543,209	278,815	2,232,040	244,701

MORTGAGE-BACKED SECURITIES* cont.	500 Fund 28.3%		700 Fund 38.2%
Principal amount		Value	Principal amount	Value

Government National Mortgage Association
IFB Ser. 09-92, Class SL, IO, 6.044s, 2039	$3,897,146	$398,171	$3,420,283	$349,450
IFB Ser. 05-92, Class SP, IO, 6.044s, 2035	925,832	91,046	853,456	83,929
IFB Ser. 09-88, Class SJ, IO, 5.994s, 2039	1,744,197	210,200	4,087,797	492,637
IFB Ser. 09-88, Class SK, IO, 5.994s, 2039	3,426,938	303,836	3,007,571	266,655
IFB Ser. 09-58, Class AS, IO, 5.994s, 2039	3,599,111	424,119	6,443,424	759,293
IFB Ser. 09-61, Class WQ, IO, 5.994s, 2035	1,930,302	271,593	3,455,774	486,227
IFB Ser. 05-66, Class S, IO, 5.994s, 2035	696,555	88,483	642,192	81,578
IFB Ser. 09-76, Class CS, IO, 5.944s, 2039	4,515,159	539,936	4,581,409	547,858
IFB Ser. 07-26, Class SW, IO, 5.944s, 2037	4,494,139	426,853	5,807,153	551,563
IFB Ser. 09-76, Class SB, IO, 5.844s, 2039	16,759,168	2,014,498	27,677,067	3,326,859
IFB Ser. 09-106, Class SL, IO, 5.844s, 2036	1,191,827	137,871	1,100,557	127,312
IFB Ser. 04-83, Class CS, IO, 5.824s, 2034	560,367	66,544	516,343	61,316
IFB Ser. 09-50, Class SW, IO, 5.744s, 2039	422,250	38,715	370,086	33,932
IFB Ser. 09-106, Class ST, IO, 5.744s, 2038	1,208,078	130,448	1,113,070	120,189
IFB Ser. 04-41, Class SG, IO, 5.744s, 2034	230,119	11,515	312,786	15,652
Ser. 09-55, Class LI, IO, 5 1/2s, 2038 F	685,844	109,316	996,661	158,857
IFB Ser. 10-14, Class SC, IO, 4.571s, 2035	373,997	48,646	332,997	43,313
IFB Ser. 09-106, Class WT, IO, 0.149s, 2037	497,248	1,815	460,864	1,682

Greenwich Capital Commercial Funding
Corp. Ser. 05-GG3, Class A2, 4.305s, 2042	554,587	561,049	442,842	448,002

GS Mortgage Securities Corp. II
Ser. 06-GG6, Class A2, 5.506s, 2038	1,853,000	1,885,069	2,533,000	2,576,838

GS Mortgage Securities Corp. II 144A
Ser. 03-C1, Class X1, IO, 1.009s, 2040	5,607,995	102,824	4,978,002	91,273

GS Mortgage Securities Trust FRB
Ser. 07-GG10, Class AAB, 5.999s, 2045	190,000	194,665	173,000	177,247

GSMPS Mortgage Loan Trust FRB
Ser. 05-RP2, Class 1AF, 0.613s, 2035	383,417	310,568	436,387	353,473

GSMPS Mortgage Loan Trust 144A
Ser. 05-RP1, Class 1AS, IO, 5.965s, 2035	1,046,715	128,106	2,093,429	256,212
Ser. 98-2, IO, 0.912s, 2027	125,501	3,091	106,561	2,624
Ser. 98-3, IO, 0.628s, 2027	154,903	3,309	131,500	2,809
FRB Ser. 05-RP3, Class 1AF, 0.613s, 2035	11,699	9,476	11,699	9,476
FRB Ser. 05-RP1, Class 1AF, 0.613s, 2035	208,964	173,440	427,393	354,736
Ser. 98-4, IO, 0.551s, 2026	158,598	5,205	134,728	4,422
Ser. 99-2, IO, 0.295s, 2027	203,288	2,706	172,595	2,298

IndyMac Indx Mortgage Loan Trust
FRB Ser. 06-AR5, Class 1A2, 5.606s, 2036	451,484	81,267	409,363	73,685
FRB Ser. 05-AR23, Class 6A1, 5.387s, 2035	1,636,075	1,210,696	2,230,028	1,650,221
FRB Ser. 05-AR15, Class A1, 5.215s, 2035	341,328	273,063	456,940	365,552
FRB Ser. 06-AR11, Class 3A1, 5.036s, 2036	414,347	202,367	574,530	280,600

JPMorgan Chase Commercial Mortgage
Securities Corp. Ser. 05-CB13,
Class A2, 5.247s, 2043	1,620,000	1,634,731	2,225,000	2,245,232

JPMorgan Chase Commercial Mortgage
Securities Corp.
Ser. 06-LDP7, Class A2, 6.051s, 2045	1,130,000	1,161,093	1,489,000	1,529,971
FRB Ser. 07-LD11, Class A2, 5.991s, 2049	1,268,000	1,314,627	1,154,000	1,196,435
FRB Ser. 07-CB19, Class ASB, 5.92s, 2049	629,000	660,116	424,000	444,975
Ser. 07-C1, Class ASB, 5.857s, 2051	1,740,000	1,806,587	2,324,000	2,412,936

MORTGAGE-BACKED SECURITIES* cont.	500 Fund 28.3%		700 Fund 38.2%
Principal amount		Value	Principal amount	Value

JPMorgan Chase Commercial Mortgage
Securities Corp.
Ser. 07-LD12, Class A2, 5.827s, 2051	$536,000	$555,394	$300,000	$310,855
FRB Ser. 07-CB19, Class A2, 5.815s, 2049	283,000	292,399	241,000	249,004
Ser. 07-CB20, Class A2, 5.629s, 2051	1,679,000	1,733,430	1,694,000	1,748,917
Ser. 06-CB16, Class A3B, 5.579s, 2045	751,000	776,743	892,000	922,576
Ser. 06-CB16, Class A2, 5.45s, 2045	367,000	379,627	613,000	634,091
Ser. 06-LDP8, Class A3B, 5.447s, 2045	368,000	378,042	369,000	379,070
Ser. 06-LDP8, Class A2, 5.289s, 2045	1,640,000	1,711,650	2,237,000	2,334,733
Ser. 07-LDPX, Class A1S, 4.93s, 2049	1,147,837	1,177,702	673,476	690,998
Ser. 05-LDP4, Class A2, 4.79s, 2042	135,310	135,685	135,310	135,685
Ser. 06-CB16, Class X1, IO, 0.153s, 2045	12,241,061	155,377	10,864,865	137,909

LB Commercial Conduit Mortgage Trust
Ser. 07-C3, Class A2, 5.84s, 2044	226,000	236,833	229,000	239,977

LB Commercial Conduit Mortgage Trust
144A FRB Ser. 07-C3, Class A2FL, 5.84s, 2044	1,666,000	1,740,793	2,052,000	2,144,122

LB-UBS Commercial Mortgage Trust
Ser. 07-C6, Class A2, 5.845s, 2012	1,414,717	1,468,953	2,019,459	2,096,879
Ser. 06-C3, Class A2, 5.532s, 2032	1,234,000	1,256,773	2,137,000	2,176,438
Ser. 07-C1, Class A2, 5.318s, 2040	755,000	776,851	920,000	946,626
Ser. 07-C2, Class A2, 5.303s, 2040	1,595,000	1,643,071	2,362,000	2,433,187
Ser. 05-C7, Class A2, 5.103s, 2030	243,000	245,509	205,000	207,116
Ser. 06-C1, Class A2, 5.084s, 2031	1,557,041	1,582,625	1,088,967	1,106,861
Ser. 07-C2, Class XW, IO, 0.741s, 2040	3,643,685	96,542	3,235,513	85,727

LB-UBS Commercial Mortgage Trust 144A
Ser. 03-C5, Class XCL, IO, 0.464s, 2037	4,268,889	78,847	3,789,092	69,985

Merrill Lynch Mortgage Trust
FRB Ser. 07-C1, Class A2, 5.916s, 2050	1,302,000	1,351,809	1,373,000	1,425,525
Ser. 06-C1, Class A2, 5.793s, 2039	311,000	325,895	292,000	305,985

Merrill Lynch Mortgage Trust 144A
Ser. 05-LC1, Class X, IO, 0.225s, 2044	11,115,081	66,395	9,865,362	58,930

Merrill Lynch/Countrywide Commercial
Mortgage Trust
FRB Ser. 07-8, Class A2, 6.118s, 2049	394,000	423,890	679,000	730,511
Ser. 06-1, Class A2, 5.439s, 2039	760,000	776,833	927,000	947,532
Ser. 2006-3, Class A2, 5.291s, 2046	434,000	445,449	517,000	530,638
Ser. 06-4, Class A2, 5.112s, 2049	127,000	129,254	124,000	126,201

Morgan Stanley Capital I
FRB Ser. 07-IQ15, Class A2, 6.036s, 2049	1,194,000	1,246,791	122,000	127,394
Ser. 2006-HQ9, Class A2, 5.618s, 2044	579,000	602,084	130,000	135,183
Ser. 07-IQ13, Class A3, 5.331s, 2044	1,064,000	1,099,707	1,287,000	1,330,190
Ser. 06-T21, Class A2, 5.09s, 2052	54,000	54,605	50,000	50,560
Ser. 05-HQ6, Class A2A, 4.882s, 2042	1,524,000	1,545,204	—	—

Morgan Stanley Mortgage Loan Trust
FRB Ser. 06-3AR, Class 3A1, 5 7/8s, 2036	551,426	369,455	710,806	476,240
FRB Ser. 07-14AR, Class 6A1, 5.791s, 2037	2,237,321	1,431,885	3,162,010	2,023,686
FRB Ser. 07-15AR, Class 2A1, 5.632s, 2037	975,083	701,419	1,219,831	877,477
Ser. 06-6AR, Class 2A, 5.411s, 2036	403,137	262,039	415,013	269,758
FRB Ser. 06-5AR, Class A, 0.513s, 2036	—	—	450,402	227,453

Nomura Asset Acceptance Corp. 144A IFB
Ser. 04-R3, Class AS, IO, 6.788s, 2035	153,108	24,326	601,897	95,632

MORTGAGE-BACKED SECURITIES* cont.	500 Fund 28.3%		700 Fund 38.2%
Principal amount		Value	Principal amount	Value

Residential Accredit Loans, Inc.
Ser. 06-QS17, Class A4, 6s, 2036	$759,052	$451,873	$743,203	$442,438
Ser. 06-QS13, Class 1A5, 6s, 2036	142,479	93,190	128,675	84,162

Residential Asset Securitization Trust
IFB Ser. 06-A9CB, Class A3, IO, 6.868s, 2036	636,868	89,162	593,836	83,137
Ser. 06-A13, Class A1, 6 1/4s, 2036 F	1,303,371	861,854	1,698,776	1,123,315
FRB Ser. 05-A2, Class A1, 0.763s, 2035	978,705	702,076	1,165,534	836,098
FRB Ser. 06-A9CB, Class A1, 0.633s, 2036	651,550	377,899	607,527	352,365

Structured Adjustable Rate Mortgage Loan Trust
FRB Ser. 06-9, Class 1A1, 6.37s, 2036	631,155	376,258	521,724	311,021
FRB Ser. 07-10, Class 1A1, 6s, 2037	950,550	551,319	787,849	456,952
FRB Ser. 05-23, Class 3A1, 5.999s, 2036	1,302,928	990,226	1,599,831	1,215,872
FRB Ser. 06-4, Class 6A, 5.877s, 2036	766,388	570,959	962,020	716,705
FRB Ser. 06-12, Class 1A1, 0.423s, 2037	302,161	181,297	274,692	164,815

Structured Asset Securities Corp.
IFB Ser. 07-4, Class 1A3, IO, 5.985s, 2037	1,003,884	132,589	1,363,730	180,116
Ser. 07-4, Class 1A4, IO, 1s, 2037	1,997,243	71,378	2,797,193	99,967

Structured Asset Securities Corp. 144A
Ser. 05-RF6, Class A, IO, 5.683s, 2043	2,088,475	248,442	1,833,050	218,057

Wachovia Bank Commercial Mortgage Trust
FRB Ser. 07-C33, Class A3, 6.099s, 2051	372,000	387,010	340,000	353,719
FRB Ser. 07-C33, Class A2, 6.054s, 2051	1,526,000	1,605,515	2,072,000	2,179,966
FRB Ser. 07-C32, Class APB, 5.929s, 2049	234,000	239,861	117,000	119,931
FRB Ser. 07-C32, Class A2, 5.924s, 2049	1,641,000	1,693,268	2,478,000	2,556,928
Ser. 06-C25, Class A2, 5.684s, 2043	120,232	122,208	1,061,293	1,078,737
Ser. 06-C28, Class A3, 5.679s, 2048	922,000	938,458	1,034,000	1,052,457
Ser. 06-C27, Class A2, 5.624s, 2045	550,000	564,133	615,000	630,803
Ser. 07-C34, Class A2, 5.569s, 2046	1,039,000	1,073,742	1,177,000	1,216,356
Ser. 2006-C28, Class A2, 5 1/2s, 2048	1,625,000	1,665,829	2,076,000	2,128,161
Ser. 07-C31, Class A2, 5.421s, 2047	941,000	971,551	1,141,000	1,178,044

Wachovia Bank Commercial Mortgage Trust
144A Ser. 03-C3, Class IOI, IO, 1.299s, 2035	4,632,078	108,776	4,112,215	96,568

Wells Fargo Alternative Loan Trust FRB
Ser. 07-PA6, Class A1, 6.395s, 2037	368,515	231,796	305,634	192,269

Total mortgage-backed securities
(cost $126,345,687 and $152,965,514)		$133,413,436		$160,848,141

COMMON STOCKS*	500 Fund 14.8%		700 Fund 16.3%
	Shares	Value	Shares	Value

Aerospace and defense		0.5%		0.6%
General Dynamics Corp.	4,548	$347,285	4,480	$342,093

L-3 Communications Holdings, Inc.	3,728	348,829	3,672	343,589

Lockheed Martin Corp.	4,121	349,832	4,059	344,569

Northrop Grumman Corp.	5,099	345,865	5,022	340,642

Raytheon Co.	6,010	350,383	5,919	345,078

Rockwell Collins, Inc.	5,392	350,480	5,310	345,150

United Technologies Corp.	4,690	351,516	4,619	346,194

		2,444,190		2,407,315

COMMON STOCKS* cont.	500 Fund 14.8%		700 Fund 16.3%
	Shares	Value	Shares	Value

Airlines		0.1%		0.2%
Copa Holdings SA Class A (Panama)	6,158	$349,029	6,065	$343,764

Southwest Airlines Co.	26,467	348,835	26,067	343,563

		697,864		687,327
Automotive		0.1%		0.1%
Carlisle Cos., Inc.	8,887	335,307	8,753	330,251

Johnson Controls, Inc.	10,149	340,905	9,996	335,766

		676,212		666,017
Banking		0.6%		0.6%
City National Corp.	5,969	371,749	5,878	366,082

Cullen/Frost Bankers, Inc.	5,922	351,530	5,833	346,247

First Niagara Financial Group, Inc.	24,389	339,007	24,021	333,892

Hudson City Bancorp, Inc.	25,801	343,153	25,412	337,980

M&T Bank Corp.	4,016	350,798	3,956	345,557

New York Community Bancorp, Inc.	20,785	342,329	20,471	337,157

People’s United Financial, Inc.	21,983	341,396	21,651	336,240

Washington Federal, Inc.	16,805	345,679	16,551	340,454

		2,785,641		2,743,609
Beverage		0.1%		0.1%
Brown-Forman Corp. Class B (Non Voting Shares)	5,911	343,902	5,822	338,724

		343,902		338,724
Biotechnology		0.4%		0.5%
Alexion Pharmaceuticals, Inc. †	6,179	339,104	6,086	334,000

Amgen, Inc. †	5,778	331,426	5,691	326,436

Biogen Idec, Inc. †	6,449	343,409	6,352	338,244

Celgene Corp. †	5,637	349,212	5,552	343,946

Gilead Sciences, Inc. †	8,263	327,793	8,138	322,834

United Therapeutics Corp. †	6,148	349,760	6,056	344,526

		2,040,704		2,009,986
Broadcasting		0.1%		0.1%
Discovery Communications, Inc. Class C †	10,843	361,831	10,680	356,392

		361,831		356,392
Building materials		0.1%		0.1%
Lennox International, Inc.	7,643	345,922	7,528	340,717

		345,922		340,717
Cable television		0.1%		0.1%
IAC/InterActiveCorp. †	15,494	347,375	15,260	342,129

		347,375		342,129
Chemicals		0.4%		0.5%
Cabot Corp.	10,710	348,503	10,548	343,232

CF Industries Holdings, Inc.	4,091	342,294	4,029	337,106

Cytec Industries, Inc.	7,082	340,361	6,975	335,219

Lubrizol Corp. (The)	3,700	334,258	3,644	329,199

PPG Industries, Inc.	4,907	345,306	4,833	340,098

RPM, Inc.	15,534	342,991	15,300	337,824

		2,053,713		2,022,678

COMMON STOCKS* cont.	500 Fund 14.8%		700 Fund 16.3%
	Shares	Value	Shares	Value

Coal		0.1%		0.1%
Alpha Natural Resources, Inc. †	6,731	$316,895	6,629	$312,093

Peabody Energy Corp.	6,965	325,405	6,860	320,499

		642,300		632,592
Commercial and consumer services		0.4%		0.4%
Expedia, Inc.	14,304	337,717	14,088	332,618

Lender Processing Services, Inc.	9,290	350,698	9,150	345,413

Moody’s Corp.	13,399	331,223	13,197	326,230

Priceline.com, Inc. †	1,284	336,472	1,264	331,231

URS Corp. †	6,863	352,415	6,759	347,075

		1,708,525		1,682,567
Computers		0.4%		0.4%
Hewlett-Packard Co.	6,572	341,547	6,472	336,350

IBM Corp.	2,691	347,139	2,650	341,850

Seagate Technology †	17,985	330,384	17,713	325,388

Teradata Corp. †	11,664	339,072	11,488	333,956

Western Digital Corp. †	8,189	336,486	8,065	331,391

		1,694,628		1,668,935
Conglomerates		0.1%		0.1%
SPX Corp.	5,135	358,834	5,057	353,383

		358,834		353,383
Consumer		0.1%		0.1%
Scotts Miracle-Gro Co. (The) Class A	7,050	341,573	6,944	336,437

Tiffany & Co.	6,793	329,325	6,691	324,380

		670,898		660,817
Consumer goods		0.1%		0.2%
Colgate-Palmolive Co.	4,038	339,596	3,977	334,466

Kimberly-Clark Corp.	5,623	344,465	5,538	339,258

		684,061		673,724
Distribution		0.1%		0.1%
W.W. Grainger, Inc.	3,229	356,934	3,180	351,517

		356,934		351,517
Electric utilities		0.5%		0.5%
Alliant Energy Corp.	9,318	318,676	9,177	313,853

Constellation Energy Group, Inc.	8,610	304,364	8,480	299,768

DPL, Inc.	11,299	318,406	11,129	313,615

Edison International	9,438	324,384	9,295	319,469

FirstEnergy Corp.	8,413	318,600	8,285	313,753

Pinnacle West Capital Corp.	8,341	311,453	8,215	306,748

PPL Corp.	12,310	304,796	12,124	300,190

		2,200,679		2,167,396
Electronics		0.8%		0.9%
Altera Corp.	13,609	345,124	13,403	339,900

Analog Devices, Inc.	11,575	346,440	11,400	341,202

Broadcom Corp. Class A	9,888	341,037	9,739	335,898

Fairchild Semiconductor Intl.,, Inc. †	29,625	332,393	29,177	327,366

Garmin, Ltd.	8,788	328,495	8,655	323,524

Intersil Corp. Class A	22,346	332,508	22,008	327,479

COMMON STOCKS* cont.	500 Fund 14.8%		700 Fund 16.3%
	Shares	Value	Shares	Value

Electronics cont.
National Semiconductor Corp.	23,282	$344,108	22,930	$338,905

QLogic Corp. †	16,658	322,665	16,407	317,804

Silicon Laboratories, Inc. †	6,989	337,918	6,883	332,793

Vishay Intertechnology, Inc. †	32,066	333,807	31,582	328,769

Xilinx, Inc.	13,149	338,981	12,950	333,851

		3,703,476		3,647,491
Energy (oil field)		0.3%		0.3%
Baker Hughes, Inc.	6,560	326,426	6,461	321,499

Diamond Offshore Drilling, Inc.	3,911	309,360	3,852	304,693

Dresser-Rand Group, Inc. †	9,910	349,625	9,760	344,333

Tidewater, Inc.	6,420	344,176	6,323	338,976

		1,329,587		1,309,501
Engineering and construction		0.1%		0.1%
Shaw Group, Inc. †	9,100	348,348	8,962	343,065

		348,348		343,065
Food		0.6%		0.6%
Campbell Soup Co.	9,699	347,806	9,552	342,535

ConAgra Foods, Inc.	14,001	342,604	13,789	337,417

Flowers Foods, Inc.	13,219	348,453	13,019	343,181

General Mills, Inc.	4,881	347,430	4,807	342,162

H.J. Heinz Co.	7,499	351,478	7,385	346,135

Hormel Foods Corp.	8,654	352,737	8,524	347,438

Kellogg Co.	6,526	358,538	6,427	353,099

Sara Lee Corp.	24,688	351,063	24,315	345,759

		2,800,109		2,757,726
Forest products and packaging		0.2%		0.2%
Plum Creek Timber Company, Inc. R	8,502	338,380	8,374	333,285

Rayonier, Inc. R	7,119	348,689	7,012	343,448

Sealed Air Corp.	15,388	330,842	15,156	325,854

		1,017,911		1,002,587
Health-care services		0.4%		0.4%
Express Scripts, Inc. †	3,306	331,030	3,256	326,023

Health Net, Inc. †	14,907	328,252	14,682	323,298

Humana, Inc. †	7,357	336,362	7,246	331,287

Lincare Holdings, Inc. †	7,040	328,698	6,933	323,702

Medco Health Solutions, Inc. †	5,552	327,124	5,468	322,175

Mednax, Inc. †	6,107	335,519	6,015	330,464

		1,986,985		1,956,949
Insurance		0.9%		1.0%
AON Corp.	7,894	335,179	7,775	330,127

Arch Capital Group, Ltd. †	4,529	342,302	4,460	337,087

Arthur J. Gallagher & Co.	13,295	349,260	13,094	343,979

Aspen Insurance Holdings, Ltd. (Bermuda)	12,121	327,025	11,938	322,087

Axis Capital Holdings, Ltd.	11,034	343,930	10,867	338,724

Chubb Corp. (The)	6,498	343,549	6,399	338,315

HCC Insurance Holdings, Inc.	12,814	348,413	12,620	343,138

Loews Corp.	9,210	342,980	9,070	337,767

COMMON STOCKS* cont.	500 Fund 14.8%		700 Fund 16.3%
	Shares	Value	Shares	Value

Insurance cont.
PartnerRe, Ltd.	4,339	$336,620	4,273	$331,499

RenaissanceRe Holdings, Ltd.	6,169	345,156	6,076	339,952

Transatlantic Holdings, Inc.	6,641	330,257	6,541	325,284

Travelers Cos., Inc. (The)	6,712	340,567	6,611	335,442

Validus Holdings, Ltd. (Bermuda)	13,265	339,186	13,064	334,046

		4,424,424		4,357,447
Machinery		0.2%		0.2%
Donaldson Co., Inc.	7,685	355,816	7,569	350,445

Parker Hannifin Corp.	5,070	350,743	4,993	345,416

Timken Co.	10,847	381,597	10,683	375,828

		1,088,156		1,071,689
Manufacturing		0.1%		0.1%
Thomas & Betts Corp. †	8,447	354,267	8,320	348,941

		354,267		348,941
Medical services		0.1%		0.1%
DaVita, Inc. †	5,290	330,255	5,210	325,260

		330,255		325,260
Medical technology		0.3%		0.3%
Becton, Dickinson and Co.	4,382	334,653	4,316	329,613

Gen-Probe, Inc. †	7,126	337,701	7,018	332,583

Hospira, Inc. †	6,226	334,897	6,132	329,840

Varian Medical Systems, Inc. †	6,022	339,520	5,931	334,390

		1,346,771		1,326,426
Natural gas utilities		0.2%		0.2%
Southern Union Co.	12,964	338,749	12,768	333,628

Spectra Energy Corp.	14,521	338,920	14,301	333,785

UGI Corp.	11,527	316,877	11,352	312,066

		994,546		979,479
Oil and gas		1.1%		1.2%
Apache Corp.	3,154	320,951	3,106	316,067

Atwood Oceanics, Inc. †	9,127	332,314	8,989	327,289

Chevron Corp.	4,169	339,523	4,106	334,393

Cimarex Energy Co.	5,027	342,238	4,951	337,064

Exxon Mobil Corp.	4,859	329,683	4,786	324,730

Frontier Oil Corp.	23,524	357,565	23,168	352,154

Hess Corp.	5,279	335,480	5,199	330,396

Nabors Industries, Ltd. †	15,679	338,196	15,442	333,084

Occidental Petroleum Corp.	3,959	351,005	3,899	345,685

Oil States International, Inc. †	6,846	330,730	6,743	325,754

Patterson-UTI Energy, Inc.	22,291	340,829	21,955	335,692

Sunoco, Inc.	10,960	359,269	10,795	353,860

Tesoro Corp.	25,700	337,955	25,312	332,853

Unit Corp. †	7,083	338,355	6,976	333,244

Williams Cos., Inc. (The)	14,196	335,168	13,981	330,091

		5,089,261		5,012,356

COMMON STOCKS* cont.	500 Fund 14.8%		700 Fund 16.3%
	Shares	Value	Shares	Value

Pharmaceuticals		0.5%		0.6%
Abbott Laboratories	6,687	$342,107	6,586	$336,940

Allergan, Inc.	5,515	351,250	5,432	345,964

Bristol-Myers Squibb Co.	13,812	349,305	13,602	343,995

Endo Pharmaceuticals Holdings, Inc. †	14,584	319,390	14,363	314,550

Forest Laboratories, Inc. †	12,482	340,259	12,294	335,134

King Pharmaceuticals, Inc. †	34,024	333,435	33,510	328,398

Mylan, Inc. †	15,484	341,113	15,250	335,958

		2,376,859		2,340,939
Publishing		0.1%		0.2%
McGraw-Hill Cos., Inc. (The)	10,119	341,213	9,966	336,054

R. R. Donnelley & Sons Co.	16,416	352,780	16,168	347,450

		693,993		683,504
Real estate		0.6%		0.6%
Federal Realty Investment Trust (R)	4,505	348,642	4,437	343,379

HRPT Properties Trust (R)	44,108	345,807	43,442	340,585

Jones Lang LaSalle, Inc.	4,262	336,187	4,198	331,138

Nationwide Health Properties, Inc. (R)	9,838	344,527	9,689	339,309

Public Storage (R)	3,607	349,554	3,553	344,321

Realty Income Corp. (R)	10,345	339,213	10,189	334,097

Ventas, Inc. (R)	7,244	342,134	7,134	336,939

Vornado Realty Trust (R)	4,212	351,154	4,148	345,819

		2,757,218		2,715,587
Regional Bells		0.1%		0.1%
Verizon Communications, Inc.	10,822	312,648	10,659	307,939

		312,648		307,939
Restaurants		0.1%		0.2%
Darden Restaurants, Inc.	7,342	328,555	7,232	323,632

Panera Bread Co. Class A †	4,203	327,582	4,140	322,672

		656,137		646,304
Retail		1.4%		1.5%
Aeropostale, Inc. †	10,978	318,801	10,812	313,980

Amazon.com, Inc. †	2,412	330,589	2,375	325,518

AutoZone, Inc. †	1,864	344,859	1,836	339,678

Barnes & Noble, Inc.	15,259	336,308	15,028	331,217

Bed Bath & Beyond, Inc. †	7,290	335,048	7,180	329,993

Big Lots, Inc. †	8,646	330,277	8,515	325,273

BJ’s Wholesale Club, Inc. †	8,941	342,261	8,806	337,094

Costco Wholesale Corp.	5,831	344,495	5,743	339,296

Dollar Tree, Inc. †	5,526	335,539	5,442	330,438

Family Dollar Stores, Inc.	8,571	339,069	8,441	333,926

Gap, Inc. (The)	13,334	329,750	13,133	324,779

Herbalife, Ltd. (Cayman Islands)	7,253	349,957	7,143	344,650

Kohl’s Corp. †	5,958	327,630	5,868	322,681

NBTY, Inc. †	8,790	357,577	8,657	352,167

Ross Stores, Inc.	5,973	334,488	5,882	329,392

Safeway, Inc.	13,494	318,458	13,290	313,644

COMMON STOCKS* cont.	500 Fund 14.8%		700 Fund 16.3%
	Shares	Value	Shares	Value

Retail cont.
Target Corp.	5,938	$337,694	5,848	$332,576

Wal-Mart Stores, Inc.	6,402	343,467	6,305	338,263

Walgreen Co.	9,750	342,713	9,602	337,510

		6,398,980		6,302,075
Semiconductor		0.1%		0.1%
Varian Semiconductor Equipment †	10,393	342,345	10,236	337,174

		342,345		337,174
Software		0.6%		0.6%
Adobe Systems, Inc. †	9,872	331,600	9,723	326,596

Amdocs, Ltd. (United Kingdom) †	11,198	357,664	11,029	352,266

CA, Inc.	15,048	343,245	14,820	338,044

Citrix Systems, Inc. †	7,337	344,839	7,226	339,622

McAfee, Inc. †	8,771	304,792	8,639	300,205

Oracle Corp.	13,540	349,874	13,336	344,602

Sybase, Inc. †	8,105	351,595	7,983	346,303

Symantec Corp. †	20,172	338,284	19,867	333,170

		2,721,893		2,680,808
Staffing		0.1%		0.2%
Hewitt Associates, Inc. Class A †	8,532	349,727	8,403	344,439

Robert Half International, Inc.	12,417	339,977	12,229	334,830

		689,704		679,269
Technology		0.1%		0.1%
Tech Data Corp. †	8,113	348,048	7,990	342,771

		348,048		342,771
Technology services		0.7%		0.8%
AOL, Inc. †	14,614	341,383	14,393	336,220

Cognizant Technology Solutions Corp. †	6,868	351,504	6,764	346,182

DST Systems, Inc.	8,122	344,779	7,999	339,558

FactSet Research Systems, Inc.	4,670	351,277	4,599	345,937

Global Payments, Inc.	7,883	337,471	7,764	332,377

Google, Inc. Class A †	661	347,316	651	342,061

Ingram Micro, Inc. Class A †	19,261	349,780	18,970	344,495

Total Systems Services, Inc.	21,830	349,498	21,501	344,231

VeriSign, Inc. †	13,027	355,246	12,830	349,874

Yahoo!, Inc. †	20,905	345,560	20,589	340,336

		3,473,814		3,421,271
Telecommunications		0.3%		0.3%
American Tower Corp. Class A †	7,726	315,298	7,609	310,523

CenturyTel, Inc.	9,335	318,417	9,194	313,607

NII Holdings, Inc. †	8,070	342,329	7,948	337,154

SBA Communications Corp. †	9,069	320,771	8,932	315,925

		1,296,815		1,277,209
Telephone		0.1%		0.1%
TW Telecom, Inc. †	17,916	318,905	17,645	314,081

		318,905		314,081

COMMON STOCKS* cont.	500 Fund 14.8%		700 Fund 16.3%
	Shares	Value	Shares	Value

Textiles		0.1%		0.2%
Cintas Corp.	12,733	$346,974	12,541	$341,742

NIKE, Inc. Class B	4,397	333,776	4,331	328,766

		680,750		670,508
Tobacco		0.2%		0.2%
Lorillard, Inc.	4,409	345,533	4,342	340,283

Philip Morris International, Inc.	6,990	343,069	6,884	337,867

Reynolds American, Inc.	6,411	342,476	6,315	337,347

		1,031,078		1,015,497
Toys		0.1%		0.1%
Mattel, Inc.	14,464	333,395	14,246	328,370

		333,395		328,370
Total common stocks (cost $70,086,255
and $69,068,040)		$69,660,891		$68,608,048

CORPORATE BONDS AND NOTES*	500 Fund 9.2%		700 Fund 14.6%
	Principal amount	Value	Principal amount	Value

Advertising and marketing services		0.1%		0.1%
Lamar Media Corp. company
guaranty sr. notes 9 3/4s, 2014	$240,000	$267,000	$200,000	$222,500

		267,000		222,500
Aerospace and defense		0.2%		0.3%
Alliant Techsystems, Inc.
sr. sub. notes 6 3/4s, 2016	265,000	270,963	335,000	342,538

BE Aerospace, Inc. sr. unsec.
unsub. notes 8 1/2s, 2018	285,000	304,950	355,000	379,850

L-3 Communications Corp. company
guaranty Ser. B, 6 3/8s, 2015	300,000	307,125	—	—

L-3 Communications Corp. company
guaranty sr. unsec. sub. notes 6 1/8s, 2014	—	—	175,000	178,063

L-3 Communications Corp. company
guaranty sr. unsec. sub. notes 5 7/8s, 2015	—	—	50,000	50,750

TD Funding Corp. 144A company
guaranty sr. sub. notes 7 3/4s, 2014	—	—	160,000	163,800

Transdigm, Inc. company
guaranty sr. unsec. sub. notes 7 3/4s, 2014	190,000	194,038	165,000	168,506

		1,077,076		1,283,507
Automotive		0.2%		0.3%
Affinia Group, Inc. 144A
sr. notes 10 3/4s, 2016	—	—	130,000	142,838

Ford Motor Credit Co., LLC sr. unsec.
unsub. notes 7 1/2s, 2012	530,000	547,766	620,000	640,782

Navistar International Corp.
sr. notes 8 1/4s, 2021	260,000	274,300	330,000	348,150

		822,066		1,131,770
Banking		0.1%		—%
Shinhan Bank 144A sr. unsec. bond 6s,
2012 (South Korea)	225,000	240,755	150,000	160,503

		240,755		160,503

CORPORATE BONDS AND NOTES* cont.	500 Fund 9.2%		700 Fund 14.6%
Principal amount		Value	Principal amount	Value

Beverage		0.1%		0.1%
Constellation Brands, Inc. company
guaranty sr. unsec. unsub. notes
7 1/4s, 2016	$260,000	$266,825	$590,000	$605,488

		266,825		605,488
Biotechnology		—%		—%
Talecris Biotherapeutics Holdings Corp.
144A sr. unsec. notes 7 3/4s, 2016	195,000	196,950	200,000	202,000

		196,950		202,000
Broadcasting		0.3%		0.5%
Belo Corp. sr. unsec. unsub. notes 8s, 2016	195,000	203,775	200,000	209,000

DIRECTV Holdings, LLC company
guaranty sr. unsec. notes 7 5/8s, 2016	—	—	50,000	55,813

DIRECTV Holdings, LLC company
guaranty sr. unsec. notes 6 3/8s, 2015	240,000	248,700	180,000	186,525

DISH DBS Corp. company
guaranty sr. unsec. notes 7 7/8s, 2019	110,000	115,500	100,000	105,000

Echostar DBS Corp. company
guaranty 7 1/8s, 2016	—	—	255,000	258,825

Echostar DBS Corp. company guaranty 7s, 2013	—	—	220,000	227,700

Echostar DBS Corp. sr. notes 6 3/8s, 2011	145,000	150,619	—	—

Sirius XM Radio, Inc. 144A
sr. notes 9 3/4s, 2015	185,000	202,113	220,000	240,350

Umbrella Acquisition, Inc. 144A company
guaranty sr. unsec.
unsub. notes 9 3/4s, 2015 ‡‡	—	—	15,787	14,327

Univision Communications, Inc. 144A
sr. sec. notes 12s, 2014	505,000	558,025	705,000	779,025

		1,478,732		2,076,565
Building materials		0.1%		0.1%
Owens Corning, Inc. company
guaranty unsec. unsub. notes 9s, 2019	210,000	252,525	275,000	330,688

		252,525		330,688
Cable television		0.2%		0.4%
CCO Holdings LLC/CCO Holdings
Capital Corp. 144A company
guaranty sr. notes 7 7/8s, 2018	—	—	270,000	274,725

Charter Communications
Operating LLC/Charter Communications
Operating Capital 144A company
guaranty sr. notes 8s, 2012	200,000	212,000	300,000	318,000

CSC Holdings, Inc. sr. notes 6 3/4s, 2012	215,000	225,750	84,000	88,200

CSC Holdings, Inc. sr. notes Ser. B,
7 5/8s, 2011	40,000	41,650	—	—

CSC Holdings, Inc. 144A sr. unsec.
notes 8 1/2s, 2014	—	—	480,000	514,800

Mediacom LLC/Mediacom Capital Corp.
144A sr. notes 9 1/8s, 2019	255,000	262,650	315,000	324,450

CORPORATE BONDS AND NOTES* cont.		500 Fund 9.2%		700 Fund 14.6%
	Principal amount		Value	Principal amount	Value

Cable television cont.
Virgin Media Finance PLC company
guaranty sr. unsec. notes 8 3/4s, 2014
(United Kingdom)	EUR	21,017	28,874	31,526	43,312

Virgin Media Finance PLC 144A
company guaranty sr. notes 7s, 2018
(United Kingdom)	GBP	145,000	227,704	100,000	157,037

			998,628		1,720,524
Chemicals			0.2%		0.2%
Dow Chemical Co. (The) sr. unsec. FRN
2.499s, 2011		$155,000	$157,513	$110,000	$111,783

Mosaic Co. (The) 144A sr. unsec.
unsub. notes 7 5/8s, 2016		100,000	109,797	—	—

Nalco Co. 144A sr. notes 8 1/4s, 2017		250,000	268,125	290,000	311,025

Rhodia SA sr. unsec. notes FRN
Ser. REGS, 3.394s, 2013 (France)	EUR	190,000	249,864	245,000	322,193

			785,299		745,001
Coal			0.2%		0.2%
Arch Western Finance, LLC company
guaranty sr. notes 6 3/4s, 2013		$800,000	806,000	$300,000	302,250

Peabody Energy Corp. company
guaranty 7 3/8s, 2016		135,000	143,100	555,000	588,300

			949,100		890,550
Combined utilities			0.1%		0.2%
El Paso Corp. sr. unsec. notes 12s, 2013		20,000	23,800	85,000	101,150

El Paso Corp. sr. unsec. notes 7s, 2017		225,000	231,162	465,000	477,735

El Paso Corp. sr. unsec.
notes Ser. GMTN, 7 3/8s, 2012		—	—	50,000	52,911

			254,962		631,796
Commercial and consumer services			0.4%		0.6%
Aramark Corp. company guaranty 8 1/2s, 2015		540,000	554,175	645,000	661,931

Corrections Corporation of America
company guaranty sr. notes 7 3/4s, 2017		260,000	277,550	320,000	341,600

Expedia, Inc. 144A company
guaranty sr. notes 8 1/2s, 2016		240,000	264,000	210,000	231,000

Lender Processing Services, Inc.
company guaranty sr. unsec.
unsub. notes 8 1/8s, 2016		405,000	431,831	559,000	596,034

Sabre Holdings Corp. sr. unsec.
unsub. notes 8.35s, 2016		—	—	500,000	482,500

Travelport LLC company guaranty
9 7/8s, 2014		190,000	199,738	195,000	204,994

			1,727,294		2,518,059
Computers			0.3%		0.3%
Ceridian Corp. company guaranty
sr. unsec. notes 12 1/4s, 2015 ‡‡		485,000	499,550	695,000	715,850

Seagate Technology International 144A
company guaranty sr. sec. notes 10s,
2014 (Cayman Islands)		230,000	272,550	—	—

SunGard Data Systems, Inc. company
guaranty 9 1/8s, 2013		546,000	560,333	634,000	650,643

			1,332,433		1,366,493

CORPORATE BONDS AND NOTES* cont.	500 Fund 9.2%		700 Fund 14.6%
Principal amount		Value	Principal amount	Value

Conglomerates		0.1%		—%
SPX Corp. sr. unsec. notes 7 5/8s, 2014	$260,000	$274,950	$125,000	$132,188

		274,950		132,188
Construction		—%		—%
Associated Materials, LLC/Associated
Materials Finance, Inc. company
guaranty sr. notes 9 7/8s, 2016	135,000	147,825	140,000	153,300

HeidelbergCement AG company
guaranty sr. unsec.
unsub. bonds 7 1/2s, 2020 (Germany) EUR	—	—	35,000	45,593

		147,825		198,893
Consumer		—%		0.1%
Jarden Corp. company
guaranty sr. unsec. notes 8s, 2016	$—	—	$135,000	142,256

Visant Corp. company guaranty
sr. unsec. sub. notes 7 5/8s, 2012	125,000	125,469	135,000	135,506

		125,469		277,762
Containers		—%		0.1%
Crown Americas, LLC/Crown Americas
Capital Corp. sr. notes 7 5/8s, 2013	111,000	114,469	60,000	61,875

Owens Brockway Glass Container, Inc.
company guaranty 6 3/4s, 2014	—	—	150,000	153,750

		114,469		215,625
Electric utilities		0.2%		0.2%
FirstEnergy Corp. notes Ser. B, 6.45s, 2011	11,000	11,668	7,000	7,425

NiSource Finance Corp. company
guaranty sr. unsec. unsub. notes 7 7/8s, 2010	135,000	139,790	95,000	98,371

Sierra Pacific Resources sr. unsec.
notes 8 5/8s, 2014	150,000	153,938	200,000	205,250

Sierra Pacific Resources sr. unsec.
unsub. notes 6 3/4s, 2017	145,000	148,566	170,000	174,180

Texas-New Mexico Power Co. 144A 1st
mtge. sec. 9 1/2s, 2019	275,000	339,325	125,000	154,239

		793,287		639,465
Energy (oil field)		0.2%		0.4%
Expro Finance Luxemburg 144A
sr. notes 8 1/2s, 2016 (Luxembourg)	530,000	543,250	615,000	630,375

Pride International, Inc. sr. unsec.
notes 7 3/8s, 2014	—	—	230,000	236,325

Trico Shipping AS 144A
sr. notes 11 7/8s, 2014 (Norway)	555,000	561,244	645,000	652,256

		1,104,494		1,518,956
Financial		0.3%		0.5%
Hartford Financial Services Group, Inc.
(The) jr. sub. debs. FRB 8 1/8s, 2038	530,000	546,840	645,000	665,493

Icahn Enterprises LP/Ichan Enterprises
Finance Corp. 144A company
guaranty sr. unsec. notes 7 3/4s, 2016	300,000	291,000	700,000	679,000

Leucadia National Corp. sr. unsec.
notes 8 1/8s, 2015	162,000	169,695	324,000	339,390

CORPORATE BONDS AND NOTES* cont.		500 Fund 9.2%		700 Fund 14.6%
Principal amount			Value	Principal amount	Value

Financial cont.
Leucadia National Corp. sr. unsec.
notes 7 1/8s, 2017		$—	$—	$266,000	$263,340

Leucadia National Corp. sr. unsec.
notes 7s, 2013		100,000	104,750	—	—

Reynolds Group DL Escrow, Inc./Reynolds
Group Escrow, LLC 144A sr. sec.
notes 7 3/4s, 2016 (Luxembourg)		195,000	201,825	200,000	207,000

			1,314,110		2,154,223
Food			0.1%		0.3%
Dole Food Co. 144A sr. sec. notes 8s, 2016		—	—	200,000	207,000

Smithfield Foods, Inc. 144A sr. sec.
notes 10s, 2014		180,000	202,050	530,000	594,925

Tyson Foods, Inc. sr. unsec.
unsub. notes 10 1/2s, 2014		230,000	272,838	405,000	480,431

			474,888		1,282,356
Forest products and packaging			0.2%		0.3%
Domtar Corp. company guaranty 7 7/8s,
2011 (Canada)		145,000	154,425	215,000	228,975

PE Paper Escrow GmbH sr. notes
Ser. REGS, 11 3/4s, 2014 (Austria)	EUR	100,000	150,124	165,000	247,704

Smurfit Kappa Funding PLC sr. unsec.
sub. notes 7 3/4s, 2015 (Ireland)		$—	—	$255,000	248,944

Verso Paper Holdings, LLC/Verso
Paper, Inc. 144A sr. notes 11 1/2s, 2014		525,000	584,063	605,000	673,063

			888,612		1,398,686
Gaming and lottery			0.2%		0.4%
Ameristar Casinos, Inc. company
guaranty sr. unsec. notes 9 1/4s, 2014		255,000	267,750	325,000	341,250

Harrah’s Operating Co., Inc.
sr. notes 11 1/4s, 2017		390,000	425,100	695,000	757,550

MGM Mirage, Inc. 144A sr. sec.
notes 10 3/8s, 2014		180,000	197,100	190,000	208,050

Wynn Las Vegas, LLC/Wynn Las Vegas
Capital Corp. 1st mtge. Ser. EXCH,
6 5/8s, 2014		205,000	207,563	280,000	283,500

Yonkers Racing Corp. 144A
sr. notes 11 3/8s, 2016		—	—	180,000	197,100

			1,097,513		1,787,450
Health care			0.4%		0.7%
Community Health Systems, Inc. company
guaranty 8 7/8s, 2015		525,000	551,250	810,000	850,500

HCA, Inc. company
guaranty sr. notes 9 5/8s, 2016 ‡‡		—	—	230,000	250,125

HCA, Inc. sr. sec. notes 9 1/8s, 2014		250,000	265,938	265,000	281,894

HCA, Inc. 144A sr. sec. notes 8 1/2s, 2019		—	—	50,000	54,938

IASIS Healthcare/IASIS Capital Corp.
sr. sub. notes 8 3/4s, 2014		545,000	559,988	815,000	837,413

Tenet Healthcare Corp. 144A company
guaranty sr. sec. notes 9s, 2015		315,000	342,956	430,000	468,163

			1,720,132		2,743,033

CORPORATE BONDS AND NOTES* cont.	500 Fund 9.2%		700 Fund 14.6%
	Principal amount	Value	Principal amount	Value

Homebuilding		0.1%		—%
Beazer Homes USA, Inc. company
guaranty sr. unsec. notes 8 3/8s, 2012	$290,000	$288,550	$—	$—

		288,550		—
Household furniture and appliances		0.1%		0.2%
Sealy Mattress Co. 144A company
guaranty sr. sec. notes 10 7/8s, 2016	552,000	629,280	662,000	754,680

		629,280		754,680
Investment banking/Brokerage		—%		0.1%
E*Trade Financial Corp. sr. unsec.
unsub. notes 12 1/2s, 2017 ‡‡	175,000	209,125	210,000	250,950

		209,125		250,950
Lodging/Tourism		—%		0.2%
FelCor Lodging LP company
guaranty sr. notes 10s, 2014 (R)	—	—	750,000	783,750

		—		783,750
Machinery		—%		—%
Altra Holdings, Inc. 144A
sr. notes 8 1/8s, 2016	195,000	198,169	200,000	203,250

		198,169		203,250
Manufacturing		—%		—%
General Cable Corp. company
guaranty sr. unsec. unsub. notes FRN
2.666s, 2015	85,000	77,775	125,000	114,375

		77,775		114,375
Media		0.5%		0.8%
Affinion Group, Inc. company
guaranty 10 1/8s, 2013	550,000	570,625	910,000	944,125

Interpublic Group of Companies, Inc.
(The) sr. unsec. notes 10s, 2017	75,000	85,781	315,000	360,281

Interpublic Group of Companies, Inc.
(The) sr. unsec. notes 6 1/4s, 2014	231,000	236,775	234,000	239,850

Liberty Media, LLC sr. notes 5.7s, 2013	150,000	150,750	590,000	592,950

Nielsen Finance LLC/Nielsen Finance Co.
sr. notes 11 5/8s, 2014	175,000	198,625	175,000	198,625

QVC Inc. 144A sr. notes 7 1/8s, 2017	475,000	482,125	570,000	578,550

QVC Inc. 144A sr. sec. notes 7 1/2s, 2019	150,000	153,750	—	—

WMG Acquisition Corp. 144A sr. sec.
notes 9 1/2s, 2016	—	—	200,000	216,000

WMG Holdings Corp. company guaranty
sr. unsec. disc.notes 9 1/2s, 2014	300,000	303,750	365,000	369,563

		2,182,181		3,499,944
Medical services		0.3%		0.4%
DaVita, Inc. company guaranty 6 5/8s, 2013	255,000	257,550	245,000	247,450

Omnicare, Inc. sr. sub. notes 6 7/8s, 2015	575,000	575,000	665,000	665,000

Service Corporation International
sr. notes 7s, 2017	170,000	168,300	185,000	183,150

Service Corporation International
sr. unsec. 7 3/8s, 2014	180,000	183,600	195,000	198,900

CORPORATE BONDS AND NOTES* cont.		500 Fund 9.2%		700 Fund 14.6%
Principal amount			Value	Principal amount	Value

Medical services cont.
Stewart Enterprises, Inc.
sr. notes 6 1/4s, 2013		$200,000	$198,000	$—	$—

Ventas Realty LP/Capital Corp.
sr. notes 6 3/4s, 2017 (R)		135,000	138,881	—	—

Ventas Realty LP/Capital Corp.
sr. notes 6 5/8s, 2014 (R)		130,000	134,225	245,000	252,963

			1,655,556		1,547,463
Medical technology			0.1%		—%
Fresenius US Finance II, Inc. 144A
sr. unsec. notes 9s, 2015		235,000	264,375	185,000	208,125

			264,375		208,125
Metals			0.2%		0.6%
ArcelorMittal sr. unsec.
unsub. notes 5 3/8s, 2013 (Luxembourg)		—	—	150,000	160,656

FMG Finance Pty Ltd. 144A sr. sec.
notes 10 5/8s, 2016 (Australia)		—	—	465,000	546,375

SGL Carbon SE company
guaranty sr. sub. notes FRN Ser. EMTN,
1.912s, 2015 (Germany)	EUR	100,000	121,085	150,000	181,627

Steel Dynamics, Inc. company
guaranty sr. unsec.
unsub. notes 7 3/8s, 2012		$540,000	565,650	$625,000	654,688

Steel Dynamics, Inc. sr. unsec.
unsub. notes 7 3/4s, 2016		170,000	177,055	220,000	229,130

Teck Resources, Ltd. sr. notes 10 3/4s,
2019 (Canada)		—	—	185,000	230,325

Teck Resources, Ltd. sr. notes 10 1/4s,
2016 (Canada)		80,000	96,400	90,000	108,450

Teck Resources, Ltd. sr. notes 9 3/4s,
2014 (Canada)		150,000	182,250	200,000	243,000

			1,142,440		2,354,251
Oil and gas			1.1%		1.5%
Chesapeake Energy Corp. company
guaranty sr. unsec. notes 9 1/2s, 2015		490,000	537,163	500,000	548,125

Chesapeake Energy Corp.
sr. notes 7 1/2s, 2013		260,000	262,600	325,000	328,250

Comstock Resources, Inc. company
guaranty sr. unsub. notes 8 3/8s, 2017		560,000	579,600	685,000	708,975

Comstock Resources, Inc.
sr. notes 6 7/8s, 2012		—	—	140,000	139,650

Connacher Oil and Gas, Ltd. 144A sec.
notes 10 1/4s, 2015 (Canada)		—	—	250,000	257,500

Connacher Oil and Gas, Ltd. 144A
sr. sec. notes 11 3/4s, 2014 (Canada)		230,000	253,000	295,000	324,500

Denbury Resources, Inc.
sr. sub. notes 7 1/2s, 2015		565,000	580,538	630,000	647,325

Ferrellgas LP/Finance sr. notes 6 3/4s, 2014		150,000	147,375	180,000	176,850

Ferrellgas Partners LP sr. unsec.
notes Ser. UNRE, 6 3/4s, 2014		125,000	122,813	160,000	157,200

CORPORATE BONDS AND NOTES* cont.	500 Fund 9.2%		700 Fund 14.6%
Principal amount		Value	Principal amount	Value

Oil and gas cont.
Forest Oil Corp. company
guaranty 8 1/2s, 2014	$465,000	$494,063	$535,000	$568,438

Forest Oil Corp. sr. notes 8s, 2011	240,000	253,800	230,000	243,225

Inergy LP/Inergy Finance Corp.
sr. unsec. notes 6 7/8s, 2014	270,000	270,000	380,000	380,000

Newfield Exploration Co. sr. unsec.
sub. notes 7 1/8s, 2018	40,000	41,200	175,000	180,250

Newfield Exploration Co. sr. unsec.
sub. notes 6 5/8s, 2014	260,000	264,550	195,000	198,413

OPTI Canada, Inc. 144A sr. notes 9s,
2012 (Canada)	560,000	574,000	645,000	661,125

PetroHawk Energy Corp. company
guaranty 9 1/8s, 2013	210,000	219,450	310,000	323,950

PetroHawk Energy Corp. company
guaranty sr. unsec. notes 10 1/2s, 2014	35,000	38,675	—	—

Quicksilver Resources, Inc.
sr. notes 11 3/4s, 2016	225,000	261,000	280,000	324,800

Range Resources Corp. company
guaranty sr. unsec. sub. notes 7 1/2s, 2017	145,000	151,525	—	—

Range Resources Corp. company
guaranty sr. unsec. sub. notes 7 1/2s, 2016	115,000	119,600	150,000	156,000

Range Resources Corp. company
guaranty sr. unsec. sub. notes 7 3/8s, 2013	—	—	170,000	172,763

Whiting Petroleum Corp. company
guaranty 7s, 2014	125,000	129,063	—	—

		5,300,015		6,497,339
Power producers		0.4%		0.6%
AES Corp. (The) sr. notes 8 7/8s, 2011	—	—	50,000	51,750

AES Corp. (The) sr. unsec.
unsub. notes 8s, 2017	535,000	551,050	500,000	515,000

AES Corp. (The) 144A sec. notes 8 3/4s, 2013	—	—	46,000	46,690

AES Corp. (The) 144A sr. notes 9 3/4s, 2016	210,000	229,425	150,000	163,875

Calpine Corp. 144A sr. sec. notes 7 1/4s, 2017	210,000	203,700	350,000	339,500

Mirant Americas Generation, Inc.
sr. unsec. notes 8.3s, 2011	260,000	267,800	200,000	206,000

Mirant North America, LLC company
guaranty 7 3/8s, 2013	220,000	226,050	450,000	462,375

NRG Energy, Inc. company
guaranty 7 1/4s, 2014	350,000	354,813	—	—

NRG Energy, Inc. sr. notes 7 3/8s, 2016	195,000	193,050	600,000	594,000

		2,025,888		2,379,190
Railroads		0.1%		0.2%
RailAmerica, Inc. company
guaranty sr. notes 9 1/4s, 2017	570,000	614,175	710,000	765,025

		614,175		765,025
Real estate		0.1%		0.2%
CB Richard Ellis Services, Inc. company
guaranty sr. unsec. sub. notes 11 5/8s, 2017	355,000	402,925	685,000	777,475

		402,925		777,475

CORPORATE BONDS AND NOTES* cont.	500 Fund 9.2%		700 Fund 14.6%
	Principal amount	Value	Principal amount	Value

Regional Bells		0.1%		0.1%
Qwest Communications International, Inc.
company guaranty Ser. B, 7 1/2s, 2014	$—	$—	$250,000	$254,375

Qwest Corp. sr. unsec.
unsub. notes 8 7/8s, 2012	135,000	147,488	165,000	180,263

Qwest Corp. sr. unsec.
unsub. notes 8 3/8s, 2016	485,000	552,900	80,000	91,200

		700,388		525,838
Restaurants		0.1%		0.1%
Wendy’s/Arby’s Restaurants LLC company
guaranty sr. unsec. unsub. notes 10s, 2016	235,000	252,625	300,000	322,500

		252,625		322,500
Retail		0.1%		0.4%
Macy’s Retail Holdings, Inc. company
guaranty sr. unsec. notes 6 5/8s, 2011	135,000	140,738	135,000	140,738

Supervalu, Inc. sr. unsec. notes 8s, 2016	125,000	127,188	575,000	585,063

Toys R Us Property Co., LLC 144A
company guaranty sr. unsec.
notes 10 3/4s, 2017	380,000	431,300	885,000	1,004,475

		699,226		1,730,276
Technology		0.2%		0.3%
Amkor Technologies, Inc.
sr. notes 7 3/4s, 2013	310,000	313,100	375,000	378,750

Unisys Corp. 144A company
guaranty sr. sub. notes 14 1/4s, 2015	477,000	574,785	815,000	982,075

		887,885		1,360,825
Technology services		0.2%		0.2%
First Data Corp. company
guaranty sr. unsec. notes 9 7/8s, 2015	515,000	471,225	675,000	617,625

Iron Mountain, Inc. company
guaranty 7 3/4s, 2015	160,000	161,800	85,000	85,956

Iron Mountain, Inc. company
guaranty 6 5/8s, 2016	100,000	100,125	245,000	245,306

		733,150		948,887
Telecommunications		1.1%		1.9%
CC Holdings GS V, LLC/Crown Castle GS
III Corp. 144A sr. sec. notes 7 3/4s, 2017	240,000	261,000	215,000	233,813

Clearwire Communications, LLC/Clearwire
Finance, Inc. 144A company
guaranty sr. notes 12s, 2015	200,000	208,500	205,000	213,713

Global Crossing, Ltd. 144A sr. sec.
notes 12s, 2015 (United Kingdom)	480,000	538,800	875,000	982,188

Inmarsat Finance PLC 144A company
guaranty sr. notes 7 3/8s, 2017
(United Kingdom)	200,000	208,500	530,000	552,525

Intelsat Subsidiary Holding Co., Ltd.
company guaranty sr. unsec.
notes 8 1/2s, 2013 (Bermuda)	735,000	747,863	805,000	819,088

MetroPCS Wireless, Inc. company
guaranty sr. unsec. notes 9 1/4s, 2014	195,000	202,313	905,000	938,938

CORPORATE BONDS AND NOTES* cont.		500 Fund 9.2%		700 Fund 14.6%
Principal amount			Value	Principal amount	Value

Telecommunications cont.
Nextel Communications, Inc.
sr. notes Ser. E, 6 7/8s, 2013		$590,000	$580,413	$805,000	$791,919

NII Capital Corp. 144A company
guaranty sr. notes 10s, 2016		245,000	271,950	410,000	455,100

Nordic Telephone Co. Holdings ApS
sec. notes Ser. REGS, 8 1/4s, 2016
(Denmark)	EUR	100,000	142,042	150,000	213,062

PAETEC Holding Corp. company
guaranty sr. notes 8 7/8s, 2017		$290,000	298,338	$725,000	745,844

SBA Telecommunications, Inc. 144A
company guaranty sr. notes 8s, 2016		240,000	253,200	195,000	205,725

Sprint Nextel Corp. sr. unsec.
notes 6s, 2016		265,000	244,463	120,000	110,700

West Corp. company guaranty 9 1/2s, 2014		485,000	501,975	820,000	848,700

Wind Acquisition Finance SA 144A
sr. notes 11 3/4s, 2017 (Netherlands)		205,000	228,063	185,000	205,813

Windstream Corp. company
guaranty 8 5/8s, 2016		505,000	516,994	865,000	885,544

			5,204,414		8,202,672
Telephone			0.1%		0.2%
Cricket Communications, Inc. company
guaranty 9 3/8s, 2014		150,000	155,063	830,000	858,013

Cricket Communications, Inc. company
guaranty sr. unsub. notes 7 3/4s, 2016		380,000	394,250	—	—

			549,313		858,013
Textiles			—%		0.1%
Hanesbrands, Inc. company
guaranty sr. unsec. notes FRN Ser. B,
3.831s, 2014		240,000	231,600	240,000	231,600

			231,600		231,600
Tire and rubber			0.1%		0.2%
Goodyear Tire & Rubber Co. (The)
sr. unsec. notes 10 1/2s, 2016		475,000	529,031	750,000	835,313

			529,031		835,313
Total corporate bonds and notes
(cost $42,503,476 and $59,958,353)			$43,483,480		$61,385,822

U.S. GOVERNMENT AND AGENCY MORTGAGE OBLIGATIONS*		500 Fund 4.3%		700 Fund 5.8%
Principal amount			Value	Principal amount	Value

Federal National Mortgage Association
Pass-Through Certificates 6s, TBA,
May 1, 2040		$19,000,000	$20,285,468	$23,000,000	$24,556,093

Total U.S. government and agency
mortgage obligations (cost $20,315,156
and $24,592,031)			$20,285,468		$24,556,093

U.S. GOVERNMENT AGENCY OBLIGATIONS*	500 Fund 0.7%		700 Fund 0.6%
	Principal amount	Value	Principal amount	Value

Bank of America Corp. 0.287s, FDIC
guaranteed notes FRN, Ser. BKNT,
September 13, 2010	$625,000	$625,031	$315,000	$315,016

General Electric Capital Corp. 1 5/8s,
FDIC guaranteed notes, January 7, 2011	900,000	906,710	700,000	705,219

Goldman Sachs Group, Inc (The) 1 5/8s,
FDIC guaranteed notes, July 15, 2011	900,000	908,646	700,000	706,725

JPMorgan Chase & Co. 2 5/8s, FDIC
guaranteed notes, December 1, 2010	900,000	911,354	700,000	708,831

Total U.S. government agency obligations
(cost $3,330,351 and $2,419,057)		$3,351,741		$2,435,791

COMMODITY LINKED NOTES*	500 Fund 2.2%		700 Fund 2.1%
	Shares	Value	Shares	Value

UBS AG/ Jersey Branch 144A
sr. notes zero %, 2011 (Indexed to the
UBS Bloomberg CMCI Essence Excess
Return) (United Kingdom)	3,600	$3,693,336	2,400	$2,462,224

UBS AG/ Jersey Branch 144A
sr. notes zero %, 2011 (Indexed to the
UBS Bloomberg CMCI Essence Excess
Return) (United Kingdom)	3,361	3,442,649	2,874	2,943,818

UBS AG/ Jersey Branch 144A
sr. notes zero %, 2011 (Indexed to the
UBS Bloomberg CMCI Essence Excess
Return) (United Kingdom)	3,400	3,454,097	3,300	3,352,506

Total commodity linked notes
(cost $10,338,317 and $8,556,978)		$10,590,082		$8,758,548

ASSET-BACKED SECURITIES*	500 Fund 0.9%		700 Fund 1.1%
	Principal amount	Value	Principal amount	Vlaue

Conseco Finance Securitizations Corp.
Ser. 00-6, Class A5, 7.27s, 2031	$256,611	$254,045	$268,919	$266,229
Ser. 01-3, Class A4, 6.91s, 2033	781,132	800,660	952,764	976,583

GSAA Home Equity Trust
FRB Ser. 07-5, Class 2A1A, 0.383s, 2047	252,109	181,460	231,864	166,888
FRB Ser. 07-4, Class A1, 0.363s, 2037	389,144	187,270	578,146	278,224
FRB Ser. 06-17, Class A1, 0.323s, 2036	1,282,927	692,781	1,659,369	896,059
FRB Ser. 06-16, Class A1, 0.323s, 2036	1,203,236	742,998	1,610,711	994,614

GSAMP Trust FRB Ser. 07-HE2, Class A2A,
0.349s, 2047	105,757	97,169	88,580	81,388

HSI Asset Securitization Corp. Trust
FRB Ser. 06-HE1, Class 2A1, 0.313s, 2036	122,174	86,133	110,446	77,864

Securitized Asset Backed
Receivables, LLC
FRB Ser. 07-BR5, Class A2A, 0.393s, 2037	65,377	47,071	66,854	48,135
FRB Ser. 07-BR4, Class A2A, 0.353s, 2037	581,058	409,646	454,364	320,326

WAMU Asset-Backed Certificates
FRB Ser. 07-HE2, Class 2A1, 0.373s, 2037	356,721	244,354	265,096	181,591
FRB Ser. 07-HE1, Class 2A1, 0.313s, 2037	426,913	298,839	389,932	272,952

Total asset-backed securities
(cost $3,695,904 and $4,222,012)		$4,042,426		$4,560,853

INVESTMENT COMPANIES*		500 Fund —%		700 Fund —%
		Shares	Value	Shares	Value

Harris & Harris Group, Inc. †		17,014	$82,518	16,199	$78,565

Total investment companies
(cost $80,396 and $76,545)			$82,518		$78,565

PURCHASED OPTIONS OUTSTANDING*		500 Fund 0.5%		700 Fund 0.5%
		Contract		Contract
		amount/		amount/
	Expiration date/	number of		number of
	strike price	contracts	Value	contracts	Value

S&P 500 Index Depository
Receipts (SPDR Trust
Series 1) (Put)	Jul-10/$115.00	227,240	$688,537	266,760	$808,283

S&P 500 Index Future (Put)	Jun-10/1080.00	142	344,350	122	295,850

Option on an interest rate
swap with Barclays Bank
PLC for the right to receive
a fixed rate of 3.95% versus
the three month USD-LIBOR-
BBA maturing May 13, 2020.	May-10/3.95	$8,631,400	208,794	$12,305,800	297,677

Option on an interest rate
swap with Barclays Bank PLC
for the right to pay a fixed rate
of 3.95% versus the three month
USD-LIBOR-BBA maturing
May 13, 2020.	May-10/3.95	8,631,400	2,330	12,305,800	3,323

Option on an interest rate swap
with Barclays Bank PLC for the
right to receive a fixed rate of
3.7375% versus the three month
USD-LIBOR-BBA maturing
March 9, 2021.	Mar-11/3.7375	5,703,300	122,735	3,400,200	73,172

Option on an interest rate swap
with JPMorgan Chase Bank,
N.A. for the right to receive a
fixed rate of 3.665% versus the
three month USD-LIBOR-BBA
maturing March 8, 2021.	Mar-11/3.665	5,703,300	109,104	3,400,200	65,046

Option on an interest rate swap
with Barclays Bank PLC for the
right to receive a fixed rate of
4.065 versus the three month
USD-LIBOR-BBA maturing
October 20, 2020.	Oct-10/4.065	1,915,200	62,953	—	—

Option on an interest rate swap
with Barclays Bank PLC for the
right to pay a fixed rate of
4.065 versus the three month
USD-LIBOR-BBA maturing
October 20, 2020.	Oct-10/4.065	1,915,200	34,646	—	—

Option on an interest rate swap
with Barclays Bank PLC for the
right to receive a fixed rate of
3.95% versus the three month
USD-LIBOR-BBA maturing
September 21, 2020.	Sep-10/3.95	3,134,200	82,273	1,292,900	33,939

PURCHASED OPTIONS OUTSTANDING* cont.		500 Fund 0.5%		700 Fund 0.5%
		Contract		Contract
		amount/		amount/
	Expiration date/	number of		number of
	strike price	contracts	Value	contracts	Value

Option on an interest rate swap
with Barclays Bank PLC for the
right to pay a fixed rate of
3.95% versus the three month
USD-LIBOR-BBA maturing
September 21, 2020.	Sep-10/3.95	3,134,200	$55,914	1,292,900	$23,065

Option on an interest rate swap
with JPMorgan Chase Bank, N.A.
for the right to receive a fixed rate
of 3.995% versus the three month
USD-LIBOR-BBA maturing
September 20, 2020.	Sep-10/3.995	1,997,800	56,897	—	—

Option on an interest rate swap
with JPMorgan Chase Bank, N.A.
for the right to receive a fixed rate
of 3.965% versus the three month
USD-LIBOR-BBA maturing
September 20, 2020.	Sep-10/3.965	1,331,800	35,852	—	—

Option on an interest rate swap
with JPMorgan Chase Bank, N.A.
for the right to pay a fixed rate
of 3.995% versus the three month
USD-LIBOR-BBA maturing
September 20, 2020.	Sep-10/3.995	1,997,800	32,484	—	—

Option on an interest rate swap
with JPMorgan Chase Bank, N.A.
for the right to pay a fixed rate
of 3.965% versus the three month
USD-LIBOR-BBA maturing
September 20, 2020.	Sep-10/3.965	1,331,800	22,960	—	—

Option on an interest rate swap
with JPMorgan Chase Bank, N.A.
for the right to receive a fixed rate
of 3.885% versus the three month
USD-LIBOR-BBA maturing
May 26, 2020.	May-10/3.885	3,296,200	63,946	4,173,200	80,960

Option on an interest rate swap
with JPMorgan Chase Bank, N.A.
for the right to pay a fixed rate
of 3.885% versus the three month
USD-LIBOR-BBA maturing
May 26, 2020.	May-10/3.885	3,296,200	8,735	4,173,200	11,059

Option on an interest rate swap
with JPMorgan Chase Bank, N.A.
for the right to receive a fixed rate
of 3.885% versus the three month
USD-LIBOR-BBA maturing
May 19, 2020.	May-10/3.885	3,296,200	63,056	4,173,200	79,833

PURCHASED OPTIONS OUTSTANDING* cont.		500 Fund 0.5%		700 Fund 0.5%
		Contract		Contract
		amount/		amount/
	Expiration date/	number of		number of
	strike price	contracts	Value	contracts	Value

Option on an interest rate swap
with JPMorgan Chase Bank, N.A.
for the right to pay a fixed rate
of 3.885% versus the three month
USD-LIBOR-BBA maturing
May 19, 2020.	May-10/3.885	3,296,200	$5,010	4,173,200	$6,343

Option on an interest rate swap
with JPMorgan Chase Bank, N.A.
for the right to receive a fixed rate
of 3.885% versus the three month
USD-LIBOR-BBA maturing
May 12, 2020.	May-10/3.885	13,184,500	249,451	16,692,900	315,830

Option on an interest rate swap
with JPMorgan Chase Bank, N.A.
for the right to pay a fixed rate
of 3.885% versus the three month
USD-LIBOR-BBA maturing
May 12, 2020.	May-10/3.885	13,184,500	5,933	16,692,900	7,512

Total purchased options outstanding
(cost $2,399,150 and $2,390,907)			$2,255,960		$2,101,892

CONVERTIBLE BONDS AND NOTES*		500 Fund 0.2%		700 Fund 0.2%
	Principal amount		Value	Principal amount	Value

Advanced Micro Devices, Inc. cv. sr.
unsec. notes 6s, 2015		$220,000	$212,025	$230,000	$221,663

Penn Virginia Corp. cv. sr. unsec.
sub. notes 4 1/2s, 2012		550,000	521,813	650,000	616,688

Total convertible bonds and notes
(cost $725,134 and $829,672)			$733,838		$838,351

SENIOR LOANS* [c]		500 Fund 0.1%		700 Fund 0.2%
	Principal amount		Value	Principal amount	Value

Revlon Consumer Products bank term
loan FRN 6s, 2015		$550,000	$546,759	$650,000	$646,170

Total senior loans
(cost $540,571 and $638,797)			$546,759		$646,170

SHORT-TERM INVESTMENTS*		500 Fund 49.7%		700 Fund 36.1%
	Principal amount/			Principal amount/
		shares	Value	shares	Value

Putnam Money Market Liquidity Fund [e]		86,342,196	$86,342,196	60,496,248	$60,496,248

SSgA Prime Money Market Fund [i]		$—	—	$108,000	108,000

U.S. Treasury Bills for effective
yields ranging from 0.26% to 0.29%,
December 16, 2010 #		1,852,000	1,848,848	671,000	669,858

U.S. Treasury Bills for effective
yields ranging from 0.25% to 0.33%,
November 18, 2010 #		25,000	24,945	350,999	350,222

SHORT-TERM INVESTMENTS* cont.	500 Fund 49.7%		700 Fund 36.1%
	Principal amount/		Principal amount/
	shares	Value	shares	Value

U.S. Treasury Bills for an effective
yield of 0.20%, August 26, 2010 #	$391,000	$390,765	$308,000	$307,815

U.S. Treasury Bills for effective
yields ranging from 0.23% to 0.34%,
July 15, 2010 #	507,000	506,636	785,001	784,436

Fannie Mae Discount Notes for an
effective yield of 0.27%,
November 1, 2010 ##	25,000,000	24,965,500	20,000,000	19,972,400

Federal Farm Credit Bank for an
effective yield of 0.2746%,
February 28, 2011	1,400,000	1,399,902	1,000,000	999,930

Federal Home Loan Bank for an effective
yield of 0.60%, April 18, 2011	20,000,000	20,000,000	—	—

Federal Home Loan Bank for an effective
yield of 0.50%, March 14, 2011	15,000,000	15,000,000	15,000,000	15,000,000

Federal Home Loan Bank for an effective
yield of 0.50%, March 7, 2011	5,000,000	5,000,000	4,666,667	4,666,667

Federal Home Loan Bank for an effective
yield of 0.50%, October 29, 2010	10,000,000	10,000,000	7,000,000	7,000,000

Federal Home Loan Bank for an effective
yield of 0.46%, June 11, 2010	1,200,000	1,203,428	700,000	702,000

Federal Home Loan Mortgage Corp. for an
effective yield of 0.24%, September 8, 2010	9,600,000	9,592,512	8,600,000	8,593,292

Federal Home Loan Mortgage Corp. for an
effective yield of 0.45%, May 17, 2010 ##	4,000,000	3,999,200	3,600,000	3,599,280

Federal Home Loan Mortgage Corp. for an
effective yield of 0.48%, May 10, 2010 ##	2,800,000	2,799,664	3,700,000	3,699,556

Freddie Mac for an effective yield
of 0.51%, August 23, 2010	1,450,000	1,471,031	1,000,000	1,014,504

Freddie Mac Discount Notes for an
effective yield of 0.34%,
November 16, 2010 ##	20,000,000	19,962,420	10,000,000	9,981,210

Freddie Mac Discount Notes for an
effective yield of 0.25%,
September 28, 2010	15,000,000	14,984,370	7,000,000	6,992,706

Freddie Mac Discount Notes for an
effective yield of 0.26%,
October 5, 2010	15,000,000	14,985,150	7,000,000	6,993,070

Total short-term investments
(cost $234,473,765 and $151,929,854)		$234,476,567		$151,931,194

TOTAL INVESTMENTS

Total investments
(cost $514,834,162 and $477,647,760)		$522,923,166		$486,749,468

Key to holding’s currency abbreviations
AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	British Pound
JPY	Japanese Yen

Key to holding’s abbreviations
EMTN	Euro Medium Term Notes
FDIC Guaranteed	Federal Deposit Insurance Corp. Guaranteed
FRB	Floating Rate Bonds
FRN	Floating Rate Notes
GMTN	Global Medium Term Notes
IFB	Inverse Floating Rate Bonds
IO	Interest Only
TBA	To Be Announced Commitments

Notes to the funds’ portfolios

The Notes to the funds’ portfolios are for the reporting period ended April 30, 2010.

* Percentages indicated are based on net assets as follows:

500 Fund	$471,364,312
700 Fund	421,015,899

† Non-income-producing security.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer.

# These securities, in part or in entirety, were pledged and segregated with the broker to cover margin requirements for futures contracts, for one or both of the funds, at the close of the reporting period.

## These securities, in part or in entirety, were pledged and segregated with the custodian for collateral on certain derivatives contracts, for one or both of the funds, at the close of the reporting period.

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 8).

e See Note 7 to the financial statements regarding investments in Putnam Money Market Liquidity Fund.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (ASC 820) based on the securities valuation inputs.

i Security purchased with cash or securities received, that was pledged to one or both of the funds for collateral on certain derivative contracts (Note 1).

R Real Estate Investment Trust.

At the close of the reporting period, liquid assets have been segregated to cover certain derivatives contracts as follows:

500 Fund	$100,384,789
700 Fund	114,244,967

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA’s.

The rates shown on FRB and FRN are the current interest rates at the close of the reporting period.

The dates shown on debt obligations are the original maturity dates.

IFB are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The interest rates shown are the current interest rates at the close of the reporting period.

500 Fund

FUTURES CONTRACTS OUTSTANDING at 4/30/10 (Unaudited)
				Unrealized
Number of			Expiration	appreciation/
	contracts	Value	date	(depreciation)

Euro-Bund 10 yr (Short)	24	$3,987,010	Jun-10	$(2,792)

Euro-Schatz 2 yr (Short)	46	6,683,258	Jun-10	(18,206)

Japanese Government Bond
10 yr (Long)	1	1,487,540	Jun-10	5,107

Japanese Government Bond
10 yr Mini (Short)	10	1,487,114	Jun-10	(3,024)

S&P 500 Index E-Mini (Long)	35	2,071,125	Jun-10	74,305

S&P Mid Cap 400 Index E-Mini (Long)	76	6,244,160	Jun-10	351,348

U.K. Gilt 10 yr (Short)	1	177,110	Jun-10	(64)

U.S. Treasury Bond 20 yr (Long)	61	7,262,813	Jun-10	246,247

U.S. Treasury Bond 30 yr (Long)	66	8,186,063	Jun-10	130,944

U.S. Treasury Note 2 yr (Short)	2	435,156	Jun-10	(1,599)

U.S. Treasury Note 5 yr (Short)	118	13,671,406	Jun-10	(79,707)

U.S. Treasury Note 10 yr (Short)	211	24,878,219	Jun-10	(318,456)

Total				$384,103

WRITTEN OPTIONS OUTSTANDING at 4/30/10 (premiums received $10,140,099) (Unaudited)
	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with Citibank, N.A.
for the obligation to pay a fixed rate of 4.49%
versus the three month USD-LIBOR-BBA maturing
August 17, 2021.	$6,474,000	Aug-11/4.49	$341,892

Option on an interest rate swap with Bank of America,
N.A. for the obligation to receive a fixed rate of 4.475%
versus the three month USD-LIBOR-BBA maturing
August 19, 2021.	3,847,000	Aug-11/4.475	135,337

Option on an interest rate swap with Bank of America,
N.A. for the obligation to pay a fixed rate of 4.475%
versus the three month USD-LIBOR-BBA maturing
August 19, 2021.	3,847,000	Aug-11/4.475	200,275

Option on an interest rate swap with Bank of America,
N.A. for the obligation to receive a fixed rate of 4.55%
versus the three month USD-LIBOR-BBA maturing
August 17, 2021.	3,237,000	Aug-11/4.55	105,364

Option on an interest rate swap with Bank of America,
N.A. for the obligation to pay a fixed rate of 4.55%
versus the three month USD-LIBOR-BBA maturing
August 17, 2021.	3,237,000	Aug-11/4.55	180,398

WRITTEN OPTIONS OUTSTANDING at 4/30/10 (premiums received $10,140,099) (Unaudited) cont.
	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with Citibank, N.A.
for the obligation to receive a fixed rate of 4.49%
versus the three month USD-LIBOR-BBA maturing
August 17, 2021.	$6,474,000	Aug-11/4.49	$223,482

Option on an interest rate swap with Bank of America,
N.A. for the obligation to receive a fixed rate of 4.70%
versus the three month USD-LIBOR-BBA maturing
August 8, 2021.	1,929,000	Aug-11/4.70	52,681

Option on an interest rate swap with Bank of America,
N.A. for the obligation to pay a fixed rate of 4.70%
versus the three month USD-LIBOR-BBA maturing
August 8, 2021.	1,929,000	Aug-11/4.70	122,646

Option on an interest rate swap with Citibank, N.A.
for the obligation to receive a fixed rate of 4.5475%
versus the three month USD-LIBOR-BBA maturing
July 26, 2021.	4,267,500	Jul-11/4.5475	130,500

Option on an interest rate swap with Citibank, N.A. for
the obligation to pay a fixed rate of 4.5475% versus the
three month USD-LIBOR-BBA maturing July 26, 2021.	4,267,500	Jul-11/4.5475	239,151

Option on an interest rate swap with Citibank, N.A. for
the obligation to receive a fixed rate of 4.52% versus the
three month USD-LIBOR-BBA maturing July 26, 2021.	8,535,000	Jul-11/4.52	268,340

Option on an interest rate swap with Citibank, N.A. for
the obligation to pay a fixed rate of 4.52% versus the
three month USD-LIBOR-BBA maturing July 26, 2021.	8,535,000	Jul-11/4.52	466,523

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.80% versus the three month USD-LIBOR-BBA
maturing January 17, 2022.	19,957,200	Jan-12/4.80	711,275

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 4.80%
versus the three month USD-LIBOR-BBA maturing
January 17, 2022.	19,957,200	Jan-12/4.80	1,308,194

Option on an interest rate swap with Barclays Bank
PLC for the obligation to pay a fixed rate of 4.02%
versus the three month USD-LIBOR-BBA maturing
September 28, 2020.	3,543,000	Sep-10/4.02	106,325

Option on an interest rate swap with Bank of America,
N.A. for the obligation to receive a fixed rate of 4.72%
versus the three month USD-LIBOR-BBA maturing
January 19, 2022.	11,974,320	Jan-12/4.72	458,976

Option on an interest rate swap with Barclays Bank
PLC for the obligation to receive a fixed rate of 5.36%
versus the three month USD-LIBOR-BBA maturing
February 13, 2025.	1,726,280	Feb-15/5.36	98,881

Option on an interest rate swap with Barclays Bank PLC
for the obligation to pay a fixed rate of 5.36% versus the
three month USD-LIBOR-BBA maturing February 13, 2025.	1,726,280	Feb-15/5.36	136,307

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 5.27% versus the three month USD-LIBOR-BBA
maturing February 12, 2025.	3,955,380	Feb-15/5.27	237,679

WRITTEN OPTIONS OUTSTANDING at 4/30/10 (premiums received $10,140,099) (Unaudited) cont.
	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 5.27%
versus the three month USD-LIBOR-BBA maturing
February 12, 2025.	$3,955,380	Feb-15/5.27	$298,908

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.8675% versus the three month USD-LIBOR-BBA
maturing April 12, 2022.	2,391,100	Apr-12/4.8675	93,181

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of
4.8675% versus the three month USD-LIBOR-BBA
maturing April 12, 2022.	2,391,100	Apr-12/4.8675	161,543

Option on an interest rate swap with Bank of America,
N.A. for the obligation to pay a fixed rate of 4.72%
versus the three month USD-LIBOR-BBA maturing
January 19, 2022.	11,974,320	Jan-12/4.72	738,696

Option on an interest rate swap with Barclays Bank
PLC for the obligation to receive a fixed rate of 4.7375%
versus the three month USD-LIBOR-BBA maturing
March 9, 2021.	5,703,300	Mar-11/4.7375	84,238

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.665% versus the three month USD-LIBOR-BBA
maturing March 8, 2021.	5,703,300	Mar-11/4.665	91,880

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.02% versus the three month USD-LIBOR-BBA
maturing October 14, 2020.	14,998,900	Oct-10/4.02	281,529

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 4.02%
versus the three month USD-LIBOR-BBA maturing
October 14, 2020.	14,998,900	Oct-10/4.02	456,567

Option on an interest rate swap with Barclays Bank
PLC for the obligation to receive a fixed rate of 4.02%
versus the three month USD-LIBOR-BBA maturing
September 28, 2020.	3,543,000	Sep-10/4.02	58,390

Total			$7,789,158

TBA SALE COMMITMENTS OUTSTANDING at 4/30/10 (proceeds receivable $20,347,813) (Unaudited)
	Principal	Settlement
Agency	amount	date	Value

FNMA, 6s, May 1, 2040	$19,000,000	5-13-10	$20,285,468

Total			$20,285,468

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 4/30/10 (Unaudited)

	Upfront		Payments	Payments	Unrealized
Swap counterparty /	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

Bank of America, N.A.
$12,478,500	$(6,698)	3/25/30	4.3%	3 month USD-
				LIBOR-BBA	$(243,272)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 4/30/10 (Unaudited) cont.

			Upfront		Payments	Payments	Unrealized
Swap counterparty /			premium	Termination	made by	received by	appreciation/
Notional amount			received (paid)	date	fund per annum	fund per annum	(depreciation)

Barclays Bank PLC
AUD	930,000	E	$—	2/4/20	6 month AUD-
					BBR-BBSW	6.8%	$10,473

	$3,536,100	E	—	3/9/21	4.2375%	3 month USD-
						LIBOR-BBA	(47,843)

	39,434,400		(2,485)	4/16/12	1.18%	3 month USD-
						LIBOR-BBA	(34,628)

	156,516,000		(38,012)	4/27/11	0.60%	3 month USD-
						LIBOR-BBA	18,171

Citibank, N.A.
	1,120,000		—	11/6/14	2.775%	3 month USD-
						LIBOR-BBA	(31,912)

GBP	2,220,000		—	4/8/15	6 month GBP-
					LIBOR-BBA	2.8875%	(7,055)

EUR	4,585,000		—	4/27/12	1.464%	6 month EUR-
						EURIBOR-
						REUTERS	(6,809)

Credit Suisse International
EUR	9,170,000		—	2/16/12	6 month EUR-
					EURIBOR-
					REUTERS	1.543%	52,682

	$1,484,600		(8,392)	2/22/40	4.58%	3 month USD-
						LIBOR-BBA	(94,979)

CHF	3,330,000		—	4/9/15	1.655%	6 month CHF-
						LIBOR-BBA	(20,603)

	$375,000		—	11/19/14	2.505%	3 month USD-
						LIBOR-BBA	(5,287)

	1,120,000		—	11/6/14	2.7626%	3 month USD-
						LIBOR-BBA	(31,251)

	750,000		—	11/10/14	2.6875%	3 month USD-
						LIBOR-BBA	(17,880)

Deutsche Bank AG
EUR	4,585,000		—	2/26/12	6 month EUR-
					EURIBOR-
					REUTERS	1.486%	18,160

EUR	4,585,000		—	3/1/12	6 month EUR-
					EURIBOR-
					REUTERS	1.438%	11,860

EUR	4,585,000		—	4/22/12	1.445%	6 month EUR-
						EURIBOR-
						REUTERS	(5,327)

EUR	4,585,000		—	4/23/12	1.436%	6 month EUR-
						EURIBOR-
						REUTERS	(4,192)

	$7,468,700		19,241	4/26/25	3 month USD-
					LIBOR-BBA	4.15%	108,959

	44,192,500		147,506	4/30/20	3 month USD-
					LIBOR-BBA	3.71%	377,027

	6,629,700		—	5/5/12	1.194%	3 month USD-
						LIBOR-BBA	—

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 4/30/10 (Unaudited) cont.

			Upfront		Payments	Payments	Unrealized
Swap counterparty /			premium	Termination	made by	received by	appreciation/
Notional amount			received (paid)	date	fund per annum	fund per annum	(depreciation)

Goldman Sachs International
AUD	445,000	E	$—	2/23/20	6 month AUD-
					BBR-BBSW	6.6925%	$3,608

AUD	1,450,000	E	—	2/23/20	6 month AUD-
					BBR-BBSW	6.7%	12,079

	$51,014,000		—	3/30/12	1.225%	3 month USD-
						LIBOR-BBA	(132,034)

GBP	1,090,000		—	3/31/20	6 month GBP-
					LIBOR-BBA	3.8%	361

GBP	1,960,000		—	3/31/15	2.85%	6 month GBP-
						LIBOR-BBA	9,410

GBP	1,090,000		—	4/1/20	6 month GBP-
					LIBOR-BBA	3.8%	197

GBP	1,980,000		—	4/1/15	2.8515%	6 month GBP-
						LIBOR-BBA	9,542

	$49,969,300		32,683	4/8/12	1.33%	3 month USD-
						LIBOR-BBA	(175,256)

	53,252,300		135,923	4/8/15	2.94%	3 month USD-
						LIBOR-BBA	(866,282)

EUR	5,510,000		—	4/15/12	6 month EUR-
					EURIBOR-
					REUTERS	1.516%	17,904

GBP	17,270,000		—	1/29/12	1.739%	6 month GBP-
						LIBOR-BBA	(134,209)

AUD	850,000	E	—	2/5/20	6 month AUD-
					BBR-BBSW	6.71%	7,317

	$58,000,000		—	9/18/11	1.3225%	3 month USD-
						LIBOR-BBA	(458,826)

JPMorgan Chase Bank, N.A.
AUD	1,120,000		—	3/1/15	5.6%	6 month AUD-
						BBR-BBSW	9,287

AUD	840,000		—	3/2/15	5.6515%	6 month AUD-
						BBR-BBSW	5,503

CAD	3,970,000		—	3/1/12	1.43%	3 month CAD-
						BA-CDOR	33,537

CAD	920,000		—	3/1/20	3 month CAD-
					BA-CDOR	3.6425%	(9,904)

	$3,536,100	E	—	3/8/21	4.165%	3 month USD-
						LIBOR-BBA	(26,945)

EUR	4,410,000		—	4/7/15	2.404%	6 month EUR-
						EURIBOR-
						REUTERS	(38,442)

EUR	2,450,000		—	4/7/20	6 month EUR-
					EURIBOR-
					REUTERS	3.286%	39,231

JPY	288,610,000		—	4/12/15	6 month JPY-
					LIBOR-BBA	0.7525%	10,742

	$55,039,900		5,971	4/12/12	1.19%	3 month USD-
						LIBOR-BBA	(61,887)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 4/30/10 (Unaudited) cont.

			Upfront		Payments	Payments	Unrealized
Swap counterparty /			premium	Termination	made by	received by	appreciation/
Notional amount			received (paid)	date	fund per annum	fund per annum	(depreciation)

JPMorgan Chase Bank, N.A. cont.
GBP	2,220,000		$—	4/9/15	2.94%	6 month GBP-
						LIBOR-BBA	$(1,037)

	$93,789,300		(73,360)	4/22/12	1.13%	3 month USD-
						LIBOR-BBA	(25,124)

AUD	380,000		—	6/26/19	6 month AUD-
					BBR-BBSW	6.05%	709

	$52,810,700		316,541	4/29/15	2.76%	3 month USD-
						LIBOR-BBA	(107,272)

	2,500,000		—	4/29/15	2.636%	3 month USD-
						LIBOR-BBA	(5,321)

JPY	24,900,000	E	—	7/28/29	6 month JPY-
					LIBOR-BBA	2.67%	(6,014)

JPY	33,500,000	E	—	7/28/39	2.40%	6 month JPY-
						LIBOR-BBA	5,216

GBP	1,690,000		—	12/10/19	3.8325%	6 month GBP-
						LIBOR-BBA	(37,797)

AUD	385,000		—	12/17/19	6 month AUD-
					BBR-BBSW	6.15%	3,439

AUD	1,155,000		—	12/18/19	6 month AUD-
					BBR-BBSW	6.15%	10,257

	$57,951,500		—	12/24/11	1.25059%	3 month USD-
						LIBOR-BBA	(489,937)

	2,525,700		—	1/15/13	1.861%	3 month USD-
						LIBOR-BBA	(33,074)

Total							$(2,384,728)

E See Note 1 to the financial statements regarding extended effective dates.

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 4/30/10 (Unaudited)

	Upfront		Fixed payments	Total return	Unrealized
Swap counterparty /	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC
$1,350,000	$—	2/23/12	1.525%	USA Non Revised	$(2,673)
				Consumer Price
				Index- Urban (CPI-U)

195,338	—	1/12/40	(4.00%)1 month	Synthetic TRS	(972)
			USD-LIBOR	Index 4.00% 30
				year Fannie Mae
				pools

387,868	—	1/12/40	4.50% (1 month	Synthetic TRS	731
			USD-LIBOR)	Index 4.50% 30
				year Fannie Mae
				pools

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 4/30/10 (Unaudited) cont.

		Upfront		Fixed payments	Total return	Unrealized
Swap counterparty /		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC cont.
$189,930		$—	1/12/40	(5.00%)1 month	Synthetic TRS	$143
				USD-LIBOR	Index 5.00% 30
					year Fannie Mae
					pools

Citibank, N.A.
1,015,000		—	11/6/14	2.07%	USA Non Revised	(8,323)
					Consumer Price
					Index- Urban (CPI-U)

baskets 77,842	F	—	3/7/11	(3 month	A basket	(760,383)
				USD-LIBOR-BBA	(CGPUTSB1)
				minus 0.65%)	of common stocks

Credit Suisse International
Units 588		—	7/15/10	(3 month	The Middle East	9,949
				USD-LIBOR-BBA	Custom Basket
				plus 1.00%)	Index currently
					sponsored by
					Credit Suisse
					ticker CSGCCPU2

$340,000	F	—	11/17/14	2.025%	USA Non Revised	(3,411)
					Consumer Price
					Index- Urban (CPI-U)

340,000	F	—	11/19/14	2.01%	USA Non Revised	(3,658)
					Consumer Price
					Index- Urban (CPI-U)

Units 450		—	7/15/10	(3 month	The Middle East	7,027
				USD-LIBOR-BBA	Custom Basket
				plus 1.00%)	Index currently
					sponsored by
					Credit Suisse
					ticker CSGCCPU3

$1,015,000	F	—	11/6/14	2.0667%	USA Non Revised	(8,266)
					Consumer Price
					Index- Urban (CPI-U)

680,000	F	—	11/10/14	2.0775%	USA Non Revised	(5,125)
					Consumer Price
					Index- Urban (CPI-U)

Units 1,000		—	7/15/10	(3 month	The Middle East	19,444
				USD-LIBOR-BBA	Custom Basket
				plus 1.00% )	Index currently
					sponsored by
					Credit Suisse
					ticker CSGCPUT

Deutsche Bank AG
$195,338		—	1/12/40	4.00% (1 month	Synthetic TRS	969
				USD-LIBOR)	Index 4.00% 30
					year Fannie Mae
					pools

387,868		—	1/12/40	(4.50%)1 month	Synthetic TRS	(824)
				USD-LIBOR	Index 4.50% 30
					year Fannie Mae
					pools

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 4/30/10 (Unaudited) cont.

			Upfront		Fixed payments	Total return	Unrealized
Swap counterparty /			premium	Termination	received (paid) by	received by	appreciation/
Notional amount			received (paid)	date	fund per annum	or paid by fund	(depreciation)

Deutsche Bank AG cont.
	$189,930		$—	1/12/40	5.00% (1 month	Synthetic TRS	$(158)
					USD-LIBOR)	Index 5.00% 30
						year Fannie Mae
						pools

Goldman Sachs International
baskets	4,308		—	11/24/10	(3 month	A basket	590,840
					USD-LIBOR-BBA)	(GSPMTGCC)
						of common stocks

JPMorgan Chase Bank, N.A.
EUR	675,000	F	—	4/6/12	1.8575%	Eurostat Eurozone	2,041
						HICP excluding
						tobacco

UBS, AG
shares	4,650	F	—	1/21/11	(3 month	S&P 500 Materials	(12,884)
					USD-LIBOR-BBA)	Total Return Index

shares	4,446		—	1/21/11	(3 month	S&P 500 Utilities	(6,509)
					USD-LIBOR-BBA)	Total Return Index

shares	135,484		—	3/4/11	3 month	iShares MSCI	283,124
					USD-LIBOR-BBA	Emerging Markets
					minus .05%	Index

Total							$101,082

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for Accounting Standard Codification ASC 820 Fair Value Measurements and Disclosures (“ASC 820”) based on securities valuation inputs.

CREDIT DEFAULT CONTRACTS OUTSTANDING at 4/30/10 (Unaudited)

		Upfront			Fixed payments
		premium		Termi-	received	Unrealized
Swap counterparty /		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Credit Suisse International
Bonos Y Oblig Del
Estado, 5 1/2%,
7/30/17	—	$(3,383)	$380,000	12/20/19 (100 bp)		$12,881

Republic of
Ireland, 3 7/8%,
7/15/10	Aa1	21,697	380,000	12/20/19 100 bp		(4,701)

Deutsche Bank AG
Macy’s Retail
Holdings,
7.45%,7/15/17	—	—	114,750	6/20/11	(825 bp)	(10,935)

JPMorgan Chase Bank, N.A.
Hellenic Republic,
5.9%, 10/22/22	A3	591,275	15,000,000	3/20/15	300 bp	(1,558,775)

Obrigacoes Do
Tesouro, 5.45%,
9/23/13	—	(949,269)	15,000,000	3/20/15	(100 bp)	173,914

Total						$(1,387,616)

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at April 30, 2010.

700 Fund

FUTURES CONTRACTS OUTSTANDING at 4/30/10 (Unaudited)

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

Euro-Bund 10 yr (Short)	28	$4,651,511	Jun-10	$(3,257)

Euro-Schatz 2 yr (Short)	56	8,136,140	Jun-10	(21,591)

S&P 500 Index E-Mini (Long)	44	2,603,700	Jun-10	93,412

S&P Mid Cap 400 Index E-Mini (Long)	100	8,216,000	Jun-10	462,300

U.K. Gilt 10 yr (Short)	1	177,110	Jun-10	(64)

U.S. Treasury Bond 20 yr (Long)	9	1,071,563	Jun-10	15,851

U.S. Treasury Bond 30 yr (Long)	60	7,441,875	Jun-10	120,272

U.S. Treasury Note 2 yr (Short)	31	6,744,922	Jun-10	(24,788)

U.S. Treasury Note 5 yr (Short)	168	19,464,375	Jun-10	(104,431)

U.S. Treasury Note 10 yr (Short)	204	24,052,875	Jun-10	(316,452)

Total				$221,252

WRITTEN OPTIONS OUTSTANDING at 4/30/10 (premiums received $11,274,574) (Unaudited)

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with Citibank, N.A.
for the obligation to pay a fixed rate of 4.49%
versus the three month USD-LIBOR-BBA maturing
August 17, 2021.	$6,924,000	Aug-11/4.49	$365,656

Option on an interest rate swap with Bank of America,
N.A. for the obligation to receive a fixed rate of 4.475%
versus the three month USD-LIBOR-BBA maturing
August 19, 2021.	4,943,000	Aug-11/4.475	173,895

Option on an interest rate swap with Bank of America,
N.A. for the obligation to pay a fixed rate of 4.475%
versus the three month USD-LIBOR-BBA maturing
August 19, 2021.	4,943,000	Aug-11/4.475	257,333

Option on an interest rate swap with Bank of America,
N.A. for the obligation to receive a fixed rate of 4.55%
versus the three month USD-LIBOR-BBA maturing
August 17, 2021.	3,462,000	Aug-11/4.55	112,688

Option on an interest rate swap with Bank of America,
N.A. for the obligation to pay a fixed rate of 4.55%
versus the three month USD-LIBOR-BBA maturing
August 17, 2021.	3,462,000	Aug-11/4.55	192,937

Option on an interest rate swap with Citibank, N.A.
for the obligation to receive a fixed rate of 4.49%
versus the three month USD-LIBOR-BBA maturing
August 17, 2021.	6,924,000	Aug-11/4.49	239,016

WRITTEN OPTIONS OUTSTANDING at 4/30/10 (premiums received $11,274,574) (Unaudited) cont.

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with Bank of America,
N.A. for the obligation to receive a fixed rate of 4.70%
versus the three month USD-LIBOR-BBA maturing
August 8, 2021.	$1,711,000	Aug-11/4.70	$46,727

Option on an interest rate swap with Bank of America,
N.A. for the obligation to pay a fixed rate of 4.70%
versus the three month USD-LIBOR-BBA maturing
August 8, 2021.	1,711,000	Aug-11/4.70	108,785

Option on an interest rate swap with Citibank, N.A.
for the obligation to receive a fixed rate of 4.5475%
versus the three month USD-LIBOR-BBA maturing
July 26, 2021.	3,407,000	Jul-11/4.5475	104,186

Option on an interest rate swap with Citibank, N.A. for
the obligation to pay a fixed rate of 4.5475% versus the
three month USD-LIBOR-BBA maturing July 26, 2021.	3,407,000	Jul-11/4.5475	190,928

Option on an interest rate swap with Citibank, N.A. for
the obligation to receive a fixed rate of 4.52% versus the
three month USD-LIBOR-BBA maturing July 26, 2021.	6,814,000	Jul-11/4.52	214,232

Option on an interest rate swap with Citibank, N.A. for
the obligation to pay a fixed rate of 4.52% versus the
three month USD-LIBOR-BBA maturing July 26, 2021.	6,814,000	Jul-11/4.52	372,453

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.80% versus the three month USD-LIBOR-BBA
maturing January 17, 2022.	24,852,200	Jan-12/4.80	885,732

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 4.80%
versus the three month USD-LIBOR-BBA maturing
January 17, 2022.	24,852,200	Jan-12/4.80	1,629,062

Option on an interest rate swap with Barclays Bank PLC
for the obligation to pay a fixed rate of 4.02% versus the
three month USD-LIBOR-BBA maturing September 28, 2020.	784,400	Sep-10/4.02	23,540

Option on an interest rate swap with Bank of America,
N.A. for the obligation to receive a fixed rate of 4.72%
versus the three month USD-LIBOR-BBA maturing
January 19, 2022.	14,911,320	Jan-12/4.72	571,551

Option on an interest rate swap with Barclays Bank
PLC for the obligation to receive a fixed rate of 5.36%
versus the three month USD-LIBOR-BBA maturing
February 13, 2025.	2,461,160	Feb-15/5.36	140,975

Option on an interest rate swap with Barclays Bank
PLC for the obligation to pay a fixed rate of 5.36%
versus the three month USD-LIBOR-BBA maturing
February 13, 2025.	2,461,160	Feb-15/5.36	194,333

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 5.27% versus the three month USD-LIBOR-BBA
maturing February 12, 2025.	5,007,860	Feb-15/5.27	300,922

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 5.27%
versus the three month USD-LIBOR-BBA maturing
February 12, 2025.	5,007,860	Feb-15/5.27	378,444

WRITTEN OPTIONS OUTSTANDING at 4/30/10 (premiums received $11,274,574) (Unaudited) cont.

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.8675% versus the three month USD-LIBOR-BBA
maturing April 12, 2022.	$4,527,700	Apr-12/4.8675	$176,444

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of
4.8675% versus the three month USD-LIBOR-BBA
maturing April 12, 2022.	4,527,700	Apr-12/4.8675	305,891

Option on an interest rate swap with Bank of America,
N.A. for the obligation to pay a fixed rate of 4.72%
versus the three month USD-LIBOR-BBA maturing
January 19, 2022.	14,911,320	Jan-12/4.72	919,879

Option on an interest rate swap with Barclays Bank
PLC for the obligation to receive a fixed rate of 4.7375%
versus the three month USD-LIBOR-BBA maturing
March 9, 2021.	3,400,200	Mar-11/4.7375	50,221

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.665% versus the three month USD-LIBOR-BBA
maturing March 8, 2021.	3,400,200	Mar-11/4.665	54,777

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.02% versus the three month USD-LIBOR-BBA
maturing October 14, 2020.	16,394,100	Oct-10/4.02	307,717

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 4.02%
versus the three month USD-LIBOR-BBA maturing
October 14, 2020.	16,394,100	Oct-10/4.02	499,036

Option on an interest rate swap with Barclays Bank
PLC for the obligation to receive a fixed rate of 4.02%
versus the three month USD-LIBOR-BBA maturing
September 28, 2020.	784,400	Sep-10/4.02	12,932

Total			$8,830,292

TBA SALE COMMITMENTS OUTSTANDING at 4/30/10 (proceeds receivable $24,631,563) (Unaudited)

	Principal	Settlement
Agency	amount	date	Value

FNMA, 6s, May 1, 2040	$23,000,000	5-13-10	$24,556,093

Total			$24,556,093

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 4/30/10 (Unaudited)

	Upfront		Payments	Payments	Unrealized
Swap counterparty /	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

Bank of America, N.A.
$12,887,600	$(6,917)	3/25/30	4.3%	3 month USD-
				LIBOR-BBA	$(251,248)

44,511,800	(32,088)	2/18/15	2.67%	3 month USD-
				LIBOR-BBA	(541,933)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 4/30/10 (Unaudited) cont.

			Upfront		Payments	Payments	Unrealized
Swap counterparty /			premium	Termination	made by	received by	appreciation/
Notional amount			received (paid)	date	fund per annum	fund per annum	(depreciation)

Barclays Bank PLC
AUD	1,140,000	E	$—	2/4/20	6 month AUD-
					BBR-BBSW	6.8%	$12,838

	$2,108,100	E	—	3/9/21	4.2375%	3 month USD-
						LIBOR-BBA	(28,523)

	45,776,700		(2,884)	4/16/12	1.18%	3 month USD-
						LIBOR-BBA	(40,197)

	123,720,100		(30,047)	4/27/11	0.60%	3 month USD-
						LIBOR-BBA	14,363

Citibank, N.A.
	1,220,000		—	11/6/14	2.775%	3 month USD-
						LIBOR-BBA	(34,761)

GBP	2,740,000		—	4/8/15	6 month GBP-
					LIBOR-BBA	2.8875%	(8,707)

EUR	5,645,000		—	4/27/12	1.464%	6 month EUR-
						EURIBOR-
						REUTERS	(8,383)

Credit Suisse International
EUR	11,290,000		—	2/16/12	6 month EUR-
					EURIBOR-
					REUTERS	1.543%	64,861

CHF	4,110,000		—	4/9/15	1.655%	6 month CHF-
						LIBOR-BBA	(25,428)

	$405,000		—	11/19/14	2.505%	3 month USD-
						LIBOR-BBA	(5,710)

	1,220,000		—	11/6/14	2.7626%	3 month USD-
						LIBOR-BBA	(34,041)

	810,000		—	11/10/14	2.6875%	3 month USD-
						LIBOR-BBA	(19,310)

Deutsche Bank AG
EUR	5,645,000		—	2/26/12	6 month EUR-
					EURIBOR-
					REUTERS	1.486%	22,359

EUR	5,645,000		—	3/1/12	6 month EUR-
					EURIBOR-
					REUTERS	1.438%	14,601

EUR	5,645,000		—	4/22/12	1.445%	6 month EUR-
						EURIBOR-
						REUTERS	(6,558)

EUR	5,645,000		—	4/23/12	1.436%	6 month EUR-
						EURIBOR-
						REUTERS	(5,161)

	$14,966,500		38,557	4/26/25	3 month USD-
					LIBOR-BBA	4.15%	218,343

	45,415,800		151,589	4/30/20	3 month USD-
					LIBOR-BBA	3.71%	387,464

	26,447,900		—	5/5/12	1.194%	3 month USD-
						LIBOR-BBA	—

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 4/30/10 (Unaudited) cont.

			Upfront		Payments	Payments	Unrealized
Swap counterparty /			premium	Termination	made by	received by	appreciation/
Notional amount			received (paid)	date	fund per annum	fund per annum	(depreciation)

Goldman Sachs International
AUD	547,500	E	$—	2/23/20	6 month AUD-
					BBR-BBSW	6.6925%	$4,440

AUD	1,790,000	E	—	2/23/20	6 month AUD-
					BBR-BBSW	6.7%	14,912

	$117,592,900		—	3/30/12	1.225%	3 month USD-
						LIBOR-BBA	(304,353)

GBP	1,330,000		—	3/31/20	6 month GBP-
					LIBOR-BBA	3.8%	441

GBP	2,410,000		—	3/31/15	2.85%	6 month GBP-
						LIBOR-BBA	11,570

GBP	1,340,000		—	4/1/20	6 month GBP-
					LIBOR-BBA	3.8%	242

GBP	2,430,000		—	4/1/15	2.8515%	6 month GBP-
						LIBOR-BBA	11,711

	$59,358,600		38,824	4/8/12	1.33%	3 month USD-
						LIBOR-BBA	(208,187)

	36,000,700		91,889	4/8/15	2.94%	3 month USD-
						LIBOR-BBA	(585,642)

EUR	6,890,000		—	4/15/12	6 month EUR-
					EURIBOR-
					REUTERS	1.516%	22,388

GBP	21,350,000		—	1/29/12	1.739%	6 month GBP-
						LIBOR-BBA	(165,915)

AUD	1,050,000	E	—	2/5/20	6 month AUD-
					BBR-BBSW	6.71%	9,038

	$60,000,000		—	9/18/11	1.3225%	3 month USD-
						LIBOR-BBA	(474,648)

JPMorgan Chase Bank, N.A.
AUD	1,230,000		—	3/1/15	5.6%	6 month AUD-
						BBR-BBSW	10,199

AUD	922,500		—	3/2/15	5.6515%	6 month AUD-
						BBR-BBSW	6,044

CAD	4,820,000		—	3/1/12	1.43%	3 month CAD-
						BA-CDOR	40,718

CAD	1,120,000		—	3/1/20	3 month CAD-
					BA-CDOR	3.6425%	(12,056)

	$2,108,100	E	—	3/8/21	4.165%	3 month USD-
						LIBOR-BBA	(16,064)

EUR	5,430,000		—	4/7/15	2.404%	6 month EUR-
						EURIBOR-
						REUTERS	(47,333)

EUR	3,020,000		—	4/7/20	6 month EUR-
					EURIBOR-
					REUTERS	3.286%	48,359

JPY	356,310,000		—	4/12/15	6 month JPY-
					LIBOR-BBA	0.7525%	13,261

	$50,416,500		5,469	4/12/12	1.19%	3 month USD-
						LIBOR-BBA	(56,689)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 4/30/10 (Unaudited) cont.

			Upfront		Payments	Payments	Unrealized
Swap counterparty /			premium	Termination	made by	received by	appreciation/
Notional amount			received (paid)	date	fund per annum	fund per annum	(depreciation)

JPMorgan Chase Bank, N.A. cont.
GBP	2,740,000		$—	4/9/15	2.94%	6 month GBP-
						LIBOR-BBA	$(1,280)

	$109,144,800		(85,371)	4/22/12	1.13%	3 month USD-
						LIBOR-BBA	(29,238)

AUD	320,000		—	6/26/19	6 month AUD-
					BBR-BBSW	6.05%	597

	$3,571,400		2,147	4/22/40	3 month USD-
					LIBOR-BBA	4.50%	135,818

	51,603,700		309,305	4/29/15	2.76%	3 month USD-
						LIBOR-BBA	(104,821)

	4,600,000		—	4/29/15	2.636%	3 month USD-
						LIBOR-BBA	(9,790)

JPY	22,600,000	E	—	7/28/29	6 month JPY-
					LIBOR-BBA	2.67%	(5,459)

JPY	30,400,000	E	—	7/28/39	2.40%	6 month JPY-
						LIBOR-BBA	4,733

GBP	1,980,000		—	12/10/19	3.8325%	6 month GBP-
						LIBOR-BBA	(44,283)

AUD	450,000		—	12/17/19	6 month AUD-
					BBR-BBSW	6.15%	4,020

AUD	1,350,000		—	12/18/19	6 month AUD-
					BBR-BBSW	6.15%	11,988

	$50,836,200		—	12/24/11	1.25059%	3 month USD-
						LIBOR-BBA	(429,783)

	2,228,800		—	1/15/13	1.861%	3 month USD-
						LIBOR-BBA	(29,186)

Total							$(2,449,379)

E See Note 1 to the financial statements regarding extended effective dates.

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 4/30/10 (Unaudited)

	Upfront		Fixed payments	Total return	Unrealized
Swap counterparty /	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC
$1,470,000	$—	2/23/12	1.525%	USA Non Revised	$(2,911)
				Consumer Price
				Index- Urban (CPI-U)

267,423	—	1/12/40	(4.00%)1 month	Synthetic TRS	(1,331)
		USD-LIBOR		Index 4.00%
				30 year Fannie Mae
				pools

530,904	—	1/12/40	4.50% (1 month	Synthetic TRS	1,000
			USD-LIBOR)	Index 4.50%
				30 year Fannie Mae
				pools

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 4/30/10 (Unaudited) cont.

			Upfront		Fixed payments	Total return	Unrealized
Swap counterparty /			premium	Termination	received (paid) by	received by	appreciation/
Notional amount			received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC cont.
	$260,019		$—	1/12/40	(5.00%)1 month	Synthetic TRS	$196
					USD-LIBOR	Index 5.00%
						30 year Fannie Mae
						pools

Citibank, N.A.
	1,100,000		—	11/6/14	2.07%	USA Non Revised	(9,020)
						Consumer Price
						Index- Urban (CPI-U)

baskets	100,704	F	—	3/7/11	(3 month USD-	A basket	(983,706)
					LIBOR-BBA	(CGPUTSB1)
					minus 0.65%)	of common stocks

Credit Suisse International
Units	596		—	7/15/10	(3 month USD-	The Middle East	10,084
					LIBOR-BBA	Custom Basket
					plus 1.00%)	Index currently
						sponsored by
						Credit Suisse
						ticker CSGCCPU2

	$365,000	F	—	11/17/14	2.025%	USA Non Revised	(3,662)
						Consumer Price
						Index- Urban (CPI-U)

	365,000	F	—	11/19/14	2.01%	USA Non Revised	(3,927)
						Consumer Price
						Index- Urban (CPI-U)

Units	387		—	7/15/10	(3 month USD-	The Middle East	6,043
					LIBOR-BBA	Custom Basket
					plus 1.00%)	Index currently
						sponsored by
						Credit Suisse
						ticker CSGCCPU3

	$1,100,000	F	—	11/6/14	2.0667%	USA Non Revised	(8,958)
						Consumer Price
						Index- Urban (CPI-U)

	730,000	F	—	11/10/14	2.0775%	USA Non Revised	(5,502)
						Consumer Price
						Index- Urban (CPI-U)

Units	626		—	7/15/10	(3 month USD-	The Middle East	12,172
					LIBOR-BBA	Custom Basket
					plus 1.00% )	Index currently
						sponsored by
						Credit Suisse
						ticker CSGCPUT

Deutsche Bank AG
	$267,423		—	1/12/40	4.00% (1 month	Synthetic TRS	1,327
					USD-LIBOR)	Index 4.00%
						30 year Fannie Mae
						pools

	530,904		—	1/12/40	(4.50%)1 month	Synthetic TRS	(1,128)
					USD-LIBOR	Index 4.50%
						30 year Fannie Mae
						pools

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 4/30/10 (Unaudited) cont.

			Upfront		Fixed payments	Total return	Unrealized
Swap counterparty /			premium	Termination	received (paid) by	received by	appreciation/
Notional amount			received (paid)	date	fund per annum	or paid by fund	(depreciation)

Deutsche Bank AG cont.
	$260,019		$—	1/12/40	5.00% (1 month	Synthetic TRS	$(216)
					USD-LIBOR)	Index 5.00%
						30 year Fannie Mae
						pools

Goldman Sachs International
baskets	3,363		—	11/24/10	(3 month USD-	A basket	461,233
					LIBOR-BBA)	(GSPMTGCC)
						of common stocks

JPMorgan Chase Bank, N.A.
EUR	735,000	F	—	4/6/12	1.8575%	Eurostat Eurozone	2,223
						HICP excluding
						tobacco

UBS, AG
shares	4,002	F	—	1/21/11	(3 month USD-	S&P 500 Materials	(11,089)
					LIBOR-BBA)	Total Return Index

shares	3,827		—	1/21/11	(3 month USD-	S&P 500 Utilities	(5,603)
					LIBOR-BBA)	Total Return Index

shares	130,053		—	3/4/11	3 month	iShares MSCI	271,775
					USD-LIBOR-BBA	Emerging Markets
					minus .05%	Index

Total							$(271,000)

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for Accounting Standard Codification ASC 820 Fair Value Measurements and Disclosures (“ASC 820”) based on securities valuation inputs.

CREDIT DEFAULT CONTRACTS OUTSTANDING at 4/30/10 (Unaudited)

		Upfront			Fixed payments
		premium		Termi-	received	Unrealized
Swap counterparty /		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Credit Suisse International
Bonos Y Oblig Del
Estado, 5 1/2%,
7/30/17	—	$(4,004)	$450,000	12/20/19	(100 bp)	$15,254

Republic of
Ireland, 3 7/8%,
7/15/10	Aa1	25,694	450,000	12/20/19	100 bp	(5,567)

Deutsche Bank AG
Macy’s Retail
Holdings,
7.45%,7/15/17	—	—	114,750	6/20/11	(825 bp)	(10,935)

JPMorgan Chase Bank, N.A.
Hellenic Republic,
5.9%, 10/22/22	A3	788,366	20,000,000	3/20/15	300 bp	(2,078,367)

Obrigacoes Do
Tesouro, 5.45%,
9/23/13	—	(1,265,692)	20,000,000	3/20/15	(100 bp)	231,886

Total						$(1,847,729)

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at April 30, 2010.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

500 Fund

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Basic materials	$3,071,624	$—	$—

Capital goods	4,234,961	—	—

Communication services	2,275,743	—	—

Conglomerates	358,834	—	—

Consumer cyclicals	10,172,622	—	—

Consumer staples	8,259,809	—	—

Energy	7,061,148	—	—

Financials	9,967,283	—	—

Health care	8,081,574	—	—

Technology	12,284,204	—	—

Transportation	697,864	—	—

Utilities and power	3,195,225	—	—

Total common stocks	69,660,891	—	—
Asset-backed securities	—	4,042,426	—

Commodity linked notes	—	10,590,082	—

Convertible bonds and notes	—	733,838	—

Corporate bonds and notes	—	43,483,480	—

Investment Companies	82,518	—	—

Mortgage-backed securities	—	133,304,120	109,316

Purchased options outstanding	344,350	1,911,610	—

Senior loans	—	546,759	—

U.S. Government Agency Obligations	—	3,351,741	—

U.S. Government and Agency Mortgage Obligations	—	20,285,468

Short-term investments	86,342,196	148,134,371	—

Totals by level	$156,429,955	$366,383,895	$109,316

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Futures contracts	$384,103	$—	$—

Written options	—	(7,789,158)	—

TBA sale commitments	—	(20,285,468)	—

Interest rate swap contracts	—	(2,913,646)	—

Total return swap contracts	—	101,082	—

Credit default contracts	—	(1,047,936)	—

Totals by level	$384,103	$(31,935,126)	$—

At the start and close of the reporting period, Level 3 investments in securities are not considered a significant portion of the fund’s portfolio.

700 Fund

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Basic materials	$3,025,265	$—	$—

Capital goods	4,171,010	—	—

Communication services	2,241,358	—	—

Conglomerates	353,383	—	—

Consumer cyclicals	10,018,773	—	—

Consumer staples	8,134,955	—	—

Energy	6,954,449	—	—

Financials	9,816,643	—	—

Health care	7,959,560	—	—

Technology	12,098,450	—	—

Transportation	687,327	—	—

Utilities and power	3,146,875	—	—

Total common stocks	68,608,048	—	—
Asset-backed securities	—	4,560,853	—

Commodity linked notes	—	8,758,548	—

Convertible bonds and notes	—	838,351	—

Corporate bonds and notes	—	61,385,822	—

Investment Companies	78,565	—	—

Mortgage-backed securities	—	160,689,284	158,857

Purchased options outstanding	295,850	1,806,042	—

Senior loans	—	646,170	—

U.S. Government Agency Obligations	—	2,435,791	—

U.S. Government and Agency Mortgage Obligations	—	24,556,093	—

Short-term investments	60,496,248	91,434,946	—

Totals by level	$129,478,711	$357,111,900	$158,857

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Futures contracts	$221,252	$—	$—

Written options	—	(8,830,292)	—

TBA sale commitments	—	(24,556,093)	—

Interest rate swap contracts	—	(2,929,852)	—

Total return swap contracts	—	(271,000)	—

Credit default contracts	—	(1,392,093)	—

Totals by level	$221,252	$(37,979,330)	$—

At the start and close of the reporting period, Level 3 investments in securities are not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 4/30/10 (Unaudited)

Putnam Absolute Return 500 Fund

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $428,491,966)	$436,580,970
Affiliated issuers (identified cost $86,342,196) (Note 7)	86,342,196

Cash	343,432

Dividends, interest and other receivables	2,531,740

Receivable for shares of the fund sold	7,038,076

Receivable for investments sold	31,675,593

Receivable for sales of delayed delivery securities (Note 1)	20,385,812

Unrealized appreciation on swap contracts (Note 1)	1,876,734

Premium paid on swap contracts (Note 1)	1,081,599

Total assets	587,856,152

LIABILITIES

Payable for variation margin (Note 1)	172,587

Payable for investments purchased	59,951,889

Payable for purchases of delayed delivery securities (Note 1)	20,353,156

Payable for shares of the fund repurchased	427,801

Payable for compensation of Manager (Note 2)	285,371

Payable for investor servicing fees (Note 2)	134,418

Payable for custodian fees (Note 2)	13,212

Payable for Trustee compensation and expenses (Note 2)	228

Payable for administrative services (Note 2)	1,339

Payable for distribution fees (Note 2)	142,773

Written options outstanding, at value (premiums received $10,140,099) (Notes 1 and 3)	7,789,158

Premium received on swap contracts (Note 1)	1,270,837

Unrealized depreciation on swap contracts (Note 1)	5,547,996

TBA sales commitments, at value (proceeds receivable $20,347,813) (Note 1)	20,285,468

Other accrued expenses	115,607

Total liabilities	116,491,840

Net assets	$471,364,312

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$456,706,873

Undistributed net investment income (Note 1)	4,137,789

Accumulated net realized gain on investments and foreign currency transactions (Note 1)	3,306,891

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	7,212,759

Total — Representing net assets applicable to capital shares outstanding	$471,364,312

(Continued on next page)

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($228,508,648 divided by 20,877,473 shares)	$10.95

Offering price per class A share (100/94.25 of $10.95)*	$11.62

Net asset value and offering price per class B share ($20,916,666 divided by 1,923,835 shares)**	$10.87

Net asset value and offering price per class C share ($99,869,127 divided by 9,192,471 shares)**	$10.86

Net asset value and redemption price per class M share ($4,856,571 divided by 446,202 shares)	$10.88

Offering price per class M share (100/96.50 of $10.88)*	$11.27

Net asset value, offering price and redemption price per class R share
($729,034 divided by 66,837 shares)	$10.91

Net asset value, offering price and redemption price per class Y share
($116,484,266 divided by 10,614,515 shares)	$10.97

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Statement of operations Six months ended 4/30/10 (Unaudited)

Putnam Absolute Return 500 Fund

INVESTMENT INCOME

Interest (including interest income of $59,008 from investments in affiliated issuers) (Note 7)	$6,858,046

Dividends	226,908

Total investment income	7,084,954

EXPENSES

Compensation of Manager (Note 2)	1,375,419

Investor servicing fees (Note 2)	641,102

Custodian fees (Note 2)	25,671

Trustee compensation and expenses (Note 2)	11,785

Administrative services (Note 2)	10,254

Distribution fees — Class A (Note 2)	210,511

Distribution fees — Class B (Note 2)	79,774

Distribution fees — Class C (Note 2)	339,106

Distribution fees — Class M (Note 2)	13,482

Distribution fees — Class R (Note 2)	1,306

Other	164,143

Fees waived and reimbursed by Manager (Note 2)	(75,399)

Total expenses	2,797,154

Expense reduction (Note 2)	(1,008)

Net expenses	2,796,146

Net investment income	4,288,808

Net realized gain on investments (Notes 1 and 3)	5,623,717

Net realized loss on swap contracts (Note 1)	(3,064,422)

Net realized gain on futures contracts (Note 1)	844,238

Net realized loss on foreign currency transactions (Note 1)	(3,734)

Net realized gain on written options (Notes 1 and 3)	153,241

Net unrealized depreciation of assets and liabilities in foreign currencies during the period	(3,303)

Net unrealized appreciation of investments, futures contracts, swap contracts,
written options, and TBA sale commitments during the period	2,783,207

Net gain on investments	6,332,944

Net increase in net assets resulting from operations	$10,621,752

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

Putnam Absolute Return 500 Fund

INCREASE IN NET ASSETS		For the
		period 12/23/08
		(commencement of
	Six months	operations)
	ended 4/30/10*	to 10/31/09

Operations:
Net investment income	$4,288,808	$1,908,274

Net realized gain on investments and foreign currency transactions	3,553,040	2,837,403

Net unrealized appreciation of investments and assets and
liabilities in foreign currencies	2,779,904	4,432,855

Net increase in net assets resulting from operations	10,621,752	9,178,532

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(1,493,271)	—

Class B	(99,701)	—

Class C	(450,323)	—

Class M	(27,344)	—

Class R	(4,668)	—

Class Y	(952,423)	—

Net realized short-term gain on investments
Class A	(540,984)	—

Class B	(54,902)	—

Class C	(211,344)	—

Class M	(11,407)	—

Class R	(1,706)	—

Class Y	(309,725)	—

From net realized long-term gain on investments
Class A	(471,559)	—

Class B	(47,856)	—

Class C	(184,223)	—

Class M	(9,944)	—

Class R	(1,487)	—

Class Y	(269,978)	—

Redemption fees (Note 1)	2,393	1,476

Increase from capital share transactions (Note 4)	225,504,441	221,198,563

Total increase in net assets	230,985,741	230,378,571

NET ASSETS

Beginning of period (Note 6)	240,378,571	10,000,000

End of period (including undistributed net investment income
of $4,137,789 and $2,876,711, respectively)	$471,364,312	$240,378,571

* Unaudited

The accompanying notes are an integral part of these financial statements.

70

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71

Financial highlights (For a common share outstanding throughout the period)

Putnam Absolute Return 500 Fund

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

			Net realized									Ratio	Ratio of net
	Net asset	Net	and			From net						of expenses	investment
	value,	investment	unrealized	Total from	From net	realized			Net asset	Total return	Net assets,	to average	income (loss)
	beginning	income	gain (loss) on	investment	investment	gain on	Total	Redemption	value, end	at net asset	end of period	net assets	to average	Portfolio
Period ended	of period	(loss) [a]	investments	operations	income	investments	distributions	fees [b]	of period	value (%) [c]	(in thousands)	(%) [d,e]	net assets (%) [d]	turnover (%)

Class A
April 30, 2010 **	$10.78	.14	.22	.36	(.11)	(.08)	(.19)	—	$10.95	3.38 *	$228,509	.74 *	1.29 *	104.93 *
October 31, 2009 †	10.00	.21	.57	.78	—	—	—	—	10.78	7.80 *	115,989	1.28 *	1.96 *	63.10 *

Class B
April 30, 2010 **	$10.71	.10	.22	.32	(.08)	(.08)	(.16)	—	$10.87	2.94 *	$20,917	1.11 *	.92 *	104.93 *
October 31, 2009 †	10.00	.16	.55	.71	—	—	—	—	10.71	7.10 *	12,283	1.92 *	1.48 *	63.10 *

Class C
April 30, 2010 **	$10.72	.10	.21	.31	(.09)	(.08)	(.17)	—	$10.86	2.87 *	$99,869	1.11 *	.92 *	104.93 *
October 31, 2009 †	10.00	.17	.55	.72	—	—	—	—	10.72	7.20 *	42,453	1.92 *	1.59 *	63.10 *

Class M
April 30, 2010 **	$10.73	.11	.22	.33	(.10)	(.08)	(.18)	—	$10.88	3.06 *	$4,857	.99 *	1.04 *	104.93 *
October 31, 2009 †	10.00	.20	.53	.73	—	—	—	—	10.73	7.30 *	2,164	1.71 *	1.83 *	63.10 *

Class R
April 30, 2010 **	$10.76	.13	.21	.34	(.11)	(.08)	(.19)	—	$10.91	3.19 *	$729	.87 *	1.16 *	104.93 *
October 31, 2009 †	10.00	.22	.54	.76	—	—	—	—	10.76	7.60 *	239	1.49 *	2.01 *	63.10 *

Class Y
April 30, 2010 **	$10.81	.15	.22	.37	(.13)	(.08)	(.21)	—	$10.97	3.40 *	$116,484	.62 *	1.42 *	104.93 *
October 31, 2009 †	10.00	.27	.54	.81	—	—	—	—	10.81	8.10 *	67,250	1.06 *	2.45 *	63.10 *

* Not annualized.

** Unaudited.

† For the period December 23, 2008 (commencement of operations) to October 31, 2009.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Amount represents less than $0.01 per share.

c Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

d Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of 0.02% and 0.33% based on average net assets for the periods ended April 30, 2010 and October 31, 2009, respectively (Note 2).

e Includes amounts paid through expense offset arrangements (Note 2).

The accompanying notes are an integral part of these financial statements.

72	73

Statement of assets and liabilities 4/30/10 (Unaudited)

Putnam Absolute Return 700 Fund

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $417,151,512)	$426,253,220
Affiliated issuers (identified cost $60,496,248) (Note 7)	60,496,248

Cash	63,841

Dividends, interest and other receivables	3,248,429

Receivable for shares of the fund sold	5,947,364

Receivable for investments sold	30,150,142

Receivable for sales of delayed delivery securities (Note 1)	24,677,563

Unrealized appreciation on swap contracts (Note 1)	2,098,501

Premium paid on swap contracts (Note 1)	1,427,003

Total assets	554,362,311

LIABILITIES

Payable for variation margin (Note 1)	296,776

Payable for investments purchased	65,442,478

Payable for purchases of delayed delivery securities (Note 1)	24,638,031

Payable for shares of the fund repurchased	711,347

Payable for compensation of Manager (Note 2)	291,641

Payable for investor servicing fees (Note 2)	118,699

Payable for custodian fees (Note 2)	13,276

Payable for Trustee compensation and expenses (Note 2)	235

Payable for administrative services (Note 2)	1,176

Payable for distribution fees (Note 2)	109,247

Written options outstanding, at value (premiums received
$11,274,574) (Notes 1 and 3)	8,830,292

Premium received on swap contracts (Note 1)	1,451,840

Unrealized depreciation on swap contracts (Note 1)	6,666,609

TBA sale commitments, at value (proceeds receivable $24,631,563) (Note 1)	24,556,093

Collateral on certain derivative contracts, at value (Note 1)	108,000

Other accrued expenses	110,672

Total liabilities	133,346,412

Net assets	$421,015,899

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$405,425,178

Undistributed net investment income (Note 1)	4,990,974

Accumulated net realized gain on investments and foreign
currency transactions (Note 1)	3,322,655

Net unrealized appreciation of investments and assets and
liabilities in foreign currencies	7,277,092

Total — Representing net assets applicable to capital shares outstanding	$421,015,899

(Continued on next page)

74

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($208,342,931 divided by 18,244,791 shares)	$11.42

Offering price per class A share (100/94.25 of $11.42)*	$12.12

Net asset value and offering price per class B share ($13,042,433 divided by 1,150,918 shares)**	$11.33

Net asset value and offering price per class C share ($72,780,208 divided by 6,424,557 shares)**	$11.33

Net asset value and redemption price per class M share ($3,064,581 divided by 270,267 shares)	$11.34

Offering price per class M share (100/96.50 of $11.34)*	$11.75

Net asset value, offering price and redemption price per class R share
($259,701 divided by 22,848 shares)	$11.37

Net asset value, offering price and redemption price per class Y share
($123,526,045 divided by 10,805,875 shares)	$11.43

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

75

Statement of operations Six months ended 4/30/10 (Unaudited)

Putnam Absolute Return 700 Fund

INVESTMENT INCOME

Interest (including interest income of $35,542 from investments in affiliated issuers) (Note 7)	$7,714,790

Dividends	213,548

Total investment income	7,928,338

EXPENSES

Compensation of Manager (Note 2)	1,425,393

Investor servicing fees (Note 2)	549,223

Custodian fees (Note 2)	26,088

Trustee compensation and expenses (Note 2)	9,963

Administrative services (Note 2)	8,864

Distribution fees — Class A (Note 2)	174,682

Distribution fees — Class B (Note 2)	45,899

Distribution fees — Class C (Note 2)	246,652

Distribution fees — Class M (Note 2)	9,171

Distribution fees — Class R (Note 2)	489

Other	159,344

Fees waived and reimbursed by Manager (Note 2)	(85,837)

Total expenses	2,569,931

Expense reduction (Note 2)	(1,037)

Net expenses	2,568,894

Net investment income	5,359,444

Net realized gain on investments (Notes 1 and 3)	5,386,503

Net realized loss on swap contracts (Note 1)	(2,931,196)

Net realized gain on futures contracts (Note 1)	870,251

Net realized loss on foreign currency transactions (Note 1)	(8,112)

Net realized gain on written options (Notes 1 and 3)	116,228

Net unrealized appreciation of assets and liabilities in
foreign currencies during the period	1,562

Net unrealized appreciation of investments, futures contracts, swap contracts,
written options, and TBA sale commitments during the period	2,300,944

Net gain on investments	5,736,180

Net increase in net assets resulting from operations	$11,095,624

The accompanying notes are an integral part of these financial statements.

76

Statement of changes in net assets

Putnam Absolute Return 700 Fund

INCREASE IN NET ASSETS		For the
		period 12/23/08
		(commencement of
	Six months	operations)
	ended 4/30/10*	to 10/31/09

Operations:
Net investment income	$5,359,444	$2,167,062

Net realized gain on investments and foreign currency transactions	3,433,674	1,714,040

Net unrealized appreciation of investments and assets and
liabilities in foreign currencies	2,302,506	4,974,586

Net increase in net assets resulting from operations	11,095,624	8,855,688

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(1,471,077)	—

Class B	(75,012)	—

Class C	(453,940)	—

Class M	(25,425)	—

Class R	(1,562)	—

Class Y	(1,218,841)	—

Net realized short-term gain on investments
Class A	(235,372)	—

Class B	(16,516)	—

Class C	(87,156)	—

Class M	(4,694)	—

Class R	(273)	—

Class Y	(180,569)	—

From net realized long-term gain on investments
Class A	(264,794)	—

Class B	(18,581)	—

Class C	(98,051)	—

Class M	(5,280)	—

Class R	(308)	—

Class Y	(203,140)	—

Redemption fees (Note 1)	2,311	445

Increase from capital share transactions (Note 4)	229,183,400	166,239,022

Total increase in net assets	235,920,744	175,095,155

NET ASSETS

Beginning of period (Note 6)	185,095,155	10,000,000

End of period (including undistributed net investment income
of $4,990,974 and $2,877,387, respectively)	$421,015,899	$185,095,155

* Unaudited

The accompanying notes are an integral part of these financial statements.

77

Financial highlights (For a common share outstanding throughout the period)

Putnam Absolute Return 700 Fund

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio of net
			Net realized									of expenses	investment
	Net asset value,		and unrealized	Total from	From net	From net			Net asset	Total return	Net assets,	to average	income (loss)
	beginning	Net investment	gain (loss) on	investment	investment	realized gain	Total	Redemption	value, end	at net asset	end of period	net assets	to average	Portfolio
Period ended	of period	income (loss) [a]	investments	operations	income	on investments	distributions	fees [b]	of period	value (%) [c]	(in thousands)	(%) [d,e]	net assets (%) [d]	turnover (%)

Class A
April 30, 2010 **	$11.16	.21	.25	.46	(.15)	(.05)	(.20)	—	$11.42	4.17 *	$208,343	.82 *	1.83 *	97.44 *
October 31, 2009 †	10.00	.33	.83	1.16	—	—	—	—	11.16	11.60 *	86,344	1.41 *	3.06 *	48.15 *

Class B
April 30, 2010 **	$11.08	.16	.25	.41	(.11)	(.05)	(.16)	—	$11.33	3.72 *	$13,042	1.20 *	1.45 *	97.44 *
October 31, 2009 †	10.00	.29	.79	1.08	—	—	—	—	11.08	10.80 *	6,613	2.05 *	2.71 *	48.15 *

Class C
April 30, 2010 **	$11.09	.16	.26	.42	(.13)	(.05)	(.18)	—	$11.33	3.78 *	$72,780	1.20 *	1.46 *	97.44 *
October 31, 2009 †	10.00	.32	.77	1.09	—	—	—	—	11.09	10.90 *	29,797	2.05 *	2.89 *	48.15 *

Class M
April 30, 2010 **	$11.10	.18	.24	.42	(.13)	(.05)	(.18)	—	$11.34	3.82 *	$3,065	1.07 *	1.58 *	97.44 *
October 31, 2009 †	10.00	.33	.77	1.10	—	—	—	—	11.10	11.00 *	1,473	1.84 *	3.04 *	48.15 *

Class R
April 30, 2010 **	$11.12	.19	.25	.44	(.14)	(.05)	(.19)	—	$11.37	3.97 *	$260	.95 *	1.70 *	97.44 *
October 31, 2009 †	10.00	.32	.80	1.12	—	—	—	—	11.12	11.20 *	109	1.62 *	2.99 *	48.15 *

Class Y
April 30, 2010 **	$11.17	.22	.25	.47	(.16)	(.05)	(.21)	—	$11.43	4.27 *	$123,526	.70 *	1.95 *	97.44 *
October 31, 2009 †	10.00	.40	.77	1.17	—	—	—	—	11.17	11.70 *	60,759	1.19 *	3.56 *	48.15 *

* Not annualized.

** Unaudited.

† For the period December 23, 2008 (commencement of operations) to October 31, 2009.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Amount represents less than $0.01 per share.

c Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

d Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of 0.03% and 0.46% based on average net assets for the period ended April 30, 2010 and October 31, 2009, respectively (Note 2).

e Includes amounts paid through expense offset arrangements (Note 2).

The accompanying notes are an integral part of these financial statements.

78	79

Notes to financial statements 4/30/10 (Unaudited)

Note 1: Significant accounting policies

Putnam Absolute Return 500 and 700 Funds (the funds) are each a diversified series of Putnam Funds Trust (the trust), a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The funds seek to earn a positive total return that exceeds, by a particular amount, the rate of inflation, as reflected by the return of the Bank of America Merrill Lynch U.S. Treasury Bill Index over a reasonable period of time regardless of market conditions or general market direction. The funds pursue their goals through portfolios that are structured to offer varying degrees of risk, expected volatility and expected returns. The funds will invest primarily in a broadly diversified portfolio reflecting uncorrelated fixed income strategies designed to exploit market inefficiencies across global markets and fixed income sectors. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Each fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs.

A 1.00% redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 7 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of each fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the funds enter into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the funds in the preparation of their financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the period from November 1, 2009 through April 30, 2010 (the reporting period). Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued, June 14, 2010, have been evaluated in the preparation of the financial statements.

A) Security valuation Market quotations are not considered to be readily available for certain debt obligations; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Investment Management, LLC (Putnam Management), the funds’ manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which considers such factors as security prices, yields, maturities and ratings). Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. To the extent a pricing service or dealer is unable to value a

80

security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

B) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Securities purchased or sold on a delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

The funds earned certain fees in connection with their senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

C) Stripped securities Each fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The market value of these securities is highly sensitive to changes in interest rates.

D) Foreign currency translation The accounting records of the funds are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the funds after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The funds do not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

E) Futures and options contracts Each fund may use futures and options contracts to hedge against changes in the values of securities the fund owns, owned or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the funds is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses

81

on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the funds’ portfolios.

The funds had average contract amounts of approximately $36,500,000 and $36,100,000 (for the 500 Fund and 700 Fund, respectively) on purchased options contracts for the reporting period.

See Note 3 for the volume of written options contracts activity for the reporting period.

The funds had average contract amounts of approximately 1,000 (for both the 500 Fund and 700 Fund) on futures contracts for the reporting period.

F) Total return swap contracts Each fund may enter into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount to help enhance each fund’s return and manage each fund’s exposure to credit risk. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk, is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Total return swap contracts outstanding at period end, if any, are listed after the funds’ portfolios.

The funds had average notional amounts of approximately $6,500,000 and $6,700,000 (on the 500 Fund and the 700 Fund, respectively) on total return swap contracts for the reporting period.

G) Interest rate swap contracts Each fund may enter into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to manage the fund’s exposure to interest rates. An interest rate swap can be purchased or sold with an upfront premium. An upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. The fund’s maximum risk of loss from counterparty risk, is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Interest rate swap contracts outstanding at period end, if any, are listed after the funds’ portfolios.

The funds had average notional amounts of approximately $592,500,000 and $667,200,000 (on the 500 Fund and the 700 Fund, respectively) on interest rate swap contracts for the reporting period.

H) Credit default contracts Each fund may enter into credit default contracts to provide a measure of protection against risk of loss following a default, or other credit event in respect of issuers within an underlying index or a single issuer, or to gain credit exposure to an underlying index or issuer. In a credit default contract, the protection buyer typically makes an up front payment and a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. An upfront payment received

82

by the fund, as the protection seller, is recorded as a liability on the fund’s books. An upfront payment made by the fund, as the protection buyer, is recorded as an asset on the fund’s books. Periodic payments received or paid by the fund are recorded as realized gains or losses. The credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and market value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, each fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount of the relevant credit default contract. Credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the funds’ portfolios.

The funds had average notional amounts of approximately $13,700,000 and $18,100,000 (on the 500 Fund and the 700 Fund, respectively) on credit default swap contracts for the reporting period.

I) Master agreements Each fund is a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the funds is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty. Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the funds’ counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the 500 fund had a net liability position of $11,088,510 on derivative contracts subject to the Master Agreements. Collateral posted by the fund totaled $9,235,055.

At the close of the reporting period, the 700 fund had a net liability position of $13,110,509 on derivative contracts subject to the Master Agreements. Collateral posted by the fund totaled $11,455,013.

J) TBA purchase commitments Each fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund’s other assets. Unsettled TBA purchase commitments are valued at fair value of the underlying securities, according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss.

83

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

K) TBA sale commitments Each fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

Unsettled TBA sale commitments are valued at the fair value of the underlying securities, generally according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolios.

L) Dollar rolls To enhance returns, each fund may enter into dollar rolls (principally using TBAs) in which the fund sells securities for delivery in the current month and simultaneously contracts to purchase similar securities on a specified future date. During the period between the sale and subsequent purchase, the fund will not be entitled to receive income and principal payments on the securities sold. The fund will, however, retain the difference between the initial sales price and the forward price for the future purchase. The fund will also be able to earn interest on the cash proceeds that are received from the initial sale, on settlement date. The fund may be exposed to market or credit risk if the price of the security changes unfavorably or the counterparty fails to perform under the terms of the agreement.

M) Federal taxes It is the policy of each fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Each fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The funds did not have any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each fund’s federal tax return for the prior fiscal year remains subject to examination by the Internal Revenue Service and state departments of revenue.

The aggregate identified cost on a tax basis is as follows:

				Net
	Cost	Appreciation	Depreciation	Appreciation

500 Fund	$514,835,982	$11,134,870	$(3,047,686)	$8,087,184

700 Fund	477,713,424	12,625,879	(3,589,835)	9,036,044

N) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

O) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

P) Offering costs The offering costs of $125,939 (for the 500 Fund and the 700 Fund) have been fully amortized on a straight-line basis over a twelve-month period as of December 23, 2009. As of the close of the reporting period, the fund has reimbursed Putnam Management for the payment of these expenses.

84

Note 2: Management fee, administrative services and other transactions

Prior to February 1, 2010, the fund paid Putnam Management for management and investment advisory services monthly based on the average net assets of the fund. Such fee was based on the following annual rates:

500 Portfolio: 0.80% of the first $500 million of average net assets, 0.70% of the next $500 million, 0.65% of the next $500 million, 0.60% of the next $5 billion, 0.575% of the next $5 billion, 0.555% of the next $5 billion, 0.54% of the next $5 billion and 0.53% thereafter.

700 Portfolio: 0.95% of the first $500 million of average net assets, 0.85% of the next $500 million, 0.80% of the next $500 million, 0.75% of the next $5 billion, 0.725% of the next $5 billion, 0.705% of the next $5 billion, 0.69% of the next $5 billion and 0.68% thereafter.

Effective February 1, 2010, the fund pays Putnam Management a management fee (base fee) (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

500 Portfolio: 0.88% of the first $5 billion of average net assets, 0.83% of the next $5 billion, 0.780% of the next $10 billion, 0.730% of the next $10 billion, 0.680% of the next $50 billion, 0.660% of the next $50 billion, 0.650% of the next $100 billion and 0.645% thereafter.

700 Portfolio: 1.030% of the first $5 billion of average net assets, 0.980% of the next $5 billion, 0.930% of the next $10 billion, 0.880% of the next $10 billion, 0.830% of the next $50 billion, 0.810% of the next $50 billion, 0.800% of the next $100 billion and 0.795% thereafter.

Commencing with each fund’s thirteenth whole calendar month of operation (January 2010), the applicable base fee will be increased or decreased for each month by an amount based on the performance of the fund. The amount of the increase or decrease will be calculated monthly based on a performance adjustment rate that is equal to 0.04 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of the Bank of America Merrill Lynch U.S. Treasury Bill Index plus 5.00% and 7.00% (for 500 Portfolio and 700 Portfolio, respectively), over the performance period. The maximum annualized performance adjustment rate is +/– 0.20% and +/– 0.28% (for 500 Portfolio and 700 Portfolio, respectively). The performance period will be the thirty-six month period then ended or, if the fund has not then operated for thirty-six whole calendar months, the period from the date the fund commenced operations to the end of the month for which the fee adjustment is being computed. Each month, the performance adjustment rate will be multiplied by the fund’s average net assets over the performance period and the result will be divided by twelve. The resulting dollar amount will be added to, or subtracted from, the base fee for that month. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment will be determined based on the fund’s average net assets over the performance period of up to thirty-six months. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

For the reporting period ended, the base fee represented an effective rate of 0.38% and 0.45% (for the 500 Fund and 700 Fund, respectively) of each fund’s average net assets before an increase of $66,839 and $82,366 (for the 500 Fund and 700 Fund, respectively) (0.02% and 0.03%, of each fund’s average net assets) based on performance.

Putnam Management has agreed to limit its compensation (and, to the extent necessary, bear other expenses) through February 28, 2011, to the extent that expenses of the fund (exclusive of brokerage commissions, interest, taxes, extraordinary expenses, expense off set and brokerage/service arrangements and payments under each fund’s investment management and distribution plans) would exceed an annual rate of 0.45% of the fund’s average net assets. During the reporting period, the funds expenses were reduced by $75,399 and $85,837 (on 500 Fund and 700 Fund, respectively) as a result of this limit.

Effective August 1, 2009 through February 28, 2011, Putnam Management has also contractually agreed to reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis (or from August 1, 2009 through the fund’s next fiscal year end, as applicable), to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period (or since August 1, 2009, as applicable). During the reporting period, the funds’ expenses were not reduced as a result of this limit.

85

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the funds as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the funds managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the funds, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the funds’ assets for which PAC is engaged as sub-adviser.

Each fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the funds and their staff who provide administrative services to the funds. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for each fund’s assets are provided by State Street Bank and Trust Company (State Street). Custody fees are based on the funds’ asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provided investor servicing agent functions to each fund. Putnam Investor Services, Inc. received fees for investor servicing, subject to certain limitations, based on each fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in each fund. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

Each fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the funds’ expenses were reduced by $1,008 and $1,037 (for 500 Fund and 700 Fund, respectively) under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $305 and $268 (for 500 Fund and 700 Fund, respectively), as a quarterly retainer, has been allocated to each fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings and industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

Each fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

Each fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of each fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for each fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

Each fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of each fund. The Plans provide for payments by each fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00% , 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by each fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received the following:

86

	Class A	Class M
	Net Commissions	Net Commissions

500 Fund	$329,106	$10,215

700 Fund	211,140	5,583

	Class B Contingent	Class C Contingent
	Deferred Sales Charges	Deferred Sales Charges

500 Fund	$10,128	$15,980

700 Fund	8,699	12,038

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies and $16,024 on class A redemptions and no monies on class M redemptions, for 500 Fund and 700 Fund, respectively.

Note 3: Purchases and sales of securities

During the period ended April 30, 2010, cost of purchases and proceeds from sales of investment securities other than short-term investments were as follows:

U.S. Government Securities

	Purchases	Sales

500 Fund	$1,997,988	$1,990,625

700 Fund	2,987,813	2,985,938

Other Securities

	Purchases	Sales

500 Fund	$325,792,399	$179,158,750

700 Fund	378,737,593	188,039,603

Written option transactions during the reporting period are summarized as follows:

		Contract Amounts/
500 Fund		Number of Contracts	Premiums Received

Written options	Contracts	45	$137,081
outstanding at	EUR	—	—
beginning of period	JPY	—	—
	USD	86,576,800	4,979,374

Options opened	Contracts	1,220,910	569,664
	EUR	18,260,000	63,344
	JPY	20,000,000	12,355
	USD	98,501,160	5,160,725

Options exercised		—	—

Options expired	Contracts	(23,684)	(219,939)

Options closed	Contracts	(1,197,271)	(486,806)
	EUR	(18,260,000)	(63,344)
	JPY	(20,000,000)	(12,355)
	USD	—	—

Written options	Contracts	—	—
outstanding at	EUR	—	—
end of period	JPY	—	—
	USD	185,077,960	$10,140,099

87

		Contract Amounts/
700 Fund		Number of Contracts	Premiums Received

Written options	Contracts	35	$106,618
outstanding at	EUR	—	—
beginning of period	JPY	—	—
	USD	87,310,200	4,982,347

Options opened	EUR	22,360,000	77,568
	JPY	25,000,000	13,057
	USD	111,889,680	6,292,227
	Contracts	1,073,370	499,324

Options exercised		—	—

Options expired	Contracts	(20,488)	(177,830)

Options closed	EUR	(22,360,000)	(77,568)
	JPY	(25,000,000)	(13,057)
	USD	—	—
	Contracts	(1,052,917)	(428,112)

Written options	Contracts	—	—
outstanding at	EUR	—	—
end of period	JPY	—	—
	USD	199,199,880	$11,274,574

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

500 Fund

			For the period 12/23/08
			(commencement of operations)
	Six months ended 4/30/10		to 10/31/09

Class A	Shares	Amount	Shares	Amount

Shares sold	11,709,962	$127,034,258	11,764,909	$121,190,142

Shares issued in connection with
reinvestment of distributions	203,282	2,191,383	—	—

	11,913,244	129,225,641	11,764,909	121,190,142

Shares repurchased	(1,793,024)	(19,522,714)	(2,002,656)	(20,649,248)

Net increase	10,120,220	$109,702,927	9,762,253	$100,540,894

			For the period 12/23/08
			(commencement of operations)
	Six months ended 4/30/10		to 10/31/09

Class B	Shares	Amount	Shares	Amount

Shares sold	908,092	$9,803,930	1,228,125	$12,576,087

Shares issued in connection with
reinvestment of distributions	16,074	172,468	—	—

	924,166	9,976,398	1,228,125	12,576,087

Shares repurchased	(146,903)	(1,584,011)	(82,553)	(856,108)

Net increase	777,263	$8,392,387	1,145,572	$11,719,979

88

			For the period 12/23/08
			(commencement of operations)
	Six months ended 4/30/10		to 10/31/09

Class C	Shares	Amount	Shares	Amount

Shares sold	5,605,104	$60,462,575	4,142,326	$ 42,959,329

Shares issued in connection with
reinvestment of distributions	59,108	633,631	—	—

	5,664,212	61,096,206	4,142,326	42,959,329

Shares repurchased	(432,787)	(4,671,650)	(182,280)	(1,896,992)

Net increase	5,231,425	$56,424,556	3,960,046	$41,062,337

			For the period 12/23/08
			(commencement of operations)
	Six months ended 4/30/10		to 10/31/09

Class M	Shares	Amount	Shares	Amount

Shares sold	281,369	$3,036,037	211,540	$2,197,684

Shares issued in connection with
reinvestment of distributions	4,293	46,062	—	—

	285,662	3,082,099	211,540	2,197,684

Shares repurchased	(41,071)	(444,806)	(10,929)	(114,530)

Net increase	244,591	$2,637,293	200,611	$2,083,154

			For the period 12/23/08
			(commencement of operations)
	Six months ended 4/30/10		to 10/31/09

Class R	Shares	Amount	Shares	Amount

Shares sold	52,116	$563,327	21,693	$228,113

Shares issued in connection with
reinvestment of distributions	691	7,428	—	—

	52,807	570,755	21,693	228,113

Shares repurchased	(8,162)	(88,008)	(501)	(5,258)

Net increase	44,645	$482,747	21,192	$222,855

			For the period 12/23/08
			(commencement of operations)
	Six months ended 4/30/10		to 10/31/09

Class Y	Shares	Amount	Shares	Amount

Shares sold	6,029,215	$65,668,469	6,702,561	$70,702,503

Shares issued in connection with
reinvestment of distributions	115,412	1,245,298	—	—

	6,144,627	66,913,767	6,702,561	70,702,503

Shares repurchased	(1,751,332)	(19,049,236)	(482,341)	(5,133,159)

Net increase	4,393,295	$47,864,531	6,220,220	$65,569,344

89

700 Fund

			For the period 12/23/08
			(commencement of operations)
	Six months ended 4/30/10		to 10/31/09

Class A	Shares	Amount	Shares	Amount

Shares sold	11,785,909	$133,164,106	8,587,494	$90,704,176

Shares issued in connection with
reinvestment of distributions	159,219	1,784,850	—	—

	11,945,128	134,948,956	8,587,494	90,704,176

Shares repurchased	(1,435,916)	(16,239,687)	(1,846,915)	(19,372,171)

Net increase	10,509,212	$118,709,269	6,740,579	$71,332,005

			For the period 12/23/08
			(commencement of operations)
	Six months ended 4/30/10		to 10/31/09

Class B	Shares	Amount	Shares	Amount

Shares sold	635,180	$7,131,271	636,403	$6,613,934

Shares issued in connection with
reinvestment of distributions	9,235	102,950	—	—

	644,415	7,234,221	636,403	6,613,934

Shares repurchased	(90,099)	(1,012,401)	(40,801)	(431,216)

Net increase	554,316	$6,221,820	595,602	$6,182,718

			For the period 12/23/08
			(commencement of operations)
	Six months ended 4/30/10		to 10/31/09

Class C	Shares	Amount	Shares	Amount

Shares sold	3,984,466	$44,726,967	2,843,742	$30,273,422

Shares issued in connection with
reinvestment of distributions	42,928	478,647	—	—

	4,027,394	45,205,614	2,843,742	30,273,422

Shares repurchased	(289,707)	(3,252,717)	(157,872)	(1,722,236)

Net increase	3,737,687	$41,952,897	2,685,870	$28,551,186

			For the period 12/23/08
			(commencement of operations)
	Six months ended 4/30/10		to 10/31/09

Class M	Shares	Amount	Shares	Amount

Shares sold	161,621	$1,813,168	138,717	$1,449,956

Shares issued in connection with
reinvestment of distributions	2,931	32,683	—	—

	164,552	1,845,851	138,717	1,449,956

Shares repurchased	(27,062)	(303,597)	(6,940)	(72,723)

Net increase	137,490	$1,542,254	131,777	$1,377,233

90

			For the period 12/23/08
			(commencement of operations)
	Six months ended 4/30/10		to 10/31/09

Class R	Shares	Amount	Shares	Amount

Shares sold	14,086	$157,368	8,789	$ 93,856

Shares issued in connection with
reinvestment of distributions	192	2,143	—	—

	14,278	159,511	8,789	93,856

Shares repurchased	(1,215)	(13,632)	(4)	(40)

Net increase	13,063	$145,879	8,785	$93,816

			For the period 12/23/08
			(commencement of operations)
	Six months ended 4/30/10		to 10/31/09

Class Y	Shares	Amount	Shares	Amount

Shares sold	6,917,231	$78,141,364	5,985,031	$64,726,974

Shares issued in connection with
reinvestment of distributions	95,392	1,069,345	—	—

	7,012,623	79,210,709	5,985,031	64,726,974

Shares repurchased	(1,643,873)	(18,599,428)	(548,906)	(6,024,910)

Net increase	5,368,750	$60,611,281	5,436,125	$58,702,064

Note 5: Summary of derivative activity

500 Fund

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of April 30, 2010

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and	Market	assets and	Market
under ASC 815	liabilities location	value	liabilities location	value

Credit contracts	Receivables	$1,139,447	Payables	$2,187,383

	Investments, Receivables,		Payables,
	Net assets — Unrealized		Net assets — Unrealized
Equity contracts	appreciation/(depreciation)	2,368,924*	appreciation/(depreciation)	779,776*

	Investments, Receivables,		Payables,
Interest rate	Net assets — Unrealized		Net assets — Unrealized
contracts	appreciation/(depreciation)	2,304,427*	appreciation/(depreciation)	11,855,234*

Total		$5,812,798		$14,822,393

* Includes cumulative appreciation/depreciation of futures contracts as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

91

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not
accounted for as
hedging instruments
under ASC 815	Options	Futures	Swaps	Total

Credit contracts	$—	$—	$27,870	$27,870

Equity contracts	(546,993)	1,379,261	(872,723)	$(40,455)

Interest rate contracts	(10,660)	(535,023)	(2,219,569)	$(2,765,252)

Total	$(557,653)	$844,238	$(3,064,422)	$(2,777,837)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not
accounted for as
hedging instruments
under ASC 815	Options	Futures	Swaps	Total

Credit contracts	$—	$—	$(1,375,694)	$(1,375,694)

Equity contracts	424,402	457,054	591,361	1,472,817

Interest rate contracts	1,708,338	(109,936)	(1,459,483)	138,919

Total	$2,132,740	$347,118	$(2,243,816)	$236,042

700 Fund

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of April 30, 2010

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and	Market	assets and	Market
under ASC 815	liabilities location	value	liabilities location	value

Credit contracts	Receivables	$1,516,838	Payables	$2,908,931

	Investments, Receivables,		Payables,
	Net assets — Unrealized		Net assets — Unrealized
Equity contracts	appreciation/(depreciation)	2,421,152*	appreciation/(depreciation)	1,000,398*

	Investments, Receivables,		Payables,
Interest rate	Net assets — Unrealized		Net assets — Unrealized
contracts	appreciation/(depreciation)	2,117,823*	appreciation/(depreciation)	13,246,577*

Total		$6,055,813		$17,155,906

* Includes cumulative appreciation/depreciation of futures contracts as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

92

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not
accounted for as
hedging instruments
under ASC 815	Options	Futures	Swaps	Total

Credit contracts	$—	$—	39,042	$39,042

Equity contracts	(482,226)	1,314,907	(671,117)	$161,564

Interest rate contracts	(12,985)	(444,656)	(2,299,121)	$(2,756,762)

Total	$(495,211)	$870,251	$(2,931,196)	$(2,556,156)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not
accounted for as
hedging instruments
under ASC 815	Options	Futures	Swaps	Total

Credit contracts	$—	$—	$(1,835,826)	$(1,835,826)

Equity contracts	412,888	590,316	106,397	1,109,601

Interest rate contracts	1,646,581	(362,339)	(1,636,844)	(352,602)

Total	$2,059,469	$227,977	$(3,366,273)	$(1,078,827)

Note 6: Initial capitalization and offering of shares

Each fund was established as a series of the trust on September 12, 2008 and commenced operations on December 23, 2008. Prior to December 23, 2008, each fund had no operations other than those related to organizational matters, including as noted below, the initial capital contributions by Putnam Investments, LLC and issuance of shares:

500 Fund

	Capital contribution	Shares issued

Class A	$9,950,000	995,000

Class B	10,000	1,000

Class C	10,000	1,000

Class M	10,000	1,000

Class R	10,000	1,000

Class Y	10,000	1,000

700 Fund

	Capital contribution	Shares issued

Class A	$9,950,000	995,000

Class B	10,000	1,000

Class C	10,000	1,000

Class M	10,000	1,000

Class R	10,000	1,000

Class Y	10,000	1,000

93

Note 7: Investment in Putnam Money Market Liquidity Fund

Each fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $59,008 and $35,542 (for the 500 Fund and the 700 Fund, respectively) for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated as follows:

	Cost of purchases	Proceeds of sales

500 Fund	$271,945,566	$225,300,840

700 Fund	245,378,431	208,814,718

Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 8: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 9: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the Securities and Exchange Commission (the SEC) and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 10: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

94

Shareholder meeting results (Unaudited)

January 15, 2010 meeting

At the meeting, each of the nominees for Trustees was elected with all funds of the Trust voting together as a single class, as follows:

	Votes for	Votes withheld

Ravi Akhoury	2,566,689,700	3,929,918

Jameson A. Baxter	2,566,704,258	3,915,360

Charles B. Curtis	2,566,702,967	3,916,651

Robert J. Darretta	2,566,745,632	3,873,986

Myra R. Drucker	2,566,694,748	3,924,870

John A. Hill	2,566,712,158	3,907,460

Paul L. Joskow	2,566,754,802	3,864,816

Elizabeth T. Kennan	2,566,690,713	3,928,905

Kenneth R. Leibler	2,566,733,552	3,886,066

Robert E. Patterson	2,566,763,419	3,856,199

George Putnam, III	2,566,693,850	3,925,768

Robert L. Reynolds	2,566,757,540	3,862,078

W. Thomas Stephens	2,566,760,127	3,859,491

Richard B. Worley	2,566,734,621	3,884,997

For the 700 Fund at the January 15, 2010 meeting

A proposal to approve a new management contract between the fund and Putnam Management was approved as follows:

Votes for	Votes against	Abstentions	Broker non-votes

4,657,567	145,444	309,053	2,763,913

A proposal to amend the fundamental investment restrictions with respect to investments in commodities was approved as follows:

Votes for	Votes against	Abstentions	Broker non-votes

4,634,218	144,627	333,219	2,763,913

For the 500 Fund at the December 18, 2009 meeting

A proposal to approve a new management contract between the fund and Putnam Management was approved as follows:

Votes for	Votes against	Abstentions	Broker non-votes

6,814,249	228,384	338,464	4,351,922

A proposal to amend the fundamental investment restrictions with respect to investments in commodities was approved as follows:

Votes for	Votes against	Abstentions	Broker non-votes

6,801,636	228,749	350,713	4,351,921

All tabulations are rounded to the nearest whole number.

95

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our Web site.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our Web site contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

96

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Myra R. Drucker	Beth S. Mazor
Putnam Investment	Paul L. Joskow	Vice President
Management, LLC	Elizabeth T. Kennan
One Post Office Square	Kenneth R. Leibler	James P. Pappas
Boston, MA 02109	Robert E. Patterson	Vice President
George Putnam, III
Investment Sub-Manager	Robert L. Reynolds	Francis J. McNamara , III
Putnam Investments Limited	W. Thomas Stephens	Vice President and Chief
57–59 St James’s Street	Richard B. Worley	Legal Officer
London, England SW1A 1LD
	Officers	Robert R. Leveille
Investment Sub-Advisor	Robert L. Reynolds	Vice President and
The Putnam Advisory	President	Chief Compliance Officer
Company, LLC
One Post Office Square	Jonathan S. Horwitz	Mark C. Trenchard
Boston, MA 02109	Executive Vice President,	Vice President and
	Principal Executive	BSA Compliance Officer
Marketing Services	Officer, Treasurer and
Putnam Retail Management	Compliance Liaison	Judith Cohen
One Post Office Square		Vice President, Clerk and
Boston, MA 02109	Charles E. Porter	Assistant Treasurer
Senior Advisor to the Trustees
Custodian		Wanda M. McManus
State Street Bank	Steven D. Krichmar	Vice President, Senior Associate
and Trust Company	Vice President and	Treasurer and Assistant Clerk
Principal Financial Officer
Legal Counsel		Nancy E. Florek
Ropes & Gray LLP	Janet C. Smith	Vice President, Assistant Clerk,
	Vice President, Principal	Assistant Treasurer and
Trustees	Accounting Officer and	Proxy Manager
John A. Hill, Chairman	Assistant Treasurer
Jameson A. Baxter,
Vice Chairman	Susan G. Malloy
Ravi Akhoury	Vice President and
Charles B. Curtis	Assistant Treasurer
Robert J. Darretta

This report is for the information of shareholders of Putnam Absolute Return 500 Fund and Putnam Absolute Return 700 Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, or a summary prospectus if available, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The funds’ Statement of Additional Information contains additional information about the funds’ Trustees and is available without charge upon request by calling 1-800-225-1581.

INVESTING FOR OVER 70 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

SA107 261592 6/10

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed- End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed- End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Funds Trust

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: June 28, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz
Jonathan S. Horwitz
Principal Executive Officer

Date: June 28, 2010

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: June 28, 2010

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: October 31, 2010

Date of reporting period: November 1, 2009 — April 30, 2010

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOLS
(CLASS A SHARES)

100 Fund: PARTX

300 Fund: PTRNX

Putnam Absolute Return 100 and 300 Funds

Semiannual report
4 | 30 | 10

A world of investing.™

Putnam INVESTMENTS

ABSOLUTE RETURN FUNDS are designed for a wide range of investors and pursue positive returns with less volatility over time than more traditional funds.

Putnam
Absolute Return
100 and 300
Funds

Semiannual report
4 | 30 | 10

Message from the Trustees	1
About the funds	2
Performance snapshot	4
Interview with your fund’s portfolio manager	5
Your fund’s performance	10
Your fund’s expenses	12
Terms and definitions	15
Other information for shareholders	16
Financial statements	17
Shareholder meeting results	85

Message from the Trustees

Dear Fellow Shareholder:

Volatility has returned to global equity markets this spring. This change was to be expected after the remarkable advances of the past year, but the headlines from Europe added fuel.

If 2009 can be characterized as a rebound from the liquidity crisis, the investment environment for 2010 is shaping up to be somewhat more difficult, one that requires analysis, insight, innovation, and expertise.

These attributes form the very core of Putnam’s analytic, active-management approach, which seeks to weather short-term periods of market dislocation, while preparing for the expected return of a more positive investing environment. With volatility rising in fixed-income markets, bond investors should benefit from active management as well.

We would like to thank all shareholders who took the time to vote by proxy on a number of issues, including shareholder-friendly management fee changes, which went into effect earlier this year. We would also like to welcome new shareholders to the funds, and thank all of our investors for your continued confidence in Putnam.

About the funds

Pursuing positive returns with less volatility

In response to the considerable financial market volatility investors have experienced in recent years, Putnam Absolute Return Funds are designed to provide helpful diversification to portfolios.

Putnam Absolute Return Funds differ from traditional relative return funds in three important ways. First, absolute return funds pursue positive returns with less volatility over periods of three years or more. Most traditional funds seek outperformance relative to an asset-class benchmark, and their returns may be negative when the benchmark declines. Second, to reduce volatility, absolute return funds isolate and mitigate specific risks that could cause negative results. Third, absolute return funds are independent from traditional benchmarks, giving them the flexibility to invest in a wide range of securities from sectors and markets around the world, and they can adjust the mix of investments as market opportunities change. In short, absolute return funds are less constrained than funds that focus on outperforming a traditional stock or bond benchmark.

In addition to these features, Putnam Absolute Return 100 Fund and 300 Fund are backed by Putnam’s comprehensive fixed-income investment resources. Nearly 80 bond experts cover every fixed-income sector in global markets. They use advanced risk management techniques such as active trading strategies designed to exploit market inefficiencies. These tools can help mitigate downside risk and potentially help the funds outperform general markets during flat or negative market conditions.

Consider these risks before investing:

International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. The use of leverage through derivatives may magnify this risk. Leverage and derivatives carry other risks that may result in losses, including the effects of unexpected market shifts and/or the potential illiquidity of certain derivatives. Funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses.

Recurring volatility shows
the need for absolute returns

As a result of the historical events below, stocks and bonds experienced setbacks. That is why it is important to diversify a portfolio with an absolute return fund.

Inflation The Consumer Price Index rose 13.5% in 1980, and long-term government bonds fell 3.95%. (Source: Ibbotson Long-Term U.S. Government Total Return Index.)

Market panics On Black Monday, October 19, 1987, the Dow Jones Industrial Average plunged 23% in one day.

Global conflicts After the September 11 attacks in 2001, the S&P 500 dropped 7.1% when the stock market re-opened days later.

Financial crises After the Lehman Brothers collapse in September 2008, stocks, bonds, and global markets fell, and even investment-grade bonds lost value, declining 2.4% in October 2008. (Source: Barclays Capital Aggregate Bond Index.)

As stocks went up and down and Treasury bills were flat, Putnam Absolute Return 100 Fund and 300 Fund pursued their three-year return targets.

Data is historical. Performance is shown at net asset value. Had sales charge been reflected, returns would have been lower. Past performance is not a guarantee of future results. The S&P 500 Index is an unmanaged index of common stock performance. The BofA Merrill Lynch U.S. Treasury Bill Index is an unmanaged index that tracks the performance of U.S. dollar denominated U.S. Treasury bills publicly issued in the U.S. domestic market. Indexes assume reinvestment of all distributions and do not have a sales charge. It is not possible to invest directly in an index. The securities in the Putnam funds will differ from those in the index, and the funds’ performance will differ in accordance with the funds’ objective. For the first nine weeks of 2009 (12/31/08-3/9/09), the S&P 500 returned -24.63%. U.S. government bond performance is represented by the Barclays Capital Government Bond Index. The source of the economic data is the U.S. Bureau of Economic Analysis. Reuters is the source on downgrades of bonds of Spain, Portugal, and Greece.

2	3

Performance
snapshot

Annualized total return (%) comparison as of 4/30/10

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 1.00%; had they, returns would have been lower. See pages 5 and 10–12 for additional performance information. For a portion of the periods, these funds may have limited expenses, without which returns would have been lower. A 1% short-term trading fee may apply. To obtain the most recent month-end performance, visit putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

4

Interview with your
fund’s portfolio manager

Rob Bloemker

Rob, we saw renewed bouts of volatility
in bond markets during the semiannual
period. How did Putnam Absolute Return
100 Fund and Putnam Absolute Return
300 Fund perform?

While financial markets had a number of ups and downs over the past few months, the funds were much more stable and delivered positive results. Class A shares of the 100 Fund produced a return of 1.20% for the 6-month period, and class A shares of the 300 Fund returned 2.58% over the same time frame. To put this in perspective, we do not think in terms of a traditional stock or bond benchmark, and the funds’ return targets are established for a three-year period, rather than the six-month period covered by this update. However, as a reference point, Treasury bills returned a mere 0.08% over the past six months.

What were some of the investments that
helped the funds produce positive results?

We have been pursuing returns from different types of risk, so that each one can contribute something to returns without the portfolios depending on just one source of returns. The first of the strategies involves interest-rate risk. Recently, there has been a lot of worry about inflation, which can push interest rates up and hurt bond prices. In our view, inflation is less of a concern at the moment than deflation, but recognizing the jitteriness of the market, we have nevertheless favored short-maturity securities that are less vulnerable to rising rates. Most of these are commercial mortgage-backed securities that we have analyzed, and we consider their cash flows to be reliable. We have also selectively sold Treasury futures that help us to reduce interest-rate risk even further. For much of the period, each fund had a duration of near zero.

This comparison shows the funds’ performance in the context of broad market indexes for the six months ended 4/30/10. See pages 4 and 10–12 for additional fund performance information. Index descriptions can be found on page 15.

5

Duration is a measure of a security’s — and by extension, a portfolio’s — sensitivity to interest-rate changes. With a duration near zero, the funds have been less influenced by interest rates than most bond funds.

Aside from short-term securities, what
other strategies have helped performance?

Another strategy focused on mortgage prepayments. There is an inconsistency in the markets today, in which the markets are pricing securities as if mortgage prepayments were occurring at the same rate as they were several years ago, even though this rate has been cut in half because home prices have fallen. To profit from this mispricing, we have held interest-only [IO] collateralized mortgage obligation [CMOs] securities in the portfolio. These securities represent only the interest payments on mortgages, which are separate from the principal payments. As people continue to pay their existing mortgages, the IOs perform well, and they have contributed to the results of both funds.

The third major strategy is mortgage credit. These are non-government-agency residential mortgage securities with some credit risk. We favor these securities because there are still questions about the housing market that are keeping security prices attractive. We think housing prices are likely to fall moderately from current levels, and so we have selected securities that we think can still have a positive return if home prices fall moderately, or even dramatically. At Putnam, we have a number of mortgage experts who research these risks every day. Even when we look at scenarios that involve the housing market getting much worse than we expect, our analysis indicates that the mortgage credit exposure we have in the portfolio is still likely to deliver positive returns.

Are you concerned that any government
will default?

The risk of a government not being able to make a debt payment is increasing, though it probably will not be Greece, because of the financial assistance other European countries are providing. One way to look at the current situation is to compare it with 2007 and 2008, when the imbalance in the credit markets

Portfolio composition as of 4/30/10

100 FUND		300 FUND

Cash equivalents	66.3%	Cash equivalents	33.9%

Commercial MBS	13.0	Commercial MBS	22.6

Agency CMO	8.1	Agency CMO	15.9

Investment-grade corporate bonds	8.0	Investment-grade corporate bonds	12.7

Non-agency RMBS	3.0	High-yield corporate bonds	7.3

High-yield corporate bonds	0.8	Non-agency RMBS	5.9

Emerging-market bonds	0.6	Emerging-market bonds	1.2

Sovereign debt	0.2	Sovereign debt	0.3

		U.S. government bonds	0.2

Allocations are represented as a percentage of total investment portfolio value and include derivative instruments. These may differ from allocations shown later in this report. Holdings and allocations may vary over time.

6

“It’s important for investors to
remember that these funds were
designed to pursue positive returns
even in volatile markets like we have
seen recently.”

Rob Bloemker

involved mortgages and corporate bonds. Most of these imbalances have been worked out over the past few years, but now the global government bond market features a lot of imbalances. There are a number of government entities that do not have good prospects of meeting their debt obligations. A default would have the effect of compelling other governments to restore fiscal balances.

Would a default derail the market recovery,
and cause a return to anything like the
environment we saw in 2008?

A default is likely to cause volatility, but the magnitude of a downturn is likely to be less than in 2008. The situation two years ago was different from today, in part because the market decline removed a lot of leverage from the financial system. Also, the financials sector was at the heart of the 2008 crisis, which made the whole situation worse. Today, the financials sector is stronger than it was, and it is not the source of the problem. We consider Putnam Absolute Return 100 Fund and 300 Fund to be well suited to weathering any storms in the market that could result from the debt and currency reforms facing Europe.

How did the funds invest outside of
mortgage-related securities?

We had a somewhat new and expanding strategy with high-quality, short-duration corporate bonds. This was inspired by the improving financial health of many U.S. corporations, which have, during the recession, undertaken many efforts to strengthen their balance sheets and creditworthiness. These securities performed well for the funds. And, of course, while we have been carefully investing in short-term cash instruments, each fund still has a large weighting in cash as another buffer against volatility.

This chart shows how the fund’s top weightings have changed over the past six months. Weightings are shown as a percentage of total investment portfolio value and include derivative instruments. Holdings will vary over time.

7

Were there any securities or strate-
gies with disappointing results in the
semiannual period?

Each of the strategies that I outlined earlier generated positive results with low volatility, though the returns of individual securities varied. We had a relatively cautious approach because it was possible to pursue our return targets without taking on aggressive risks.

One of the biggest sources of volatility this
year has been Greece’s sovereign debt crisis.
Did this have any impact on the funds?

The funds had no exposure to Greece, and we have not taken much risk at all involving sovereign bonds during the period. We have been evaluating opportunities in this area, but we have decided to wait for what we consider better opportunities, when volatility eases from recent levels. We think that sovereign risk opportunities will unfold for many months to come because so many governments around the world must issue debt to pay for the programs they initiated to restore economic growth.

What is your outlook for the markets and
the funds?

The recent spate of volatility in the markets does not look likely to recede in the near term, and so we are continuing to proceed with caution and gradually deploy cash holdings where we find opportunities appropriate to the funds’ return targets and risk profiles. We still believe that fixed-income markets offer a number of attractive investment opportunities that can meet their performance potential regardless of the course that the economy takes. In other words, there is still a fair amount of residual fear on the part of investors, and this fear is preventing them from bidding up the prices of many fixed-income securities. As such, these securities are available to us at attractive prices that more than compensate the funds for the risk involved in owning them.

The areas that we think will become more attractive in coming months include the corporate and sovereign sectors. As the Europe debt crisis plays out, we might see more creative solutions to the problems that

This chart shows how the fund’s top weightings have changed over the past six months. Weightings are shown as a percentage of total investment portfolio value and include derivative instruments. Holdings will vary over time.

8

currently face Greece and a number of other nations, including Portugal, Spain, and Ireland. As structural solutions are put in place, we might find opportunities for attractive returns in sovereign bonds. In the corporate sector, the funds are enjoying strong results from some earlier investments, and we are monitoring this area for additional opportunities.

Our view on the inflation/deflation debate was accurate during the funds’ semiannual period, and we are continuing to invest based on the short-term deflationary signs that we see. We have used strategies that benefit from the flattening of the yield curve, and we expect to use more of these in the near term. Although we recognize that structural forces are in place that could produce inflation in the future, the persistent weakness of housing prices and a relatively modest economic recovery should keep price pressures weak in the short term. We are holding off on shifting to a strategy that could benefit from the long-term structural outlook for inflation.

It’s important for investors to remember that these funds were designed to pursue positive returns even in volatile markets like we have seen recently. We are very aware of the responsibility this entails, and we recognize the funds should play an important role in helping to stabilize performance.

Rob, thanks for sharing your thoughts about
the funds today.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the funds for the entire period. Portfolio composition is subject to review in accordance with each fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Rob Bloemker is Head of Fixed Income at Putnam. He has a B.S. and a B.A. from Washington University. Rob joined Putnam in 1999 and has been in the investment industry since 1988.

In addition to Rob, your fund’s portfolio managers are Carl Bell, D. William Kohli, Kevin Murphy, Michael Salm, Paul Scanlon, and Raman Srivastava.

IN THE NEWS

In early May, European leaders crafted a substantial bailout package for Greece and other beleaguered eurozone nations. The nearly $1 trillion from the International Monetary Fund and European Union is aimed at easing the debt loads for several nations, most notably Greece. The shock waves from Europe’s debt crisis have rattled markets worldwide. Today, Greece’s debt equals about 115% of its gross domestic product. How did Greece become so indebted? The creation of the 16-country eurozone caused the rates for government borrowing across Europe to begin moving in tandem. In the days of the economic boom, investors were willing to lend to Greece, but this caused wage inflation. The cost of production in Greece rose much faster than Greek productivity. The country’s standing in world markets weakened as imports rose, exports declined, and the deficit ballooned.

9

Your fund’s performance

This section shows each fund’s performance, price, and distribution information for periods ended April 30, 2010, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the funds’ current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

100 Fund

Fund performance Total return for periods ended 4/30/10

(inception	Class A		Class B		Class C		Class M		Class R	Class Y
dates)	(12/23/08)		(12/23/08)		(12/23/08)		(12/23/08)		(12/23/08)	(12/23/08)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Life of fund	4.46%	3.43%	3.62%	3.12%	3.41%	3.41%	4.24%	3.42%	4.05%	4.86%

Annual average	3.28	2.53	2.66	2.30	2.51	2.51	3.12	2.52	2.98	3.57

1 year	3.82	2.80	3.20	2.20	2.99	1.99	3.60	2.78	3.51	4.11

6 months	1.20	0.23	0.89	–0.11	0.78	–0.22	1.09	0.31	1.00	1.40

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns (public offering price, or POP) for class A and M shares reflect a maximum 1.00% and 0.75% load, respectively. Effective April 5, 2010, the sales charges for class A and M shares were lowered from 3.25% and 2.00%, respectively. Investors who purchased prior to this date received a lower return. Also on April 5, 2010, the deferred sales charge for B shares was lowered to 1% (which would be the maximum deferred sales charge) if redeemed within the first year after purchase and 0.50% if redeemed in the second year after purchase, and is eliminated thereafter. Investors who sold B shares prior to this date were subject to the higher deferred sales charge of 3% in the first year, declining to 1% in the fourth year, and was eliminated thereafter. Class C shares reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC.

For a portion of the periods, this fund may have limited expenses, without which returns would have been lower.

A 1% short-term trading fee may be applied to shares exchanged or sold within 7 days of purchase.

Fund price and distribution information For the six-month period ended 4/30/10

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		1	1	1		1	1

Income	$0.033		$—	$0.009	$0.031		$0.032	$0.043

Capital gains — Long-term	0.001		0.001	0.001	0.001		0.001	0.001

Capital gains — Short-term	—		—	—	—		—	—

Total	$0.034		$0.001	$0.010	$0.032		$0.033	$0.044

Share value	NAV	POP*	NAV	NAV	NAV	POP*	NAV	NAV

10/31/09	$10.32	$10.42	$10.27	$10.26	$10.31	$10.39	$10.30	$10.34

4/30/10	10.41	10.52	10.36	10.33	10.39	10.47	10.37	10.44

10

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

* Reflects a decrease in sales charges that took effect on 4/5/10. Investors who purchased prior to this date paid a higher price.

Fund performance as of most recent calendar quarter
Total return for periods ended 3/31/10

(inception	Class A		Class B		Class C		Class M		Class R	Class Y
dates)	(12/23/08)		(12/23/08)		(12/23/08)		(12/23/08)		(12/23/08)	(12/23/08)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Life of fund	4.26%	3.23%	3.42%	2.92%	3.31%	3.31%	4.04%	3.22%	3.85%	4.56%
Annual average	3.34	2.53	2.68	2.29	2.59	2.59	3.16	2.52	3.02	3.57

1 year	4.03	3.01	3.31	2.31	3.30	2.30	3.92	3.09	3.73	4.23

6 months	1.50	0.52	1.18	0.18	1.18	0.18	1.39	0.60	1.30	1.60

Performance reflects changes in the maximum loads for class A and M shares, which took effect on 4/5/10. Investors who purchased prior to this date received a lower return.

300 Fund

Fund performance Total return for periods ended 4/30/10

(inception	Class A		Class B		Class C		Class M		Class R	Class Y
dates)	(12/23/08)		(12/23/08)		(12/23/08)		(12/23/08)		(12/23/08)	(12/23/08)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Life of fund	9.27%	8.18%	8.46%	7.96%	8.23%	8.23%	9.05%	8.18%	8.80%	9.58%
Annual average	6.78	5.99	6.19	5.83	6.02	6.02	6.62	5.99	6.44	7.00

1 year	7.95	6.89	7.38	6.38	7.15	6.15	7.84	6.99	7.60	8.15

6 months	2.58	1.53	2.31	1.31	2.19	1.19	2.56	1.80	2.43	2.68

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns (public offering price, or POP) for class A and M shares reflect a maximum 1.00% and 0.75% load, respectively. Effective April 5, 2010, the sales charges for class A and M shares were lowered from 3.25% and 2.00%, respectively. Investors who purchased prior to this date received a lower return. Also on April 5, 2010, the deferred sales charge for B shares was lowered to 1% (which would be the maximum deferred sales charge) if redeemed within the first year after purchase and 0.50% if redeemed in the second year after purchase, and is eliminated thereafter. Investors who sold B shares prior to this date were subject to the higher deferred sales charge of 3% in the first year, declining to 1% in the fourth year, and was eliminated thereafter. Class C shares reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC.

For a portion of the periods, this fund may have limited expenses, without which returns would have been lower.

A 1% short-term trading fee may be applied to shares exchanged or sold within 7 days of purchase.

11

Fund price and distribution information For the six-month period ended 4/30/10

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		1	1	1		1	1

Income	$0.103		$0.074	$0.081	$0.101		$0.077	$0.114

Capital gains	—		—	—	—		—	—

Total	$0.103		$0.074	$0.081	$0.101		$0.077	$0.114

Share value	NAV	POP*	NAV	NAV	NAV	POP*	NAV	NAV

10/31/09	$10.65	$10.76	$10.60	$10.59	$10.63	$10.71	$10.62	$10.67

4/30/10	10.82	10.93	10.77	10.74	10.80	10.88	10.80	10.84

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

* Reflects a decrease in sales charges that took effect on 4/5/10. Investors who purchased prior to this date paid a higher price.

Fund performance as of most recent calendar quarter
Total return for periods ended 3/31/10

(inception	Class A		Class B		Class C		Class M		Class R	Class Y
dates)	(12/23/08)		(12/23/08)		(12/23/08)		(12/23/08)		(12/23/08)	(12/23/08)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Life of fund	8.76%	7.68%	7.96%	7.46%	7.73%	7.73%	8.54%	7.68%	8.40%	9.07%
Annual average	6.83	5.99	6.21	5.82	6.03	6.03	6.66	5.99	6.55	7.07

1 year	8.09	7.03	7.52	6.52	7.29	6.29	7.98	7.13	7.84	8.29

6 months	3.07	2.01	2.81	1.81	2.68	1.68	3.06	2.28	3.02	3.17

Performance reflects changes in the maximum loads for class A and M shares, which took effect on 4/5/10. Investors who purchased prior to this date received a lower return.

Comparative index returns For periods ended 4/30/10

	BofA Merrill Lynch U.S.	Barclays Capital
	Treasury Bill Index	Aggregate Bond Index	S&P 500 Index

Life of fund	0.36%	9.23%	41.81%
Annual average	0.27	6.75	29.48

1 year	0.24	8.30	38.84

6 months	0.08	2.54	15.66

Index results should be compared to fund performance at net asset value.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

12

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

100 Fund

Net expenses for the fiscal year ended 10/31/09*†	1.12%	1.32%	1.87%	1.17%	1.37%	0.87%

Total annual operating expenses for the fiscal year
ended 10/31/09†	1.21%	1.41%	1.96%	1.26%	1.46%	0.96%

Annualized expense ratio for the six-month period
ended 4/30/10**	1.06%	1.58%	1.81%	1.19%	1.31%	0.81%

300 Fund

Total annual operating expenses for the fiscal year
ended 10/31/09†	1.20%	1.40%	1.95%	1.25%	1.45%	0.95%

Annualized expense ratio for the six-month period
ended 4/30/10**	1.13%	1.64%	1.88%	1.25%	1.38%	0.88%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s decision to contractually limit expenses through 2/28/11.

† Reflects projected expenses under a new management contract effective 2/1/10 and a new expense arrangement.

** Reflects a blended 12b-1 fee for class B and class M shares resulting from changes effective 4/5/10 (see Note 2 to the financial statements).

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in Putnam Absolute Return 100 Fund and Putnam Absolute Return 300 Fund from November 1, 2009, to April 30, 2010. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

100 Fund

Expenses paid per $1,000*†	$5.29	$7.88	$9.01	$5.93	$6.53	$4.04

Ending value (after expenses)	$1,012.00	$1,008.90	$1,007.80	$1,010.90	$1,010.00	$1,014.00

300 Fund

Expenses paid per $1,000*†	$5.68	$8.23	$9.42	$6.29	$6.93	$4.42

Ending value (after expenses)	$1,025.80	$1,023.10	$1,021.90	$1,025.60	$1,024.30	$1,026.80

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/10. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

13

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended April 30, 2010, use the following calculation method. To find the value of your investment on November 1, 2009, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

100 Fund

Expenses paid per $1,000*†	$5.31	$7.91	$9.05	$5.95	$6.56	$4.06

Ending value (after expenses)	$1,019.54	$1,016.95	$1,015.82	$1,018.90	$1,018.30	$1,020.78

300 Fund

Expenses paid per $1,000*†	$5.66	$8.20	$9.39	$6.27	$6.90	$4.41

Ending value (after expenses)	$1,019.19	$1,016.66	$1,015.47	$1,018.58	$1,017.95	$1,020.43

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/10. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

14

Terms and definitions

Important terms

Total return shows how the value of each fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 1.00% maximum sales charge for class A shares and 0.75% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 1.00% maximum during the first year to 0.50% during the second year. After the second year, the CDSC no longer applies. The CDSC for class C shares is 1.00% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays Capital Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Barclays Capital Government Bond Index is an unmanaged index of U.S. Treasury and government agency bonds.

BofA (Bank of America) Merrill Lynch U.S. Treasury Bill Index is an unmanaged index that tracks the performance of U.S. dollar denominated U.S. Treasury Bills publicly issued in the U.S. domestic market. Qualifying securities must have a remaining term of at least one month to final maturity and a minimum amount outstanding of $1 billion.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

15

Other information for shareholders

Important notice regarding delivery
of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2009, are available in the Individual Investors section of putnam.com, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

Each fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the funds’ Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Trustee and employee
fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of April 30, 2010, Putnam employees had approximately $347,000,000 and the Trustees had approximately $49,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

16

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

17

The funds’ portfolios April 30, 2010 (Unaudited)

MORTGAGE-BACKED SECURITIES*	100 Fund 23.1%		300 Fund 42.5%

	Principal amount	Value	Principal amount	Value

Banc of America Commercial
Mortgage, Inc.
Ser. 08-1, Class A3, 6.336s, 2014	$289,000	$305,560	$2,923,000	$3,090,493
FRB Ser. 07-4, Class A3, 6.002s, 2051	965,000	992,117	4,015,000	4,127,822
Ser. 07-5, Class A3, 5.62s, 2051	184,000	189,177	596,000	612,770
FRB Ser. 06-1, Class A2, 5.334s, 2045	371,000	377,755	2,412,000	2,455,919
Ser. 06-5, Class A2, 5.317s, 2047	403,000	414,081	1,757,000	1,805,310
Ser. 07-1, Class XW, IO, 0.466s, 2049	1,615,655	24,219	7,670,432	114,983

Banc of America Commercial
Mortgage, Inc. 144A
Ser. 02-PB2, Class XC, IO, 0.999s, 2035	860,397	9,440	4,084,252	44,811
Ser. 04-4, Class XC, IO, 0.295s, 2042	2,288,378	34,890	10,864,169	165,641

Banc of America Funding Corp. FRB
Ser. 07-6, Class A1, 0.553s, 2037	449,475	296,653	1,834,442	1,210,731

Bear Stearns Alternate Trust FRB
Ser. 06-2, Class 24A1, 5.784s, 2036	176,624	113,922	3,349,397	2,160,361

Bear Stearns Alternate Trust 144A FRB
Ser. 06-7, Class 1AE4, 5.887s, 2046	1,041,456	687,361	3,665,722	2,419,376

Bear Stearns Alternate Trust II FRB
Ser. 07-1, Class 1A1, 5.882s, 2047	710,835	442,134	1,464,933	911,177

Bear Stearns Asset Backed Securities
Trust FRB Ser. 07-AC4, Class A1,
0.563s, 2037	193,999	102,819	962,590	510,173

Bear Stearns Commercial Mortgage
Securities, Inc.
Ser. 07-PW18, Class A2, 5.613s, 2050	173,000	178,607	656,000	677,262
Ser. 06-PW13, Class A2, 5.426s, 2041	372,000	381,817	3,407,000	3,496,907
Ser. 05-PWR9, Class A2, 4.735s, 2042	137,247	137,818	651,214	653,922

Citigroup FRB Ser. 07-AR5, Class 1A2A,
5.534s, 2037	90,013	59,257	457,670	301,294

Citigroup Commercial Mortgage Trust FRB
Ser. 08-C7, Class A2B, 6.298s, 2049	1,165,000	1,215,171	3,189,000	3,326,334

Citigroup Mortgage Loan Trust, Inc. FRB
Ser. 07-6, Class 1A3A, 5.582s, 2046	108,739	61,981	385,032	219,468

Citigroup/Deutsche Bank Commercial
Mortgage Trust
Ser. 06-CD3, Class A2, 5.56s, 2048	263,000	275,986	1,085,000	1,138,572
Ser. 06-CD2, Class A2, 5.408s, 2046	660,000	670,107	3,522,000	3,575,933
Ser. 07-CD4, Class A2B, 5.205s, 2049	187,000	192,667	1,074,000	1,106,546

Commercial Mortgage Pass-Through
Certificates Ser. 06-C8, Class A2B,
5.248s, 2046	152,000	158,003	502,000	521,826

Countrywide Alternative Loan Trust
Ser. 06-45T1, Class 2A5, 6s, 2037	—	—	1,017,755	702,251
Ser. 06-41CB, Class 1A7, 6s, 2037	262,692	186,511	1,176,859	835,570
Ser. 06-2CB, Class A11, 6s, 2036	46,048	30,607	182,349	121,205
Ser. 05-80CB, Class 2A1, 6s, 2036	41,203	30,168	272,273	199,355
Ser. 05-50CB, Class 3A1, 6s, 2035	176,492	103,707	843,028	495,363
FRB Ser. 07-HY4, Class 4A1, 5.783s, 2047	—	—	916,493	664,457

18

MORTGAGE-BACKED SECURITIES* cont.	100 Fund 23.1%		300 Fund 42.5%
	Principal amount	Value	Principal amount	Value

Countrywide Alternative Loan Trust
Ser. 07-2CB, Class 1A9, 5 3/4s, 2037	$195,104	$150,230	$1,094,577	$842,824
FRB Ser. 05-9CB, Class 1A1, 0.763s, 2035	162,901	120,628	859,912	636,762
FRB Ser. 06-23CBC, Class 2A5,
0.663s, 2036	108,841	54,421	331,848	165,924
FRB Ser. 06-18CB, Class A7, 0.613s, 2036	288,254	170,070	1,168,342	689,322
FRB Ser. 06-24CB, Class A13,
0.613s, 2036	—	—	910,102	581,327

Countrywide Home Loans FRB
Ser. 06-HYB2, Class 2A1B, 5.373s, 2036	583,093	402,334	2,638,168	1,820,336

Countrywide Home Loans 144A
IFB Ser. 05-R1, Class 1AS, IO, 5.65s, 2035	229,237	26,908	1,161,594	136,351
Ser. 06-R1, Class AS, IO, 5.627s, 2036	87,475	9,513	347,275	37,766
Ser. 05-R3, Class AS, IO, 5.558s, 2035	1,776,886	195,457	6,663,016	732,932
IFB Ser. 05-R2, Class 1AS, IO,
5.305s, 2035	1,775,606	187,640	6,943,385	733,754

Credit Suisse Mortgage Capital Certificates
FRB Ser. 08-C1, Class A2, 6.422s, 2041	72,000	75,293	411,000	429,798
FRB Ser. 06-C3, Class A2, 6.019s, 2038	—	—	671,000	686,201
FRB Ser. 07-C4, Class A2, 5.998s, 2039	43,000	44,816	247,000	257,432
Ser. 07-1, Class 1A1A, 5.942s, 2037	98,522	58,128	263,344	155,373
Ser. 07-C5, Class A2, 5.589s, 2040 F	344,000	354,947	2,089,000	2,155,476
Ser. 07-C2, Class A2, 5.448s, 2049	405,000	415,796	3,591,000	3,686,726
Ser. 06-C5, Class A2, 5.246s, 2039	446,000	463,800	2,106,000	2,190,053

CS First Boston Mortgage
Securities Corp. FRB Ser. 05-C4,
Class A3, 5.12s, 2038	321,000	330,381	1,840,000	1,893,771

CS First Boston Mortgage
Securities Corp. 144A Ser. 04-C4,
Class AX, IO, 0.447s, 2039	914,469	20,195	4,340,735	95,862

CWCapital Cobalt Ser. 07-C2, Class A2,
5.334s, 2047	90,000	93,325	315,000	326,638

Deutsche Alternative Securities, Inc.
FRB Ser. 06-AR6, Class A6, 0.453s, 2037	241,536	135,260	704,066	394,277

Fannie Mae
IFB Ser. 04-10, Class QC, 27.55s, 2031	636,181	852,482	3,109,585	4,166,843
IFB Ser. 05-74, Class NK, 26.188s, 2035	—	—	146,687	196,856
IFB Ser. 05-74, Class DM, 23.421s, 2035	123,555	182,800	567,228	839,219
IFB Ser. 03-W6, Class 4S, IO, 7.338s, 2042	—	—	1,330,871	230,547
IFB Ser. 06-65, Class PS, IO, 6.958s, 2036	3,686,334	582,367	5,467,338	863,730
IFB Ser. 04-W2, Class 1A3S, IO,
6.888s, 2044	38,654	3,600	110,723	10,311
IFB Ser. 06-79, Class DI, IO, 6.888s, 2036	—	—	6,035,149	930,171
IFB Ser. 03-34, Class WS, IO, 6.738s, 2029	90,010	10,437	558,259	64,730
IFB Ser. 05-90, Class GS, IO, 6.488s, 2035	58,352	8,302	342,080	48,671
IFB Ser. 05-18, Class SK, IO, 6.488s, 2035	54,454	5,100	320,633	30,027
IFB Ser. 06-31, Class SX, IO, 6.438s, 2036	—	—	7,574,116	1,099,996

19

MORTGAGE-BACKED SECURITIES* cont.	100 Fund 23.1%		300 Fund 42.5%

	Principal amount	Value	Principal amount	Value

Fannie Mae
IFB Ser. 05-59, Class KS, IO, 6.438s,
2035	$4,580,533	$626,251	$13,601,274	$1,859,567
IFB Ser. 05-57, Class CI, IO, 6.438s,
2035	246,195	35,088	492,391	70,175
IFB Ser. 05-104, Class SI, IO, 6.438s,
2033	375,159	54,585	1,815,345	264,129
IFB Ser. 05-73, Class SD, IO, 6.418s,
2035	—	—	138,028	23,293
IFB Ser. 07-68, Class SA, IO, 6.388s,
2037	349,506	31,780	1,763,449	160,345
IFB Ser. 08-10, Class PI, IO, 6.388s,
2037	323,048	37,415	1,268,569	146,926
IFB Ser. 05-21, Class SM, IO, 6.388s,
2035	—	—	4,925,137	702,177
IFB Ser. 05-51, Class WS, IO, 6.368s,
2035	93,855	14,297	385,670	58,749
IFB Ser. 06-36, Class PS, IO, 6.338s,
2036	129,035	18,443	530,217	75,784
IFB Ser. 10-2, Class TS, IO, 6.238s,
2027	267,081	33,167	1,752,289	217,608
IFB Ser. 10-27, Class BS, IO, 6.188s,
2040	1,235,160	173,006	11,846,636	1,659,326
IFB Ser. 09-70, Class SI, IO, 6.188s,
2036	2,371,373	237,991	5,961,669	598,313
IFB Ser. 07-102, Class SA, IO, 6.138s,
2037	147,701	13,042	664,379	58,665
IFB Ser. 08-11, Class SC, IO, 6.018s,
2038	81,912	10,513	408,740	52,462
IFB Ser. 10-2, Class MS, IO, 5.988s,
2050	976,559	106,311	2,454,743	267,231
IFB Ser. 10-5, Class SA, IO, 5.988s,
2040	—	—	1,059,393	125,549
IFB Ser. 09-111, Class SE, IO, 5.988s,
2040	310,289	26,272	1,567,355	132,708
IFB Ser. 10-9, Class ES, IO, 5.968s,
2040	1,387,665	169,386	6,475,982	790,494
IFB Ser. 09-88, Class SA, IO, 5.938s,
2039	122,006	14,254	476,276	55,643
IFB Ser. 08-62, Class SN, IO, 5.938s,
2038	140,889	10,258	553,241	40,281
IFB Ser. 09-87, Class HS, IO, 5.888s,
2039	169,338	19,855	702,753	82,396
IFB Ser. 07-34, Class S, IO, 5.848s,
2037	979,053	108,822	3,593,748	399,445
IFB Ser. 09-47, Class SA, IO, 5.838s,
2039	1,182,849	110,413	4,644,423	433,532
IFB Ser. 09-12, Class DI, IO, 5.768s,
2037	—	—	8,330,817	1,072,926
Ser. 06-W2, Class 1AS, IO, 5.755s, 2036	320,765	39,566	641,531	79,131
Ser. 06-W3, Class 1AS, IO, 5.752s, 2046	174,419	21,489	441,351	54,376
IFB Ser. 09-37, Class KI, IO, 5.738s,
2039	464,000	52,199	1,820,000	204,745

20

MORTGAGE-BACKED SECURITIES* cont.	100 Fund 23.1%		300 Fund 42.5%

	Principal amount	Value	Principal amount	Value

Fannie Mae
IFB Ser. 08-57, Class SE, IO, 5.738s,
2037	$666,836	$60,662	$3,366,861	$306,283
IFB Ser. 04-46, Class PJ, IO, 5.738s,
2034	—	—	7,328,160	912,796
Ser. 09-86, Class XI, IO, 5 1/2s, 2039	948,431	153,361	3,723,974	602,167
Ser. 385, Class 11, IO, 5 1/2s, 2037	1,221,088	177,821	4,792,268	697,874
Ser. 07-W1, Class 1AS, IO, 5.491s, 2046	627,845	70,894	1,255,093	141,720
Ser. 10-21, Class IP, IO, 5s, 2039	—	—	1,698,421	255,791
IFB Ser. 05-W2, Class A2, IO, 4.948s,
2035	571,348	54,453	2,142,955	204,238
Ser. 03-W12, Class 2, IO, 2.223s, 2043	192,292	15,612	974,964	79,156
Ser. 03-W12, Class 1IO2, IO, 1.984s,
2043	878,915	65,591	2,604,135	194,340
Ser. 03-W10, Class 1, IO, 1.764s, 2043	142,131	9,166	720,993	46,495
Ser. 03-W8, Class 12, IO, 1.638s, 2042	137,489	8,503	697,577	43,140
Ser. 98-W2, Class X, IO, 1.22s, 2028	466,929	22,955	1,335,706	65,665
FRB Ser. 05-115, Class DF, 1.149s, 2033	10,420	10,381	34,908	34,776
Ser. 03-W17, Class 12, IO, 1.139s, 2033	720,610	32,202	3,654,044	163,290
Ser. 98-W5, Class X, IO, 1.102s, 2028	197,656	9,202	565,412	26,323
FRB Ser. 07-80, Class F, 0.963s, 2037	—	—	65,999	65,395
FRB Ser. 06-61, Class TF, 0.863s, 2036	58,708	58,689	148,422	148,375
Ser. 03-T2, Class 2, IO, 0.81s, 2042	202,843	5,755	1,028,312	29,173
FRB Ser. 06-3, Class FY, 0.763s, 2036	60,909	60,611	261,347	260,064
Ser. 01-T12, Class IO, 0.565s, 2041	1,781,620	38,285	9,033,862	194,128
Ser. 03-W1, Class 2A, IO, 0.021s, 2042	692,731	664	1,981,481	1,898

Federal Home Loan Mortgage Corp.
Structured Pass Through Securities
Ser. T-8, Class A9, IO, 0.428s, 2028	275,567	4,314	788,254	12,340

Federal Home Loan Mortgage Corp.
Structured Pass-Through Securities
IFB Ser. T-56, Class 3ASI, IO, 7.238s,
2043	117,721	20,082	441,452	75,308
Ser. T-59, Class 1AX, IO, 0.269s, 2043	589,962	5,863	1,687,329	16,769
Ser. T-48, Class A2, IO, 0.212s, 2033	805,336	6,322	2,303,749	18,085
FRB Ser. T-54, Class 2A, IO, 0.01s, 2043	333,397	717	953,776	2,051

Freddie Mac
IFB Ser. 2976, Class LC, 23.487s, 2035	65,651	94,080	301,368	431,874
IFB Ser. 237, Class S22, IO, 6.896s,
2036	—	—	9,286,293	1,262,564
IFB Ser. 3151, Class SI, IO, 6.896s,
2036	167,576	28,972	814,838	140,876
IFB Ser. 2779, Class YS, IO, 6.896s,
2033	159,914	21,852	657,275	89,817
IFB Ser. 2645, Class ST, IO, 6.896s,
2031	2,904,728	261,106	12,641,741	1,136,366
IFB Ser. 3208, Class PS, IO, 6.846s,
2036	1,104,771	193,029	4,689,170	819,308
IFB Ser. 2628, Class S, IO, 6.846s, 2032	2,637,980	337,635	11,480,426	1,469,380
IFB Ser. 3050, Class SI, IO, 6.496s,
2034	1,380,622	219,125	5,510,326	874,571

21

MORTGAGE-BACKED SECURITIES* cont.	100 Fund 23.1%		300 Fund 42.5%

	Principal amount	Value	Principal amount	Value

Freddie Mac
IFB Ser. 3123, Class LI, IO, 6.446s,
2036	$844,106	$137,015	$1,643,563	$266,783
IFB Ser. 3117, Class SI, IO, 6.446s,
2036	297,277	45,381	9,074,783	1,385,322
IFB Ser. 2990, Class SE, IO, 6.446s,
2035	1,681,752	247,212	7,066,261	1,038,718
IFB Ser. 3107, Class DC, IO, 6.446s,
2035	3,002,200	441,750	13,330,285	1,961,445
IFB Ser. 2990, Class SR, IO, 6.396s,
2035	1,632,117	230,765	6,619,993	936,001
IFB Ser. 3231, Class SA, IO, 6.346s,
2036	—	—	6,478,146	924,148
IFB Ser. 3210, Class SA, IO, 6.346s,
2036	103,324	12,150	424,776	49,949
IFB Ser. 3510, Class IB, IO, 6.346s,
2036	—	—	225,550	37,647
IFB Ser. 3055, Class MS, IO, 6.346s,
2035	2,023,181	309,891	8,210,510	1,257,604
IFB Ser. 2866, Class GS, IO, 6.346s,
2034	815,682	90,745	3,708,325	412,551
IFB Ser. 3387, Class PS, IO, 6.326s,
2037	207,997	29,464	415,993	58,928
IFB Ser. 3206, Class ES, IO, 6.296s,
2036	46,816	5,552	188,200	22,319
IFB Ser. 3346, Class SC, IO, 6.296s,
2033	1,256,184	181,380	5,907,071	852,922
IFB Ser. 3346, Class SB, IO, 6.296s,
2033	940,940	135,542	4,284,856	617,234
IFB Ser. 3510, Class DI, IO, 6.226s,
2035	—	—	345,757	49,644
IFB Ser. 3631, Class PS, IO, 6.196s,
2040	174,949	23,570	3,385,261	456,086
IFB Ser. 3284, Class LI, IO, 6.186s,
2037	—	—	7,526,908	1,033,369
IFB Ser. 3261, Class SA, IO, 6.176s,
2037	101,170	13,846	512,893	70,195
IFB Ser. 3389, Class SC, IO, 6.126s,
2037	2,502,226	269,465	15,867,100	1,708,728
IFB Ser. 3598, Class SA, IO, 6.096s,
2039	1,108,909	149,425	2,788,412	375,738
IFB Ser. 3621, Class CS, IO, 6.096s,
2037	971,436	107,781	2,441,741	270,911
IFB Ser. 3242, Class SD, IO, 6.036s,
2036	199,402	22,967	820,048	94,453
IFB Ser. 3201, Class IN, IO, 5.996s,
2036	525,000	74,597	2,061,000	292,847
IFB Ser. 3631, Class SJ, IO, 5.986s,
2040	1,268,094	164,274	19,912,452	2,579,540
IFB Ser. 3628, Class SA, IO, 5.976s,
2040	—	—	1,215,801	140,577
IFB Ser. 3617, Class BS, IO, 5.966s,
2039	688,862	72,976	3,478,527	368,506

22

MORTGAGE-BACKED SECURITIES* cont.	100 Fund 23.1%		300 Fund 42.5%

	Principal amount	Value	Principal amount	Value

Freddie Mac
IFB Ser. 3589, Class SB, IO, 5.946s,
2039	$—	$—	$6,240,137	$684,465
IFB Ser. 3545, Class SA, IO, 5.896s,
2039	2,443,341	228,681	10,839,887	1,014,546
IFB Ser. 3476, Class S, IO, 5.846s, 2038	244,561	22,375	1,006,121	92,050
IFB Ser. 3530, Class CS, IO, 5.796s,
2039	5,589,974	622,220	22,321,656	2,484,624
IFB Ser. 3549, Class SA, IO, 5.546s,
2039	720,186	61,328	3,938,562	335,393
IFB Ser. 3508, Class SB, IO, 5.496s,
2039	6,034,114	635,030	15,255,126	1,605,450
IFB Ser. 3423, Class SG, IO, 5.396s,
2038	85,685	7,252	353,890	29,950
IFB Ser. 3501, Class SE, IO, 5.246s,
2039	3,962,852	330,016	21,673,662	1,804,929
IFB Ser. 3607, Class SB, IO, 5.001s,
2036	1,659,000	217,794	6,512,000	854,895
Ser. 3645, Class ID, IO, 5s, 2040	151,128	26,068	994,682	171,573
Ser. 3632, Class CI, IO, 5s, 2038	201,153	36,875	1,321,031	242,171
Ser. 3626, Class DI, IO, 5s, 2037	156,577	22,957	1,029,966	151,014
Ser. 3623, Class CI, IO, 5s, 2036	139,770	18,883	919,922	124,281
FRB Ser. 2634, Class LF, 1.549s, 2033	9,458	9,405	35,309	35,114
FRB Ser. 3190, Class FL, 1.054s, 2032	—	—	49,602	49,600
FRB Ser. 3035, Class NF, 0.949s, 2035	68,580	68,189	285,084	283,458
FRB Ser. 3350, Class FK, 0.854s, 2037	32,910	32,512	48,377	47,793
Ser. 3092, Class OL, PO, zero %, 2035	—	—	13,892	13,725

GE Capital Commercial Mortgage Corp.
FRB Ser. 06-C1, Class A2, 5.514s, 2044 F	317,000	321,667	1,496,000	1,518,024
Ser. 07-C1, Class A3, 5.481s, 2049	973,000	1,000,110	3,126,000	3,213,099
Ser. 07-C1, Class A2, 5.417s, 2049	722,000	740,683	3,022,000	3,100,201

GE Capital Commercial Mortgage Corp.
144A Ser. 05-C2, Class XC, IO, 0.161s, 2043	6,052,912	44,718	28,736,269	212,301

Government National Mortgage Association
IFB Ser. 10-14, Class SA, IO, 7.744s,
2032	—	—	368,000	63,528
IFB Ser. 02-66, Class SA, IO, 7.394s,
2025	1,140,606	188,485	4,477,378	739,887
IFB Ser. 04-11, Class SB, IO, 6.944s,
2034	360,634	58,073	1,415,654	227,963
IFB Ser. 05-68, Class SN, IO, 6.944s,
2034	—	—	205,855	26,193
IFB Ser. 04-96, Class KS, IO, 6.744s,
2034	—	—	104,433	16,163
IFB Ser. 06-16, Class GS, IO, 6.734s,
2036	41,047	5,431	1,185,847	156,899
IFB Ser. 10-14, Class SD, IO, 6.724s,
2036	—	—	334,864	30,275
IFB Ser. 09-76, Class SA, IO, 6.644s,
2039	5,195,646	695,739	14,786,347	1,980,010
IFB Ser. 09-87, Class IW, IO, 6.594s,
2034	—	—	227,133	35,160

23

MORTGAGE-BACKED SECURITIES* cont.	100 Fund 23.1%		300 Fund 42.5%

	Principal amount	Value	Principal amount	Value

Government National Mortgage Association
IFB Ser. 09-106, Class XI, IO, 6.544s,
2037	$549,088	$66,489	$2,606,452	$315,615
IFB Ser. 07-18, Class S, IO, 6.544s,
2037	2,847,834	423,131	11,371,976	1,689,648
IFB Ser. 10-14, Class SB, IO, 6.544s,
2035	97,245	13,885	149,757	21,382
IFB Ser. 05-13, Class SA, IO, 6.544s,
2035	1,130,469	172,781	6,183,420	945,074
Ser. 10-58, Class AI, 6 1/2s, 2040	2,165,000	263,859	10,101,000	1,231,059
IFB Ser. 09-87, Class SI, IO, 6.494s,
2035	1,409,070	211,149	8,388,421	1,257,005
IFB Ser. 04-104, Class IS, IO, 6.494s,
2034	55,332	6,869	325,164	40,366
IFB Ser. 09-61, Class SA, IO, 6.444s,
2039	3,688,123	469,351	9,272,171	1,179,977
IFB Ser. 06-25, Class SI, IO, 6.444s,
2036	124,240	15,541	511,691	64,007
IFB Ser. 07-37, Class SU, IO, 6.434s,
2037	81,804	11,103	480,515	65,216
IFB Ser. 07-37, Class YS, IO, 6.414s,
2037	—	—	286,984	36,866
IFB Ser. 07-16, Class KU, IO, 6.394s,
2037	246,407	32,701	1,415,658	187,872
IFB Ser. 07-16, Class PU, IO, 6.394s,
2037	—	—	221,465	28,527
IFB Ser. 09-106, Class LP, IO, 6.354s,
2036	242,368	28,912	1,399,319	166,925
IFB Ser. 10-47, Class SK, IO, 6.344s,
2037	215,000	25,558	731,000	86,897
IFB Ser. 09-106, Class CM, IO, 6.344s,
2034	1,738,283	228,323	8,192,223	1,076,048
IFB Ser. 08-6, Class TI, IO, 6.344s,
2032	149,502	14,590	194,951	19,025
IFB Ser. 06-34, Class PS, IO, 6.334s,
2036	56,300	6,615	197,049	23,151
IFB Ser. 10-31, Class PS, IO, 6.294s,
2038	2,345,190	361,633	12,112,661	1,867,795
IFB Ser. 10-47, Class BX, IO, 6.294s,
2034	2,761,000	377,859	4,124,000	564,393
IFB Ser. 10-47, Class XN, IO, 6.294s,
2034	135,000	12,353	830,000	75,948
IFB Ser. 03-11, Class S, IO, 6.294s,
2033	394,204	49,149	12,026,232	1,499,414
IFB Ser. 10-53, Class SA, IO, 6.272s,
2039	459,000	67,846	2,325,378	343,721
IFB Ser. 08-1, Class AS, IO, 6.244s,
2038	1,325,104	136,062	7,247,179	744,140
IFB Ser. 06-38, Class SW, IO, 6.244s,
2036	88,207	8,866	580,238	58,320
IFB Ser. 08-11, Class SA, IO, 6.234s,
2038	4,631,180	469,000	29,365,164	2,973,810
IFB Ser. 10-47, Class UX, IO, 6.214s, 2037	628,000	85,855	3,435,000	469,606

24

MORTGAGE-BACKED SECURITIES* cont.	100 Fund 23.1%		300 Fund 42.5%

	Principal amount	Value	Principal amount	Value

Government National Mortgage Association
IFB Ser. 10-2, Class S, IO, 6.194s, 2040	$694,909	$88,601	$2,732,041	$348,335
IFB Ser. 07-35, Class KY, IO, 6.194s,
2037	5,524,930	565,863	30,035,392	3,076,225
IFB Ser. 09-102, Class SM, IO, 6.144s,
2039	858,816	90,981	5,321,498	563,746
IFB Ser. 08-40, Class SC, IO, 6.094s,
2038	2,137,133	280,132	8,979,683	1,177,044
IFB Ser. 05-65, Class SI, IO, 6.094s,
2035	87,273	10,107	443,363	51,346
IFB Ser. 09-102, Class SA, IO, 6.074s,
2039	437,433	48,323	1,717,705	189,753
IFB Ser. 09-92, Class SJ, IO, 6.064s,
2039	5,193,295	558,186	18,804,044	2,021,096
IFB Ser. 09-110, Class NS, IO, 6.044s,
2039	832,634	91,282	3,267,276	358,195
IFB Ser. 09-92, Class SL, IO, 6.044s,
2039	1,275,588	130,327	5,008,243	511,692
IFB Ser. 05-92, Class SP, IO, 6.044s,
2035	198,670	19,537	1,307,628	128,592
IFB Ser. 09-88, Class SJ, IO, 5.994s,
2039	2,320,949	279,707	5,869,457	707,351
IFB Ser. 09-88, Class SK, IO, 5.994s,
2039	1,122,004	99,478	4,403,350	390,406
IFB Ser. 09-58, Class AS, IO, 5.994s,
2039	4,804,251	566,133	30,459,244	3,589,317
IFB Ser. 09-61, Class WQ, IO, 5.994s,
2035	2,576,189	362,470	16,333,959	2,298,188
IFB Ser. 05-66, Class S, IO, 5.994s,
2035	149,371	18,975	983,611	124,948
IFB Ser. 09-76, Class CS, IO, 5.944s,
2039	3,573,227	427,297	5,271,083	630,332
IFB Ser. 07-26, Class SW, IO, 5.944s,
2037	2,844,420	270,163	15,559,131	1,477,806
IFB Ser. 09-76, Class SB, IO, 5.844s,
2039	4,967,636	597,123	22,032,653	2,648,385
IFB Ser. 09-106, Class SL, IO, 5.844s,
2036	278,241	32,187	1,623,365	187,791
IFB Ser. 04-83, Class CS, IO, 5.824s,
2034	131,759	15,646	774,199	91,936
IFB Ser. 09-50, Class SW, IO, 5.744s,
2039	138,165	12,668	542,088	49,702
IFB Ser. 09-106, Class ST, IO, 5.744s,
2038	264,104	28,518	1,703,163	183,908
IFB Ser. 04-41, Class SG, IO, 5.744s,
2034	84,524	4,230	429,123	21,473
Ser. 09-55, Class LI, IO, 5 1/2s, 2038 F	175,881	28,034	1,088,790	173,542
IFB Ser. 10-14, Class SC, IO, 4.571s,
2035	134,999	17,559	555,995	72,318
IFB Ser. 09-106, Class WT, IO, 0.149s,
2037	173,257	632	661,842	2,416

25

MORTGAGE-BACKED SECURITIES* cont.	100 Fund 23.1%		300 Fund 42.5%

Principal amount		Value	Principal amount	Value

Greenwich Capital Commercial
Funding Corp. Ser. 05-GG3, Class A2,
4.305s, 2042	$385,491	$389,983	$879,179	$889,424

GS Mortgage Securities Corp. II
Ser. 06-GG6, Class A2, 5.506s, 2038	1,156,000	1,176,007	4,481,000	4,558,551

GS Mortgage Securities Corp. II 144A
Ser. 03-C1, Class X1, IO, 1.009s, 2040	1,713,434	31,416	8,132,925	149,119

GS Mortgage Securities Trust FRB
Ser. 07-GG10, Class AAB, 5.999s, 2045	565,000	578,871	1,458,000	1,493,795

GSMPS Mortgage Loan Trust FRB
Ser. 05-RP2, Class 1AF, 0.613s, 2035	165,020	133,666	641,338	519,484

GSMPS Mortgage Loan Trust 144A
Ser. 05-RP1, Class 1AS, IO, 5.965s, 2035	378,559	46,331	2,033,723	248,905
Ser. 98-2, IO, 0.912s, 2027	79,331	1,954	227,008	5,591
Ser. 98-3, IO, 0.628s, 2027	97,950	2,093	280,102	5,984
FRB Ser. 05-RP3, Class 1AF, 0.613s, 2035	—	—	17,314	14,024
FRB Ser. 05-RP1, Class 1AF, 0.613s, 2035	75,712	62,841	415,279	344,681
Ser. 98-4, IO, 0.551s, 2026	100,257	3,290	286,852	9,414
Ser. 99-2, IO, 0.295s, 2027	128,551	1,711	367,578	4,893

IndyMac Indx Mortgage Loan Trust
FRB Ser. 06-AR5, Class 1A2, 5.606s, 2036	286,949	51,651	685,782	123,441
FRB Ser. 05-AR23, Class 6A1, 5.387s, 2035	883,811	654,020	2,830,245	2,094,381
FRB Ser. 05-AR15, Class A1, 5.215s, 2035	—	—	767,989	614,391
FRB Ser. 06-AR11, Class 3A1, 5.036s, 2036	144,815	70,727	763,676	372,978

JPMorgan Chase Commercial Mortgage
Securities Corp.
Ser. 06-LDP7, Class A2, 6.051s, 2045	433,000	444,914	2,087,000	2,144,425
FRB Ser. 07-LD11, Class A2, 5.991s, 2049	691,000	716,410	2,555,000	2,648,953
FRB Ser. 07-CB19, Class ASB, 5.92s, 2049	—	—	1,725,000	1,810,335
Ser. 07-C1, Class ASB, 5.857s, 2051	768,000	797,390	4,023,000	4,176,953
Ser. 07-LD12, Class A2, 5.827s, 2051	152,000	157,500	1,086,000	1,125,294
FRB Ser. 07-CB19, Class A2, 5.815s, 2049	79,000	81,624	376,000	388,488
Ser. 07-CB20, Class A2, 5.629s, 2051	—	—	4,239,000	4,376,421
Ser. 06-CB16, Class A3B, 5.579s, 2045	366,000	378,546	1,218,000	1,259,751
Ser. 06-CB16, Class A2, 5.45s, 2045	—	—	720,000	744,772
Ser. 06-CB17, Class A3, 5.45s, 2043	332,000	341,054	—	—
Ser. 06-LDP8, Class A3B, 5.447s, 2045	70,000	71,910	543,000	557,818
Ser. 06-LDP9, Class A2S, 5.298s, 2047 F	—	—	700,000	713,721
Ser. 06-LDP8, Class A2, 5.289s, 2045	1,120,000	1,168,932	3,733,000	3,896,092
Ser. 05-CB13, Class A2, 5.247s, 2043	949,000	957,629	3,694,000	3,727,589
Ser. 07-LDPX, Class A1S, 4.93s, 2049	—	—	3,916,898	4,018,806
Ser. 05-LDP4, Class A2, 4.79s, 2042	53,304	53,452	164,013	164,466
Ser. 06-CB16, Class X1, IO, 0.153s, 2045	3,739,750	47,469	17,751,754	225,325

LB Commercial Conduit Mortgage Trust
Ser. 07-C3, Class A2, 5.84s, 2044	261,000	273,511	381,000	399,262

LB Commercial Conduit Mortgage Trust
144A FRB Ser. 07-C3, Class A2FL,
5.84s, 2044	1,051,000	1,098,183	3,764,000	3,932,980

26

MORTGAGE-BACKED SECURITIES* cont.	100 Fund 23.1%		300 Fund 42.5%

	Principal amount	Value	Principal amount	Value

LB-UBS Commercial Mortgage Trust
Ser. 07-C6, Class A2, 5.845s, 2012	$1,114,837	$1,157,577	$3,874,531	$4,023,070
Ser. 06-C3, Class A2, 5.532s, 2032	411,000	418,585	2,518,000	2,564,469
Ser. 07-C1, Class A2, 5.318s, 2040	1,254,000	1,290,292	3,378,000	3,475,763
Ser. 07-C2, Class A2, 5.303s, 2040	1,178,000	1,213,503	3,713,000	3,824,904
Ser. 05-C7, Class A2, 5.103s, 2030	71,000	71,733	362,000	365,737
Ser. 06-C1, Class A2, 5.084s, 2031	693,940	705,343	4,049,267	4,115,803
Ser. 07-C2, Class XW, IO, 0.741s, 2040	1,113,016	29,490	5,284,339	140,012

LB-UBS Commercial Mortgage Trust 144A
Ser. 03-C5, Class XCL, IO, 0.464s, 2037	1,304,098	24,087	6,190,865	114,346

Merrill Lynch Mortgage Trust
FRB Ser. 07-C1, Class A2, 5.916s, 2050	685,000	711,205	2,675,000	2,777,333
Ser. 06-C1, Class A2, 5.793s, 2039	99,000	103,742	423,000	443,259

Merrill Lynch Mortgage Trust 144A
Ser. 05-LC1, Class X, IO, 0.225s, 2044	3,395,179	20,281	16,118,652	96,283

Merrill Lynch/Countrywide Commercial
Mortgage Trust
FRB Ser. 07-8, Class A2, 6.118s, 2049	219,000	235,614	829,000	891,890
Ser. 06-1, Class A2, 5.439s, 2039	497,000	508,008	1,376,000	1,406,477
Ser. 2006-3, Class A2, 5.291s, 2046	213,000	218,619	736,000	755,415
Ser. 06-4, Class A2, 5.112s, 2049	35,000	35,621	185,000	188,284

Morgan Stanley Capital I
FRB Ser. 07-IQ15, Class A2, 6.036s, 2049	866,000	904,289	2,511,000	2,622,021
Ser. 2006-HQ9, Class A2, 5.618s, 2044	552,000	574,008	2,822,000	2,934,511
Ser. 07-IQ13, Class A3, 5.331s, 2044	676,000	698,686	1,889,000	1,952,393
Ser. 06-T21, Class A2, 5.09s, 2052	30,000	30,336	72,000	72,806
Ser. 05-HQ6, Class A2A, 4.882s, 2042	657,000	666,141	2,716,000	2,753,789

Morgan Stanley Mortgage Loan Trust
FRB Ser. 06-3AR, Class 3A1, 5 7/8s, 2036	278,788	186,788	1,354,477	907,500
Ser. 06-6AR, Class 2A, 5.411s, 2036	180,005	117,004	548,767	356,698

Nomura Asset Acceptance Corp. 144A IFB
Ser. 04-R3, Class AS, IO, 6.788s, 2035	125,015	19,863	890,440	141,477

Residential Accredit Loans, Inc.
Ser. 06-QS17, Class A4, 6s, 2036	234,338	139,504	1,161,502	691,457
Ser. 06-QS13, Class 1A5, 6s, 2036	58,668	38,373	249,462	163,164

Residential Asset Securitization Trust
IFB Ser. 06-A9CB, Class A3, IO, 6.868s,
2036	—	—	1,265,130	177,118
Ser. 06-A13, Class A1, 6 1/4s, 2036 F	—	—	1,568,248	1,037,004
FRB Ser. 05-A2, Class A1, 0.763s, 2035	405,136	290,625	1,991,750	1,428,786
FRB Ser. 06-A9CB, Class A1, 0.633s, 2036	—	—	1,294,296	750,692

Structured Adjustable Rate Mortgage
Loan Trust
FRB Ser. 06-9, Class 1A1, 6.37s, 2036	160,303	95,563	880,187	524,716
FRB Ser. 07-10, Class 1A1, 6s, 2037	391,562	227,106	1,318,483	764,720
FRB Ser. 05-23, Class 3A1, 5.999s, 2036	605,807	460,413	2,772,310	2,106,956
FRB Ser. 06-4, Class 6A, 5.877s, 2036	362,210	269,847	1,703,873	1,269,385
FRB Ser. 06-12, Class 1A1, 0.423s, 2037	128,190	76,914	504,175	302,505

27

MORTGAGE-BACKED SECURITIES* cont.	100 Fund 23.1%		300 Fund 42.5%

	Principal amount	Value	Principal amount	Value

Structured Asset Securities Corp.
IFB Ser. 07-4, Class 1A3, IO, 5.985s, 2037	$369,056	$48,744	$1,870,935	$247,106
Ser. 07-4, Class 1A4, IO, 1s, 2037	815,738	29,153	3,850,417	137,608

Structured Asset Securities Corp. 144A
Ser. 05-RF6, Class A, IO, 5.683s, 2043	683,410	81,298	2,683,556	319,232

Wachovia Bank Commercial Mortgage Trust
FRB Ser. 07-C33, Class A3, 6.099s, 2051	165,000	171,658	650,000	676,227
FRB Ser. 07-C33, Class A2, 6.054s, 2051	822,000	864,832	3,501,000	3,683,434
FRB Ser. 07-C32, Class APB, 5.929s, 2049	221,000	226,536	652,000	668,331
FRB Ser. 07-C32, Class A2, 5.924s, 2049	1,120,000	1,155,669	3,822,000	3,943,736
Ser. 06-C25, Class A2, 5.684s, 2043	555,668	564,801	1,518,176	1,543,129
Ser. 06-C28, Class A3, 5.679s, 2048	455,000	463,122	1,571,000	1,599,043
Ser. 06-C27, Class A2, 5.624s, 2045	159,000	163,086	915,000	938,512
Ser. 07-C34, Class A2, 5.569s, 2046	345,000	356,536	1,716,000	1,773,379
Ser. 2006-C28, Class A2, 5 1/2s, 2048	1,129,000	1,157,367	3,651,000	3,742,733
Ser. 07-C31, Class A2, 5.421s, 2047	586,000	605,025	1,678,000	1,732,478

Wachovia Bank Commercial Mortgage Trust
144A Ser. 03-C3, Class IOI, IO, 1.299s, 2035	1,414,786	33,224	6,717,858	157,757

Wells Fargo Alternative Loan Trust FRB
Ser. 07-PA6, Class A1, 6.395s, 2037	116,989	73,589	575,439	361,965

Total mortgage-backed securities
(cost $57,613,147 and $265,959,606)		$60,329,835		$277,444,679

CORPORATE BONDS AND NOTES*	100 Fund 7.5%		300 Fund 18.9%

	Principal amount	Value	Principal amount	Value

Automotive		0.2%		0.5%
BMW US Capital, LLC company
guaranty sr. unsec.
unsub. notes Ser. EMTN, 4 1/4s, 2011	$120,000	$124,513	$510,000	$529,181

DaimlerChrysler NA Holding Corp.
company guaranty sr. unsec.
unsub. notes 5 7/8s, 2011 (Germany)	—	—	315,000	326,911

DaimlerChrysler NA Holding Corp.
company guaranty unsec.
unsub. notes 7.3s, 2012 (Germany)	310,000	337,783	1,085,000	1,182,241

DaimlerChrysler NA Holding Corp.
company guaranty unsec.
unsub. notes Ser. MTN, 5 3/4s, 2011
(Germany)	115,000	121,292	200,000	210,943

Lear Corp. company guaranty sr. unsec.
bond 7 7/8s, 2018	—	—	1,015,000	1,034,031

		583,588		3,283,307

Banking		0.9%		1.5%
Citigroup, Inc. sr. unsec.
unsub. notes FRN 0.4s, 2010	85,000	84,997	400,000	399,988

National Australia Bank, Ltd. 144A
sr. unsec. notes 2 1/2s, 2013
(Australia)	690,000	697,331	2,830,000	2,860,066

28

CORPORATE BONDS AND NOTES* cont.	100 Fund 7.5%		300 Fund 18.9%

	Principal amount	Value	Principal amount	Value

Banking cont.
Royal Bank of Scotland PLC (The) 144A
company guaranty sr. unsec.
unsub. notes 4 7/8s, 2014
(United Kingdom)	$430,000	$440,824	$1,620,000	$1,660,779

Shinhan Bank 144A sr. unsec. bond 6s,
2012 (South Korea)	200,000	214,004	425,000	454,759

VTB Capital SA 144A bonds 6 1/4s, 2035
(Russia)	200,000	200,500	1,850,000	1,854,625

Westpac Banking Corp. sr. unsec.
unsub. bonds 2 1/4s, 2012 (Australia)	720,000	728,595	2,665,000	2,696,812

		2,366,251		9,927,029

Beverage		0.2%		0.6%
Anheuser-Busch InBev Worldwide, Inc.
144A company guaranty sr. unsec.
unsub. notes 5 3/8s, 2014	565,000	614,671	2,775,000	3,018,959

Constellation Brands, Inc. company
guaranty sr. unsec.
unsub. notes 7 1/4s, 2016	—	—	1,005,000	1,031,381

		614,671		4,050,340

Broadcasting		—%		0.2%
Echostar DBS Corp. company
guaranty 7 1/8s, 2016	—	—	977,000	991,655

		—		991,655

Building materials		—%		0.1%
Building Materials Corp. 144A
sr. notes 7s, 2020	—	—	416,000	422,240

		—		422,240

Cable television		0.2%		0.8%
CCO Holdings LLC/CCO Holdings
Capital Corp. 144A company
guaranty sr. notes 7 7/8s, 2018	—	—	1,020,000	1,037,850

Comcast Corp. company
guaranty sr. unsec.
unsub. notes 6 1/2s, 2015	447,000	506,816	2,205,000	2,500,066

CSC Holdings, Inc. 144A sr. unsec.
notes 8 1/2s, 2014	—	—	965,000	1,034,963

TCI Communications, Inc. debs. 9.8s,
2012	58,000	65,593	290,000	327,963

		572,409		4,900,842

Chemicals		0.3%		0.6%
Airgas, Inc. sr. unsec.
unsub. notes 2.85s, 2013	255,000	256,567	1,145,000	1,152,038

Dow Chemical Co. (The) sr. unsec. FRN
2.499s, 2011	80,000	81,297	340,000	345,511

Dow Chemical Co. (The) sr. unsec.
notes 7.6s, 2014	355,000	412,273	1,270,000	1,474,893

LBI Escrow Corp. 144A sr. notes 8s, 2017	—	—	1,005,000	1,041,431

		750,137		4,013,873

29

CORPORATE BONDS AND NOTES* cont.	100 Fund 7.5%		300 Fund 18.9%

	Principal amount	Value	Principal amount	Value

Coal		—%		0.3%
CONSOL Energy, Inc. 144A company
guaranty sr. unsec. notes 8s, 2017	$—	$—	$985,000	$1,040,406

Peabody Energy Corp. company
guaranty 7 3/8s, 2016	—	—	945,000	1,001,700

		—		2,042,106

Combined utilities		—%		0.2%
El Paso Corp. sr. unsec. notes 7s, 2017	—	—	1,140,000	1,171,221

		—		1,171,221

Commercial and consumer services		—%		0.5%
Lender Processing Services, Inc.
company guaranty sr. unsec.
unsub. notes 8 1/8s, 2016	—	—	3,000,000	3,198,750

		—		3,198,750

Computers		0.4%		0.7%
Seagate Technology International 144A
company guaranty sr. sec. notes 10s,
2014 (Cayman Islands)	482,000	571,170	2,168,000	2,569,080

Xerox Corp. sr. unsec. notes 6 7/8s, 2011	435,000	462,878	1,615,000	1,718,502

Xerox Corp. sr. unsec.
unsub. notes 4 1/4s, 2015	20,000	20,503	120,000	123,020

		1,054,551		4,410,602

Consumer goods		0.2%		0.3%
Fortune Brands, Inc. sr. unsec.
unsub. notes 3s, 2012	435,000	440,016	1,635,000	1,653,853

		440,016		1,653,853

Electric utilities		1.2%		2.0%
Aquila, Inc. sr. unsec.
unsub. notes 11 7/8s, 2012	350,000	410,899	1,380,000	1,620,116

CMS Energy Corp. sr. notes 8 1/2s, 2011	439,000	461,783	1,924,000	2,023,850

CMS Energy Corp. sr. unsec.
unsub. notes FRN 1.253s, 2013	130,000	123,175	760,000	720,100

Exelon Corp. sr. unsec. notes 4.45s,
2010	120,000	120,520	525,000	527,274

FirstEnergy Corp. notes Ser. B, 6.45s,
2011	291,000	308,677	1,081,000	1,146,666

Ipalco Enterprises, Inc. sr. sec.
notes 8 5/8s, 2011	640,000	676,800	2,553,000	2,699,798

NiSource Finance Corp. company
guaranty sr. unsec.
unsub. notes 7 7/8s, 2010	350,000	362,418	1,135,000	1,175,269

Power Receivable Finance, LLC 144A
sr. notes 6.29s, 2012	305,395	312,718	1,176,956	1,205,180

Texas-New Mexico Power Co. 144A 1st
mtge. sec. 9 1/2s, 2019	379,000	467,652	1,391,000	1,716,369

		3,244,642		12,834,622

Energy (oil field)		—%		0.1%
Expro Finance Luxemburg 144A
sr. notes 8 1/2s, 2016 (Luxembourg)	—	—	884,000	906,100

		—		906,100

30

CORPORATE BONDS AND NOTES* cont.	100 Fund 7.5%		300 Fund 18.9%

Principal amount		Value	Principal amount	Value

Financial		1.0%		1.8%
American Express Travel Related
Services Co., Inc. sr. unsec. unsub.
notes FRN Ser. EMTN, 0.449s, 2011	$300,000	$289,368	$1,400,000	$1,350,384

Berkshire Hathaway Finance Corp.
company guaranty sr. notes 4s, 2012	85,000	89,673	415,000	437,813

Hartford Financial Services Group, Inc.
(The) jr. sub. debs. FRB 8 1/8s, 2038	235,000	242,467	1,075,000	1,109,156

Leucadia National Corp. sr. unsec.
notes 7 1/8s, 2017	—	—	1,027,000	1,016,730

MetLife Global Funding I 144A sr. sec.
unsub. notes 5 1/8s, 2013	100,000	107,592	350,000	376,572

MetLife Global Funding I 144A
sr. unsec. notes 2 7/8s, 2012	270,000	275,203	1,030,000	1,049,849

MetLife Global Funding I 144A
sr. unsub. notes 5 1/8s, 2014	100,000	107,382	200,000	214,765

New York Life Global Funding 144A
notes 3s, 2015	930,000	931,237	4,560,000	4,566,065

Prudential Financial, Inc.
sr. notes 6.2s, 2015	425,000	472,451	1,595,000	1,773,080

		2,515,373		11,894,414

Food		0.3%		0.8%
Kraft Foods, Inc. sr. unsec.
notes 2 5/8s, 2013	730,000	744,947	3,270,000	3,336,952

Smithfield Foods, Inc. 144A sr. sec.
notes 10s, 2014	—	—	905,000	1,015,863

Tyson Foods, Inc. sr. unsec.
unsub. notes 10 1/2s, 2014	—	—	470,000	557,538

		744,947		4,910,353

Forest products and packaging		0.5%		1.0%
Georgia-Pacific, LLC sr. unsec.
unsub. notes 8 1/8s, 2011	575,000	606,625	2,600,000	2,743,000

Sealed Air Corp. 144A notes 5 5/8s, 2013	302,000	320,068	1,442,000	1,528,273

Sealed Air Corp. 144A sr. notes 7 7/8s, 2017	265,000	289,321	1,385,000	1,512,110

Verso Paper Holdings, LLC/Verso
Paper, Inc. 144A sr. notes 11 1/2s, 2014	—	—	416,000	462,800

		1,216,014		6,246,183

Gaming and lottery		—%		—%
Wynn Las Vegas, LLC/Wynn Las Vegas
Capital Corp. 1st mtge. Ser. EXCH,
6 5/8s, 2014	—	—	190,000	192,375

		—		192,375

Health care		—%		0.2%
HCA, Inc. company
guaranty sr. notes 9 5/8s, 2016 ‡‡	—	—	920,000	1,000,500

Tenet Healthcare Corp. 144A company
guaranty sr. sec. notes 9s, 2015	—	—	492,000	535,665

		—		1,536,165

31

CORPORATE BONDS AND NOTES* cont.	100 Fund 7.5%		300 Fund 18.9%

	Principal amount	Value	Principal amount	Value

Investment banking/Brokerage		0.2%		0.3%
Goldman Sachs Group, Inc. (The)
sr. notes 3 5/8s, 2012	$194,000	$197,760	$791,000	$806,329

TD Ameritrade Holding Corp. company
guaranty sr. unsec.
unsub. notes 2.95s, 2012	370,000	376,653	1,400,000	1,425,173

		574,413		2,231,502

Media		0.1%		0.6%
Interpublic Group of Companies, Inc.
(The) sr. unsec. notes 10s, 2017	—	—	895,000	1,023,656

Liberty Media, LLC sr. notes 5.7s, 2013	—	—	1,005,000	1,010,025

QVC Inc. 144A sr. notes 7 1/8s, 2017	215,000	218,225	965,000	979,475

WMG Acquisition Corp. 144A sr. sec.
notes 9 1/2s, 2016	—	—	935,000	1,009,800

		218,225		4,022,956

Metals		0.2%		0.9%
FMG Finance Pty Ltd. 144A sr. sec.
notes 10 5/8s, 2016 (Australia)	—	—	761,000	894,175

Rio Tinto Finance USA, Ltd. company
guaranty sr. unsec. notes 8.95s, 2014
(Australia)	505,000	611,853	2,495,000	3,022,917

Steel Dynamics, Inc. company
guaranty sr. unsec.
unsub. notes 7 3/8s, 2012	—	—	960,000	1,005,600

Teck Resources, Ltd. sr. notes 10 3/4s,
2019 (Canada)	—	—	800,000	996,000

		611,853		5,918,692

Oil and gas		0.1%		0.6%
Chesapeake Energy Corp. company
guaranty sr. unsec. notes 9 1/2s, 2015	—	—	935,000	1,024,994

Denbury Resources, Inc. company
guaranty sr. unsec. sub. notes 8 1/4s,
2020	—	—	955,000	1,024,238

Plains Exploration & Production Co.
company guaranty 7 3/4s, 2015	—	—	985,000	1,007,163

Ras Laffan Liquefied Natural Gas Co.,
Ltd. 144A company guaranty sr. notes
4 1/2s, 2012 (Qatar)	250,000	263,327	1,000,000	1,053,307

		263,327		4,109,702

Power producers		—%		0.3%
AES Corp. (The) sr. unsec.
unsub. notes 8s, 2017	—	—	1,005,000	1,035,150

NRG Energy, Inc. sr. notes 7 3/8s, 2016	—	—	1,025,000	1,014,750

		—		2,049,900

Railroads		0.1%		0.1%
GATX Corp. notes 4 3/4s, 2012	180,000	188,211	750,000	784,213

RailAmerica, Inc. company
guaranty sr. notes 9 1/4s, 2017	—	—	69,000	74,348

		188,211		858,561

32

CORPORATE BONDS AND NOTES* cont.	100 Fund 7.5%		300 Fund 18.9%
	Principal amount	Value	Principal amount	Value

Real estate		—%		—%
Simon Property Group LP sr. unsec.
unsub. notes 4.2s, 2015 R	$70,000	$71,298	$300,000	$305,562

		71,298		305,562

Regional Bells		0.5%		1.3%
Frontier Communications Corp. 144A
sr. notes 8 1/4s, 2017	—	—	1,005,000	1,035,150

Frontier Communications Corp. 144A
sr. notes 7 7/8s, 2015	605,000	624,663	2,835,000	2,927,138

Qwest Communications International, Inc.
company guaranty Ser. B, 7 1/2s, 2014	—	—	1,000,000	1,017,500

Verizon Pennsylvania, Inc. sr. unsec.
unsub. bonds 5.65s, 2011	645,000	682,484	3,150,000	3,333,059

		1,307,147		8,312,847

Retail		0.3%		0.8%
Macy’s Retail Holdings, Inc. company
guaranty sr. unsec. notes 6 5/8s, 2011	60,000	62,550	170,000	177,225

Staples, Inc. sr. unsec. notes 9 3/4s, 2014	505,000	618,577	2,495,000	3,056,138

Supervalu, Inc. sr. unsec. notes 8s, 2016	—	—	985,000	1,002,238

Toys R Us Property Co., LLC 144A
sr. notes 8 1/2s, 2017	—	—	950,000	1,004,625

		681,127		5,240,226

Telecommunications		0.6%		1.8%
British Telecommunications PLC
notes 8 3/8s, 2010 (United Kingdom)	107,000	112,165	441,000	462,287

CenturyTel, Inc. sr. unsec.
unsub. notes Ser. L, 7 7/8s, 2012	610,000	678,142	3,010,000	3,346,241

Deutsche Telekom International Finance
BV company guaranty sr. unsec.
unsub. bonds 8 1/2s, 2010 (Germany)	53,000	53,443	243,000	245,030

Inmarsat Finance PLC 144A company
guaranty sr. notes 7 3/8s, 2017
(United Kingdom)	—	—	875,000	912,188

Intelsat Subsidiary Holding Co., Ltd.
company guaranty sr. unsec.
notes 8 7/8s, 2015 (Bermuda)	—	—	973,000	1,011,920

NII Capital Corp. 144A company
guaranty sr. notes 10s, 2016	—	—	395,000	438,450

SBA Tower Trust 144A company
guaranty mtge. notes 4.254s, 2015	625,000	639,171	2,900,000	2,965,752

Sprint Capital Corp. notes 8 3/8s, 2012	—	—	1,036,000	1,092,980

Windstream Corp. company
guaranty 8 5/8s, 2016	—	—	995,000	1,018,631

		1,482,921		11,493,479
Total corporate bonds and notes
(cost $19,191,482 and $121,967,415)		$19,501,121		$123,129,457

33

U.S. GOVERNMENT AGENCY MORTGAGE OBLIGATIONS* 100 Fund 3.7%			300 Fund 6.4%

	Principal amount	Value	Principal amount	Value

Federal National Mortgage Association
Pass-Through Certificates 6s, TBA,
May 1, 2040	$9,000,000	$9,608,906	$39,000,000	$41,638,592

Total U.S. government agency
mortgage obligations
(cost $9,622,969 and $41,699,531)		$9,608,906		$41,638,592

U.S. GOVERNMENT AGENCY OBLIGATIONS*	100 Fund 1.5%		300 Fund 1.2%

	Principal amount	Value	Principal amount	Value

Bank of America Corp. FDIC guaranteed
notes FRN, Ser. BKNT, 0.287s, 2010	$300,000	$300,015	$700,000	$700,035

General Electric Capital Corp. FDIC
guaranteed notes, 1 5/8s, 2011	625,000	629,659	1,025,000	1,032,641

Goldman Sachs Group, Inc (The) FDIC
guaranteed notes, 1 5/8s, 2011	925,000	933,886	2,025,000	2,044,454

JPMorgan Chase & Co. FDIC guaranteed,
2 5/8s, 2010	625,000	632,885	1,025,000	1,037,931

Morgan Stanley FDIC guaranteed notes,
2s, 2011	700,000	711,579	1,500,000	1,524,813

Wells Fargo & Co.
FDIC guaranteed notes, 3s, 2011	308,000	318,428	660,000	682,346
FDIC guaranteed notes, 2 1/8s, 2012	392,000	400,249	840,000	857,676

Total U.S. government agency obligations
(cost $3,892,655 and $7,811,561)		$3,926,701		$7,879,896

U.S. TREASURY OBLIGATIONS*	100 Fund 0.2%		300 Fund 0.2%

	Principal amount	Value	Principal amount	Value

U.S. Treasury Inflation Protected
Securities 1 5/8s, January 15, 2015 [i]	$568,675	$603,569	$1,138,485	$1,208,343

Total U.S. treasury obligations
(cost $603,569 and $1,208,343)		$603,569		$1,208,343

ASSET-BACKED SECURITIES*	100 Fund 0.7%		300 Fund 1.2%

	Principal amount	Value	Principal amount	Vlaue

Conseco Finance Securitizations Corp.
Ser. 00-6, Class A5, 7.27s, 2031	$89,229	$88,337	$375,994	$372,234
Ser. 01-3, Class A4, 6.91s, 2033	510,844	523,615	1,414,281	1,449,638

GSAA Home Equity Trust
FRB Ser. 07-5, Class 2A1A, 0.383s, 2047	105,428	75,883	445,011	320,304
FRB Ser. 07-4, Class A1, 0.363s, 2037	118,176	56,870	576,952	277,649
FRB Ser. 06-17, Class A1, 0.323s, 2036	654,815	353,600	3,255,170	1,757,792
FRB Ser. 06-16, Class A1, 0.323s, 2036	595,258	367,572	2,707,874	1,672,112

GSAMP Trust FRB Ser. 07-HE2, Class A2A,
0.349s, 2047	41,714	38,327	128,086	117,685

HSI Asset Securitization Corp. Trust
FRB Ser. 06-HE1, Class 2A1, 0.313s, 2036	50,434	35,556	214,440	151,180

Securitized Asset Backed
Receivables, LLC
FRB Ser. 07-BR5, Class A2A, 0.393s, 2037	28,071	20,211	95,295	68,612
FRB Ser. 07-BR4, Class A2A, 0.353s, 2037	200,976	141,688	792,214	558,511

34

ASSET-BACKED SECURITIES* cont.	100 Fund 0.7%		300 Fund 1.2%

Principal amount		Value	Principal amount	Vlaue

WAMU Asset-Backed Certificates
FRB Ser. 07-HE2, Class 2A1, 0.373s, 2037	$111,177	$76,156	$525,646	$360,067
FRB Ser. 07-HE1, Class 2A1, 0.313s, 2037	189,812	132,868	746,156	522,309

Total asset-backed securities
(cost $1,776,363 and $7,033,907)		$1,910,683		$7,628,093

FOREIGN GOVERNMENT BONDS AND NOTES*	100 Fund 0.6%		300 Fund 1.0%

Principal amount		Value	Principal amount	Value

Argentina (Republic of) sr. unsec.
unsub. bonds FRB 0.389s, 2012	$1,600,000	$540,000	$7,400,000	$2,497,500

Hungary (Republic of) sr. unsec.
unsub. notes 6 1/4s, 2020	365,000	380,918	1,575,000	1,643,686

Ontario (Province of) sr. unsec.
unsub. bonds 1 7/8s, 2012	600,000	604,431	2,100,000	2,115,509

Total foreign government bonds
and notes (cost $1,505,196 and $6,174,612)		$1,525,349		$6,256,695

PURCHASED OPTIONS OUTSTANDING*		100 Fund 0.7%		300 Fund 0.7%

Expiration date/		Contract		Contract
strike price		amount	Value	amount	Value

Option on an interest rate
swap with Barclays Bank
PLC for the right to receive
a fixed rate of 3.95% versus
the three month
USD-LIBOR-BBA maturing
May 13, 2020.	May-10/3.95	$—	$—	$3,976,700	$96,196

Option on an interest rate
swap with Barclays Bank
PLC for the right to pay a
fixed rate of 3.95% versus
the three month
USD-LIBOR-BBA
maturing May 13, 2020.	May-10/3.95	—	—	3,976,700	1,074

Option on an interest rate
swap with Barclays Bank PLC
for the right to receive a fixed
rate of 3.7375% versus the
three month
USD-LIBOR-BBA
maturing March 9, 2021.	Mar-11/3.7375	5,836,600	125,604	22,181,100	477,337

Option on an interest rate
swap with JPMorgan Chase
Bank, N.A. for the right to
receive a fixed rate of 3.665%
versus the three month
USD-LIBOR-BBA maturing
March 8, 2021.	Mar-11/3.665	5,836,600	111,654	22,181,100	424,324

35

PURCHASED OPTIONS OUTSTANDING* cont.		100 Fund 0.7%		300 Fund 0.7%

Expiration date/		Contract		Contract
strike price		amount	Value	amount	Value

Option on an interest rate
swap with Barclays Bank
PLC for the right to receive
a fixed rate of 4.065 versus
the three month
USD-LIBOR-BBA maturing
October 20, 2020.	Oct-10/4.065	$17,529,700	$576,201	$30,135,100	$990,541

Option on an interest rate
swap with Barclays Bank PLC
for the right to pay a fixed rate
of 4.065 versus the three month
USD-LIBOR-BBA maturing
October 20, 2020.	Oct-10/4.065	17,529,700	317,112	30,135,100	545,144

Option on an interest rate
swap with Barclays Bank PLC
for the right to receive a fixed
rate of 3.95% versus the three
month USD-LIBOR-BBA
maturing September 21, 2020.	Sep-10/3.95	3,700,700	97,143	10,888,000	285,810

Option on an interest rate
swap with Barclays Bank PLC
for the right to pay a fixed
rate of 3.95% versus the three
month USD-LIBOR-BBA
maturing September 21, 2020.	Sep-10/3.95	3,700,700	66,020	10,888,000	194,242

Option on an interest rate
swap with JPMorgan Chase
Bank, N.A. for the right to
receive a fixed rate of 3.995%
versus the three month
USD-LIBOR-BBA maturing
September 20, 2020.	Sep-10/3.995	5,531,200	157,529	14,565,500	414,825

Option on an interest rate
swap with JPMorgan Chase
Bank, N.A. for the right to
pay a fixed rate of 3.995%
versus the three month
USD-LIBOR-BBA maturing
September 20, 2020.	Sep-10/3.995	5,531,200	89,937	14,565,500	236,835

Option on an interest rate
swap with JPMorgan Chase
Bank, N.A. for the right to
receive a fixed rate of 3.965%
versus the three month
USD-LIBOR-BBA maturing
September 20, 2020.	Sep-10/3.965	3,687,400	99,265	9,710,300	261,401

Option on an interest rate
swap with JPMorgan Chase
Bank, N.A. for the right to
pay a fixed rate of 3.965%
versus the three month
USD-LIBOR-BBA maturing
September 20, 2020.	Sep-10/3.965	3,687,400	63,571	9,710,300	167,406

36

PURCHASED OPTIONS OUTSTANDING* cont.		100 Fund 0.7%		300 Fund 0.7%

Expiration date/		Contract		Contract
strike price		amount	Value	amount	Value

Option on an interest
rate swap with JPMorgan
Chase Bank, N.A. for the
right to receive a fixed
rate of 3.885% versus the
three month
USD-LIBOR-BBA
maturing May 26, 2020.	May-10/3.885	$76,200	$1,478	$4,202,100	$81,521

Option on an interest
rate swap with JPMorgan
Chase Bank, N.A. for the
right to pay a fixed rate of
3.885% versus the three
month USD-LIBOR-BBA
maturing May 26, 2020.	May-10/3.885	76,200	202	4,202,100	11,136

Option on an interest rate
swap with JPMorgan
Chase Bank, N.A. for the
right to receive a fixed
rate of 3.885% versus the
three month
USD-LIBOR-BBA
maturing May 19, 2020.	May-10/3.885	76,200	1,458	4,202,100	80,386

Option on an interest rate
swap with JPMorgan Chase
Bank, N.A. for the right to
pay a fixed rate of 3.885%
versus the three month
USD-LIBOR-BBA maturing
May 19, 2020.	May-10/3.885	76,200	116	4,202,100	6,387

Option on an interest rate
swap with JPMorgan Chase
Bank, N.A. for the right to
receive a fixed rate of 3.885%
versus the three month
USD-LIBOR-BBA maturing
May 12, 2020.	May-10/3.885	304,500	5,761	16,808,100	318,009

Option on an interest rate
swap with JPMorgan Chase
Bank, N.A. for the right to
pay a fixed rate of 3.885%
versus the three month
USD-LIBOR-BBA maturing
May 12, 2020.	May-10/3.885	304,500	137	16,808,100	7,564

Total purchased options outstanding
(cost $1,671,388 and $5,012,713)			$1,713,188		$4,600,138

37

SHORT-TERM INVESTMENTS*	100 Fund 67.9%		300 Fund 41.8%

	Principal amount/		Principal amount/
	shares	Value	shares	Value

Fannie Mae Discount Notes for an
effective yield of 0.271%, November 1,
2010 ##	$15,000,000	$14,979,300	$25,000,000	$24,965,500

Federal Farm Credit Bank for an
effective yield of 0.275%,
February 28, 2011	500,000	499,965	1,300,000	1,299,909

Federal Home Loan Bank for an effective
yield of 0.601%, May 18, 2010	13,000,000	13,000,000	27,000,000	27,000,000

Federal Home Loan Bank for an effective
yield of 0.501%, March 14, 2011	15,000,000	15,000,000	20,000,000	20,000,000

Federal Home Loan Bank for an effective
yield of 0.500%, March 7, 2011	5,333,333	5,333,333	6,666,667	6,666,667

Federal Home Loan Bank for an effective
yield of 0.500%, October 29, 2010	4,000,000	4,000,000	9,000,000	9,000,000

Federal Home Loan Bank for an effective
yield of 0.551%, August 5, 2010	1,000,000	998,560	1,000,000	998,560

Federal Home Loan Bank for an effective
yield of 0.563%, June 2, 2010 ##	1,500,000	1,499,253	—	—

Federal Home Loan Bank for an effective
yield of 0.456%, June 11, 2010	—	—	1,100,000	1,103,142

Federal Home Loan Discount Notes for an
effective yield of 0.502%,
July 2, 2010 ##	—	—	5,433,000	5,428,322

Federal Home Loan Discount Notes for an
effective yield of 0.291%,
July 15, 2010	1,000,000	999,396	—	—

Federal Home Loan Mortgage Corp. for an
effective yield of 0.240%,
September 8, 2010	5,600,000	5,595,632	12,800,000	12,790,016

Federal Home Loan Mortgage Corp. for an
effective yield of 0.402%,
October 25, 2010	12,000,000	11,976,396	—	—

Federal Home Loan Mortgage Corp. for an
effective yield of 0.462%,
August 23, 2010 ##	—	—	5,000,000	4,996,900

Federal Home Loan Mortgage Corp. for an
effective yield of 0.538%,
July 30, 2010	—	—	1,537,000	1,536,293

Federal Home Loan Mortgage Corp. for an
effective yield of 0.538%,
July 26, 2010	—	—	1,425,000	1,423,179

Federal Home Loan Mortgage Corp. for an
effective yield of 0.452%,
May 17, 2010 ##	2,200,000	2,199,560	5,388,000	5,386,980

Federal Home Loan Mortgage Corp. for an
effective yield of 0.482%,
May 10, 2010 ##	3,000,000	2,999,640	6,000,000	5,999,280

Federal Home Loan Mortgage Corp. for an
effective yield of 0.512%, May 5, 2010	9,500,000	9,499,508	—	—

Freddie Mac for an effective yield
of 0.506%, August 23, 2010	550,000	557,977	1,350,000	1,369,580

38

SHORT-TERM INVESTMENTS* cont.	100 Fund 67.9%		300 Fund 41.8%
	Principal amount/		Principal amount/
	shares	Value	shares	Value

Freddie Mac Discount Notes for an
effective yield of 0.341%,
November 16, 2010 ##	$20,000,000	$19,962,420	$25,000,000	$24,953,025

Freddie Mac Discount Notes for an
effective yield of 0.250%,
September 28, 2010	12,000,000	11,987,496	20,000,000	19,979,160

Freddie Mac Discount Notes for an
effective yield of 0.240%,
September 21, 2010	10,000,000	9,990,470	10,000,000	9,990,470

Freddie Mac Discount Notes for an
effective yield of 0.260%,
October 5, 2010	12,000,000	11,988,120	20,000,000	19,980,200

Freddie Mac Discount Notes for an
effective yield of 0.281%, July 16, 2010	1,000,000	999,409	2,000,000	1,998,818

U.S. Treasury Bills for an effective
yield of 0.26%, December 16, 2010 #	96,000	95,837	224,000	223,619

U.S. Treasury Bills for effective yield
of 0.25%, November 18, 2010 #	102,000	101,774	—	—

U.S. Treasury Bills for effective
yields from 0.26% to 0.35%,
July 15, 2010 #	485,000	484,652	1,240,000	1,239,110

U.S. Treasury Bills for effective
yields from 0.33% to 0.40%,
June 10, 2010 #	—	—	72,000	71,973

Putnam Money Market Liquidity Fund [e]	32,702,924	32,702,924	64,429,107	64,429,107

SSgA Prime Money Market Fund [i]	—	—	20,000	20,000

Total short-term investments
(cost $177,449,564 and $272,840,462)		$177,451,622		$272,849,810

TOTAL INVESTMENTS

Total investments (cost $273,326,333 and $729,708,150)		$276,570,974		$742,635,703

Key to holding’s currency abbreviations

AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
USD/$	United States Dollar

Key to holding’s abbreviations

EMTN	Euro Medium Term Notes
FDIC Guaranteed	Federal Deposit Insurance Corp. Guaranteed
FRB	Floating Rate Bonds
FRN	Floating Rate Notes
IFB	Inverse Floating Rate Bonds
IO	Interest Only
MTN	Medium Term Notes
PO	Principal Only
TBA	To Be Announced Commitments

39

Notes to the funds’ portfolios

The Notes to the funds’ portfolios are for the reporting period ended April 30, 2010.

* Percentages indicated are based on net assets as follows:

100 Fund	$261,363,724
300 Fund	652,840,771

‡‡ Income may be received in cash or additional securities at the discretion of the issuer.

# These securities, in part or in entirety, were pledged and segregated with the broker to cover margin requirements for futures contracts, for one or both of the funds, at the close of the reporting period.

## These securities, in part or in entirety, were pledged and segregated with the custodian for collateral on certain derivatives contracts, for one or both of the funds, at the close of the reporting period.

e See Note 7 to the financial statements regarding investments in Putnam Money Market Liquidity Fund.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (ASC 820) based on the securities valuation inputs. (Note 1).

i Securities purchased with cash or securities received, that were pledged to one or both of the funds for collateral on certain derivative contracts (Note 1).

R Real Estate Investment Trust.

At the close of the reporting period, liquid assets totaling $46,672,897 and $97,103,838 (for 100 Fund and 300 Fund, respectively) have been segregated to cover certain derivatives contracts.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA’s.

The rates shown on FRB and FRN are the current interest rates at the close of the reporting period. The dates shown on debt obligations are the original maturity dates.

IFB are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The interest rates shown are the current interest rates at the close of the reporting period.

100 Fund

FORWARD CURRENCY CONTRACTS TO BUY at 4/30/10 (aggregate face value $114,162) (Unaudited)

				Unrealized
		Aggregate	Delivery	appreciation/
	Value	face value	date	(depreciation)

Australian Dollar	$1,661	$1,653	5/20/10	$8

British Pound	13,289	13,284	5/20/10	5

Euro	93,544	95,182	5/20/10	(1,638)

Hungarian Forint	2,784	2,830	5/20/10	(46)

Japanese Yen	935	930	5/20/10	5

Swiss Franc	279	283	5/20/10	(4)

Total				$(1,670)

40

FORWARD CURRENCY CONTRACTS TO SELL at 4/30/10 (aggregate face value $146,359) (Unaudited)

				Unrealized
		Aggregate	Delivery	appreciation/
	Value	face value	date	(depreciation)

British Pound	$77,290	$77,264	5/20/10	$(26)

Canadian Dollar	3,738	3,765	5/20/10	27

Euro	61,077	62,055	5/20/10	978

Japanese Yen	3,268	3,275	5/20/10	7

Total				$986

FUTURES CONTRACTS OUTSTANDING at 4/30/10 (Unaudited)

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

Euro-Bund 10 yr (Short)	8	$1,329,003	Jun-10	$(931)

Euro-Schatz 2 yr (Short)	21	3,051,052	Jun-10	(8,311)

U.S. Treasury Bond 20 yr (Long)	67	7,977,188	Jun-10	165,113

U.S. Treasury Bond 30 yr (Long)	78	9,674,438	Jun-10	145,864

U.S. Treasury Note 2 yr (Long)	32	6,962,500	Jun-10	8,178

U.S. Treasury Note 5 yr (Short)	42	4,866,094	Jun-10	(30,264)

U.S. Treasury Note 10 yr (Long)	91	10,729,469	Jun-10	75,859

Total				$355,508

WRITTEN OPTIONS OUTSTANDING at 4/30/10 (premiums received $5,212,951) (Unaudited)

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with Citibank, N.A. for
the obligation to pay a fixed rate of 4.49% versus the
three month USD-LIBOR-BBA maturing August 17,
2021.	$3,714,000	Aug-11/4.49	$196,136

Option on an interest rate swap with Citibank, N.A. for
the obligation to receive a fixed rate of 4.49% versus
the three month USD-LIBOR-BBA maturing August 17,
2021.	3,714,000	Aug-11/4.49	128,207

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 4.80%
versus the three month USD-LIBOR-BBA maturing
January 17, 2022.	9,007,500	Jan-12/4.80	590,442

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.80% versus the three month USD-LIBOR-BBA
maturing January 17, 2022.	9,007,500	Jan-12/4.80	321,027

Option on an interest rate swap with Bank of America,
N.A. for the obligation to pay a fixed rate of 4.475%
versus the three month USD-LIBOR-BBA maturing
August 19, 2021.	2,926,000	Aug-11/4.475	152,328

Option on an interest rate swap with Bank of America,
N.A. for the obligation to receive a fixed rate of 4.475%
versus the three month USD-LIBOR-BBA maturing
August 19, 2021.	2,926,000	Aug-11/4.475	102,937

Option on an interest rate swap with Bank of America,
N.A. for the obligation to pay a fixed rate of 4.55%
versus the three month USD-LIBOR-BBA maturing
August 17, 2021.	1,857,000	Aug-11/4.55	103,491

41

WRITTEN OPTIONS OUTSTANDING at 4/30/10 (premiums received $5,212,951) (Unaudited) cont.

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with Bank of America,
N.A. for the obligation to receive a fixed rate of 4.55%
versus the three month USD-LIBOR-BBA maturing
August 17, 2021.	$1,857,000	Aug-11/4.55	$60,445

Option on an interest rate swap with Bank of America,
N.A. for the obligation to pay a fixed rate of 4.70%
versus the three month USD-LIBOR-BBA maturing
August 8, 2021.	1,266,000	Aug-11/4.70	80,492

Option on an interest rate swap with Bank of America,
N.A. for the obligation to receive a fixed rate of 4.70%
versus the three month USD-LIBOR-BBA maturing
August 8, 2021.	1,266,000	Aug-11/4.70	34,574

Option on an interest rate swap with Citibank, N.A. for
the obligation to pay a fixed rate of 4.5475% versus the
three month USD-LIBOR-BBA maturing July 26, 2021.	3,605,500	Jul-11/4.5475	202,052

Option on an interest rate swap with Citibank, N.A. for
the obligation to receive a fixed rate of 4.5475% versus
the three month USD-LIBOR-BBA maturing July 26,
2021.	3,605,500	Jul-11/4.5475	110,256

Option on an interest rate swap with Citibank, N.A. for
the obligation to pay a fixed rate of 4.52% versus the
three month USD-LIBOR-BBA maturing July 26, 2021.	7,211,000	Jul-11/4.52	394,153

Option on an interest rate swap with Citibank, N.A. for
the obligation to receive a fixed rate of 4.52% versus the
three month USD-LIBOR-BBA maturing July 26, 2021.	7,211,000	Jul-11/4.52	226,714

Option on an interest rate swap with Barclays Bank
PLC for the obligation to pay a fixed rate of 4.02%
versus the three month USD-LIBOR-BBA maturing
September 28, 2020.	8,992,900	Sep-10/4.02	269,877

Option on an interest rate swap with Barclays Bank
PLC for the obligation to receive a fixed rate of 4.02%
versus the three month USD-LIBOR-BBA maturing
September 28, 2020.	8,992,900	Sep-10/4.02	148,203

Option on an interest rate swap with Bank of America,
N.A. for the obligation to pay a fixed rate of 4.72%
versus the three month USD-LIBOR-BBA maturing
January 19, 2022.	5,404,500	Jan-12/4.72	333,404

Option on an interest rate swap with Bank of America,
N.A. for the obligation to receive a fixed rate of 4.72%
versus the three month USD-LIBOR-BBA maturing
January 19, 2022.	5,404,500	Jan-12/4.72	207,154

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 5.27%
versus the three month USD-LIBOR-BBA maturing
February 12, 2025.	91,380	Feb-15/5.27	6,906

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 5.27% versus the three month USD-LIBOR-BBA
maturing February 12, 2025.	91,380	Feb-15/5.27	5,491

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of
4.8675% versus the three month USD-LIBOR-BBA
maturing April 12, 2022.	189,400	Apr-12/4.8675	12,796

42

WRITTEN OPTIONS OUTSTANDING at 4/30/10 (premiums received $5,212,951) (Unaudited) cont.

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.8675% versus the three month USD-LIBOR-BBA
maturing April 12, 2022.	$189,400	Apr-12/4.8675	$7,381

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 4.02%
versus the three month USD-LIBOR-BBA maturing
October 14, 2020.	1,898,700	Oct-10/4.02	57,796

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.02% versus the three month USD-LIBOR-BBA
maturing October 14, 2020.	1,898,700	Oct-10/4.02	35,639

Option on an interest rate swap with Barclays Bank
PLC for the obligation to receive a fixed rate of 4.7375%
versus the three month USD-LIBOR-BBA maturing
March 9, 2021.	5,836,600	Mar-11/4.7375	86,207

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.665% versus the three month USD-LIBOR-BBA
maturing March 8, 2021.	5,836,600	Mar-11/4.665	94,028

Total			$3,968,136

TBA SALE COMMITMENTS OUTSTANDING at 4/30/10 (proceeds receivable $9,638,438) (Unaudited)

	Principal	Settlement
Agency	amount	date	Value

FNMA, 6s, May 1, 2040	$9,000,000	5/13/10	$9,608,906

Total			$9,608,906

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 4/30/10 (Unaudited)

			Upfront		Payments	Payments	Unrealized
Swap counterparty /			premium	Termination	made by	received by	appreciation/
Notional amount			received (paid)	date	fund per annum	fund per annum	(depreciation)

Bank of America, N.A.
	$5,479,600		$(2,941)	3/25/30	4.3%	3 month USD-
						LIBOR-BBA	$(106,827)

Barclays Bank PLC
AUD	410,000	E	—	2/4/20	6 month AUD-
					BBR-BBSW	6.8%	4,617

	$3,618,700	E	—	3/9/21	4.2375%	3 month USD-
						LIBOR-BBA	(48,961)

Citibank, N.A.
	485,000		—	11/6/14	2.775%	3 month USD-
						LIBOR-BBA	(13,819)

GBP	960,000		—	4/8/15	6 month GBP-
					LIBOR-BBA	2.8875%	(3,051)

EUR	2,090,000		—	4/27/12	1.464%	6 month EUR-
						EURIBOR-
						REUTERS	(3,104)

43

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 4/30/10 (Unaudited) cont.

			Upfront		Payments	Payments	Unrealized
Swap counterparty /			premium	Termination	made by	received by	appreciation/
Notional amount			received (paid)	date	fund per annum	fund per annum	(depreciation)

Credit Suisse International
EUR	4,180,000		$—	2/16/12	6 month EUR-
					EURIBOR-
					REUTERS	1.543%	$24,014

	$2,049,600		49	3/19/11	3 month USD-
					LIBOR-BBA	0.5%	(1,088)

CHF	1,440,000		—	4/9/15	1.655%	6 month CHF-
						LIBOR-BBA	(8,909)

	$160,000		—	11/19/14	2.505%	3 month USD-
						LIBOR-BBA	(2,256)

	485,000		—	11/6/14	2.7626%	3 month USD-
						LIBOR-BBA	(13,533)

	320,000		—	11/10/14	2.6875%	3 month USD-
						LIBOR-BBA	(7,629)

Deutsche Bank AG
EUR	2,090,000		—	2/26/12	6 month EUR-
					EURIBOR-
					REUTERS	1.486%	8,278

EUR	2,090,000		—	3/1/12	6 month EUR-
					EURIBOR-
					REUTERS	1.438%	5,406

EUR	2,090,000		—	4/22/12	1.445%	6 month EUR-
						EURIBOR-
						REUTERS	(2,428)

EUR	2,090,000		—	4/23/12	1.436%	6 month EUR-
						EURIBOR-
						REUTERS	(1,911)

	$44,851,000		149,704	4/30/20	3 month USD-
					LIBOR-BBA	3.71%	382,645

	9,944,000		—	5/5/12	1.194%	3 month USD-
						LIBOR-BBA	—

Goldman Sachs International
AUD	197,500	E	—	2/23/20	6 month AUD-
					BBR-BBSW	6.6925%	1,601

AUD	680,000	E	—	2/23/20	6 month AUD-
					BBR-BBSW	6.7%	5,665

GBP	480,000		—	3/31/20	6 month GBP-
					LIBOR-BBA	3.8%	159

GBP	860,000		—	3/31/15	2.85%	6 month GBP-
						LIBOR-BBA	4,129

GBP	480,000		—	4/1/20	6 month GBP-
					LIBOR-BBA	3.8%	87

GBP	870,000		—	4/1/15	2.8515%	6 month GBP-
						LIBOR-BBA	4,193

	$50,749,400		33,193	4/8/12	1.33%	3 month USD-
						LIBOR-BBA	(177,992)

EUR	2,400,000		—	4/15/12	6 month EUR-
					EURIBOR-
					REUTERS	1.516%	7,799

44

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 4/30/10 (Unaudited) cont.

			Upfront		Payments	Payments	Unrealized
Swap counterparty /			premium	Termination	made by	received by	appreciation/
Notional amount			received (paid)	date	fund per annum	fund per annum	(depreciation)

Goldman Sachs International cont.
GBP	7,620,000		$ —	1/29/12	1.739%	6 month GBP-
						LIBOR-BBA	$(59,217)

AUD	380,000	E	—	2/5/20	6 month AUD-
					BBR-BBSW	6.71%	3,271

JPMorgan Chase Bank, N.A.
AUD	470,000		—	3/1/15	5.6%	6 month AUD-
						BBR-BBSW	3,897

AUD	352,500		—	3/2/15	5.6515%	6 month AUD-
						BBR-BBSW	2,309

CAD	1,860,000		—	3/1/12	1.43%	3 month CAD-
						BA-CDOR	15,713

CAD	430,000		—	3/1/20	3 month CAD-
					BA-CDOR	3.6425%	(4,629)

	$3,618,700	E	—	3/8/21	4.165%	3 month USD-
						LIBOR-BBA	(27,574)

EUR	1,940,000		—	4/7/15	2.404%	6 month EUR-
						EURIBOR-
						REUTERS	(16,911)

EUR	1,080,000		—	4/7/20	6 month EUR-
					EURIBOR-
					REUTERS	3.286%	17,294

JPY	125,030,000		—	4/12/15	6 month JPY-
					LIBOR-BBA	0.7525%	4,653

	$67,691,900		7,343	4/12/12	1.19%	3 month USD-
						LIBOR-BBA	(76,113)

	6,375,000		12,838	4/12/25	4.29%	3 month USD-
						LIBOR-BBA	(177,960)

	11,888,100		11,185	4/12/40	4.54%	3 month USD-
						LIBOR-BBA	(529,497)

GBP	960,000		—	4/9/15	2.94%	6 month GBP-
						LIBOR-BBA	(449)

	$3,959,800		5,019	4/22/14	3 month USD-
					LIBOR-BBA	2.26%	18,554

AUD	130,000		—	6/26/19	6 month AUD-
					BBR-BBSW	6.05%	243

	$81,581,500		488,988	4/29/15	2.76%	3 month USD-
						LIBOR-BBA	(165,713)

	3,000,000		—	4/29/15	3 month USD-
					LIBOR-BBA	2.636%	6,385

JPY	8,800,000	E	—	7/28/29	6 month JPY-
					LIBOR-BBA	2.67%	(2,126)

JPY	11,800,000	E	—	7/28/39	2.40%	6 month JPY-
						LIBOR-BBA	1,837

GBP	740,000		—	12/10/19	3.8325%	6 month GBP-
						LIBOR-BBA	(16,550)

AUD	167,500		—	12/17/19	6 month AUD-
					BBR-BBSW	6.15%	1,496

45

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 4/30/10 (Unaudited) cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)
JPMorgan Chase Bank, N.A. cont.
AUD	502,500	—	12/18/19	6 month AUD-
				BBR-BBSW	6.15%	$4,462

	$67,151,500	—	12/24/11	1.25059%	3 month USD-
					LIBOR-BBA	(567,713)

	3,333,900	—	1/15/13	1.861%	3 month USD-
					LIBOR-BBA	(43,658)

Total						$(1,550,911)

E See Note 1 to the financial statements regarding extended effective dates.

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 4/30/10 (Unaudited)

			Fixed payments	Total return	Unrealized
Swap counterparty /		Termination	received (paid) by	received by	appreciation/
Notional amount		date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC
$590,000		2/23/12	1.525%	USA Non Revised	$(1,168)
				Consumer Price
				Index- Urban (CPI-U)

130,647		1/12/40	(4.00%)1 month	Synthetic TRS	(650)
			USD-LIBOR	Index 4.00% 30
				year Fannie Mae
				pools

259,512		1/12/40	4.50% (1 month	Synthetic TRS	489
			USD-LIBOR)	Index 4.50% 30
				year Fannie Mae
				pools

127,030		1/12/40	(5.00%)1 month	Synthetic TRS	96
			USD-LIBOR	Index 5.00% 30
				year Fannie Mae
				pools

Citibank, N.A.
440,000		11/6/14	2.07%	USA Non Revised	(3,608)
				Consumer Price
				Index- Urban (CPI-U)

Credit Suisse International
145,000	F	11/17/14	2.025%	USA Non Revised	(1,455)
				Consumer Price
				Index- Urban (CPI-U)

145,000	F	11/19/14	2.01%	USA Non Revised	(1,560)
				Consumer Price
				Index- Urban (CPI-
				U)

440,000	F	11/6/14	2.0667%	USA Non Revised	(3,583)
				Consumer Price
				Index- Urban (CPI-U)

290,000	F	11/10/14	2.0775%	USA Non Revised	(2,186)
				Consumer Price
				Index- Urban (CPI-U)

46

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 4/30/10 (Unaudited) cont.

				Fixed payments	Total return	Unrealized
Swap counterparty /			Termination	received (paid) by	received by	appreciation/
Notional amount			date	fund per annum	or paid by fund	(depreciation)

Deutsche Bank AG
	130,647		1/12/40	4.00% (1 month	Synthetic TRS	648
				USD-LIBOR)	Index 4.00% 30
					year Fannie Mae
					pools

	259,512		1/12/40	(4.50%)1 month	Synthetic TRS	(552)
				USD-LIBOR	Index 4.50% 30
					year Fannie Mae
					pools

	127,030		1/12/40	5.00% (1 month	Synthetic TRS	(106)
				USD-LIBOR)	Index 5.00% 30
					year Fannie Mae
					pools

JPMorgan Chase Bank, N.A.
EUR	295,000	F	4/6/12	1.8575%	Eurostat Eurozone	892
					HICP excluding
					tobacco

Total						$(12,743)

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for Accounting Standard Codification ASC 820 Fair Value Measurements and Disclosures (“ASC 820”) based on securities valuation inputs.

CREDIT DEFAULT CONTRACTS OUTSTANDING at 4/30/10 (Unaudited)

		Upfront			Fixed payments
		premium		Termi-	received	Unrealized
Swap counterparty /		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Credit Suisse International
Bonos Y Oblig Del
Estado, 5 1/2%,
7/30/17	—	$(1,513)	$170,000	12/20/19	(100 bp)	$5,762

Republic of
Ireland, 3 7/8%,
7/15/10	Aa1	9,707	170,000	12/20/19	(100 bp)	(2,103)

Deutsche Bank AG
Macy’s Retail
Holdings,
7.45%,7/15/17	—	—	51,000	6/20/11	(825 bp)	(4,860)

Total						$(1,201)

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at April 30, 2010. Securities rated by Putnam are indicated by “/P.” Securities rated by Fitch are indicated by “/F.”

47

300 Fund

FORWARD CURRENCY CONTRACTS TO BUY at 4/30/10 (aggregate face value $5,189,094) (Unaudited)
				Unrealized
		Aggregate	Delivery	appreciation/
	Value	face value	date	(depreciation)

Australian Dollar	$6,644	$6,613	5/20/10	$31

British Pound	57,892	57,868	5/20/10	24

Euro	409,708	416,878	5/20/10	(7,170)

Hungarian Forint	11,407	11,598	5/20/10	(191)

Japanese Yen	4,075	4,054	5/20/10	21

Mexican Peso	4,646,834	4,690,857	5/20/10	(44,023)

Swiss Franc	1,208	1,226	5/20/10	(18)

Total				$(51,326)

FORWARD CURRENCY CONTRACTS TO SELL at 4/30/10 (aggregate face value $657,049) (Unaudited)

				Unrealized
		Aggregate	Delivery	appreciation/
	Value	face value	date	(depreciation)

British Pound	$340,935	$340,820	5/20/10	$(115)

Canadian Dollar	15,051	15,159	5/20/10	108

Euro	283,296	287,840	5/20/10	4,544

Japanese Yen	13,190	13,230	5/20/10	40

Total				$4,577

FUTURES CONTRACTS OUTSTANDING at 4/30/10 (Unaudited)

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

Euro-Bund 10 yr (Short)	48	$7,974,020	Jun-10	$(5,585)

Euro-Schatz 2 yr (Short)	92	13,366,516	Jun-10	(34,845)

U.K. Gilt 10 yr (Short)	2	354,220	Jun-10	(128)

U.S. Treasury Bond 20 yr (Long)	9	1,071,563	Jun-10	18,163

U.S. Treasury Bond 30 yr (Long)	213	26,418,656	Jun-10	390,297

U.S. Treasury Note 2 yr (Long)	29	6,309,766	Jun-10	5,858

U.S. Treasury Note 5 yr (Short)	191	22,129,141	Jun-10	(128,612)

U.S. Treasury Note 10 yr (Long)	109	12,851,781	Jun-10	67,356

Total				$312,504

WRITTEN OPTIONS OUTSTANDING at 4/30/10 (premiums received $19,085,994) (Unaudited)

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with Citibank, N.A.
for the obligation to pay a fixed rate of 4.49% versus
the three month USD-LIBOR-BBA maturing
August 17, 2021.	$12,332,000	Aug-11/4.49	$651,253

Option on an interest rate swap with Citibank, N.A.
for the obligation to receive a fixed rate of 4.49% versus
the three month USD-LIBOR-BBA maturing
August 17, 2021.	12,332,000	Aug-11/4.49	425,701

48

WRITTEN OPTIONS OUTSTANDING at 4/30/10 (premiums received $19,085,994) (Unaudited) cont.

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 4.80%
versus the three month USD-LIBOR-BBA maturing
January 17, 2022.	$38,426,000	Jan-12/4.80	$2,518,825

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.80% versus the three month USD-LIBOR-BBA
maturing January 17, 2022.	38,426,000	Jan-12/4.80	1,369,503

Option on an interest rate swap with Bank of America,
N.A. for the obligation to pay a fixed rate of 4.475%
versus the three month USD-LIBOR-BBA maturing
August 19, 2021.	9,548,000	Aug-11/4.475	497,069

Option on an interest rate swap with Bank of America,
N.A. for the obligation to receive a fixed rate of 4.475%
versus the three month USD-LIBOR-BBA maturing
August 19, 2021.	9,548,000	Aug-11/4.475	335,899

Option on an interest rate swap with Bank of America,
N.A. for the obligation to pay a fixed rate of 4.55%
versus the three month USD-LIBOR-BBA maturing
August 17, 2021.	6,166,000	Aug-11/4.55	343,631

Option on an interest rate swap with Bank of America,
N.A. for the obligation to receive a fixed rate of 4.55%
versus the three month USD-LIBOR-BBA maturing
August 17, 2021.	6,166,000	Aug-11/4.55	200,703

Option on an interest rate swap with Bank of America,
N.A. for the obligation to pay a fixed rate of 4.70%
versus the three month USD-LIBOR-BBA maturing
August 8, 2021.	3,412,000	Aug-11/4.70	216,935

Option on an interest rate swap with Bank of America,
N.A. for the obligation to receive a fixed rate of 4.70%
versus the three month USD-LIBOR-BBA maturing
August 8, 2021.	3,412,000	Aug-11/4.70	93,182

Option on an interest rate swap with Citibank, N.A. for
the obligation to pay a fixed rate of 4.5475% versus the
three month USD-LIBOR-BBA maturing July 26, 2021.	8,483,500	Jul-11/4.5475	475,415

Option on an interest rate swap with Citibank, N.A. for
the obligation to receive a fixed rate of 4.5475% versus
the three month USD-LIBOR-BBA maturing July 26,
2021.	8,483,500	Jul-11/4.5475	259,425

Option on an interest rate swap with Citibank, N.A. for
the obligation to pay a fixed rate of 4.52% versus the
three month USD-LIBOR-BBA maturing July 26, 2021.	16,967,000	Jul-11/4.52	927,416

Option on an interest rate swap with Citibank, N.A. for
the obligation to receive a fixed rate of 4.52% versus the
three month USD-LIBOR-BBA maturing July 26, 2021.	16,967,000	Jul-11/4.52	533,442

Option on an interest rate swap with Barclays Bank PLC
for the obligation to pay a fixed rate of 4.02% versus the
three month USD-LIBOR-BBA maturing September 28,
2020.	18,404,300	Sep-10/4.02	552,313

Option on an interest rate swap with Barclays Bank
PLC for the obligation to receive a fixed rate of 4.02%
versus the three month USD-LIBOR-BBA maturing
September 28, 2020.	18,404,300	Sep-10/4.02	303,303

49

WRITTEN OPTIONS OUTSTANDING at 4/30/10 (premiums received $19,085,994) (Unaudited) cont.

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with Bank of America,
N.A. for the obligation to pay a fixed rate of 4.72%
versus the three month USD-LIBOR-BBA maturing
January 19, 2022.	$23,055,600	Jan-12/4.72	$1,422,300

Option on an interest rate swap with Bank of America,
N.A. for the obligation to receive a fixed rate of 4.72%
versus the three month USD-LIBOR-BBA maturing
January 19, 2022.	23,055,600	Jan-12/4.72	883,721

Option on an interest rate swap with Barclays Bank PLC
for the obligation to pay a fixed rate of 5.36% versus the
three month USD-LIBOR-BBA maturing February 13,
2025.	795,340	Feb-15/5.36	62,800

Option on an interest rate swap with Barclays Bank
PLC for the obligation to receive a fixed rate of 5.36%
versus the three month USD-LIBOR-BBA maturing
February 13, 2025.	795,340	Feb-15/5.36	45,557

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 5.27%
versus the three month USD-LIBOR-BBA maturing
February 12, 2025.	5,042,460	Feb-15/5.27	381,059

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 5.27% versus the three month USD-LIBOR-BBA
maturing February 12, 2025.	5,042,460	Feb-15/5.27	303,001

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of
4.8675% versus the three month USD-LIBOR-BBA
maturing April 12, 2022.	5,758,100	Apr-12/4.8675	389,017

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.8675% versus the three month USD-LIBOR-BBA
maturing April 12, 2022.	5,758,100	Apr-12/4.8675	224,393

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 4.02%
versus the three month USD-LIBOR-BBA maturing
October 14, 2020.	15,604,700	Oct-10/4.02	475,007

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.02% versus the three month USD-LIBOR-BBA
maturing October 14, 2020.	15,604,700	Oct-10/4.02	292,900

Option on an interest rate swap with Barclays Bank
PLC for the obligation to receive a fixed rate of 4.7375%
versus the three month USD-LIBOR-BBA maturing
March 9, 2021.	22,181,100	Mar-11/4.7375	327,615

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.665% versus the three month USD-LIBOR-BBA
maturing March 8, 2021.	22,181,100	Mar-11/4.665	357,338

Total			$14,868,723

50

TBA SALE COMMITMENTS OUTSTANDING at 4/30/10 (proceeds receivable $41,766,563) (Unaudited)

	Principal	Settlement
Agency	amount	date	Value

FNMA, 6s, May 1, 2040	$39,000,000	5/13/10	$41,638,592

Total			$41,638,592

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 4/30/10 (Unaudited)

			Upfront		Payments	Payments	Unrealized
Swap counterparty/			premium	Termination	made by	received by	appreciation/
Notional amount			received (paid)	date	fund per annum	fund per annum	(depreciation)

Bank of America, N.A.
	$20,194,500		$(10,839)	3/25/30	4.3%	3 month USD-
						LIBOR-BBA	$(393,698)

Barclays Bank PLC
AUD	1,820,000	E	—	2/4/20	6 month AUD-
					BBR-BBSW	6.8%	20,496

	$13,752,300	E	—	3/9/21	4.2375%	3 month USD-
						LIBOR-BBA	(186,069)

	109,126,600		(6,876)	4/16/12	1.18%	3 month USD-
						LIBOR-BBA	(95,825)

	8,137,300		(2,617)	4/16/13	1.78%	3 month USD-
						LIBOR-BBA	(27,152)

	153,301,400		(37,231)	4/27/11	0.60%	3 month USD-
						LIBOR-BBA	17,798

Citibank, N.A.
	1,805,000		—	11/6/14	2.775%	3 month USD-
						LIBOR-BBA	(51,430)

GBP	4,570,000		—	4/8/15	6 month GBP-
					LIBOR-BBA	2.8875%	(14,523)

EUR	9,240,000		—	4/27/12	1.464%	6 month EUR-
						EURIBOR-
						REUTERS	(13,722)

Credit Suisse International
EUR	18,480,000		—	2/16/12	6 month EUR-
					EURIBOR-
					REUTERS	1.543%	106,167

	$3,561,800		(20,133)	2/22/40	4.58%	3 month USD-
						LIBOR-BBA	(227,871)

CHF	6,850,000		—	4/9/15	1.655%	6 month CHF-
						LIBOR-BBA	(42,381)

	$600,000		—	11/19/14	2.505%	3 month USD-
						LIBOR-BBA	(8,459)

	1,805,000		—	11/6/14	2.7626%	3 month USD-
						LIBOR-BBA	(50,364)

	1,200,000		—	11/10/14	2.6875%	3 month USD-
						LIBOR-BBA	(28,608)

Deutsche Bank AG
EUR	9,240,000		—	2/26/12	6 month EUR-
					EURIBOR-
					REUTERS	1.486%	36,598

EUR	9,240,000		—	3/1/12	6 month EUR-
					EURIBOR-
					REUTERS	1.438%	23,900

51

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 4/30/10 (Unaudited) cont.

			Upfront		Payments	Payments	Unrealized
Swap counterparty/			premium	Termination	made by	received by	appreciation/
Notional amount			received (paid)	date	fund per annum	fund per annum	(depreciation)

Deutsche Bank AG cont.
EUR	9,240,000		$—	4/22/12	1.445%	6 month EUR-
						EURIBOR-
						REUTERS	$(10,735)

EUR	9,240,000		—	4/23/12	1.436%	6 month EUR-
						EURIBOR-
						REUTERS	(8,448)

	$14,671,900		37,798	4/26/25	3 month USD-
					LIBOR-BBA	4.15%	214,045

	111,405,600		371,851	4/30/20	3 month USD-
					LIBOR-BBA	3.71%	950,455

	173,188,100		—	5/5/12	1.194%	3 month USD-
						LIBOR-BBA	—

Goldman Sachs International
AUD	877,500	E	—	2/23/20	6 month AUD-
					BBR-BBSW	6.6925%	7,115

AUD	2,950,000	E	—	2/23/20	6 month AUD-
					BBR-BBSW	6.7%	24,575

	$16,055,100		—	3/30/40	4.5375%	3 month USD-
						LIBOR-BBA	(747,054)

GBP	2,240,000		—	3/31/20	6 month GBP-
					LIBOR-BBA	3.8%	743

GBP	4,040,000		—	3/31/15	2.85%	6 month GBP-
						LIBOR-BBA	19,396

GBP	2,250,000		—	4/1/20	6 month GBP-
					LIBOR-BBA	3.8%	406

GBP	4,070,000		—	4/1/15	2.8515%	6 month GBP-
						LIBOR-BBA	19,614

	$116,584,400		76,253	4/8/12	1.33%	3 month USD-
						LIBOR-BBA	(408,893)

	134,448,100		343,169	4/8/15	2.94%	3 month USD-
						LIBOR-BBA	(2,187,134)

EUR	11,750,000		—	4/15/12	6 month EUR-
					EURIBOR-
					REUTERS	1.516%	38,181

GBP	33,590,000		—	1/29/12	1.739%	6 month GBP-
						LIBOR-BBA	(261,035)

AUD	1,690,000	E	—	2/5/20	6 month AUD-
					BBR-BBSW	6.71%	14,548

	$98,000,000		—	9/18/11	1.3225%	3 month USD-
						LIBOR-BBA	(775,258)

JPMorgan Chase Bank, N.A.
AUD	1,830,000		—	3/1/15	5.6%	6 month AUD-
						BBR-BBSW	15,174

AUD	1,372,500		—	3/2/15	5.6515%	6 month AUD-
						BBR-BBSW	8,992

CAD	8,030,000		—	3/1/12	1.43%	3 month CAD-
						BA-CDOR	67,835

52

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 4/30/10 (Unaudited) cont.

			Upfront		Payments	Payments	Unrealized
Swap counterparty/			premium	Termination	made by	received by	appreciation/
Notional amount			received (paid)	date	fund per annum	fund per annum	(depreciation)

JPMorgan Chase Bank, N.A.cont.
CAD	1,860,000		—	3/1/20	3 month CAD-
					BA-CDOR	3.6425%	(20,022)

	$13,752,300	E	—	3/8/21	4.165%	3 month USD-
						LIBOR-BBA	(104,793)

EUR	9,090,000		—	4/7/15	2.404%	6 month EUR-
						EURIBOR-
						REUTERS	(79,237)

EUR	5,050,000		—	4/7/20	6 month EUR-
					EURIBOR-
					REUTERS	3.286%	80,864

JPY	594,220,000		—	4/12/15	6 month JPY-
					LIBOR-BBA	0.7525%	22,116

	$187,028,400		20,289	4/12/12	1.19%	3 month USD-
						LIBOR-BBA	(210,296)

GBP	4,570,000		—	4/9/15	2.94%	6 month GBP-
						LIBOR-BBA	(2,135)

	$195,698,900		(153,071)	4/22/12	1.13%	3 month USD-
						LIBOR-BBA	(52,424)

AUD	520,000		—	6/26/19	6 month AUD-
					BBR-BBSW	6.05%	970

	$124,010,900		743,304	4/29/15	2.76%	3 month USD-
						LIBOR-BBA	(251,898)

	2,000,000		—	4/29/15	3 month USD-
					LIBOR-BBA	2.636%	4,256

JPY	36,800,000	E	—	7/28/29	6 month JPY-
					LIBOR-BBA	2.67%	(8,888)

JPY	49,400,000	E	—	7/28/39	2.40%	6 month JPY-
						LIBOR-BBA	7,691

GBP	2,890,000		—	12/10/19	3.8325%	6 month GBP-
						LIBOR-BBA	(64,635)

AUD	657,500		—	12/17/19	6 month AUD-
					BBR-BBSW	6.15%	5,874

AUD	1,972,500		—	12/18/19	6 month AUD-
					BBR-BBSW	6.15%	17,516

	$136,619,300		—	12/24/11	1.25059%	3 month USD-
						LIBOR-BBA	(1,155,016)

Total							$(5,762,678)

E See Note 1 to the financial statements regarding extended effective dates.

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 4/30/10 (Unaudited)

		Fixed payments	Total return	Unrealized
Swap counterparty/	Termination	received (paid) by	received by	appreciation/
Notional amount	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC
$2,180,000	2/23/12	1.525%	USA Non Revised	$(4,316)
Consumer Price
Index- Urban (CPI-U)

53

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 4/30/10 (Unaudited) cont.

				Fixed payments	Total return	Unrealized
	Swap counterparty/		Termination	received (paid) by	received by	appreciation/
	Notional amount		date	fund per annum	or paid by fund	(depreciation)

	Barclays Bank PLC cont.
	$444,862		1/12/40	(4.00%)1 month	Synthetic TRS	$(2,213)
				USD-LIBOR	Index 4.00% 30
					year Fannie Mae
					pools

	883,326		1/12/40	4.50% (1 month	Synthetic TRS	1,665
				USD-LIBOR)	Index 4.50% 30
					year Fannie Mae
					pools

	432,545		1/12/40	(5.00%)1 month	Synthetic TRS	325
				USD-LIBOR	Index 5.00% 30
					year Fannie Mae
					pools

	Citibank, N.A.
	1,635,000		11/6/14	2.07%	USA Non Revised	(13,408)
					Consumer Price
					Index- Urban (CPI-U)

	Credit Suisse International
	545,000	F	11/17/14	2.025%	USA Non Revised	(5,468)
					Consumer Price
					Index- Urban (CPI-U)

	545,000	F	11/19/14	2.01%	USA Non Revised	(5,864)
					Consumer Price
					Index- Urban (CPI-U)

	1,635,000	F	11/6/14	2.0667%	USA Non Revised	(13,315)
					Consumer Price
					Index- Urban (CPI-U)

	1,090,000	F	11/10/14	2.0775%	USA Non Revised	(8,215)
					Consumer Price
					Index- Urban (CPI-U)

	Deutsche Bank AG
	444,862		1/12/40	4.00% (1 month	Synthetic TRS	2,207
				USD-LIBOR)	Index 4.00% 30
					year Fannie Mae
					pools

	883,326		1/12/40	(4.50%)1 month	Synthetic TRS	(1,877)
				USD-LIBOR	Index 4.50% 30
					year Fannie Mae
					pools

	432,545		1/12/40	5.00% (1 month	Synthetic TRS	(360)
				USD-LIBOR)	Index 5.00% 30
					year Fannie Mae
					pools

	JPMorgan Chase Bank, N.A.
EUR	1,090,000	F	4/6/12	1.8575%	Eurostat Eurozone	3,296
					HICP excluding
					tobacco

Total						$(47,543)

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for Accounting Standard Codification ASC 820 Fair Value Measurements and Disclosures (“ASC 820”) based on securities valuation inputs.

54

CREDIT DEFAULT CONTRACTS OUTSTANDING at 4/30/10 (Unaudited)

		Upfront			Fixed payments
		premium		Termi-	received	Unrealized
Swap counterparty/		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Credit Suisse International
Bonos Y Oblig Del
Estado, 5 1/2%,
7/30/17	—	$(5,786)	$650,000	12/20/19	(100 bp)	$22,033

Republic of
Ireland, 3 7/8%,
7/15/10	Aa1	37,114	650,000	12/20/19	(100 bp)	(8,041)

Deutsche Bank AG
Macy’s Retail
Holdings,
7.45%,7/15/17	—	—	144,500	6/20/11	(825 bp)	(13,770)

Total						$222

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at April 30, 2010. Securities rated by Putnam are indicated by “/P.” Securities rated by Fitch are indicated by “/F.” ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

100 Fund

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Asset-backed securities	$—	$1,910,683	$—

Corporate bonds and notes	—	19,501,121	—

Foreign government bonds and notes	—	1,525,349	—

Mortgage-backed securities	—	60,301,801	28,034

Purchased options outstanding	—	1,713,188	—

U.S. Government Agency Obligations	—	3,926,701	—

U.S. Government Agency Mortgage Obligations	—	9,608,906	—

U.S. Treasury Obligations	—	603,569	—

Short-term investments	32,702,924	144,748,698	—

Totals by level	$32,702,924	$243,840,016	$28,034

55

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts to buy	$—	$(1,670)	$—

Forward currency contracts to sell	—	986	—

Futures contracts	355,508	—	—

Written options	—	(3,968,136)	—

TBA sale commitments	—	(9,608,906)	—

Interest rate swap contracts	—	(2,256,289)	—

Total return swap contracts	—	(12,743)	—

Credit default contracts	—	(9,395)	—

Totals by level	$355,508	$(15,856,153)	$—

At the start and close of the reporting period, Level 3 investments in securities are not considered a significant portion of the fund’s portfolio.

300 Fund

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Asset-backed securities	$—	$7,628,093	$—

Corporate bonds and notes	—	123,129,457	—

Foreign government bonds and notes	—	6,256,695	—

Mortgage-backed securities	—	277,271,137	173,542

Purchased options outstanding	—	4,600,138	—

U.S. Government Agency Obligations	—	7,879,896	—

U.S. Government Agency Mortgage Obligations	—	41,638,592	—

U.S. Treasury Obligations	—	1,208,343	—

Short-term investments	64,449,107	208,400,703	—

Totals by level	$64,449,107	$678,013,054	$173,542

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts to buy	$—	$(51,326)	$—

Forward currency contracts to sell	—	4,577	—

Futures contracts	312,504	—	—

Written options	—	(14,868,723)	—

TBA sale commitments	—	(41,638,592)	—

Interest rate swap contracts	—	(7,124,575)	—

Total return swap contracts	—	(47,543)	—

Credit default contracts	—	(31,106)	—

Totals by level	$312,504	$(63,757,288)	$—

At the start and close of the reporting period, Level 3 investments in securities are not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

56

Statement of assets and liabilities 4/30/10 (Unaudited)

Putnam Absolute Return 100 Fund

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $240,623,409)	$243,868,050
Affiliated issuers (identified cost $32,702,924) (Note 7)	32,702,924

Cash	143,883

Interest and other receivables	970,114

Receivable for shares of the fund sold	8,467,116

Receivable for investments sold	1,265

Receivable for sales of delayed delivery securities (Note 1)	9,656,438

Receivable for variation margin (Note 1)	195,764

Unrealized appreciation on forward currency contracts (Note 1)	1,034

Unrealized appreciation on swap contracts (Note 1)	536,594

Premium paid on swap contracts (Note 1)	4,454

Total assets	296,547,636

LIABILITIES

Payable for investments purchased	3,679,675

Payable for purchases of delayed delivery securities (Note 1)	9,640,969

Payable for shares of the fund repurchased	4,578,038

Payable for compensation of Manager (Note 2)	103,202

Payable for investor servicing fees (Note 2)	30,837

Payable for custodian fees (Note 2)	9,904

Payable for Trustee compensation and expenses (Note 2)	524

Payable for administrative services (Note 2)	757

Payable for distribution fees (Note 2)	71,688

Unrealized depreciation on forward currency contracts (Note 1)	1,718

Written options outstanding, at value (premiums received $5,212,951) (Notes 1 and 3)	3,968,136

Premium received on swap contracts (Note 1)	718,026

Unrealized depreciation on swap contracts (Note 1)	2,101,449

TBA sale commitments, at value (proceeds receivable $9,638,438) (Note 1)	9,608,906

Collateral on certain derivative contracts, at value (Note 1)	603,569

Other accrued expenses	66,514

Total liabilities	35,183,912

Net assets	$261,363,724

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$258,031,177

Undistributed net investment income (Note 1)	1,882,478

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(1,859,221)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	3,309,290

Total — Representing net assets applicable to capital shares outstanding	$261,363,724

(Continued on next page)

57

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($123,949,004 divided by 11,908,784 shares)	$10.41

Offering price per class A share (100/99.00 of $10.41)*	$10.52

Net asset value and offering price per class B share ($2,607,403 divided by 251,595 shares)**	$10.36

Net asset value and offering price per class C share ($59,204,199 divided by 5,728,927 shares)**	$10.33

Net asset value and redemption price per class M share ($1,597,848 divided by 153,748 shares)	$10.39

Offering price per class M share (100/99.25 of $10.39)*	$10.47

Net asset value, offering price and redemption price per class R share
($129,256 divided by 12,463 shares)	$10.37

Net asset value, offering price and redemption price per class Y share
($73,876,014 divided by 7,078,893 shares)	$10.44

* On single retail sales of less than $500,000. On sales of $500,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

58

Statement of operations Six months ended 4/30/10 (Unaudited)

Putnam Absolute Return 100 Fund

INVESTMENT INCOME

Interest (including interest income of $37,058 from investments in affiliated issuers) (Note 7)	$2,821,531

Total investment income	2,821,531

EXPENSES

Compensation of Manager (Note 2)	511,858

Investor servicing fees (Note 2)	151,020

Custodian fees (Note 2)	18,913

Trustee compensation and expenses (Note 2)	6,464

Administrative services (Note 2)	6,059

Distribution fees — Class A (Note 2)	106,565

Distribution fees — Class B (Note 2)	8,583

Distribution fees — Class C (Note 2)	190,554

Distribution fees — Class M (Note 2)	2,223

Distribution fees — Class R (Note 2)	221

Amortization of offering costs (Note 1)	17,942

Other	83,247

Total expenses	1,103,649

Expense reduction (Note 2)	(647)

Net expenses	1,103,002

Net investment income	1,718,529

Net realized gain on investments (Notes 1 and 3)	309,140

Net realized loss on swap contracts (Note 1)	(1,933,409)

Net realized loss on futures contracts (Note 1)	(215,029)

Net realized loss on foreign currency transactions (Note 1)	(642)

Net realized loss on written options (Notes 1 and 3)	(4,543)

Net unrealized appreciation of assets and liabilities in foreign currencies during the period	25

Net unrealized appreciation of investments, futures contracts,
swap contracts, written options, and TBA sale commitments during the period	2,298,519

Net gain on investments	454,061

Net increase in net assets resulting from operations	$2,172,590

The accompanying notes are an integral part of these financial statements.

59

Statement of changes in net assets

Putnam Absolute Return 100 Fund

INCREASE IN NET ASSETS		For the period
		12/23/08
		(commencement of
	Six months	operations) to
	ended 4/30/10*	10/31/09

Operations:
Net investment income	$1,718,529	$653,303

Net realized gain (loss) on investments and foreign currency transactions	(1,844,483)	24,232

Net unrealized appreciation of investments and assets
and liabilities in foreign currencies	2,298,544	1,010,746

Net increase in net assets resulting from operations	2,172,590	1,688,281

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(219,041)	(990)

Class B	—	(1)

Class C	(25,277)	(1)

Class M	(3,043)	(2)

Class R	(246)	(2)

Class Y	(263,833)	(2)

From net realized long-term gain on investments
Class A	(6,638)	—

Class B	(198)	—

Class C	(2,808)	—

Class M	(98)	—

Class R	(8)	—

Class Y	(6,136)	—

Redemption fees (Note 1)	1,053	1,162

Increase from capital share transactions (Note 4)	124,937,158	128,091,804

Total increase in net assets	126,583,475	129,780,249

NET ASSETS

Beginning of period (Note 6)	134,780,249	5,000,000

End of period (including undistributed net investment income
of $1,882,478 and $675,389, respectively)	$261,363,724	$134,780,249

* Unaudited

The accompanying notes are an integral part of these financial statements.

60

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61

Financial highlights (For a common share outstanding throughout the period)

Putnam Absolute Return 100 Fund

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

			Net realized										Ratio of net
	Net asset	Net	and			From net							investment
	value,	investment	unrealized	Total from	From net	realized				Total return	Net assets,	Ratio of expenses	income (loss)
	beginning	income	gain (loss) on	investment	investment	gain on	Total	Redemption	Net asset value,	at net asset	end of period	to average	to average	Portfolio
Period ended	of period	(loss) [a]	investments	operations	income	investments	distributions	fees [e]	end of period	value (%) [b]	(in thousands)	net assets (%) [c]	net assets (%)	turnover (%)

Class A
April 30, 2010 **	$10.32	.09	.03	.12	(.03)	— [e]	(.03)	—	$10.41	1.20 *	$123,949	.53 *	.89 *	23.08 *
October 31, 2009 †	10.00	.16	.16	.32	— [e]	—	— [e]	—	10.32	3.22 *	57,719	1.03 *[d]	1.51 *[d]	43.53 *

Class B
April 30, 2010 **	$10.27	.07	.02	.09	—	— [e]	— [e]	—	$10.36	.89 *	$2,607	.78 *	.64 *	23.08 *
October 31, 2009 †	10.00	.11	.16	.27	— [e]	—	— [e]	—	10.27	2.71 *	1,931	1.54 *[d]	1.03 *[d]	43.53 *

Class C
April 30, 2010 **	$10.26	.05	.03	.08	(.01)	— [e]	(.01)	—	$10.33	.78 *	$59,204	.90 *	.51 *	23.08 *
October 31, 2009 †	10.00	.11	.15	.26	— [e]	—	— [e]	—	10.26	2.61 *	20,426	1.67 *[d]	1.04 *[d]	43.53 *

Class M
April 30, 2010 **	$10.31	.09	.02	.11	(.03)	— [e]	(.03)	—	$10.39	1.09 *	$1,598	.59 *	.84 *	23.08 *
October 31, 2009 †	10.00	.15	.16	.31	— [e]	—	— [e]	—	10.31	3.12 *	850	1.16 *[d]	1.47 *[d]	43.53 *

Class R
April 30, 2010 **	$10.30	.08	.02	.10	(.03)	— [e]	(.03)	—	$10.37	1.00 *	$129	.65 *	.77 *	23.08 *
October 31, 2009 †	10.00	.11	.19	.30	— [e]	—	— [e]	—	10.30	3.02 *	14	1.24 *[d]	1.10 *[d]	43.53 *

Class Y
April 30, 2010 **	$10.34	.11	.03	.14	(.04)	— [e]	(.04)	—	$10.44	1.40 *	$73,876	.40 *	1.04 *	23.08 *
October 31, 2009 †	10.00	.20	.14	.34	— [e]	—	— [e]	—	10.34	3.42 *	53,840	.81 *[d]	1.87 *[d]	43.53 *

* Not annualized.

** Unaudited.

† For the period December 23, 2008 (commencement of operations) to October 31, 2009.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset arrangements (Note 2).

d Reflects an involuntary contractual expense limitation. As a result of such limitation, the expenses of each class reflect a reduction of 0.44% based on average net assets for the period ended October 31, 2009 (Note 2).

e Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

62	63

Statement of assets and liabilities 4/30/10 (Unaudited)

Putnam Absolute Return 300 Fund

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $665,279,043)	$678,206,596
Affiliated issuers (identified cost $64,429,107) (Note 7)	64,429,107

Cash	528,431

Interest and other receivables	4,905,554

Receivable for shares of the fund sold	15,562,588

Receivable for investments sold	6,199

Receivable for sales of delayed delivery securities (Note 1)	41,844,563

Receivable for variation margin (Note 1)	280,031

Unrealized appreciation on forward currency contracts (Note 1)	4,781

Unrealized appreciation on swap contracts (Note 1)	1,754,851

Premium paid on swap contracts (Note 1)	236,553

Total assets	807,759,254

LIABILITIES

Payable for investments purchased	44,611,759

Payable for purchases of delayed delivery securities (Note 1)	41,777,531

Payable for shares of the fund repurchased	846,372

Payable for compensation of Manager (Note 2)	315,491

Payable for investor servicing fees (Note 2)	74,028

Payable for custodian fees (Note 2)	12,180

Payable for administrative services (Note 2)	1,778

Payable for distribution fees (Note 2)	192,166

Unrealized depreciation on forward currency contracts (Note 1)	51,530

Written options outstanding, at value (premiums received $19,085,994) (Notes 1 and 3)	14,868,723

Premium received on swap contracts (Note 1)	1,629,778

Unrealized depreciation on swap contracts (Note 1)	7,564,850

TBA sale commitments, at value (proceeds receivable $41,766,563) (Note 1)	41,638,592

Collateral on certain derivative contracts, at value (Note 1)	1,228,343

Other accrued expenses	105,362

Total liabilities	154,918,483

Net assets	$652,840,771

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$638,480,316

Undistributed net investment income (Note 1)	7,405,107

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(4,774,510)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	11,729,858

Total — Representing net assets applicable to capital shares outstanding	$652,840,771

(Continued on next page)

64

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($291,533,698 divided by 26,936,929 shares)	$10.82

Offering price per class A share (100/99.00 of $10.82)*	$10.93

Net asset value and offering price per class B share ($12,730,643 divided by 1,182,430 shares)**	$10.77

Net asset value and offering price per class C share ($167,906,697 divided by 15,637,975 shares)**	$10.74

Net asset value and redemption price per class M share ($6,569,146 divided by 608,459 shares)	$10.80

Offering price per class M share (100/99.25 of $10.80)*	$10.88

Net asset value, offering price and redemption price per class R share
($324,598 divided by 30,043 shares)	$10.80

Net asset value, offering price and redemption price per class Y share
($173,775,989 divided by 16,024,387 shares)	$10.84

* On single retail sales of less than $500,000. On sales of $500,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

65

Statement of operations Six months ended 4/30/10 (Unaudited)

Putnam Absolute Return 300 Fund

INVESTMENT INCOME

Interest (including interest income of $73,288 from investments in affiliated issuers) (Note 7)	$10,367,439

Total investment income	10,367,439

EXPENSES

Compensation of Manager (Note 2)	1,372,840

Investor servicing fees (Note 2)	326,342

Custodian fees (Note 2)	22,240

Trustee compensation and expenses (Note 2)	14,160

Administrative services (Note 2)	13,137

Distribution fees — Class A (Note 2)	232,921

Distribution fees — Class B (Note 2)	35,539

Distribution fees — Class C (Note 2)	544,352

Distribution fees — Class M (Note 2)	7,817

Distribution fees — Class R (Note 2)	442

Amortization of offering costs (Note 1)	17,942

Other	138,879

Total expenses	2,726,611

Expense reduction (Note 2)	(1,530)

Net expenses	2,725,081

Net investment income	7,642,358

Net realized gain on investments (Notes 1 and 3)	1,234,184

Net realized loss on swap contracts (Note 1)	(4,348,979)

Net realized loss on futures contracts (Note 1)	(1,271,194)

Net realized loss on foreign currency transactions (Note 1)	(2,224)

Net realized loss on written options (Notes 1 and 3)	(20,894)

Net unrealized depreciation of assets and liabilities in foreign currencies during the period	(43,719)

Net unrealized appreciation of investments, futures contracts,
swap contracts, written options, and TBA sale commitments during the period	6,893,351

Net gain on investments	2,440,525

Net increase in net assets resulting from operations	$10,082,883

The accompanying notes are an integral part of these financial statements.

66

Statement of changes in net assets

Putnam Absolute Return 300 Fund

INCREASE IN NET ASSETS		For the period
		12/23/08
		(commencement of
	Six months	operations) to
	ended 4/30/10*	10/31/09

Operations:
Net investment income	$7,642,358	$2,760,851

Net realized loss on investments and foreign currency transactions	(4,409,107)	(285,462)

Net unrealized appreciation of investments and assets
and liabilities in foreign currencies	6,849,632	4,880,226

Net increase in net assets resulting from operations	10,082,883	7,355,615

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(1,325,517)	(990)

Class B	(55,453)	(1)

Class C	(623,791)	(1)

Class M	(29,907)	(2)

Class R	(695)	(2)

Class Y	(1,041,684)	(2)

Redemption fees (Note 1)	4,057	3,546

Increase from capital share transactions (Note 4)	397,177,428	236,295,287

Total increase in net assets	404,187,321	243,653,450

NET ASSETS

Beginning of period (Note 6)	248,653,450	5,000,000

End of period (including undistributed net investment income
of $7,405,107 and $2,839,796, respectively)	$652,840,771	$248,653,450

* Unaudited

The accompanying notes are an integral part of these financial statements.

67

Financial highlights (For a common share outstanding throughout the period)

Putnam Absolute Return 300 Fund

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

												Ratio of net
			Net realized									investment
	Net asset value,		and unrealized	Total from	From net				Total return	Net assets,	Ratio of expenses	income (loss)
	beginning	Net investment	gain (loss) on	investment	investment	Total	Redemption	Net asset value,	at net asset	end of period	to average	to average	Portfolio turnover
Period ended	of period	income (loss) [a]	investments	operations	income	distributions	fees [e]	end of period	value (%) [b]	(in thousands)	net assets (%) [c]	net assets (%)	(%)

Class A
April 30, 2010 **	$10.65	.20	.07	.27	(.10)	(.10)	—	$10.82	2.58 *	$291,534	.56 *	1.82 *	69.37 *
October 31, 2009 †	10.00	.32	.33	.65	— [e]	— [e]	—	10.65	6.52 *	107,098	1.11 *[d]	3.02 *[d]	39.12 *

Class B
April 30, 2010 **	$10.60	.17	.07	.24	(.07)	(.07)	—	$10.77	2.31 *	$12,731	.82 *	1.59 *	69.37 *
October 31, 2009 †	10.00	.26	.34	.60	— [e]	— [e]	—	10.60	6.01 *	6,056	1.63 *[d]	2.49 *[d]	39.12 *

Class C
April 30, 2010 **	$10.59	.16	.07	.23	(.08)	(.08)	—	$10.74	2.19 *	$167,907	.94 *	1.45 *	69.37 *
October 31, 2009 †	10.00	.28	.31	.59	— [e]	— [e]	—	10.59	5.91 *	58,151	1.76 *[d]	2.66 *[d]	39.12 *

Class M
April 30, 2010 **	$10.63	.19	.08	.27	(.10)	(.10)	—	$10.80	2.56 *	$6,569	.62 *	1.76 *	69.37 *
October 31, 2009 †	10.00	.29	.34	.63	— [e]	— [e]	—	10.63	6.32 *	1,926	1.24 *[d]	2.74 *[d]	39.12 *

Class R
April 30, 2010 **	$10.62	.18	.08	.26	(.08)	(.08)	—	$10.80	2.43 *	$325	.69 *	1.65 *	69.37 *
October 31, 2009 †	10.00	.30	.32	.62	— [e]	— [e]	—	10.62	6.22 *	88	1.33 *[d]	2.87 *[d]	39.12 *

Class Y
April 30, 2010 **	$10.67	.21	.07	.28	(.11)	(.11)	—	$10.84	2.68 *	$173,776	.44 *	1.96 *	69.37 *
October 31, 2009 †	10.00	.39	.28	.67	— [e]	— [e]	—	10.67	6.72 *	75,335	.90 *[d]	3.67 *[d]	39.12 *

* Not annualized.

** Unaudited.

† For the period December 23, 2008 (commencement of operations) to October 31, 2009.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset arrangements (Note 2).

d Reflects an involuntary contractual expense limitation. As a result of such limitation, the expenses of each class reflect a reduction of 0.15% based on average net assets for the period ended October 31, 2009 (Note 2).

e Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

68	69

Notes to financial statements 4/30/10 (Unaudited)

Note 1: Significant accounting policies

Putnam Absolute Return 100 and 300 Funds (the funds) are each a diversified series of Putnam Funds Trust (the trust), a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The funds seek to earn a positive total return that exceeds, by a targeted amount, the rate of inflation, as reflected by the return of the Bank of America Merrill Lynch U.S. Treasury Bill Index over a reasonable period of time regardless of market conditions or general market direction. The funds pursue their goals through portfolios that are structured to offer varying degrees of risk, expected volatility and expected returns. The funds will invest primarily in a broadly diversified portfolio reflecting uncorrelated fixed income strategies designed to exploit market inefficiencies across global markets and fixed income sectors. The funds may invest a significant portion of their assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the markets perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to sell or buy.

Each fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 1.00% and 0.75%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within two years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs.

Prior to April 5, 2010, the maximum front-end sales charge for class A and class M shares was 3.25% and 2.00%, respectively. Prior to April 5, 2010, class B shares were subject to a contingent deferred sales charge, if those shares were redeemed within four years of purchase.

A 1.00% redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 7 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of each fund are borne pro-rata based on the relative net assets of each class to the total net assets of each fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the funds enter into contracts that may include agreements to indemnify another party under given circumstances. The funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the funds. However, the funds’ management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the funds in the preparation of their financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the period from November 1, 2009 through April 30, 2010 (the reporting period). Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued, June 11, 2010, have been evaluated in the preparation of the financial statements.

A) Security valuation Market quotations are not considered to be readily available for certain debt obligations; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Investment Management, LLC (Putnam Management), the funds’ manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which considers such factors as security prices, yields, maturities and ratings). Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

B) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

C) Stripped securities Each fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The market value of these securities is highly sensitive to changes in interest rates.

D) Foreign currency translation The accounting records of the funds are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the funds after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The funds do not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

E) Futures and options contracts Each fund may use futures and options contracts to hedge against changes in the values of securities the fund owns, owned or expects to purchase, or for other investment purposes. Each fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to each fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to each fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the funds’ portfolios. The funds had average contract amounts of approximately 300 and 700 (for 100 Fund and 300 Fund, respectively) on futures contracts for the reporting period. The funds had average contract amounts of approximately $31,500,000 and $100,000,000 (for 100 Fund and 300 Fund, respectively) on purchased options contracts for the reporting period. See Note 3 for the volume of written options contracts activity for the reporting period.

F) Forward currency contracts Each fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term investments), or for other investment purposes. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the funds’ portfolios. The funds had average contract amounts of approximately $200,000 and $3,000,000 (for 100 Fund and 300 Fund, respectively) on forward currency contracts for the reporting period.

G) Total return swap contracts Each fund may enter into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount to help enhance each fund’s return and manage each fund’s exposure to credit risk. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk, is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Total return swap contracts outstanding at period end, if any, are listed after the funds’ portfolios. The funds had average notional amounts of approximately $2,100,000 and $7,700,000 (for 100 Fund and 300 Fund, respectively) on total return swap contracts for the reporting period.

H) Interest rate swap contracts Each fund may enter into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to manage the fund’s exposure to interest rates. An interest rate swap can be purchased or sold with an upfront premium. An upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. The fund’s maximum risk of loss from counterparty risk, is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Interest rate swap contracts outstanding at period end, if any, are listed after the funds’ portfolios. The funds had average notional amounts of approximately $324,400,000 and $1,236,100,000 (for 100 Fund and 300 Fund, respectively) on interest rate swap contracts for the reporting period.

I) Credit default contracts Each fund may enter into credit default contracts to provide a measure of protection against risk of loss following a default, or other credit event in respect of issuers within an underlying index or a single issuer, or to gain credit exposure to an underlying index or issuer. In a credit default contract, the protection buyer typically makes an up front payment and a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. An upfront payment received by the fund, as the protection seller, is recorded as a liability on the fund’s books. An upfront payment made by the fund, as the protection buyer, is recorded as an asset on the fund’s books. Periodic payments received or paid by the fund are recorded as realized gains or losses. The credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and market value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, each fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount of the relevant credit default contract. Credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the funds’ portfolios. For each fund, outstanding notional on credit default swap contracts at the close of the reporting period are indicative of the volume of activity during the period.

J) Master agreements Each fund is a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the funds is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty. Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the funds had net liability positions of $5,403,715 and $19,370,761 (for 100 Fund and 300 Fund, respectively) on derivative contracts subject to the Master Agreements. Collateral posted by the funds totaled $3,890,738 and $15,638,979 (for 100 Fund and 300 Fund, respectively).

K) TBA purchase commitments Each fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund’s other assets. Unsettled TBA purchase commitments are valued at fair value of the underlying securities, according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss.

Although each fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

L) TBA sale commitments Each fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

Unsettled TBA sale commitments are valued at the fair value of the underlying securities, generally according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. TBA sale commitments outstanding at period end, if any, are listed after the funds’ portfolios.

M) Dollar rolls To enhance returns, each fund may enter into dollar rolls (principally using TBAs) in which the fund sells securities for delivery in the current month and simultaneously contracts to purchase similar securities on a specified future date. During the period between the sale and subsequent purchase, the fund will not be entitled to receive income and principal payments on the securities sold. The fund will, however, retain the difference between the initial sales price and the forward price for the future purchase. The fund will also be able to earn interest on the cash proceeds that are received from the initial sale, on settlement date. The fund may be exposed to market or credit risk if the price of the security changes unfavorably or the counterparty fails to perform under the terms of the agreement.

N) Federal taxes It is the policy of each fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of each fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Each fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The funds did not have any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each fund’s federal tax return for the prior fiscal year remains subject to examination by the Internal Revenue Service and state departments of revenue.

At October 31, 2009, the 300 Fund had a capital loss carryover of $595,925 available to the extent allowed by the Code to offset future net capital gain, if any. This capital loss carryover will expire on October 31, 2017.

The aggregate identified cost on a tax basis is as follows:

	Cost	Appreciation	Depreciation	Net Appreciation

100 Fund	$273,326,333	$3,946,634	$701,993	$3,244,641

300 Fund	729,708,150	16,146,786	3,219,233	12,927,553

O) Distributions to shareholders Distributions to shareholders from net investment income are recorded by each fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the funds’ fiscal year. Reclassifications are made to the funds’ capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

P) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Q) Offering costs The offering costs of $125,939 and $125,939 (for 100 Fund and 300 Fund, respectively) have been fully amortized on a straight-line basis over a twelve-month period as of December 23, 2009. As of the close of the reporting period, the funds have reimbursed Putnam Management for the payment of these expenses.

Note 2: Management fee, administrative services and other transactions

Effective February 1, 2010, each fund pays Putnam Management a management fee (base fee) (based on each fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the funds’ management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

100 Fund: 0.63% of the first $5 billion, 0.58% of the next $5 billion, 0.53% of the next $10 billion, 0.48% of the next $10 billion, 0.43% of the next $50 billion, 0.41% of the next $50 billion, 0.40% of the next $100 billion, and 0.395% of any excess thereafter.

300 Fund: 0.73% of the first $5 billion, 0.68% of the next $5 billion, 0.63% of the next $10 billion, 0.58% of the next $10 billion, 0.53% of the next $50 billion, 0.51% of the next $50 billion, 0.50% of the next $100 billion, and 0.495% of any excess thereafter.

Prior to February 1, 2010, each fund paid Putnam Management for management and investment advisory services monthly based on the average net assets of each fund. Such fee was based on the following annual rates:

100 Fund: 0.55% of the first $500 million of average net assets, 0.45% of the next $500 million, 0.40% of the next $500 million, 0.35% of the next $5 billion, 0.325% of the next $5 billion, 0.305% of the next $5 billion, 0.29% of the next $5 billion and 0.28% of any excess thereafter.

300 Fund: 0.65% of the first $500 million of average net assets, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion and 0.38% of any excess thereafter.

Commencing with each fund’s thirteenth whole calendar month of operation (January 2010), the applicable base fee will be increased or decreased for each month by an amount based on the performance of the fund. The amount of the increase or decrease will be calculated monthly based on a performance adjustment rate that is equal to 0.04 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of the Bank of America Merrill Lynch U.S. Treasury Bill Index plus 1.00% and 3.00% (for 100 Fund and 300 Fund, respectively), over the performance period. The maximum annualized performance adjustment rate is +/- 0.04% and +/- 0.12% (for 100 Fund and 300 Fund, respectively). The performance period will be the thirty-six month period then ended or, if the fund has not then operated for thirty-six whole calendar months, the period from the date the fund commenced operations to the end of the month for which the fee adjustment is being computed. Each month, the performance adjustment rate will be multiplied by the fund’s average net assets over the performance period and the result will be divided by twelve. The resulting dollar amount will be added to, or subtracted from, the base fee for that month. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment will be determined based on the fund’s average net assets over the performance period of up to thirty-six months. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

For the reporting period ended, the base fee represented an effective rate of 0.25% and 0.30% (for the 100 Fund and 300 Fund, respectively) of each fund’s average net assets before an increase of $11,197 and $70,766 (for the 100 Fund and 300 Fund, respectively) (0.01% and 0.02%, of each fund’s average net assets) based on performance.

Effective August 1, 2009 through February 28, 2011 for 100 Fund and July 31, 2010 for 300 Fund, Putnam Management has contractually agreed to reimburse each fund’s expenses to the extent necessary to limit the cumulative expenses of each fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under each fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis (or from August 1, 2009 through each fund’s next fiscal year end, as applicable), to an annual rate of 0.20% of each fund’s average net assets over such fiscal year-to-date period (or since August 1, 2009, as applicable). During the reporting period, the funds’ expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the funds as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average assets of the portion of each fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the funds, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of each fund’s assets for which PAC is engaged as sub-adviser.

The funds reimburse Putnam Management an allocated amount for the compensation and related expenses of certain officers of the funds and their staff who provide administrative services to the funds. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the funds’ assets are provided by State Street Bank and Trust Company (State Street). Custody fees are based on each fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provided investor servicing agent functions to each fund. Putnam Investor Services, Inc. received fees for investor servicing, subject to certain limitations, based on each fund’s retail asset level, the number of shareholder accounts in each fund and the level of defined contribution plan assets in each fund. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

Each fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the funds’ expenses were reduced by $647 and $1,530 (for 100 Fund and 300 Fund, respectively) under the expense offset arrangements.

Each independent Trustee of the funds receives an annual Trustee fee, of which $172 and $405 (for 100 Fund and 300 Fund, respectively), as a quarterly retainer, has been allocated to the funds, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings and industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

Each fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

Each fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the funds who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the funds is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

Each fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the funds. The Plans provide for payments by each fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by each fund at an annual rate of 0.25%, 0.45%, 1.00%, 0.30% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. Prior to April 5, 2010, the annual rates were 0.85% and 0.40% of the average net assets attributable to class B and class M shares, respectively.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received the following:

	Class A	Class M
	Net Commissions	Net Commissions

100 Fund	$20,596	$1,124

300 Fund	94,664	6,445

	Class B Contingent	Class C Contingent
	Deferred Sales Charges	Deferred Sales Charges

100 Fund	$858	$7,252

300 Fund	1,922	24,728

A deferred sales charge of up to 1.00% and 0.30% (0.40% for purchases before April 1, 2010) is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received the following:

	Class A Deferred	Class M Deferred
	Sales Charges	Sales Charges

100 Fund	$11,924	$—

300 Fund	5,434	—

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated as follows:

U.S. GOVERNMENT SECURITIES	Purchases	Sales

100 Fund	$—	$—

300 Fund	3,983,750	3,981,250

OTHER SECURITIES	Purchases	Sales

100 Fund	$72,329,980	$13,173,700

300 Fund	483,641,224	156,452,404

Written option transactions during the reporting period are summarized as follows:

100 Fund		Contract Amounts	Premiums Received

Written options outstanding
at beginning of period	USD	44,956,400	$2,793,974
	JPY	—	—
	EUR	—	—

Options opened	USD	59,044,560	2,418,977
	JPY	9,000,000	5,560
	EUR	8,080,000	28,030

Options exercised	USD	—	—
	JPY	—	—
	EUR	—	—

Options expired	USD	—	—
	JPY	—	—
	EUR	—	—

Options closed	USD	—	—
	JPY	(9,000,000)	(5,560)
	EUR	(8,080,000)	(28,030)

Written options outstanding
at end of period	USD	104,000,960	$5,212,951
	JPY	—	—
	EUR	—	—

300 Fund		Contract Amounts	Premiums Received

Written options outstanding
at beginning of period	USD	145,026,400	$8,686,385
	JPY	—	—
	EUR	—	—

Options opened	USD	227,325,800	10,399,609
	JPY	38,000,000	23,475
	EUR	36,680,000	127,244

Options exercised	USD	—	—
	JPY	—	—
	EUR	—	—

Options expired	USD	—	—
	JPY	—	—
	EUR	—	—

Options closed	USD	—	—
	JPY	(38,000,000)	(23,475)
	EUR	(36,680,000)	(127,244)

Written options outstanding
at end of period	USD	372,352,200	$19,085,994
	JPY	—	—
	EUR	—	—

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized.

Transactions in capital shares were as follows:

100 Fund

* Amount represents less than one rounded share.			For the period 12/23/08
			(commencement of operations)
	Six months ended 4/30/10		to 10/31/09

Class A	Shares	Amount	Shares	Amount

Shares sold	8,088,966	$83,878,784	6,825,199	$69,527,987

Shares issued in connection with
reinvestment of distributions	18,399	190,429	99	990

	8,107,365	84,069,213	6,825,298	69,528,977

Shares repurchased	(1,791,986)	(18,575,301)	(1,726,893)	(17,595,242)

Net increase	6,315,379	$65,493,912	5,098,405	$51,933,735

			For the period 12/23/08
			(commencement of operations)
	Six months ended 4/30/10		to 10/31/09

Class B	Shares	Amount	Shares	Amount

Shares sold	109,017	$1,125,263	219,981	$2,221,727

Shares issued in connection with
reinvestment of distributions	14	144	—*	1

	109,031	1,125,407	219,981	2,221,728

Shares repurchased	(45,507)	(469,832)	(32,910)	(333,648)

Net increase	63,524	$655,575	187,071	$1,888,080

			For the period 12/23/08
			(commencement of operations)
	Six months ended 4/30/10		to 10/31/09

Class C	Shares	Amount	Shares	Amount

Shares sold	4,070,586	$41,950,255	2,146,434	$21,760,095

Shares issued in connection with
reinvestment of distributions	1,917	19,749	—*	1

	4,072,503	41,970,004	2,146,434	21,760,096

Shares repurchased	(334,624)	(3,450,466)	(156,386)	(1,590,173)

Net increase	3,737,879	$38,519,538	1,990,048	$20,169,923

			For the period 12/23/08
			(commencement of operations)
	Six months ended 4/30/10		to 10/31/09

Class M	Shares	Amount	Shares	Amount

Shares sold	83,329	$862,704	82,444	$842,754

Shares issued in connection with
reinvestment of distributions	233	2,409	—*	2

	83,562	865,113	82,444	842,756

Shares repurchased	(12,314)	(127,465)	(944)	(9,462)

Net increase	71,248	$737,648	81,500	$833,294

			For the period 12/23/08
			(commencement of operations)
	Six months ended 4/30/10		to 10/31/09

Class R	Shares	Amount	Shares	Amount

Shares sold	16,358	$168,833	354	$3,608

Shares issued in connection with
reinvestment of distributions	25	254	—*	2

	16,383	169,087	354	3,610

Shares repurchased	(5,274)	(54,398)	—	—

Net increase	11,109	$114,689	354	$3,610

			For the period 12/23/08
			(commencement of operations)
	Six months ended 4/30/10		to 10/31/09

Class Y	Shares	Amount	Shares	Amount

Shares sold	6,602,087	$68,600,346	5,824,316	$59,636,413

Shares issued in connection with
reinvestment of distributions	17,535	181,838	—*	2

	6,619,622	68,782,184	5,824,316	59,636,415

Shares repurchased	(4,746,014)	(49,366,388)	(620,031)	(6,373,253)

Net increase	1,873,608	$19,415,796	5,204,285	$53,263,162

* Amount represents less than one rounded share.

As of the close of the reporting period, a shareholder of record owned 5.4% of the outstanding shares of the 100 Fund.

300 Fund

			For the period 12/23/08
			(commencement of operations)
	Six months ended 4/30/10		to 10/31/09

Class A	Shares	Amount	Shares	Amount

Shares sold	19,406,226	$208,352,459	12,305,812	$126,670,896

Shares issued in connection with
reinvestment of distributions	108,748	1,161,431	99	990

	19,514,974	209,513,890	12,305,911	126,671,886

Shares repurchased	(2,629,862)	(28,241,149)	(2,749,094)	(28,353,523)

Net increase	16,885,112	$181,272,741	9,556,817	$98,318,363

			For the period 12/23/08
			(commencement of operations)
	Six months ended 4/30/10		to 10/31/09

Class B	Shares	Amount	Shares	Amount

Shares sold	699,847	$7,474,020	689,644	$7,041,217

Shares issued in connection with
reinvestment of distributions	4,196	44,644	—*	1

	704,043	7,518,664	689,644	7,041,218

Shares repurchased	(93,009)	(993,449)	(119,248)	(1,215,693)

Net increase	611,034	$6,525,215	570,396	$5,825,525

			For the period 12/23/08
			(commencement of operations)
	Six months ended 4/30/10		to 10/31/09

Class C	Shares	Amount	Shares	Amount

Shares sold	10,828,448	$115,433,204	5,719,336	$59,089,277

Shares issued in connection with
reinvestment of distributions	39,534	419,847	—*	1

	10,867,982	115,853,051	5,719,336	59,089,278

Shares repurchased	(721,990)	(7,702,921)	(228,353)	(2,347,806)

Net increase	10,145,992	$108,150,130	5,490,983	$56,741,472

			For the period 12/23/08
			(commencement of operations)
	Six months ended 4/30/10		to 10/31/09

Class M	Shares	Amount	Shares	Amount

Shares sold	460,778	$4,933,545	229,753	$2,366,802

Shares issued in connection with
reinvestment of distributions	2,697	28,746	—*	2

	463,475	4,962,291	229,753	2,366,804

Shares repurchased	(36,105)	(386,517)	(49,664)	(502,983)

Net increase	427,370	$4,575,774	180,089	$1,863,821

			For the period 12/23/08
			(commencement of operations)
	Six months ended 4/30/10		to 10/31/09

Class R	Shares	Amount	Shares	Amount

Shares sold	22,645	$242,844	10,213	$103,903

Shares issued in connection with
reinvestment of distributions	29	311	—*	2

	22,674	243,155	10,213	103,905

Shares repurchased	(902)	(9,618)	(2,942)	(31,130)

Net increase	21,772	$233,537	7,271	$72,775

			For the period 12/23/08
			(commencement of operations)
	Six months ended 4/30/10		to 10/31/09

Class Y	Shares	Amount	Shares	Amount

Shares sold	12,555,639	$135,032,374	8,194,507	$85,510,467

Shares issued in connection with
reinvestment of distributions	55,269	590,827	—*	2

	12,610,908	135,623,201	8,194,507	85,510,469

Shares repurchased	(3,644,473)	(39,203,170)	(1,137,555)	(12,037,138)

Net increase	8,966,435	$96,420,031	7,056,952	$73,473,331

* Amount represents less than one rounded share.

At the close of the reporting period, Putnam Investments, LLC owned the following class shares:

			Percentage of
		Shares	class shares outstanding	Value

100 Fund	Class R	1,003	8.0%	$10,401

300 Fund	Class R	1,007	3.4	10,876

Note 5: Summary of derivative activity

100 Fund

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of April 30, 2010

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Credit contracts	Receivables	$7,275	Payables	$16,670

Foreign exchange
contracts	Receivables	1,034	Payables	1,718

Investments,
	Receivables, Net assets —		Payables, Net assets —
Interest rate	Unrealized appreciation/		Unrealized appreciation/
contracts	(depreciation)	2,484,311*	(depreciation)	6,652,783*

Total		$2,492,620		$6,671,171

* Includes cumulative appreciation/depreciation of futures contracts as reported in The fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not
accounted for as			Forward
hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$4,081	$4,081

Foreign exchange
contracts	—	—	(402)	—	(402)

Interest rate contracts	1,161,720	354,352	—	(810,729)	705,343

Total	$1,161,720	$354,352	$(402)	$(806,648)	$709,022

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not
accounted for as			Forward
hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$(2,463)	$(2,463)

Foreign exchange
contracts	—	—	(848)	—	(848)

Interest rate contracts	(4,668)	(215,029)	—	(1,930,946)	(2,150,643)

Total	$(4,668)	$(215,029)	$(848)	$(1,933,409)	$(2,153,954)

300 Fund

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of April 30, 2010

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Credit contracts	Receivables	$27,819	Payables	$58,925

Foreign exchange
contracts	Receivables	4,781	Payables	51,530

Investments,
	Receivables, Net assets —		Payables, Net assets —
Interest rate	Unrealized appreciation /		Unrealized appreciation /
contracts	(depreciation)	6,542,859*	(depreciation)	23,671,058*

Total		$6,575,459		$23,781,513

* Includes cumulative appreciation/depreciation of futures contracts as reported in The fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not
accounted for as			Forward
hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$15,275	$15,275

Foreign exchange
contracts	—	—	(45,438)	—	(45,438)

Interest rate contracts	3,451,139	568,320	—	(3,784,161)	235,298

Total	$3,451,139	$568,320	$(45,438)	$(3,768,886)	$205,135

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not
accounted for as			Forward
hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$(7,368)	$(7,368)

Foreign exchange
contracts	—	—	(3,208)	—	(3,208)

Interest rate contracts	(21,450)	(1,271,194)	—	(4,341,611)	(5,634,255)

Total	$(21,450)	$(1,271,194)	$(3,208)	$(4,348,979)	$(5,644,831)

Note 6: Initial capitalization and offering of shares

Each fund was established as a series of the trust on September 12, 2008 and commenced operations on December 23, 2008. Prior to December 23, 2008, the funds had no operations other than those related to organizational matters, including as noted below, the initial capital contributions by Putnam Investments, LLC and issuance of shares:

100 Fund
	Capital contribution	Shares issued

Class A	$4,950,000	495,000

Class B	10,000	1,000

Class C	10,000	1,000

Class M	10,000	1,000

Class R	10,000	1,000

Class Y	10,000	1,000

300 Fund
	Capital contribution	Shares issued

Class A	$4,950,000	495,000

Class B	10,000	1,000

Class C	10,000	1,000

Class M	10,000	1,000

Class R	10,000	1,000

Class Y	10,000	1,000

Note 7: Investment in Putnam Money Market Liquidity Fund

The funds invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $37,058 and $73,288 (for 100 Fund and 300 Fund, respectively) for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated as follows:

	Cost of purchases	Proceeds of sales

100 Fund	$157,197,213	$146,969,121

300 Fund	295,187,878	278,021,502

Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 8: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the Securities and Exchange Commission (the SEC) and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 9: Market and credit risk

In the normal course of business, the funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The funds may be exposed to additional credit risk that an institution or other entity with which the funds have unsettled or open transactions will default.

Shareholder meeting results (Unaudited)

December 18, 2009 meeting

At the meeting, each of the nominees for Trustees was elected, with all funds of the Trust voting together as a single class*, as follows:

	Votes for	Votes withheld

Ravi Akhoury	2,566,689,700	3,929,918

Jameson A. Baxter	2,566,704,258	3,915,360

Charles B. Curtis	2,566,702,967	3,916,651

Robert J. Darretta	2,566,745,632	3,873,986

Myra R. Drucker	2,566,694,748	3,924,870

John A. Hill	2,566,712,158	3,907,460

Paul L. Joskow	2,566,754,802	3,864,816

Elizabeth T. Kennan	2,566,690,713	3,928,905

Kenneth R. Leibler	2,566,733,552	3,886,066

Robert E. Patterson	2,566,763,419	3,856,199

George Putnam, III	2,566,693,850	3,925,768

Robert L. Reynolds	2,566,757,540	3,862,078

W. Thomas Stephens	2,566,760,127	3,859,491

Richard B. Worley	2,566,734,621	3,884,997

* Reflects votes with respect to the election of Trustees by funds of the Trust through January 15, 2010.

100 Fund

A proposal to approve a new management contract between the fund and Putnam Management was approved as  follows:

Votes	Votes		Broker
for	against	Abstentions	non-votes

2,832,017	38,847	141,471	1,141,853

A proposal to amend the fundamental investment restrictions with respect to investments in commodities was approved as follows:

Votes	Votes		Broker
for	against	Abstentions	non-votes

2,704,663	76,917	230,756	1,141,852

300 Fund

A proposal to approve a new management contract between the fund and Putnam Management was approved as follows:

Votes	Votes		Broker
for	against	Abstentions	non-votes

6,420,360	156,999	442,338	3,171,171

A proposal to amend the fundamental investment restrictions with respect to investments in commodities was approved as follows:

Votes	Votes		Broker
for	against	Abstentions	non-votes

6,500,888	164,497	354,312	3,171,171

All tabulations are rounded to the nearest whole number.

The Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus , or a summary prospectus if available, containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth	Value
Growth Opportunities Fund	Convertible Income-Growth Trust
International Growth Fund* **	Equity Income Fund
New Opportunities Fund	The George Putnam Fund of Boston
Small Cap Growth Fund*	The Putnam Fund for Growth and Income
Vista Fund	International Value Fund* ††
Voyager Fund	Mid Cap Value Fund
Small Cap Value Fund*
Blend
Asia Pacific Equity Fund*	Income
Capital Opportunities Fund*	American Government Income Fund
Capital Spectrum Fund‡	Diversified Income Trust
Emerging Markets Equity Fund*	Floating Rate Income Fund
Equity Spectrum Fund‡	Global Income Trust*
Europe Equity Fund*	High Yield Advantage Fund*
Global Equity Fund*	High Yield Trust*
International Capital Opportunities Fund*	Income Fund
International Equity Fund*	Money Market Fund†
Investors Fund	U.S. Government Income Trust
Research Fund

* A 1% redemption fee on total assets redeemed or exchanged within 90 days of purchase may be imposed for all share classes of these funds.

† An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

** Prior to January 1, 2010, the fund was known as Putnam International New Opportunities Fund.

†† Prior to January 1, 2010, the fund was known as Putnam International Growth and Income Fund.

Tax-free income
AMT-Free Municipal Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund†
Tax-Free High Yield Fund

State tax-free income funds:
Arizona, California, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio, and Pennsylvania

Absolute Return
Absolute Return 100 Fund
Absolute Return 300 Fund
Absolute Return 500 Fund
Absolute Return 700 Fund

Global Sector*
Global Consumer Fund
Global Energy Fund
Global Financials Fund
Global Health Care Fund
Global Industrials Fund
Global Natural Resources Fund
Global Sector Fund
Global Technology Fund
Global Telecommunications Fund
Global Utilities Fund

Asset allocation
Income Strategies Fund
Putnam Asset Allocation Funds — three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:
Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

Putnam RetirementReady®

Putnam RetirementReady Funds — 10 investment portfolios that offer diversification among stocks, bonds, and money market instruments and adjust to become more conservative over time based on a target date for withdrawing assets.

The 10 funds:
Putnam RetirementReady 2050 Fund
Putnam RetirementReady 2045 Fund
Putnam RetirementReady 2040 Fund
Putnam RetirementReady 2035 Fund
Putnam RetirementReady 2030 Fund
Putnam RetirementReady 2025 Fund
Putnam RetirementReady 2020 Fund
Putnam RetirementReady 2015 Fund
Putnam RetirementReady 2010 Fund
Putnam RetirementReady Maturity Fund

‡ A 1% redemption fee on total assets redeemed or exchanged within 30 days of purchase may be imposed for all share classes of these funds.

With the exception of money market funds, a 1% redemption fee may be applied to shares exchanged or sold within 7 days of purchase (90 days, for certain funds).

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our Web site.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our Web site contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

Putnam’s commitment
to confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Within the Putnam organization, your information is shared with those who need it to service your account or provide you with information about other Putnam products or services. Under certain circumstances, we must also share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. It is also our policy to share account information with your financial advisor, if you've provided us with information about your advisor and that person is listed on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:00 a.m. to 8:00 p.m. Eastern Time.

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Charles B. Curtis	Susan G. Malloy
Putnam Investment	Robert J. Darretta	Vice President and
Management, LLC	Myra R. Drucker	Assistant Treasurer
One Post Office Square	Paul L. Joskow
Boston, MA 02109	Elizabeth T. Kennan	Beth S. Mazor
	Kenneth R. Leibler	Vice President
Investment Sub-Manager	Robert E. Patterson
Putnam Investments Limited	George Putnam, III	James P. Pappas
57–59 St James’s Street	Robert L. Reynolds	Vice President
London, England SW1A 1LD	W. Thomas Stephens
	Richard B. Worley	Francis J. McNamara, III
Investment Sub-Advisor		Vice President and
The Putnam Advisory	Officers	Chief Legal Officer
Company, LLC	Robert L. Reynolds
One Post Office Square	President	Robert R. Leveille
Boston, MA 02109		Vice President and
	Jonathan S. Horwitz	Chief Compliance Officer
Marketing Services	Executive Vice President,
Putnam Retail Management	Principal Executive	Mark C. Trenchard
One Post Office Square	Officer, Treasurer and	Vice President and
Boston, MA 02109	Compliance Liaison	BSA Compliance Officer

Custodian	Charles E. Porter	Judith Cohen
State Street Bank	Senior Advisor to the Trustees	Vice President, Clerk and
and Trust Company		Assistant Treasurer
Steven D. Krichmar
Legal Counsel	Vice President and	Wanda M. McManus
Ropes & Gray LLP	Principal Financial Officer	Vice President, Senior Associate
Treasurer and Assistant Clerk
Trustees	Janet C. Smith
John A. Hill, Chairman	Vice President, Principal	Nancy E. Florek
Jameson A. Baxter,	Accounting Officer and	Vice President, Assistant Clerk,
Vice Chairman	Assistant Treasurer	Assistant Treasurer and
Ravi Akhoury		Proxy Manager

This report is for the information of shareholders of Putnam Absolute Return 100 Fund and Putnam Absolute Return 300 Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, or a summary prospectus if available, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The funds’ Statement of Additional Information contains additional information about the funds’ Trustees and is available without charge upon request by calling 1-800-225-1581.

This page left blank intentionally.

INVESTING FOR OVER 70 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

SA104 261590 6/10

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed- End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed- End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Funds Trust

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: June 28, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz
Jonathan S. Horwitz
Principal Executive Officer

Date: June 28, 2010

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: June 28, 2010

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: October 31, 2010

Date of reporting period: March 31, 2010 (commencement of operations) — April 30, 2010

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)
PPGAX

Putnam Global Sector Fund

Semiannual report
4 | 30 | 10

A world of investing.™

Putnam INVESTMENTS

7890

This GLOBAL SECTOR FUND invests in stocks of companies in markets around the world.

Putnam
Global Sector
Fund

Semiannual report
4 | 30 | 10

Message from the Trustees	1
About the fund	2
Interview with your fund’s portfolio manager	4
Your fund’s expenses	7
Terms and definitions	9
Trustee approval of management contract	10
Other information for shareholders	13
Financial statements	14

Message from the Trustees

Dear Fellow Shareholder:

Volatility returned to global equity markets this spring. This change was to be expected after the remarkable advances of the past year, but the headlines from Europe added fuel.

If 2009 can be characterized as a rebound from the liquidity crisis, the investment environment for 2010 is shaping up to be somewhat more difficult, one that requires analysis, insight, innovation, and expertise.

These attributes form the very core of Putnam’s analytic, active-management approach, which seeks to weather short-term periods of market dislocation, while preparing for the expected return of a more positive investing environment. With volatility rising in fixed-income markets, bond investors should benefit from active management as well.

We would like to thank all shareholders who took the time to vote by proxy on a number of issues, including shareholder-friendly management fee changes, which went into effect earlier this year. We would also like to welcome new shareholders to the fund, and thank all of our investors for your continued confidence in Putnam.

About the fund

A world of sectors in one portfolio

In recent decades, innovation and business growth have propelled stocks in different industry sectors to market-leading performance. To take advantage of investment opportunities across these sectors, Putnam offers a suite of actively managed global sector funds. For investors who do not want to choose one sector or decide how to allocate assets across industries, there is Putnam Global Sector Fund.

The fund is composed of eight Putnam global sector funds, each of which is managed by focused, experienced global stock analysts. These managers use risk controls and a bottom-up stock selection process that is grounded in fundamental research. The fund offers a simple, convenient way to invest in all sectors in the MSCI World Index.

Each underlying sector fund invests at least 80% of its assets in stocks of a particular industry group, in markets around the world. The funds can invest in businesses of all sizes, but focus primarily on midsize and large companies. The managers are not limited to value-style or growth-style investing, and can target businesses at different stages of growth, from newer, rapidly growing companies to established global corporations.

All the managers of Putnam’s sector funds combine rigorous research with a disciplined investment process. They focus on a number of factors when making investment decisions, including company valuation, financial strength, and competitive position within each sector. And because these are actively managed funds, the stocks in the portfolios are constantly monitored and adjusted as business fundamentals, market conditions, or investment opportunities change.

Consider these risks before investing: International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Underlying funds that engage in short sales of securities may incur losses if the securities appreciate in value and may experience higher volatility due to leverage resulting from investing the proceeds of securities sold short. The non-diversified status of the underlying funds means that they may invest in fewer issues, and can increase the fund’s vulnerability to common economic forces and may result in greater losses and volatility.

Talented analysts
pursue opportunities
around the globe

Since U.S companies represent only 42% of the total worldwide market capitalization, targeting stocks beyond U.S. borders is an important investment strategy. However, finding the right stocks in the broad universe of domestic and international markets requires rigorous research and in-depth knowledge of global markets.

Putnam Global Sector Fund represents the best ideas and stock recommendations from approximately 40 analysts covering over 1,000 companies. The fund’s manager is also head of Putnam’s Large Cap Equity Research organization, overseeing the research process and helping to build fund portfolios.

“We offer a team of analysts with
impressive experience and deep
global sector knowledge. Just
as important, in my view, is their
energy, passion, and drive to
outperform.”

— Andrew Matteis, Portfolio Manager

The fund’s global approach can give it a competitive edge in targeting opportunities in diverse markets around the world. Putnam analysts, who are located in Boston, London, and Singapore, talk to private companies and consultants, attend trade shows, and work to find information that the markets haven’t already factored into stock prices.

The fund invests in eight Putnam global sector funds.

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Interview with your
fund’s portfolio manager
Andrew Matteis

Andy, Putnam Global Sector Fund began
operations on March 31, 2010. Tell us about
the fund.

Putnam Global Sector Fund is a “fund-of-funds,” which means it invests in a portfolio of other Putnam mutual funds. In late 2008, Putnam introduced a new suite of global sector funds, each of which invests in stocks of a particular industry group, in markets around the world. These funds are managed by analysts who are experts in the sectors they cover. We decided to give investors the opportunity to invest in all of these sectors in one portfolio. We are pleased to offer this fund because it taps into the expertise of our entire global research organization.

How many sectors does the fund include?

The fund invests in eight funds, which cover the nine sectors in the fund’s benchmark, the MSCI World Index. The sectors are consumer, energy, financials, health care, industrials, natural resources, technology, telecommunications, and utilities. The fund does not invest in Putnam Global Energy Fund because the energy sector is covered within Putnam Global Natural Resources Fund.

How do you determine the weightings of
the individual funds within Putnam Global
Sector Fund’s portfolio?

We allocate the fund’s assets in roughly the same proportions as the fund’s benchmark, the MSCI World Index. For example, if the financials sector represents 21% of the MSCI World Index, Putnam Global Financials Fund will make up approximately the same percentage of the fund’s portfolio. It is also important to note that we rebalance the fund each quarter to keep it in alignment with the benchmark.

Can you tell us a bit about your investment
approach, and that of the other sector
fund managers?

Each of the underlying sector funds invests at least 80% of its assets in stocks of a specific

Global composition as of 4/30/10

The top 10 country/territory allocations represent 87.2% of the underlying funds’ net assets. The balance is invested in 21 other countries. Weightings will vary over time.

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“We provide the incentives for our
analysts to out-gather and out-
analyze their competitors. That’s what
they’re paid to do, and that’s what
they love to do. They have a passion
for research and stock picking.”
Andrew Matteis

industry group. The funds can invest in businesses of all sizes, but we focus primarily on midsize and large companies. We are not limited to value-style or growth-style investing, and we can invest in businesses at different stages of their growth cycles, from newer, rapidly growing companies to established global corporations.

A critical component of your approach is
fundamental research. Tell us more about that.

Our fund managers are also research analysts, and this is important because we build our portfolios on a stock-by-stock basis. We take a fundamental, bottom-up approach, which means we focus on the long-term potential of each individual company rather than on broader developments in the markets or economy. General themes at work in the market have some influence on our portfolio construction process, but we want our stock selection to be the main driver of performance. Unlike some sector funds in the industry, these funds are actively managed. All fund holdings are hand picked by analysts dedicated to that sector. We constantly monitor and adjust our holdings as business fundamentals or investment opportunities change, and we spend the time and energy to dig deep into each sector. These are big universes of stocks, and we need to identify the subset of stocks that we believe will outperform. By applying rigor, passion, incentives, and experience, we believe we can do a better job than a passively managed fund.

In addition to your role as portfolio
manager, you are also Head of Putnam’s
Large Cap Equity Research organization.
Tell us about your team.

We have a very experienced research team, with people who are passionate about investing. Putnam Global Sector Fund benefits from the best ideas and stock recommendations of approximately 40 analysts covering over 1,000 companies. It represents the work of analysts who are hunting for

Fund allocations as of 4/30/10

Allocations are represented as a percentage of the fund’s net assets. Holdings and allocations may vary over time.

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stocks around the world that they think will help the funds beat their benchmarks.

The job of an equity research analyst is to make stock recommendations to mutual fund managers. One of the most exciting aspects of our sector funds is they allow our analysts to put their talent and energy to work in their own funds. This gives them a sense of ownership, and we have a compensation structure that rewards those who deliver top-quartile results. We provide the incentives for our analysts to out-gather and out-analyze their competitors. That’s what they’re paid to do, and that’s what they love to do. They have a passion for research and stock picking. And while “passion” is difficult to quantify, I believe it’s an important differentiator for this fund.

Another important feature is the fund’s global
approach. Not all sector funds offer this.

That is correct. Unlike many of its competitors, this fund has the flexibility to invest outside U.S. borders, which is important because U.S. companies represent only 42% of the total worldwide market capitalization. To find the best stocks in a particular sector, you must consider the entire global universe, since many of the strongest performers are in international markets. We have analysts across the globe — they’re here in Boston and in London and Singapore. They are on the ground, doing the research, meeting with companies, and studying the industries. What’s also important, however, is that our process ensures that the analysts come together, talk to each other, and share investment ideas. We encourage all our investment professionals to share information, to challenge their colleagues, and to push one another to perform.

Thank you, Andy. We look forward to
meeting again in six months to discuss the
fund’s performance for the annual report.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Andrew Matteis is Head of Large Cap Equity Research at Putnam. He holds an M.P.A. and an M.B.A. from New York University and a B.A. from Lehman College. Andy joined Putnam in 1993 and has been in the investment industry since 1985.

IN THE NEWS

The first-quarter earnings season was much better than expected. With virtually all of the S&P 500 companies reporting, 68% have beaten analysts’ expectations, according to Standard & Poor’s. In a typical quarter, 61% of companies beat estimates. Both top-line (sales) and bottom-line earnings (profits) are coming in above expectations. Companies that undertook aggressive cost-cutting measures during the economic downturn have added to their bottom lines. Now many of those firms are experiencing rising sales, which is essential to sustained, long-term growth.

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Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Estimated net expenses for the fiscal year ended	1.43%	2.18%	2.18%	1.93%	1.68%	1.18%
10/31/10*

Estimated total annual operating expenses for the
fiscal year ended 10/31/10	2.07%	2.82%	2.82%	2.57%	2.32%	1.82%

Annualized expense ratio for the period from
3/31/10 (commencement of operations ) to 4/30/10	0.25%	1.00%	1.00%	0.75%	0.50%	0.00%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and differs from that shown in the financial highlights of this report because it includes fees and expenses of the underlying Putnam funds in which the fund invests.

* Reflects Putnam Management’s decision to contractually limit expenses through 3/31/11.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in Putnam Global Sector Fund from March 31, 2010 (commencement of operations) to April 30, 2010. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000 *†	$0.21	$0.85	$0.85	$0.64	$0.42	$0.00

Ending value (after expenses)	$996.00	$995.00	$995.00	$995.00	$996.00	$996.00

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the period from 3/31/10 (commencement of operations) to 4/30/10. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

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Estimate the expenses you paid

To estimate the ongoing expenses you paid for the period ended April 30, 2010, use the following calculation method. To find the value of your investment on March 31, 2010 (commencement of operations), call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000 *†	$0.21	$0.85	$0.85	$0.64	$0.43	$0.00

Ending value (after expenses)	$1,004.03	$1,003.40	$1,003.40	$1,003.61	$1,003.82	$1,004.25

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the period from 3/31/10 (commencement of operations) to 4/30/10. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

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Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays Capital Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Morgan Stanley Capital International (MSCI) World Index is an unmanaged index of equity securities from developed countries.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

9

Trustee approval of management contract

General conclusions

In December 2009, the Putnam funds’ Board of Trustees, which oversees the management of each Putnam fund, approved, for an initial term ending June 30, 2010, your fund’s management contract with Putnam Investment Management (“Putnam Management”); the sub-management contract, with respect to your fund, between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”); and the sub-advisory contract among Putnam Management, PIL, and another affiliate, Putnam Advisory Company (“PAC”).

In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requested and evaluated all information it deemed reasonably necessary under the circumstances. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. The Contract Committee recommended, and the Independent Trustees approved, the initial execution of your fund’s management, sub-management and sub-advisory contracts. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not evaluated PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the proposed fee schedule for your fund would represent reasonable compensation in light of the nature and quality of the services to be provided to the fund, the fees paid by competitive funds and comparable Putnam funds, and the costs expected to be incurred by Putnam Management in providing such services, and

• That the fee schedule would represent an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at anticipated future asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the proposed fee arrangements for your fund were considered in light of fee arrangements for other Putnam funds, which are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Management fee schedules and
categories; total expenses

The Trustees considered your fund’s proposed management fee schedule and considered that, although the fund would pay no management fee to Putnam Management, Putnam Management would receive management fees from the underlying Putnam funds in which your fund invests. The Trustees noted that the

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proposed fee schedule was consistent with the current fee schedules of other Putnam funds that pursued their objectives by investing substantially all of their assets in other Putnam funds, which had been carefully developed over the years and re-examined on many occasions and adjusted where appropriate. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for funds in your fund’s Lipper category. The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints. The Trustees expressed their intention to monitor the fund’s percentile rankings in management fees and in total expenses to ensure that fees and expenses of the fund continue to meet evolving competitive standards.

The Trustees considered Putnam Management’s contractual obligation through March 31, 2011 to reimburse the fund for certain other expenses (not including brokerage, interest, taxes, investment-related expenses, payments under distribution plans, and extraordinary expenses). The Trustees also considered Putnam Management’s contractual obligation to limit certain expenses of the underlying funds.

• Economies of scale. The Trustees considered that, effective January 1, 2010, most Putnam funds (including the underlying funds, but not your fund, which does not pay any management fees) will have the benefit of breakpoints in their management fees that will provide shareholders of all funds with significant economies of scale, so that the effective management fee rate of a fund (as a percentage of fund assets) will decline as the aggregate net assets of all funds in the Fund Family grow in size and cross specified asset thresholds. (“Fund Family” for purposes of this discussion refers to all open-end mutual funds sponsored by Putnam Management, except for the Putnam RetirementReady® Funds, Putnam Money Market Liquidity Fund and your fund.) Conversely, if the aggregate net assets of the funds in the Fund Family decline — as has been the case in recent years — these breakpoints will result in increasing fee levels. The Trustees concluded that the fee schedule proposed for your fund represented an appropriate sharing of economies of scale at projected asset levels.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ decision to approve your fund’s initial management contract with Putnam Management. The Trustees are assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Oversight Coordinating Committee of the Trustees and the Investment Oversight Committees of the Trustees, which generally meet on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process —as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. Ordinarily, in its review of management contracts, the Trustees consider the investment performance of each fund over multiple time periods and in comparison with various benchmarks and the performance of competitive funds. The Trustees were not able to consider this for your fund because your fund was not yet operational and had no performance record.

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Brokerage and soft-dollar allocations;
other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees considered a change made, at Putnam Management’s request, to the Putnam funds’ brokerage allocation policy commencing in 2009, which increased the permitted soft dollar allocation to third-party services over what had been authorized in previous years. The Trustees noted that a portion of available soft dollars continue to be allocated to the payment of fund expenses, although the amount allocated for this purpose has declined in recent years. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage and trends in industry practice to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

In the case of your fund, the Trustees’ initial review of the fund’s management contract also included the review of the fund’s distributor’s contract and distribution plans with Putnam Retail Management Limited Partnership, which contract and plans also provide benefits to an affiliate of Putnam Management, and the review of the investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”), which agreement provides benefits to an affiliate of Putnam Management.

Comparison of retail and institutional
fee schedules

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparisons of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across different asset classes are typically higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees proposed for your fund are reasonable.

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Other information for shareholders

Important notice regarding delivery
of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2009, are available in the Individual Investors section of putnam.com, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Trustee and employee
fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of April 30, 2010, Putnam employees had approximately $347,000,000 and the Trustees had approximately $49,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

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Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

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The fund’s portfolio 4/30/10 (Unaudited)

	Shares	Value

Global Sector Funds* 99.5%
Putnam Global Consumer Fund (Class Y)	7,351	$103,498

Putnam Global Financials Fund (Class Y)	8,152	107,783

Putnam Global Health Care Fund (Class Y)	1,054	52,209

Putnam Global Industrials Fund (Class Y)	4,099	56,440

Putnam Global Natural Resources Fund (Class Y)	4,700	91,511

Putnam Global Technology Fund (Class Y)	4,153	63,078

Putnam Global Telecommunications Fund (Class Y)	1,951	21,516

Putnam Global Utilities Fund (Class Y)	2,078	22,342

Total Global Sector Funds (cost $529,553)		$518,377

Fixed Income Funds* 0.5%
Putnam Money Market Fund (Class A)	2,715	$2,715

Total Fixed Income Funds (cost $2,715)		$2,715

Total Investments (cost $532,268)		$521,092

Notes to the fund’s portfolio

The notes to the fund’s portfolio are for the reporting period ended April 30, 2010.

* Percentages indicated are based on net assets of $521,042.

Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (ASC 820) establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Global sector funds	$518,377	$—	$—

Fixed income funds	2,715	—	—

Totals by level	$521,092	$—	$—

The accompanying notes are an integral part of these financial statements.

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Statement of assets and liabilities 4/30/10 (Unaudited)

ASSETS

Investment in affiliated underlying Putnam Funds, at value (Note 1):
Affiliated underlying Putnam Funds (identified cost $532,268) (Note 6)	$521,092
Receivable for shares of the fund sold	2,876

Unamortized offering costs (Note 1)	109,841

Receivable from Manager (Note 2)	15,612

Total assets	649,421

LIABILITIES

Payable for investments purchased	2,876

Payable for distribution fees (Note 2)	50

Payable for offering costs (Note 1)	116,546

Other accrued expenses	8,907

Total liabilities	128,379

Net assets	$521,042

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1, 4 and 5)	$532,268

Accumulated net investment loss (Note 1)	(50)

Net unrealized depreciation of investments	(11,176)

Total — Representing net assets applicable to capital shares outstanding	$521,042

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($174,430 divided by 17,517 shares)	$9.96

Offering price per class A share (100/94.25 of $9.96)*	$10.57

Net asset value and offering price per class B share ($12,956 divided by 1,302 shares)**	$9.95

Net asset value and offering price per class C share ($80,322 divided by 8,071 shares)**	$9.95

Net asset value and redemption price per class M share ($9,954 divided by 1,000 shares)	$9.95

Offering price per class M share (100/96.50 of $9.95)*	$10.31

Net asset value, offering price and redemption price per class R share
($9,956 divided by 1,000 shares)	$9.96

Net asset value, offering price and redemption price per class Y share
($233,424 divided by 23,436 shares)	$9.96

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

16

Statement of operations For the period 3/31/10 (commencement of operations) to 4/30/10 (Unaudited)

INVESTMENT INCOME

Income distributions from underlying Putnam Fund shares	$—

Total investment income	—

EXPENSES

Distribution fees — Class A (Note 2)	8

Distribution fees — Class B (Note 2)	9

Distribution fees — Class C (Note 2)	22

Distribution fees — Class M (Note 2)	7

Distribution fees — Class R (Note 2)	4

Amortization of offering costs (Note 1)	10,195

Reports to shareholders	6,226

Auditing	2,451

Other	235

Fees waived and reimbursed by Manager (Note 2)	(19,107)

Total expenses	50

Net investment loss	(50)

Net unrealized depreciation of underlying Putnam Fund shares during the period	(11,176)

Net loss on investments	(11,176)

Net decrease in net assets resulting from operations	$(11,226)

The accompanying notes are an integral part of these financial statements.

17

Statement of changes in net assets

INCREASE IN NET ASSETS	For the period 3/31/10 (commencement
of operations) to 4/30/10*

Operations:
Net investment loss	$(50)

Net unrealized depreciation on underlying Putnam Fund shares	(11,176)

Net decrease in net assets resulting from operations	(11,226)

Increase from capital share transactions (Note 4)	472,268

Total increase in net assets	461,042

NET ASSETS

Beginning of period (Note 5)	60,000

End of period (including accumulated net investment loss of $50)	$521,042

* Unaudited

The accompanying notes are an integral part of these financial statements.

18

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19

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:							RATIOS AND SUPPLEMENTAL DATA:

			Net realized
	Net asset value,		and unrealized	Total from				Ratio of expenses	Ratio of net investment
	beginning	Net investment	gain (loss) on	investment	Net asset value,	Total return at net	Net assets, end of	to average net assets	income (loss) to average
Period ended	of period	income (loss) [a]	investments	operations	end of period	asset value (%) [b]	period (in thousands)	(%) [c,d]	net assets (%) [d]	Portfolio turnover (%)

Class A
April 30, 2010 **†	$10.00	— [e]	(.04)	(.04)	$9.96	(.40) *	$174	.02 *	(.02) *	— *[f]

Class B
April 30, 2010 **†	$10.00	(.01)	(.04)	(.05)	$9.95	(.50) *	$13	.08 *	(.08) *	— *[f]

Class C
April 30, 2010 **†	$10.00	(.01)	(.04)	(.05)	$9.95	(.50) *	$80	.08 *	(.08) *	— *[f]

Class M
April 30, 2010 **†	$10.00	(.01)	(.04)	(.05)	$9.95	(.50) *	$10	.06 *	(.06) *	— *[f]

Class R
April 30, 2010 **†	$10.00	— [e]	(.04)	(.04)	$9.96	(.40) *	$10	.04 *	(.04) *	— *[f]

Class Y
April 30, 2010 **†	$10.00	—	(.04)	(.04)	$9.96	(.40) *	$233	— *	— *	— *[f]

* Not annualized.

** Unaudited.

† For the period March 31, 2010 (commencement of operations) to April 30, 2010.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Expense ratios do not include expenses of the underlying funds.

d Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation the expenses for the period reflect a reduction of the following amount (Note 2):

Percentage of
average net assets

April 30, 2010	10.05%

e Amount represents less than $0.01 per share.

f Amount represents less than 0.01%.

The accompanying notes are an integral part of these financial statements.

20	21

Notes to financial statements 4/30/10 (Unaudited)

Note 1: Significant accounting policies

Putnam Global Sector Fund (the fund), is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The fund seeks capital appreciation.

The financial statements report on this fund, which may invest in the following Putnam Funds: Putnam Global Consumer Fund, Putnam Global Financials Fund, Putnam Global Health Care Fund, Putnam Global Industrials Fund, Putnam Global Natural Resources Fund, Putnam Global Technology Fund, Putnam Global Telecommunications Fund, Putnam Global Utilities Fund and Putnam Money Market Fund (the underlying Putnam Funds), which are managed by Putnam Investment Management, LLC (Putnam Management), the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC. The financial statements of the underlying Putnam Funds contain additional information about the expenses and investments of the underlying Putnam Funds and are available upon request.

The fund offers class A, class B, class C, class M, class R and class Y shares. The fund began offering each class of shares on March 31, 2010. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee benefit plans, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs.

A 1.00% redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 90 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the period from March 31, 2010 (commencement of operations) through April 30, 2010 (the reporting period). Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued, June 15, 2010, have been evaluated in the preparation of the financial statements.

A) Security valuation The price of the fund’s shares is based on its net asset value (NAV), which is in turn based on the NAV’s of the underlying Putnam Funds in which it invests. The NAV per share of each class equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day the exchange is open. Each underlying Putnam Fund, other than Putnam Money Market Fund, values its investments for which market quotations are readily available at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price. Market quotations are not considered to be readily available for certain debt

22

obligations; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which considers such factors as security prices, yields, maturities and ratings). Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, each underlying Putnam Fund will fair value foreign equity securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by each underlying Putnam Fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. To the extent a pricing service or dealer is unable to value a security or provides a valuation which Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that each underlying Putnam Fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

The valuation of Putnam Money Market Fund’s, an underlying Putnam Fund, portfolio instruments is determined by means of the amortized cost method (which approximates market value) as set forth in Rule 2a-7 under the Investment Company Act of 1940. The amortized cost of an instrument is determined by valuing it at its original cost and thereafter amortizing any discount or premium from its face value at a constant rate until maturity.

B) Security transactions and related investment income Security transactions, which consist of shares of the underlying Putnam Funds, are recorded on the trade date (date the order to buy or sell is executed). Gains or losses from the sale of the underlying Putnam Funds are determined on the identified cost basis. Income and capital gain distributions from the underlying Putnam Funds are recorded on the ex-dividend date.

C) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

The aggregate identified cost on a tax basis is $532,268, resulting in gross unrealized appreciation and depreciation of $418 and $11,594, respectively, or net unrealized depreciation of $11,176.

D) Distributions to shareholders The fund normally distributes any net investment income and any realized capital gains annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

E) Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

F) Offering costs The offering costs of $120,036 are being fully amortized on a straight-line basis over a twelve-month period. The fund will reimburse Putnam Management for the payment of these expenses.

23

Note 2: Management fee, administrative services and other transactions

The fund does not pay a management fee to Putnam Management.

Putnam Management has contractually agreed to reimburse the fund for other expenses (not including brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s distribution plan) through March 31, 2011. During the reporting period, the fund’s expenses were reduced by $19,107 as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $425 and no monies from the sale of class A and class M shares, respectively, and received no monies in contingent deferred sales charges from redemptions of class B and class C shares.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A and class M redemptions.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of underlying Putnam Funds aggregated $532,270 and $2, respectively.

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	For the period 3/31/10 (commencement of operations) to 4/30/10

Class A	Shares	Amount

Shares sold	16,517	$166,650

Shares issued in connection with
reinvestment of distributions	—	—

	16,517	166,650

Shares repurchased	—	—

Net increase	16,517	$166,650

24

	For the period 3/31/10 (commencement of operations) to 4/30/10

Class B	Shares	Amount

Shares sold	302	$3,000

Shares issued in connection with
reinvestment of distributions	—	—

	302	3,000

Shares repurchased	—	—

Net increase	302	$3,000

	For the period 3/31/10 (commencement of operations) to 4/30/10

Class C	Shares	Amount

Shares sold	7,071	$72,525

Shares issued in connection with
reinvestment of distributions	—	—

	7,071	72,525

Shares repurchased	—	—

Net increase	7,071	$72,525

	For the period 3/31/10 (commencement of operations) to 4/30/10

Class Y	Shares	Amount

Shares sold	22,436	$230,095

Shares issued in connection with
reinvestment of distributions	—	—

	22,436	230,095

Shares repurchased	—*	(2)

Net increase	22,436	$230,093

* Represents fractional shares.

Class M and Class R had no capital share transactions other than the initial capitalization (Note 5).

At the close of the reporting period, a Trustee of the fund owned 9.46% of the outstanding shares of the fund.

At the close of the reporting period, Putnam Investments, LLC owned the following class shares of the fund:

	Shares	Percent of Ownership	Value

Class A	1,000	5.71%	$9,960

Class B	1,000	76.80%	$9,950

Class C	1,000	12.39%	$9,950

Class M	1,000	100.00%	$9,954

Class R	1,000	100.00%	$9,956

Class Y	1,000	4.27%	$9,960

25

Note 5: Initial capitalization and offering of shares

The fund was established as a series of the Trust on March 31, 2010. Prior to March 31, 2010, the fund had no operations other than those related to organizational matters, including as noted below, the initial capital contributions by Putnam Investments, LLC and issuance of shares:

	Capital contribution	Shares issued

Class A	$10,000	1,000

Class B	$10,000	1,000

Class C	$10,000	1,000

Class M	$10,000	1,000

Class R	$10,000	1,000

Class Y	$10,000	1,000

Note 6: Transactions with affiliated issuers

Transactions during the reporting period with companies in which the fund owned at least 5% of the voting securities were as follows:

	Purchase	Sale	Investment
Affiliates	cost	proceeds	income	Value

Putnam Global Consumer Fund	$105,123	$—*	$—	$103,498

Putnam Global Financials Fund	111,564	—*	—	107,783

Putnam Global Health Care Fund	53,014	—*	—	52,209

Putnam Global Industrials Fund	57,219	—*	—	56,440

Putnam Global Natural Resources Fund	94,372	—*	—	91,511

Putnam Global Technology Fund	64,032	—*	—	63,078

Putnam Global Telecommunications Fund	21,663	—*	—	21,516

Putnam Global Utilities Fund	22,568	—*	—	22,342

Putnam Money Market Fund	2,715	—*	—	2,715

Totals	$532,270	$2	$—	$521,092

* Sale proceeds are less than $1.00 for each underlying Putnam Fund.

Market values are shown for those securities affiliated at period end.

Note 7: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the Securities and Exchange Commission (the SEC) and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 8: Market and credit risk

In the normal course of business, the underlying Putnam Funds trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The underlying Putnam Funds may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

26

The Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus , or a summary prospectus if available, containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth	Value
Growth Opportunities Fund	Convertible Income-Growth Trust
International Growth Fund* **	Equity Income Fund
New Opportunities Fund	The George Putnam Fund of Boston
Small Cap Growth Fund*	The Putnam Fund for Growth and Income
Vista Fund	International Value Fund* ††
Voyager Fund	Mid Cap Value Fund
Small Cap Value Fund*
Blend
Asia Pacific Equity Fund*	Income
Capital Opportunities Fund*	American Government Income Fund
Capital Spectrum Fund‡	Diversified Income Trust
Emerging Markets Equity Fund*	Floating Rate Income Fund
Equity Spectrum Fund‡	Global Income Trust*
Europe Equity Fund*	High Yield Advantage Fund*
Global Equity Fund*	High Yield Trust*
International Capital Opportunities Fund*	Income Fund
International Equity Fund*	Money Market Fund†
Investors Fund	U.S. Government Income Trust
Research Fund

* A 1% redemption fee on total assets redeemed or exchanged within 90 days of purchase may be imposed for all share classes of these funds.

† An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

** Prior to January 1, 2010, the fund was known as Putnam International New Opportunities Fund.

††  Prior to January 1, 2010, the fund was known as Putnam International Growth and Income Fund.

27

Tax-free income
AMT-Free Municipal Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund†
Tax-Free High Yield Fund

State tax-free income funds:
Arizona, California, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio, and Pennsylvania

Absolute Return
Absolute Return 100 Fund
Absolute Return 300 Fund
Absolute Return 500 Fund
Absolute Return 700 Fund

Global Sector*
Global Consumer Fund
Global Energy Fund
Global Financials Fund
Global Health Care Fund
Global Industrials Fund
Global Natural Resources Fund
Global Sector Fund
Global Technology Fund
Global Telecommunications Fund
Global Utilities Fund

Asset allocation
Income Strategies Fund
Putnam Asset Allocation Funds — three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:
Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

Putnam RetirementReady®
Putnam RetirementReady Funds — 10 investment portfolios that offer diversification among stocks, bonds, and money market instruments and adjust to become more conservative over time based on a target date for withdrawing assets.

The 10 funds:
Putnam RetirementReady 2050 Fund
Putnam RetirementReady 2045 Fund
Putnam RetirementReady 2040 Fund
Putnam RetirementReady 2035 Fund
Putnam RetirementReady 2030 Fund
Putnam RetirementReady 2025 Fund
Putnam RetirementReady 2020 Fund
Putnam RetirementReady 2015 Fund
Putnam RetirementReady 2010 Fund
Putnam RetirementReady Maturity Fund

‡ A 1% redemption fee on total assets redeemed or exchanged within 30 days of purchase may be imposed for all share classes of these funds.

With the exception of money market funds, a 1% redemption fee may be applied to shares exchanged or sold within 7 days of purchase (90 days, for certain funds).

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

28

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Myra R. Drucker	Beth S. Mazor
Putnam Investment	Paul L. Joskow	Vice President
Management, LLC	Elizabeth T. Kennan
One Post Office Square	Kenneth R. Leibler	James P. Pappas
Boston, MA 02109	Robert E. Patterson	Vice President
George Putnam, III
Investment Sub-Manager	Robert L. Reynolds	Francis J. McNamara, III
Putnam Investments Limited	W. Thomas Stephens	Vice President and Chief
57–59 St James’s Street	Richard B. Worley	Legal Officer
London, England SW1A 1LD
	Officers	Robert R. Leveille
Investment Sub-Advisor	Robert L. Reynolds	Vice President and
The Putnam Advisory	President	Chief Compliance Officer
Company, LLC
One Post Office Square	Jonathan S. Horwitz	Mark C. Trenchard
Boston, MA 02109	Executive Vice President,	Vice President and
	Principal Executive	BSA Compliance Officer
Marketing Services	Officer, Treasurer and
Putnam Retail Management	Compliance Liaison	Judith Cohen
One Post Office Square		Vice President, Clerk and
Boston, MA 02109	Charles E. Porter	Assistant Treasurer
Senior Advisor to the Trustees
Custodian		Wanda M. McManus
State Street Bank	Steven D. Krichmar	Vice President, Senior Associate
and Trust Company	Vice President and	Treasurer and Assistant Clerk
Principal Financial Officer
Legal Counsel		Nancy E. Florek
Ropes & Gray LLP	Janet C. Smith	Vice President, Assistant Clerk,
	Vice President, Principal	Assistant Treasurer and
Trustees	Accounting Officer and	Proxy Manager
John A. Hill, Chairman	Assistant Treasurer
Jameson A. Baxter,
Vice Chairman	Susan G. Malloy
Ravi Akhoury	Vice President and
Charles B. Curtis	Assistant Treasurer
Robert J. Darretta

This report is for the information of shareholders of Putnam Global Sector Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, or a summary prospectus if available, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

INVESTING FOR OVER 70 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com
1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

SA730 261582 6/10

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed- End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed- End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Funds Trust

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: June 28, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz
Jonathan S. Horwitz
Principal Executive Officer

Date: June 28, 2010

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: June 28, 2010